                                                   Filed Pursuant to Rule 485(b)
                                                       Registration No. 2-71299
                                                                       811-3153


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A
                                   ---------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X
                                                                 -----
     Pre-Effective Amendment No. ______                          _____
     Post-Effective Amendment No.   43                             X
                                  ------                         -----

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                                                                 -----
     Amendment No.   43
                   -----
                       FRANK RUSSELL INVESTMENT COMPANY
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             909 A Street, Tacoma, Washington                 98402
             ------------------------------------            --------
          (Address of Principal Executive Office)           (ZIP Code)

        Registrant's Telephone Number, including area code: 253/627-7001

                  Gregory J. Lyons, Associate General Counsel
                        Frank Russell Investment Company
             909 A Street, Tacoma, Washington  98402  253/596-2406
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)
                    Steven M. Felsenstein, Esq.
                    Stradley, Ronon, Stevens & Young
                    2600 One Commerce Square
                    Philadelphia, PA  19103  215/564-8074

Approximate date of commencement of proposed sale to the public: As soon as practical after the effective date of the Registration Statement.

     It is proposed that this filing will become effective (check appropriate box)
     (   )  immediately upon filing pursuant to paragraph (b)

     ( X )  on (May 1, 1999) pursuant to paragraph (b)
     (   )  60 days after filing pursuant to paragraph (a)(1)

     (   )  on (date) pursuant to paragraph (a)(1)
     (   )  75 days after filing pursuant to paragraph (a)(2)
     (   )  on (date) pursuant to paragraph (a)(2) of rule 485.
     If appropriate, check the following box:
     (   )  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

+++++++++++++++
+RUSSELL FUNDS+
+++++++++++++++

                                                FRANK RUSSELL INVESTMENT COMPANY

Russell Funds

PROSPECTUS

CLASS C E AND S SHARES

DIVERSIFIED EQUITY FUND

SPECIAL GROWTH FUND

EQUITY INCOME FUND

QUANTITATIVE EQUITY FUND

INTERNATIONAL SECURITIES FUND

EMERGING MARKETS FUND

REAL ESTATE SECURITIES FUND

SHORT TERM BOND FUND

DIVERSIFIED BOND FUND

MULTISTRATEGY BOND FUND


MAY 1, 1999


909 A STREET, TACOMA, WA 98402  .  800-787-7354  .  258-627-7001

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

                                                                  [RUSSELL LOGO]

                               TABLE OF CONTENTS

Risk/Return Summary.........................................................   3
  Investment Objectives and Principal Investment Strategies.................   3
  Principal Risks...........................................................  13
  Performance...............................................................  18
  Fees and Expenses.........................................................  21
Summary Comparison of the Funds.............................................  24
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  25
Management of the Funds.....................................................  26
The Money Managers..........................................................  28
Portfolio Turnover..........................................................  28
Dividends and Distributions.................................................  29
Taxes.......................................................................  29
How Net Asset Value Is Determined...........................................  30
Distribution and Shareholder Servicing Arrangements.........................  31
How to Purchase Shares......................................................  31
Exchange Privilege..........................................................  33
How to Redeem Shares........................................................  34
Payment of Redemption Proceeds..............................................  35
Written Instructions........................................................  35
Account Policies............................................................  36
Financial Highlights........................................................  37
Money Manager Information...................................................  56

                              RISK/RETURN SUMMARY

           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Diversified Equity Fund

  Investment Objective. To provide income and capital growth by investing principally in equity securities.

  Principal Investment Strategies. The Diversified Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

  . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector.

  Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and substyle and its performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more Frank Russell Investment Company (FRIC) money market Funds.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Special Growth Fund

  Investment Objective. To maximize total return primarily through capital appreciation and assuming a higher level of volatility than Diversified Equity Fund.

  Principal Investment Strategies. The Special Growth Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

  The Fund's investments may include companies that have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 2000(R) Index.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

  .Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  Up to 15% of a Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Equity Income Fund

  Investment Objective. To achieve a high level of current income, while maintaining the potential for capital appreciation.

  Principal Investment Strategies. The Equity Income Fund invests primarily in common stocks of medium and large capitalization companies, most of which are US-based.

  Because the Fund's investment objective is primarily to provide a high level of current income, the Fund generally pursues a value style of securities selection, emphasizing investments in common stocks of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment sub-styles. The Fund uses two principal investment sub-styles, intended to complement one another:

  . Yield Substyle -- emphasizes investments in equity securities with above-average yield relative to the market. Generally, these securities are issued by companies in the financial and utilities industries and, to a lesser extent, other industries.

  . Low Price/Earnings Ratio Substyle -- emphasizes investments in equity securities of companies that are considered undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors. From time to time, this substyle may also include investments in companies with above-average earnings growth prospects, if they appear to be undervalued in relation to their securities' historical price levels.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment substyle and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Quantitative Equity Fund

  Investment Objective. To provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index.

  Principal Investment Strategies. The Quantitative Equity Fund invests primarily in common stocks of medium and large capitalization companies, which are predominately US-based.

  The Fund generally pursues a market-oriented style of security selection based on quantitative investment models. This style emphasizes investments in companies that appear to be undervalued relative to their growth prospects.

  The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these styles to complement one another. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  Each of the Fund's money managers use quantitative models to rank securities based upon their expected ability to outperform the total return of the Russell 1000 Index. Once a money manager has ranked the securities, it then selects the securities most likely to outperform and constructs, for its segment of the Fund, a portfolio that has risks similar to the Russell 1000 Index. Each money manager performs this process independently from each other money manager.

  The Russell 1000 Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion.

  The Fund's money managers typically use a variety of quantitative models, ranking securities within each model and on a composite basis using proprietary weighting formulas. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models, and price momentum models.

  Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

International Securities Fund

  Investment Objective. To provide favorable total return and additional diversification for US investors.

  Principal Investment Strategies. The International Securities Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

  The Fund's investments span most of the developed nations of the world (particularly Europe and the Far East) to maintain a high degree of diversification among countries and currencies. Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.

  The Fund may seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to "lock in" the US dollar price of a security that it plans to buy or sell. The Fund may not accurately predict currency movements.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

  . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector. A variation of this style maintains investments that replicate country and sector weightings of a broad international market index.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Emerging Markets Fund

  Investment Objective. To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  Principal Investment Strategies. The Emerging Markets Fund will primarily invest in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries. These companies are referred to as "Emerging Market Companies." For purposes of the Fund's operations, an "emerging market" country is a country having an economy and market that the World Bank or the United Nations consider to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia, and most countries located in Western Europe.

  The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers in at least three different emerging market countries.

  The Fund invests in common stocks of Emerging Market Companies and in depository receipts, which represent ownership of securities of non-US companies. The Fund may also invest in rights, warrants and convertible fixed-income securities. The Fund's securities are denominated primarily in foreign currencies and may be held outside the United States.

  Some emerging markets countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when it believes it is appropriate to do so, the Fund may invest in pooled investment vehicles, such as other investment companies, which enjoy broader or more efficient access to shares of Emerging Market Companies in certain countries.

  The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these styles to complement one another. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments (e.g., capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics). The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into repurchase agreements. Under those agreements a bank or broker dealer sells securities to the Fund, and agrees to repurchase the securities at the Fund's cost plus interest, ordinarily on the next business day.

  The Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time. This kind of agreement is known as a "forward commitment" or as a "when-issued" transaction.

  Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. A Fund will receive either cash or US government debt obligations as collateral.

  Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.

Real Estate Securities Fund

  Investment Objective. To generate a high level of total return through above average current income, while maintaining the potential for capital appreciation.

  Principal Investment Strategies. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

  The Fund invests primarily in securities of companies that own and/or manage properties, known as real estate investment trusts (REITs). REITs may be composed of anywhere from two to over 1,000 properties. The Fund may also invest in equity and debt securities of other types of real estate-related companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these investment styles to complement one another:

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, property type and geographic weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash of US government debt obligations as collateral.

Short Term Bond Fund

  Investment Objective. The preservation of capital and the generation of current income consistent with preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  Principal Investment Strategies. The Short Term Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

  The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality.

  The average weighted duration of the Fund's portfolio typically ranges within 15% of the average weighted duration of the Merrill Lynch 1-2.99 Years Treasury Index, but may vary up to 50% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Merrill Lynch 1-2.99 Years Treasury Index.

  The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy, but not for leverage purposes.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Diversified Bond Fund

  Investment Objective. To provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  Principal Investment Strategies. The Diversified Bond Fund invests primarily in investment grade fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

  The average weighted duration of the Fund's portfolio typically ranges within 10% of the average weighted duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of December 31, 1998, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. In seeking investments that will produce cash flow, the Fund's money managers also identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

  The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy, but not for leverage purposes.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Multistrategy Bond Fund

  Investment Objective. To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios.

  Principal Investment Strategies. The Multistrategy Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

  The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by a Fund money manager to be of comparable quality.

  The average weighted duration of the Fund's portfolio typically ranges within 10% of the average weighted duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of Deceember 31, 1998, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

  The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                                PRINCIPAL RISKS

  An investment in the Funds, like any investment, has risks. The value of each Fund fluctuates, and you could lose money. The following table describes principal types of risks that the Funds are subject to and lists next to each description those Funds most likely to be affected by the risk. Other Funds that are not listed may hold portfolio investments that are subject to one or more of the risks, but will not do so in a way that is expected to principally affect the performance of the Fund as a whole. Please refer to the Funds' Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and investment practices employed.

  Risk Associated With:             Description                Relevant Fund
  ---------------------   -------------------------------      -------------
 Multi-manager approach   The investment styles employed    All Funds
                          by a Fund's money managers may
                          not be complementary. The
                          interplay of the various
                          strategies employed by a Fund's
                          multiple money managers may
                          result in the Fund's holding a
                          concentration of certain types
                          of securities. This
                          concentration may be beneficial
                          or detrimental to the Fund's
                          performance depending upon the
                          performance of those securities
                          and the overall economic
                          environment. The multiple
                          manager approach could result
                          in a high level of portfolio
                          turnover, resulting in higher
                          Fund brokerage expenses and
                          increased tax liability from
                          the Fund's realization of
                          capital gains
 Equity securities        The value of equity securities    Diversified Equity
                          will rise and fall in response    Special Growth
                          to the activities of the          Equity Income
                          company that issued the stock,    Quantitative Equity
                          general market conditions,        International
                          and/or economic conditions.       Securities
                                                            Emerging Markets
                                                            Real Estate
                                                            Securities
  . Value Stocks          Investments in value stocks are   Diversified Equity
                          subject to risks that (i) their   Special Growth
                          intrinsic values may never be     Equity Income
                          realized by the market or (ii)    International
                          such stock may turn out not to    Securities
                          have been undervalued.
  . Growth Stocks         Growth company stocks may         Diversified Equity
                          provide minimal dividends that    Special Growth
                          can cushion stock prices in a     International
                          market decline. The value of      Securities
                          growth company stocks may rise
                          and fall dramatically based, in
                          part, on investors' perceptions
                          of the company rather than on
                          fundamental analysis of the
                          stocks.
  . Market-Oriented       Market-oriented investments are   Diversified Equity
    Investments           generally subject to the risks    Special Growth
                          associated with growth and        Quantitative Equity
                          value stocks.                     International
                                                            Securities

  Risk Associated With:              Description                Relevant Fund
  ---------------------   --------------------------------      -------------
  . Securities of small   Investments in smaller companies   Special Growth
    capitalization        may involve greater risks
    companies             because these companies
                          generally have a limited track
                          record. Smaller companies often
                          have narrower markets and more
                          limited managerial and financial
                          resources than larger, more
                          established companies. As a
                          result, their performance can be
                          more volatile which could
                          increase the volatility of a
                          Fund's portfolio.
 Fixed-income securities  Prices of fixed-income             Short Term Bond
                          securities rise and fall in        Diversified Bond
                          response to interest rate          Multistrategy Bond
                          changes. Generally, when
                          interest rates rise, prices of
                          fixed-income securities fall.
                          The longer the duration of the
                          security, the more sensitive the
                          security is to this risk. A 1%
                          increase in interest rates would
                          reduce the value of a $100 note
                          by approximately one dollar if
                          it had a one year duration, but
                          would reduce its value by
                          approximately fifteen dollars if
                          it had a 15 year duration. There
                          is also a risk that one or more
                          of the securities will be
                          downgraded in credit rating or
                          go into default. Lower-rated
                          bonds generally have higher
                          credit risks.
  . Non-investment grade  Although lower rated debt          Short Term Bond
    fixed-income          securities generally offer a       Multistrategy Bond
    securities            higher yield than higher rated
                          debt securities, they involve
                          higher risks. They are
                          especially subject to:
                          . Adverse changes in general
                            economic conditions and in the
                            industries in which their
                            issuers are engaged,
                          . Changes in the financial
                            condition of their issuers,
                            and
                          . Price fluctuations in response
                            to changes in interest rates.
                          As a result, issuers of lower
                          rated debt securities are more
                          likely than other issuers to
                          miss principal and interest
                          payments or to default.

  Risk Associated With:              Description                Relevant Fund
  ---------------------   --------------------------------      -------------
 International            A Fund's return and net asset      International
 securities               value may be significantly         Securities
                          affected by political or           Emerging Markets
                          economic conditions and            Short Term Bond
                          regulatory requirements in a       Multistrategy Bond
                          particular country. Foreign
                          markets, economies and political
                          systems may be less stable than
                          US markets, and changes in
                          exchange rates of foreign
                          currencies can affect the value
                          of a Fund's foreign assets.
                          Foreign laws and accounting
                          standards typically are not as
                          strict as they are in the US and
                          there may be less public
                          information available about
                          foreign companies.
  . Non-U.S. debt         A Fund's foreign debt securities   Short Term Bond
    securities            are typically obligations of       Multistrategy Bond
                          sovereign governments. These
                          securities are particularly
                          subject to a risk of default
                          from political instability.
  . Emerging market       Investments in emerging or         Emerging Markets
    countries             developing markets involve
                          exposure to economic structures
                          that are generally less diverse
                          and mature, and to political
                          systems which have less
                          stability than those of more
                          developed countries. Emerging
                          market securities are subject to
                          currency transfer restrictions
                          and may experience delays and
                          disruptions in securities
                          settlement procedures.
  . Instruments of US     Non-US corporations and banks      Short Term Bond
    and foreign banks     issuing dollar denominated         Diversified Bond
    and branches and      instruments in the US are not      Multistrategy Bond
    foreign               necessarily subject to the same
    corporations,         regulatory requirements that
    including Yankee      apply to US corporations and
    Bonds                 banks, such as accounting,
                          auditing and recordkeeping
                          standards, the public
                          availability of information and,
                          for banks, reserve requirements,
                          loan limitations, and
                          examinations. This increases the
                          possibility that a non-US
                          corporation or bank may become
                          insolvent or otherwise unable to
                          fulfill its obligations on these
                          instruments.
 Derivatives (e.g.        If a Fund incorrectly forecasts    Short Term Bond
 futures contracts,       interest rates in using            Diversified Bond
 options on futures,      derivatives, the Fund could lose   Multistrategy Bond
 interest rate swaps)     money. Price movements of a
                          futures contract, option or
                          structured note may not be
                          identical to price movements of
                          portfolio securities or a
                          securities index resulting in
                          the risk that, when a Fund buys
                          a futures contract or option as
                          a hedge, the hedge may not be
                          completely effective.

  Risk Associated With:             Description                Relevant Fund
  ---------------------   -------------------------------      -------------
 Real estate securities   Just as real estate values go     Real Estate
                          up and down, companies involved   Securities
                          in the industry, and in which a
                          Fund invests, also fluctuate.
                          Such a Fund is subject to the
                          risks associated with direct
                          ownership of real estate.
                          Additional risks include
                          declines in the value of real
                          estate, changes in general and
                          local economic conditions,
                          increases in property taxes and
                          changes in tax laws and
                          interest rates. The value of
                          securities of companies that
                          service the real estate
                          industry may also be affected
                          by such risks.
  . REITs                 REITs may be affected by          Real Estate
                          changes in the value of the       Securities
                          underlying properties owned by
                          the REITs and by the quality of
                          any credit extended. Moreover,
                          the underlying portfolios of
                          REITs may not be diversified,
                          and therefore are subject to
                          the risk of financing a single
                          or a limited number of
                          projects. REITs are also
                          dependent upon management
                          skills and are subject to heavy
                          cash flow dependency, defaults
                          by borrowers, self-liquidation
                          and the possibility of failing
                          either to qualify for tax-free
                          pass through of income under
                          federal tax laws or to maintain
                          their exemption from certain
                          Federal securities laws.
 Municipal Obligations    Municipal obligations are         Short Term Bond
                          affected by economic, business    Diversified Bond
                          or political developments.        Multistrategy Bond
                          These securities may be subject
                          to provisions of litigation,
                          bankruptcy and other laws
                          affecting the rights and
                          remedies of creditors, or may
                          become subject to future laws
                          extending the time for payment
                          of principal and/or interest,
                          or limiting the rights of
                          municipalities to levy taxes.
 Repurchase Agreements    Under a repurchase agreement, a   Emerging Markets
                          bank or broker sells securities
                          to a Fund and agrees to
                          repurchase them at the Fund's
                          cost plus interest. If the
                          value of the securities
                          declines, and the bank or
                          broker defaults on its
                          repurchase obligation, the Fund
                          could incur a loss.
 Exposing Liquidity       By exposing its liquidity         Diversified Equity
 Reserves to Equity       reserves to the equity market,    Special Growth
 Markets                  a Fund's performance tends to     Equity Income
                          correlate more closely to the     Quantitative Equity
                          performance of the market as a    International
                          whole. Although this increases    Securities
                          a Fund's performance if equity    Emerging Markets
                          markets rise, it reduces a        Real Estate
                          Fund's performance if equity      Securities
                          markets decline.

  Risk Associated With:               Description                 Relevant Fund
  ---------------------   ----------------------------------      -------------
 Securities Lending       If a borrower of a Fund's            All Funds
                          securities fails financially, the
                          Fund's recovery of the loaned
                          securities may be delayed or the
                          Fund may lose its rights to the
                          collateral.
 Year 2000
  . Year 2000 and Fund    The Funds' operations depend on      All Funds
    operations            the smooth functioning of their
                          service providers' computer
                          systems. The Funds and their
                          shareholders could be adversely
                          affected if those computer systems
                          do not properly process and
                          calculate date-related information
                          on or after January 1, 2000. Many
                          computer software systems in use
                          today cannot distinguish between
                          the year 2000 and the year 1900.
                          Although year 2000-related
                          computer problems could have a
                          negative effect on the Funds and
                          their shareholders, the Funds'
                          service providers have advised the
                          Funds that they are working to
                          avoid such problems. Because it is
                          the obligation of those service
                          providers to ensure the proper
                          functioning of their computer
                          systems, the Funds do not expect
                          to incur any material expense in
                          connection with year 2000
                          preparations.
  . Year 2000 and         The Funds and their shareholders     All Funds
    Fund portfolio        could be adversely affected if the
    investments           computer systems of the issuers in
                          which the Funds invest or those of
                          the service providers they depend
                          upon, do not properly process and
                          calculate date-related information
                          on or after January 1, 2000. If
                          such an event occurred, the value
                          of those issuer's securities could
                          be reduced.
  . Year 2000 and Fund    A Fund that invests significantly    International
    portfolio             in Non-US issuers may be exposed     Emerging Markets
    investments in non-   to a higher degree of risk from      Short Term Bond
    U.S. issuers          Year 2000 issues than other Funds.   Fixed Income III
                          It is generally believed that Non-
                          US governments and issuers are
                          less prepared for Year 2000
                          related contingencies than the US
                          government and US-based issuers,
                          which could result in a more
                          significant diminution in value of
                          non-US issuer's securities on or
                          after January 1, 2000.

  An investment in any of the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  PERFORMANCE

  The following bar charts illustrate the risks of investing in the Funds by showing how the performance of each Fund's Class S shares varies from year to year over a 10 year period (or, if a Fund has not been in operation for 10 years, since the beginning of operations of such Fund). The return for the other classes of shares offered by this Prospectus will differ from the Class S returns shown in the bar chart, depending upon the fees and expenses of that class. The chart does not reflect any account maintenance fee or any fee that you may be required to pay upon redemption of the Fund's shares. Any such charge will reduce your return.

  Past performance is no indication of future results.

                           [BAR CHART APPEARS HERE]

      Diversified  Special  Equity   Quantitative  International  Emerging  Real Estate  Short Term  Diversified  Multistrategy
        Equity     Growth   Income     Equity        Securities   Markets   Securities      Bond        Bond          Bond
        Class S    Class S  Class S    Class S        Class S     Class S     Class S      Class S     Class S      Class S
      -----------  -------  -------  ------------  -------------  --------  -----------  ----------  -----------  -------------
1989     29.06%     23.92%   25.61%     26.08%         22.24%                               10.99%      12.52%
1990     -7.01%    -14.28%   -6.90%     -5.60%        -15.34%                 -15.92%        9.71%       7.58%
1991     31.05%     43.11%   27.52%     31.70%         11.99%                  37.08%       12.31%      15.29%
1992      8.32%     12.52%   11.51%      8.67%         -6.94%                  17.29%        2.74%       6.57%
1993     10.53%     15.48%   13.23%     12.56%         33.48%                  17.42%        6.98%      10.02%
1994     -0.01%     -3.71%    0.69%      0.19%          4.86%      -5.83%       7.24%        0.82%      -3.25%       -4.35%
1995     32.17%     28.52%   34.76%     37.69%         10.20%      -8.21%      10.87%        9.95%      17.76%       17.92%
1996     23.29%     18.65%   21.45%     23.08%          7.63%      12.26%      36.81%        4.76%       3.43%        4.97%
1997     31.32%     28.77%   33.59%     32.70%          0.26%      -3.45%      18.99%        6.02%       9.09%        9.50%
1998     25.18%      0.42%   12.99%     24.82%         12.90%     -27.57%     -15.94%        6.09%       8.09%        6.79%

  During the period shown in the bar charts, each Fund had the following highest and lowest quarterly return:

                                                      Best           Worst
                                                    Quarter         Quarter
                                                 -------------- ----------------
Diversified Equity.............................. 22.46% (4Q/98) (15.19)% (3Q/90)
Special Growth.................................. 22.40% (1Q/91) (22.45)% (3Q/90)
Equity Income................................... 16.47% (1Q/91) (15.63)% (3Q/90)
Quantitative Equity............................. 22.58% (4Q/98) (14.38)% (3Q/90)
International Securities........................ 16.06% (4Q/98) (17.66)% (3Q/90)
Emerging Markets................................ 22.69% (4Q/93) (21.64)% (3Q/98)
Real Estate Securities.......................... 24.69% (1Q/91) (14.24)% (3Q/90)
Short Term Bond.................................  4.80% (2Q/89)  (0.72)% (1Q/94)
Diversified Bond................................  6.87% (2Q/89)  (2.79)% (1Q/94)
Multistrategy Bond..............................  6.23% (2Q/95)  (3.44)% (1Q/94)

  The following table further illustrates the risks of investing in the Funds by showing how each Fund's average annual returns for 1, 5 and 10 years (or, if a Fund has not been in operation for 10 years, since the beginning of operations of such Fund) compare with the returns of certain indexes that measure broad market performance.

Average annual total returns*
 for the periods ended December 31, 1998

                                                                      Since
                                         1 Year  5 Years  10 Years Inception**
                                         ------  -------  -------- -----------
   Diversified Equity Fund
   Class E**............................  24.59%  22.11%   17.73%       -- %
   Class S..............................  25.11   22.32    17.83        --
   Russell 1000(R) Index................  27.02   23.37    19.03        --
   Special Growth Fund
   Class E**............................   0.04   13.42    14.00        --
   Class S..............................   0.42   13.68    14.13        --
   Russell 2500(TM) Index...............   0.38   14.13    14.61        --
   Equity Income Fund
   Class E**............................  12.41   19.68    16.54        --
   Class S..............................  12.99   19.99    16.70        --
   Russell 1000(R) Value Index..........  15.63   20.86    17.39        --
   Quantitative Equity Fund
   Class E**............................  24.34   22.66    18.20        --
   Class S..............................  24.82   22.97    18.35        --
   Russell 1000(R) Index................  27.02   23.37    19.03        --
   International Securities Fund
   Class E**............................  12.53    6.84     7.20        --
   Class S..............................  12.90    7.08     7.32        --
   MSCI EAFE Index......................  20.33    9.51     5.86        --
   Emerging Markets Fund++
   Class E**............................ (27.61)  (7.47)     --       (0.65)
   Class S.............................. (27.57)  (7.46)     --       (0.64)
   IFC Investable Composite Index+...... (22.02) (10.14)     --        0.95
   Extended Barings Emerging Markets
    Index............................... (18.76)  (6.30)     --        4.17

                                                                       Since
                                           1 Year  5 Years 10 Years Inception**
                                           ------  ------- -------- -----------
   Real Estate Securities Fund++
   Class E**.............................  (16.25)   9.96     --       10.27
   Class S...............................  (15.94)  10.22     --       10.40
   NAREIT Equity REIT Index..............  (17.51)   9.80     --        9.90
   Short Term Bond Fund**
   Class S...............................    6.09    5.49    6.98        --
   Merrill Lynch 1-2.99 Years Treasury
    Index................................    7.00    5.99    7.37        --
   Diversified Bond Fund
   Class E**.............................    7.63    6.54    8.43        --
   Class S...............................    8.09    6.80    8.56        --
   Lehman Brothers Aggregate Bond Index..    8.69    7.27    9.26        --
   Multistrategy Bond Fund++
   Class E**.............................    6.59    6.68     --        7.12
   Class S...............................    6.79    6.72     --        7.16
   Lehman Brothers Aggregate Bond Index..    8.69    7.27     --        7.45

---------------------

* No returns are shown for Class C Shares of any Fund or Class E Shares of the Short Term Bond Fund, because those shares were not issued during the periods shown. Had the Rule 12b-1 distribution fees and shareholder servicing fees for Class C Shares and the shareholder servicing fees for Class E Shares of the Short-Term Bond Fund been reflected in the returns shown for Class S Shares, the returns shown would have been lower.

** The returns shown for the Class E Shares reflect the deduction of Rule 12b-
   1 distribution fees beginning on the date each Fund's commencement of its Class E operations, which is identified below, until May 18, 1998. Effective May 18, 1998, Class E Shares of the Funds no longer charged Rule 12b-1 distribution fees, which had reduced returns prior to that date. The results shown have not been increased to reflect the effect of the elimination of those fees. Returns for periods prior to each Fund's commencement of operations of its Class E Shares are those of the Fund's Class S Shares, and therefore do not reflect deduction of Rule 12b-1 distribution or shareholder services fees. Each Fund commenced operations of its Class E Shares on the following dates: the Diversified Equity Fund-- May 27, 1997; the Equity Income, Quantitative Equity, Special Growth, International Securities, Real Estate Securities, and Diversified Bond Funds--November 4, 1996; the Multistrategy Bond Fund--September 11, 1998; the Emerging Markets Fund--September 22, 1998; and the Short-Term Bond Fund--February 18, 1999.

+ Prior to April 1, 1999, the comparative index for the Emerging Markets Fund was the Extended Barings Emerging Markets Index. The Fund believes that the IFC Investable Composite Index better represents the universe of securities researched and purchased by emerging markets managers more closely approximates the Fund's investment portfolio and covers a much broader universe of securities within emerging markets.

++ The Emerging Markets Fund and the Fixed Income III Fund commenced operations on January 29, 1993. For periods prior to April 1, 1995, performance results for those Funds do not reflect deduction of investment management fees. The Real Estate Securities Fund commenced operations on July 28, 1989.

30-Day Yields*
 for the period ended December 31, 1998

                                                                         Current
                                                                         -------
   Short Term Bond--Class S.............................................  4.89%
   Diversified Bond--Class E............................................  5.14%
   Diversified Bond--Class S............................................  5.40%
   Multistrategy Bond--Class E..........................................  5.68%
   Multistrategy Bond--Class S..........................................  5.93%

  ---------------------

  * No yields are shown for Class C Shares of each Fund, or for Class E Shares of Short Term Bond Fund, because those shares were not issued during the period shown.

  To obtain current 30-day yield information, please call 1-800-787-7354.

                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                               Shareholder Fees

                (fees paid directly from your investment)

                                        Maximum Sales
                         Maximum Sales  Charge (Load)                                      Maximum
                             Charge      Imposed on      Maximum                           Account
                         (Load) Imposed  Reinvested   Deferred Sales Redemption Exchange Maintenance
                          on Purchases    Dividends   Charge (Load)     Fees      Fees      Fees*
                         -------------- ------------- -------------- ---------- -------- -----------
Each Fund (Class C).....      None          None           None         None      None    $12.50/yr
Each Fund (Class E).....      None          None           None         None      None     12.50/yr
Each Fund (Class S).....      None          None           None         None      None     12.50/yr

---------------------

* For the Special Growth, Real Estate Securities, Emerging Markets and Short Term Bond Funds, the annual account maintenance fee is imposed on accounts under $5,000. For the Diversified Equity, Equity Income, Quantitative Equity, International Securities, Diversified Bond and Multistrategy Bond Funds, the annual account maintenance fee is imposed on accounts under $10,000. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fee will be waived for: (i) accounts established before July 1, 1998; (ii) accounts held by retirement plans representing multiple participants; (iii) accounts held by trustees, officers, employees, and certain third-party contractors of FRIC and its affiliates and their spouses and children; and (iv) classes of accounts for which maintenance costs are absorbed by a third-party. Investors considering an investment of less than the amounts stated above may wish to consider investing in FRIC's LifePoints Funds, shareholder accounts of which are not subject to an account maintenance fee. For more information see FRIC's LifePoints Funds prospectus.

 Annual Operating Expenses (expenses that are deducted from Fund assets) (% of net assets)

                                                  Other Expenses
                                                    (including
                                                  Administrative
                                                     Fees and      Total Annual
                         Advisory  Distribution    Shareholder    Fund Operating
                           Fee+   (12b-1) Fees** Servicing Fees)#  Expenses**#+
                         -------- -------------- ---------------- --------------
Class C Shares
 Diversified Equity
  Fund..................  0.73%       0.75%           0.47%           1.95%
 Special Growth Fund....  0.90%       0.75%           0.55%           2.20%
 Equity Income Fund.....  0.75%       0.75%           0.56%           2.06%
 Quantitative Equity
  Fund..................  0.73%       0.75%           0.46%           1.94%
 International
  Securities Fund.......  0.90%       0.75%           0.65%           2.30%
 Emerging Markets Fund..  1.15%       0.75%           0.91%           2.81%
 Real Estate Securities
  Fund..................  0.80%       0.75%           0.55%           2.10%
 Short Term Bond Fund...  0.45%       0.75%           0.47%           1.67%
 Diversified Bond Fund..  0.40%       0.75%           0.44%           1.59%
 Multistrategy Bond
  Fund*.................  0.60%       0.75%           0.46%           1.81%
Class E Shares
 Diversified Equity
  Fund..................  0.73%       0.00%           0.47%           1.20%
 Special Growth Fund....  0.90%       0.00%           0.55%           1.45%
 Equity Income Fund.....  0.75%       0.00%           0.56%           1.31%
 Quantitative Equity
  Fund..................  0.73%       0.00%           0.46%           1.19%
 International
  Securities Fund.......  0.90%       0.00%           0.65%           1.55%
 Emerging Markets Fund..  1.15%       0.00%           0.91%           2.06%
 Real Estate Securities
  Fund..................  0.80%       0.00%           0.55%           1.35%
 Short Term Bond Fund...  0.45%       0.00%           0.47%           0.92%
 Diversified Bond Fund..  0.40%       0.00%           0.44%           0.84%
 Multistrategy Bond
  Fund*.................  0.60%       0.00%           0.46%           1.06%
Class S Shares
 Diversified Equity
  Fund..................  0.73%       0.00%           0.22%           0.95%
 Special Growth Fund....  0.90%       0.00%           0.30%           1.20%
 Equity Income Fund.....  0.75%       0.00%           0.31%           1.06%
 Quantitative Equity
  Fund..................  0.73%       0.00%           0.21%           0.94%
 International
  Securities Fund.......  0.90%       0.00%           0.40%           1.30%
 Emerging Markets Fund..  1.15%       0.00%           0.66%           1.81%
 Real Estate Securities
  Fund..................  0.80%       0.00%           0.30%           1.10%
 Short Term Bond Fund...  0.45%       0.00%           0.22%           0.67%
 Diversified Bond Fund..  0.40%       0.00%           0.19%           0.59%
 Multistrategy Bond
  Fund*.................  0.60%       0.00%           0.21%           0.81%

+ If you purchase any class of Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your financial intermediary for information concerning what additional fees, if any, will be charged. Each Fund may also pay, in addition to the fee set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

* FRIC's advisor, Frank Russell Investment Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2000, a portion of its combined 0.65% advisory and administrative fees for the Multistrategy Bond Fund, up to the full amount of those combined fees, for all Fund expenses that exceed 0.80% of the average daily net assets on an annual basis. Taking the fee waiver into account, the actual annual total operating expenses for Class S Shares would be 0.80% of the average net assets of the Multistrategy Bond Fund. The annual total operating expenses for Class C Shares and Class E Shares would have been approximately 1.80% and 1.05%, respectively, of the Fund's average net assets.

** Pursuant to the rules of the National Association of Securities Dealers, Inc. (NASD), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Class C Shares of the Funds rather than on a per shareholder basis. Therefore, long-term shareholders of the Class C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

# Annual operating expenses for Class C Shares of each Fund and Class E Shares for the Short Term Bond Fund are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. "Other Expenses" for Class C and Class E Shares include a shareholder servicing fee of 0.25% of average daily net assets of the Funds' Class C Shares and Class E Shares, respectively. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single management agreement for which each Fund paid a single fee. Since then FRIMCo's advisory and administrative services have been provided under a separate advisory agreement and administrative agreement which provide for the fees reflected in the table.

 Example

  This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year and that operating expenses remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The example does not reflect the deduction of an annual $12.50 account maintenance fee imposed on accounts with less than the required minimum balance. If it did, the costs shown would be higher.

  Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
Class C:
Diversified Equity Fund.........................  $195   $615   $1,077   $2,452
Special Growth Fund.............................   220    694    1,216    2,767
Equity Income Fund..............................   206    649    1,138    2,591
Quantitative Equity Fund........................   194    612    1,072    2,440
International Securities Fund...................   230    725    1,271    2,893
Emerging Markets Fund...........................   281    886    1,553    3,534
Real Estate Securities Fund.....................   210    662    1,160    2,641
Short Term Bond Fund............................   167    526      923    2,101
Diversified Bond Fund...........................   159    501      879    2,000
Multistrategy Bond Fund.........................   181    571    1,000    2,277

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
Class E:
Diversified Equity Fund.........................  $120   $378   $  663   $1,509
Special Growth Fund.............................   145    457      801    1,824
Equity Income Fund..............................   131    413      724    1,648
Quantitative Equity Fund........................   119    375      658    1,497
International Securities Fund...................   155    489      856    1,950
Emerging Markets Fund...........................   206    649    1,138    2,591
Real Estate Securities Fund.....................   135    426      746    1,698
Short Term Bond Fund............................    92    290      508    1,157
Diversified Bond Fund...........................    84    265      464    1,057
Multistrategy Bond Fund.........................   106    334      586    1,333
Class S:
Diversified Equity Fund.........................  $ 95   $299   $  525   $1,195
Special Growth Fund.............................   120    378      663    1,509
Equity Income Fund..............................   106    334      586    1,333
Quantitative Equity Fund........................    94    296      519    1,182
International Securities Fund...................   130    410      718    1,635
Emerging Markets Fund...........................   181    571    1,000    2,277
Real Estate Securities Fund.....................   110    347      608    1,384
Short Term Bond Fund............................    67    211      370      843
Diversified Bond Fund...........................    59    186      326      742
Multistrategy Bond Fund.........................    81    255      448    1,019

                        SUMMARY COMPARISON OF THE FUNDS

                          Anticipated   Maximum
                            Equity       Debt
    Fund                  Investments Investments                   Focus
    ----                  ----------- -----------                   -----
Diversified Equity          65-100%       35%     Income and capital growth
 Fund...................
Special Growth Fund.....    65-100%       35%     Maximum total return primarily through
                                                   capital appreciation
Equity Income Fund......    65-100%       35%     Current income
Quantitative Equity            100%        0%     Total return
 Fund...................
International Securities    65-100%       35%     Total return
 Fund...................
Emerging Markets Fund...    65-100%       35%     Maximum total return, primarily through
                                                   capital appreciation
Real Estate Securities      65-100%       35%     Total return
 Fund...................
Short Term Bond Fund....      0-35%      100%     Preservation of capital and generation
                                                   of current income
Diversified Bond Fund...        35%      100%     Current income and diversification
Multistrategy Bond               0%      100%     Maximum total return primarily through
 Fund...................                           capital appreciation

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds are offered through certain bank trust departments, registered investment advisers, broker-dealers or other financial services organizations that have been selected by the Funds' adviser or distributor (Financial Intermediaries). The Funds are designed to provide a means for investors to use Frank Russell Investment Management Company's (FRIMCo) and Frank Russell Company's (Russell) "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Funds divide responsibility for corporate management and investment advice between FRIMCo and a number of different money managers.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  The Funds believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. The Funds believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes employing a multi-style, multi-manager approach.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. For this reason, no single manager has consistently outperformed the market over extended periods. Although performance cycles tend to repeat themselves, they do not do so predictably.

  The Funds believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within subsets or styles of specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. The Funds combine these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to the risk of any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

  The Funds conduct their business through a number of service providers, who act on behalf of the Funds. FRIMCo, the Funds' administrator and investment adviser, performs the Funds' day to day corporate management and also evaluates and oversees the Funds' money managers. Each of the Funds' money managers makes all investment decisions for the portion of the Fund assigned to it by FRIMCo. The Funds' custodian, State Street Bank, maintains custody of all of the Funds' assets. FRIMCo, in its capacity as the Funds' transfer agent, is responsible for maintaining the Funds' shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

                            MANAGEMENT OF THE FUNDS

  The Funds' investment adviser is FRIMCo, 909 A Street, Tacoma, Washington 98402. FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds and manages over $14 billion in more than 30 mutual fund portfolios. FRIMCo was established in 1982 to serve as the investment management arm of Russell.

  Russell, which acts as consultant to the Funds, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides the Funds and FRIMCo with the asset management consulting services that it provides to its other consulting clients. The Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual life insurance corporation headquartered in Milwaukee, Wisconsin. It leads the US in both individual life insurance sold annually and individual life insurance in force.

  FRIMCo recommends money managers to the Funds, allocates Fund assets among them, oversees them, and evaluates their results. FRIMCo also oversees the management of the Funds' liquidity reserves. The Funds' money managers select the individual portfolio securities for the assets assigned to them.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    June 1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, Tax Exempt Bond and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since June
    1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Fixed Income I, Fixed Income III, Diversified Bond, Short Term Bond, Tax Exempt Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since April
    1994. Ms. Carter, jointly with another portfolio manager listed in this section, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager listed in this section, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Funds' liquidity portfolios on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . C. Nola Kulig, who has been a Portfolio Manager of FRIMCo since January
    1996. From 1994 to 1995, Ms. Kulig was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Kulig was Senior Research Analyst with Russell. Ms. Kulig, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Russell. Mr. Trittin, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  The aggregate annual rate of advisory and administrative fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Diversified Equity Fund, 0.78%; Special Growth Fund, 0.95%; Equity Income Fund, 0.80%; Quantitative Equity Fund, 0.78%; International Securities Fund, 0.95%; Emerging Markets Fund, 1.20%; Real Estate Securities Fund, 0.85%; Short Term Bond Fund, 0.50%; Diversified Bond Fund, 0.45%; and Multistrategy Bond Fund, 0.65%. The fees of the Funds, other than the Short Term Bond and Diversified Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives that use only a single money manager. Of these aggregate amounts 0.05% is attributable to administrative services. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single Management Agreement for which each Fund paid a single fee. Since then, FRIMCo's advisory and administrative services are provided under a separate advisory agreement and an administrative agreement. Each Fund may also pay, in addition to the aggregate fees set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

                              THE MONEY MANAGERS

  Each Fund allocates its assets among the money managers listed under "Money Manager Information" at the end of this Prospectus. FRIMCo, as the Funds' advisor, may change the allocation of a Fund's assets among money managers at any time. The Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits a Fund to engage or terminate a money manager at any time, subject to the approval by the Fund's Board of Trustees (Board), without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. The Funds select money managers based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in any Fund's selection or termination of a money manager.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies. Additionally, each manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each manager based on FRIMCo's assessment of the manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers' activities are subject to general oversight by the Board and the Funds' officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

                              PORTFOLIO TURNOVER

  The portfolio turnover rates for certain Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Funds' money managers makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another
Fund) is purchasing the same security. Also, when a Fund replaces a money manager the new money manager may significantly restructure the investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. When a Fund realizes capital gains upon selling portfolio securities, your tax liability increases. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.

                          DIVIDENDS AND DISTRIBUTIONS

Income Dividends

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and net short-term capital gains (if any), according to the following schedule:

Declared                    Payable                              Funds
--------                    -------                              -----
Monthly....  Early in the following month           Diversified Bond and
                                                     Multistrategy
                                                     Bond Funds
Quarterly..  Mid: April, July, October and December Diversified Equity, Special
                                                     Growth, Equity Income,
                                                     Quantitative Equity, Real
                                                     Estate Securities and Short
                                                     Term Bond Funds
Annually...  Mid-December                           International Securities and
                                                     Emerging Markets Fund

Capital Gains Distributions

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare a special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that the Fund pays them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

Buying a Dividend

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

Automatic Reinvestment

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Funds' Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions taxed as capital gains may be taxable at different rates depending on how long a Fund holds its assets.

  When you sell or exchange your shares of a Fund, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

  Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-US investors may be subject to US withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences in holding shares of a Fund.

  Any foreign taxes paid by a Fund on its investments may be passed through to its shareholders as foreign tax credits.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Diversified Equity Fund, Special Growth Fund, Equity Income Fund, Quantitative Equity Fund or Real Estate Securities Fund will generally qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax professional with respect to the applicability of these rules.

  By law, a Fund must withhold 31% of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                       HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

  The net asset value per share is calculated for shares of each Class of each Fund on each business day on which shares are offered or redemption orders are tendered. For all Funds, a business day is one on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is not open on national holidays. All Funds determine net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern Time).

Valuation of Portfolio Securities

  Securities held by the Funds are typically priced using market quotations or pricing services when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities. The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board. If you hold shares in a Fund, such as the

International Securities Fund or Emerging Markets Fund, that holds portfolio securities that are listed primarily on foreign exchanges, the net asset value of the Fund's shares may change on a day when you will not be able to purchase or redeem Fund shares. This is because the value of those portfolio securities may change on weekends or other days when the Fund does not price its shares.

                         DISTRIBUTION AND SHAREHOLDER
                            SERVICING ARRANGEMENTS

  The Funds offer multiple classes of shares: Class C shares, Class E shares and Class S Shares.

    Class C Shares participate in the Funds' Rule 12b-1 distribution plan and in the Funds' shareholder servicing plan. Under distribution plan, the Funds' Class C shares pay distribution fees of 0.75% annually for the sale and distribution of Class C shares. Under the shareholder servicing plan, the Funds' Class C shares pay shareholder servicing fees of 0.25% annually for services provided to Class C shareholders. Because both of these fees are paid out of the Funds' Class C share assets on an ongoing basis, over time these fees will increase the cost of an Class C share investment in the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

    Class E Shares participate in the Funds' shareholder servicing plan. Under the shareholder servicing plan, the Funds' Class E shares pay daily fees equal to 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder servicing fees are paid out of the Funds' Class E share assets on an ongoing basis, and over time will increase the cost of your investment in the Funds.

    Class S Shares participate in neither the Funds' distribution plan nor the Funds' shareholder services plan.

                            HOW TO PURCHASE SHARES

  Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at (800) RUSSEL4, (800-787-7354) for assistance in contacting an investment professional near you.

  There is currently no required minimum investment in the Funds described in this Prospectus. The Funds were designed for investors making an aggregate investment of at least $100,000 in any combination of Funds described in this Prospectus in an allocated investment portfolio, with a balance of at least $10,000 in any individual Fund account with respect to the Diversified Equity, Equity Income, Quantitative Equity, International Securities, Diversified Bond and Multistrategy Bond Funds and with a balance of at least $5,000 in any individual Fund account with respect to Special Growth, Emerging Markets, Real Estate Securities and Short Term Bond Funds.

  Financial Intermediaries may charge their customers a fee for providing investment-related services. Financial Intermediaries generally receive no compensation from the Funds or the Funds' service providers with respect to Class S Shares of the Funds. Financial Intermediaries may receive shareholder servicing compensation from the Funds' Distributor with respect to Class C and Class E shares of the Funds and distribution compensation with respect to Class C shares of the Funds.

Paying for Shares

  You may purchase shares of the Funds through a Financial Intermediary on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after the Funds' receive your order in proper form (defined in the "Written Instructions" section), and accept the order.

  All purchases must be made in US dollars. Checks and other negotiable bank drafts must be drawn on US banks and made payable to "Frank Russell Investment Company." The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. You will be responsible for any resulting loss to the Funds. An overdraft charge may also be applied. Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

Offering Dates and Times

  Orders must be received by the Funds prior to the close of the NYSE (currently 4:00 p.m. Eastern Time). Purchases can be made on any day when Fund shares are offered. Because Financial Intermediaries' processing time may vary, please ask your Financial Intermediary representative when your account will be credited.

Order and Payment Procedures

  Generally, you must place purchase orders for Fund shares through a Financial Intermediary. You may pay for your purchase by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

By Mail

  For new accounts, please mail the completed Application to your Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

By Federal Funds Wire

  You can pay for orders by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include your account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of your purchase.

By Automated Clearing House ("ACH")

  You can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company.

Automated Investment Program

  You can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. You must make a separate transfer for each Fund in which you purchase shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

Three Day Settlement Program

  The Funds will accept orders through Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

By Mail or Telephone

  Through your Financial Intermediary, you may exchange shares of any Fund you own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by FRIC through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares and, because Financial Intermediaries' processing time may vary, to find out when your account will be credited or debited. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange involves the redemption of shares, which is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request) at the next net asset value per share calculated after the Funds received the exchange request in good order.

In-Kind Exchange of Securities

  FRIMCo, in its capacity as the Funds' investment advisor, may, at its discretion, permit you to acquire Fund shares in exchange for securities you currently own. Any securities exchanged must: meet the investment objective, policies and limitations of the applicable Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have a market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. If you are contemplating an in-kind exchange you should consult your tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets.

Any interest earned on the securities following their delivery to the Funds and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed through your Financial Intermediary on any business day the Funds are open at the next net asset value per share calculated after the Funds' Transfer Agent receives an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure payment has been collected.

Redemption Dates and Times

  Redemption requests must be placed through a Financial Intermediary and received by the Funds prior to the close of the NYSE (currently 4:00 p.m. Eastern Time). Because Financial Intermediaries' processing times may vary, please ask your Financial Intermediary representative when your account will be debited. Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

By Mail or Telephone

  You may redeem your shares by calling or writing to your Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

Systematic Withdrawal Program

  The Funds offer a systematic withdrawal program which allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

Accounts in Street Name

  Many brokers, employee benefit plans and bank trusts combine their client's Fund holdings in a single omnibus account with the Funds held in the brokers', plans', or bank trusts' own name or "street name." Therefore, if you hold Fund shares through a brokerage account, employee benefit plan or bank trust fund, the Funds may have records only of the omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Fund shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Fund shares are held in an omnibus account.

                        PAYMENT OF REDEMPTION PROCEEDS

By Check

  When you redeem your shares, a check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form.

By Wire

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after the Funds receive your redemption request. The Funds may charge a fee to cover the cost of sending a wire transfer for redemptions less than $1,000, and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to US commercial banks that are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

  Proper Form: Written instructions must be in proper form. They must include:

    A description of the request
    The name of the Fund(s)
    The class of shares, if applicable
    The account number(s)
    The amount of money or number of shares being purchased, exchanged, transferred or redeemed
    The name(s) on the account(s)
    The signature(s) of all registered account owners
    For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

Signature Requirements Based on Account Type

  Account Type                  Requirements for Written Requests
-------------------------------------------------------------------------------
  Individual, Joint Tenants,    Written instructions must be signed by each
  Tenants in Common             shareholder, exactly as the names appear in the
                                account registration.
-------------------------------------------------------------------------------
  UGMA or UTMA (custodial       Written instructions must be signed by the
  accounts for minors)          custodian in his/her capacity as it appears in
                                the account registration.
-------------------------------------------------------------------------------
  Corporation, Association      Written instructions must be signed by
                                authorized person(s), stating his/her capacity
                                as indicated by the corporate resolution to act
                                on the account.
                                A copy of the corporate resolution, certified
                                within the past 90 days, authorizing the signer
                                to act.
-------------------------------------------------------------------------------
  Estate, Trust, Pension,       Written instructions must be signed by all
  Profit Sharing Plan           trustees. If the name of the trustee(s) does
                                not appear in the account registration, please
                                provide a copy of the trust document certified
                                within the last 60 days.
-------------------------------------------------------------------------------
  Joint tenancy shareholders    Written instructions must by signed by the
  whose co-tenants are          surviving tenant(s). A certified copy of the
  deceased                      death certificate must accompany the request.

Signature Guarantee

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Call your financial institution to see if it has the ability to guarantee a signature.

                               ACCOUNT POLICIES

Third Party Transactions

  If you purchase Fund shares as part of a program of services offered by a Financial Intermediary, you may be required to pay additional fees. You should contact your Financial Intermediary for information concerning what additional fees, if any, may be charged.

Redemption In-Kind

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges.

                             FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years (or, if a Fund or Class has not been in operation for 5 years, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund share throughout each year or period ended December 31. The total returns in the table represent how much your investment in the Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request. The information in the tables represents the Financial Highlights for the Funds' Class E and Class S Shares, respectively, for the periods shown. No Class C Shares of any Fund, and no Class E Shares of the Short Term Bond Fund, were issued during the periods shown.

Diversified Equity Fund--Class E Shares

                                                                  1998   1997+
                                                                 ------  ------
Net Asset Value, Beginning of Year.............................. $43.64  $45.55
                                                                 ------  ------
Income from Investment Operations:
  Net investment income (c).....................................    .10     .06
  Net realized and unrealized gain (loss) on investments........  10.34    7.97
                                                                 ------  ------
    Total Income From Investment Operations.....................  10.44    8.03
                                                                 ------  ------
Less Distributions:
  Net investment income.........................................   (.08)   (.07)
  Net realized gain on investments..............................  (2.60)  (9.87)
                                                                 ------  ------
    Total Distributions.........................................  (2.68)  (9.94)
                                                                 ------  ------
Net Asset Value, End of Year.................................... $51.40  $43.64
                                                                 ======  ======
Total Return (%)(a).............................................  24.59   15.99
Ratios (%)/Supplemental Data:
  Operating expenses, to average net assets (b).................   1.33    1.63
  Net investment income (loss) to average net assets (b)........    .21     .10
  Portfolio turnover (b)........................................ 100.31  114.11
  Net assets, end of year ($000 omitted)........................  9,007   2,839

---------------------
 + For the period May 27, 1997 (commencement of operations) to December 31,
   1997.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended December 31, 1997 are annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Diversified Equity Fund--Class S Shares

                                  1998       1997      1996     1995     1994
                                ---------  ---------  -------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $   43.64  $   41.45  $ 38.62  $ 32.26  $ 34.88
                                ---------  ---------  -------  -------  -------
Income From Investment
 Operations:
  Net investment income (a)...        .30        .37      .48      .60      .58
  Net realized and unrealized
   gain (loss) on
   investments................      10.34      12.06     8.15    10.63     (.49)
                                ---------  ---------  -------  -------  -------
    Total From Investment
     Operations...............      10.64      12.43     8.63    11.23      .09
                                ---------  ---------  -------  -------  -------
Less Distributions:
  Net investment income.......       (.29)      (.37)    (.48)    (.60)    (.58)
  Net realized gain on
   investments................      (2.60)     (9.87)   (5.32)   (4.27)   (2.13)
                                ---------  ---------  -------  -------  -------
    Total Distributions.......      (2.89)    (10.24)   (5.80)   (4.87)   (2.71)
                                ---------  ---------  -------  -------  -------
Net Asset Value, End of Year..  $   51.39  $   43.64  $ 41.45  $ 38.62  $ 32.26
                                =========  =========  =======  =======  =======
Total Return (%)..............      25.11      31.32    23.29    35.17    (0.01)
Ratios (%)/Supplemental Data:
  Operating expenses to
   average net assets.........        .91        .92      .94      .95      .95
  Net investment income to
   average net assets.........        .62        .80     1.18     1.56     1.73
  Portfolio turnover..........     100.31     114.11    99.90    92.53    57.53
  Net assets, end of year
   ($000 omitted).............  1,367,016  1,042,620  699,691  530,645  414,036

---------------------

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Special Growth Fund--Class E Shares

                                                         1998    1997   1996+
                                                        ------  ------  ------
Net Asset Value Beginning of Period.................... $45.42  $40.75  $43.48
                                                        ------  ------  ------
Income From Investment Operations:
  Net investment income (c)............................   (.17)   (.13)   (.02)
  Net realized and unrealized gain (loss) on
   investments.........................................    .09   11.05    1.63
                                                        ------  ------  ------
    Total Income From Investment Operations............   (.08)  10.92    1.61
                                                        ------  ------  ------
Less Distributions:
  Net realized gain on investments.....................  (2.43)  (6.25)  (4.34)
                                                        ------  ------  ------
    Total Distributions................................  (2.43)  (6.25)  (4.34)
                                                        ------  ------  ------
Net Asset Value, End of Period......................... $42.91  $45.42  $40.75
                                                        ======  ======  ======
Total Return (%)(a)....................................    .04   27.90    4.04
Ratios (%)/Supplemental Data:
  Operating expenses to average net assets (b).........   1.58    1.83    1.89
  Net investment income to average net assets (b)......   (.39)   (.51)   (.38)
  Portfolio turnover (b)............................... 129.19   97.19  118.13
  Net Assets, end of year ($000 omitted)...............  6,139   3,153     910

---------------------

 + For the period November 4, 1996 (commencement of operations) to December 31,
   1996.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended December 31, 1996 are annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Special Growth Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 45.72  $ 40.79  $ 39.17  $ 33.47  $ 35.82
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (a).......      .01      .08      .12      .18      .16
  Net realized and unrealized gain
   (loss) on investments..........      .08    11.18     6.87     9.25     (.71)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................      .09    11.26     6.99     9.43     (.55)
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........     (.04)    (.08)    (.12)    (.21)    (.10)
  Net realized gain on
   investments....................    (2.43)   (6.25)    5.25)   (3.52)   (1.70)
                                    -------  -------  -------  -------  -------
    Total Distributions...........    (2.47)   (6.33)   (5.37)   (3.73)   (1.80)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 43.34  $ 45.72  $ 40.79  $ 39.17  $ 33.47
                                    =======  =======  =======  =======  =======
Total Return (%)..................      .42    28.77    18.65    28.52    (3.71)
Ratios (%)/Supplemental Data:
  Operating expenses, net to
   average net assets.............     1.15     1.15     1.19     1.22     1.20
  Net investment income to average
   net assets.....................      .03      .18      .28      .49      .50
  Portfolio turnover..............   129.19    97.19   118.13    87.56    55.40
  Net assets, end of year ($000
   omitted).......................  595,862  572,635  393,048  313,678  229,077

---------------------

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Equity Income Fund--Class E Shares

                                                         1998    1997   1996+
                                                        ------  ------  ------
Net Asset Value, Beginning of Year..................... $41.43  $40.22  $41.86
                                                        ------  ------  ------
Income From Investment Operations:
  Net investment income (c)............................    .37     .32     .10
  Net realized and unrealized gain (loss) on
   investments.........................................   4.49   12.20    2.39
                                                        ------  ------  ------
    Total Income From Investment Operations............   4.86   12.52    2.49
                                                        ------  ------  ------
Less Distributions:
  Net investment income................................   (.51)   (.07)   (.18)
  Net realized gain on investments.....................  (4.33) (11.24)  (3.95)
                                                        ------  ------  ------
    Total Distributions................................  (4.84) (11.31)  (4.13)
                                                        ------  ------  ------
Net Asset Value, End of Year........................... $41.45  $41.43  $40.22
                                                        ======  ======  ======
Total Return (%) (a)...................................  12.41   32.68    6.23
Ratios (%)/Supplemental Data:
  Operating expenses to average net assets (b).........   1.42    1.74    1.77
  Net investment income to average net assets (b)......    .90     .77    1.50
  Portfolio turnover (b)............................... 149.63  139.33  106.40
  Net assets, end of year ($000 omitted)...............    745     338     122

---------------------

 + For the period November 4, 1996 (commencement of operations) to December 31,
   1996.

(a) Periods less than one year are not annualized.

(b) The ratios for the period December 31, 1996 are annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Equity Income Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 41.08  $ 40.22  $ 38.43  $ 32.21  $ 35.90
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (a).......      .55      .69      .82      .94      .90
  Net realized and unrealized gain
   (loss) on investments..........     4.49    12.11     7.03    10.08     (.70)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................     5.04    12.80     7.85    11.02      .20
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........     (.53)    (.70)    (.83)    (.97)    (.89)
  Net realized gain on
   investments....................    (4.33)  (11.24)   (5.23)   (3.83)   (3.00)
                                    -------  -------  -------  -------  -------
    Total Distributions...........    (4.86)  (11.94)   (6.06)   (4.80)   (3.89)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 41.26  $ 41.08  $ 40.22  $ 38.43  $ 32.21
                                    =======  =======  =======  =======  =======
Total Return (%)..................    12.99    33.59    21.45    34.76      .69
Ratios (%)/Supplemental Data:
  Operating expenses to average
   net assets.....................     1.01     1.04     1.07     1.06     1.04
  Net investment income to average
   net assets.....................     1.30     1.51     2.03     2.51     2.56
  Portfolio turnover..............   149.63   139.33   106.40    92.40    89.91
  Net assets, end of year ($000
   omitted).......................  250,491  226,952  195,132  180,116  144,285

---------------------

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Quantitative Equity Fund--Class E Shares

                                                         1998    1997   1996+
                                                        ------  ------  ------
Net Asset Value, Beginning of Year..................... $36.80  $33.05  $33.81
                                                        ------  ------  ------
Income From Investment Operations:
  Net investment income (c)............................    .12     .14     .05
  Net realized and unrealized gain (loss) on
   investments.........................................   8.54    9.95    1.87
                                                        ------  ------  ------
    Total Income From Investment Operations............   8.66   10.09    1.92
                                                        ------  ------  ------
Less Distributions:
  Net investment income................................   (.16)   (.07)   (.08)
  Net realized gain on investments.....................  (2.80)  (6.27)  (2.60)
                                                        ------  ------  ------
    Total Distributions................................  (2.96)  (6.34)  (2.68)
                                                        ------  ------  ------
Net Asset Value, End of Year........................... $42.50  $36.80  $33.05
                                                        ======  ======  ======
Total Return (%) (a)...................................  24.34   31.70    5.91
Ratios (%)/Supplemental Data:
  Operating expenses to average net assets (b).........   1.31    1.59    1.65
  Net investment income to average net assets (b)......    .30     .33     .81
  Portfolio turnover (b)...............................  77.23   87.67   74.33
  Net assets, end of year ($000 omitted)...............  7,479   2,344     322

---------------------

 + For the period November 4, 1996 (commencement of operations) to December 31,
   1996.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended December 31, 1996 are annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Quantitative Equity Fund--Class S Shares

                                   1998      1997     1996     1995     1994
                                 ---------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year........................... $   36.78  $ 33.05  $ 30.76  $ 24.84  $ 26.44
                                 ---------  -------  -------  -------  -------
Income from Investment
 Operations:
  Net investment income (a).....       .27      .38      .51      .50      .49
  Net realized and unrealized
   gain (loss) on investments...      8.55    10.00     6.24     8.72     (.19)
                                 ---------  -------  -------  -------  -------
    Total From Investment
     Operations.................      8.82    10.38     6.75     9.22      .30
                                 ---------  -------  -------  -------  -------
Less Distributions:
  Net investment income.........      (.27)    (.38)    (.51)    (.51)    (.49)
  Net realized gain on
   investments..................     (2.80)   (6.27)   (3.95)   (2.79)   (1.41)
                                 ---------  -------  -------  -------  -------
    Total Distributions.........     (3.07)   (6.65)   (4.46)   (3.30)   (1.90)
                                 ---------  -------  -------  -------  -------
Net Asset Value, End of Year.... $   42.53  $ 36.78  $ 33.05  $ 30.76  $ 24.84
                                 =========  =======  =======  =======  =======
Total Return (%)................     24.82    32.70    23.08    37.69      .19
Ratios (%)/Supplemental Data:
  Operating expenses to average
   net assets...................       .91      .91      .93      .93      .94
  Net investment income to
   average net assets...........       .69     1.04     1.59     1.71     1.95
  Portfolio turnover............     77.23    87.67    74.33    78.83    45.97
  Net assets, end of year ($000
   omitted)..................... 1,316,051  996,880  663,925  488,948  380,592

---------------------

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

International Securities Fund--Class E Shares

                                                         1998    1997   1996+
                                                        ------  ------  ------
Net Asset Value, Beginning of Year..................... $54.64  $58.47  $58.56
                                                        ------  ------  ------
Income From Investment Operations:
  Net investment income (c)............................    .28     .35    (.03)
  Net realized and unrealized gain (loss) on
   investments.........................................   6.53    (.64)   1.68
                                                        ------  ------  ------
    Total Income From Investment Operations............   6.81    (.29)   1.65
                                                        ------  ------  ------
Less Distributions:
  Net investment income................................   (.57)   (.29)   (.43)
  Net realized gain on investments.....................   (.20)  (3.25)  (1.31)
                                                        ------  ------  ------
    Total Distributions................................   (.77)  (3.54)  (1.74)
                                                        ------  ------  ------
Net Asset Value, End of Year........................... $60.68  $54.64  $58.47
                                                        ======  ======  ======
Total Return (%)(a)....................................  12.53    (.41)   2.86
Ratios (%)/Supplemental Data:
  Operating expenses, to average assets (b)............   1.64    1.96    2.00
  Net investment income (loss) to average net assets
   (b).................................................    .49     .19    (.61)
  Portfolio turnover (b)...............................  68.46   73.54   42.43
  Net assets, end of year ($000 omitted)...............  4,431   1,271     623

---------------------

 + For the period November 4, 1996 (commencement of operations) to December 31,
   1996.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended December 31, 1996 are annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

International Securities Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 54.69  $ 58.48  $ 56.61  $ 53.96  $ 57.95
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (a).......      .69      .56      .53      .56      .44
  Net realized and unrealized gain
   (loss) on investments..........     6.32     (.46)    3.72     4.89     1.23
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................     7.01      .10     4.25     5.45     1.67
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income ..........     (.64)    (.64)    (.48)   (1.11)    (.06)
  Net realized gain on
   investments....................     (.20)   (3.25)   (1.90)   (1.69)   (5.60)
                                    -------  -------  -------  -------  -------
    Total Distributions...........     (.84)   (3.89)   (2.38)   (2.80)   (5.66)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 60.86  $ 54.69  $ 58.48  $ 56.61  $ 53.96
                                    =======  =======  =======  =======  =======
Total Return (%)..................    12.90      .26     7.63    10.20     4.86
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average assets.................     1.22     1.26     1.30     1.30     1.30
  Operating expenses, gross, to
   average assets.................     1.22     1.26     1.31     1.31     1.33
  Net investment income to average
   net assets.....................     1.15      .91      .91      .97      .70
  Portfolio turnover..............    68.46    73.54    42.43    42.96    72.23
  Net assets, end of year ($000
   omitted).......................  940,779  839,767  743,615  623,389  563,333

---------------------

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Emerging Markets Fund--Class E Shares

                                                                          1998+
                                                                          -----
Net Asset Value Beginning of Period...................................... $7.37
                                                                          -----
Income From Investment Operations:
  Net investment income (c)..............................................  (.02)
  Net realized and unrealized gain (loss) on investments.................  1.13
                                                                          -----
    Total Income From Investment Operations..............................  1.11
                                                                          -----
Net Asset Value, End of Period........................................... $8.48
                                                                          =====
Total Return (%) (a)..................................................... 15.06
Ratios (%)/Supplemental Data:
  Operating expenses to average net assets (b)...........................   --
  Net investment income to average net assets (b)........................   --
  Portfolio turnover..................................................... 59.35
  Net Assets, end of year ($000 omitted).................................    39

---------------------
 + For the period September 22, 1998 (commencement of operations) to December
   31, 1998.
(a) Period less than one year are annualized.
(b) The ratios are not meaningful due to the Funds' short period of operations.
(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Emerging Markets Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 11.79  $ 12.35  $ 11.16  $ 12.25  $ 13.90
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (b).......      .12      .14      .10      .11      .15
  Net realized and unrealized gain
   (loss) on investments..........    (3.35)    (.56)    1.26    (1.12)   (1.24)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    (3.23)    (.42)    1.36    (1.01)   (1.09)
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........     (.08)    (.14)    (.17)    (.05)    (.20)
  Net realized gain on
   investments....................      --       --       --      (.03)    (.36)
                                    -------  -------  -------  -------  -------
    Total Distributions...........     (.08)    (.14)    (.17)    (.08)    (.56)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $  8.48  $ 11.79  $ 12.35  $ 11.16  $ 12.25
                                    =======  =======  =======  =======  =======
Total Return (%)(a)...............   (27.57)   (3.45)   12.26    (8.21)   (5.83)
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average net assets (a).........     1.75     1.64     1.71     1.75      .80
  Operating expenses, gross, to
   average net assets (a).........     1.75     1.64     1.72     1.80      .83
  Net investment income to average
   net assets (a).................     1.20      .87      .77      .88     1.10
  Portfolio turnover..............    59.35    50.60    34.62    71.16    57.47
  Net assets, end of year ($000
   omitted).......................  294,349  333,052  271,490  172,673  127,271

---------------------

(a) For periods prior to April 1, 1995, fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%. In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Real Estate Securities Fund--Class E Shares

                                                         1998    1997   1996+
                                                        ------  ------  ------
Net Asset Value Beginning of Year...................... $31.02  $29.18  $26.67
                                                        ------  ------  ------
Income From Investment Operations:
  Net investment income (c)............................   1.26    1.14     .24
  Net realized and unrealized gain (loss) on
   investments.........................................  (6.12)   3.95    3.85
                                                        ------  ------  ------
    Total Income From Investment Operations............  (4.86)   5.09    4.09
                                                        ------  ------  ------
Less Distributions:
  Net investment income................................  (1.43)  (1.04)   (.32)
  Net realized gain on investments.....................   (.46)  (2.21)  (1.26)
                                                        ------  ------  ------
    Total Distributions................................  (1.89)  (3.25)  (1.58)
                                                        ------  ------  ------
Net Asset Value, End of Period......................... $24.27  $31.02  $29.18
                                                        ======  ======  ======
Total Return (%) (a)................................... (16.25)  18.20   15.75
Ratios (%)/Supplemental Data:
  Operating expenses to average net assets (b).........   1.47    1.71    1.77
  Net investment income to average net assets..........   4.90    3.94    5.31
  Portfolio turnover (%)(b)............................  42.58   49.40   51.75
  Net Assets, end of period ($000 omitted).............    843     388     101

---------------------

 + For the period November 4, 1996 (commencement of sale) to December 31, 1996.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended December 31, 1996 are annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Real Estate Securities Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 30.86  $ 29.19  $ 23.51  $ 22.53  $ 22.76
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (a).......     1.34     1.36     1.39     1.32     1.25
  Net realized and unrealized gain
   (loss) on investments..........    (6.13)    3.93     6.89     1.03      .40
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    (4.79)    5.29     8.28     2.35     1.65
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........    (1.17)   (1.41)   (1.34)   (1.35)   (1.23)
  Net realized gain on
   investments....................     (.46)   (2.21)   (1.26)     --      (.65)
  Tax return of capital...........      --       --       --      (.02)     --
                                    -------  -------  -------  -------  -------
    Total Distributions...........    (1.63)   (3.62)   (2.60)   (1.37)   (1.88)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 24.44  $ 30.86  $ 29.19  $ 23.51  $ 22.53
                                    =======  =======  =======  =======  =======
Total Return (%)(a)...............   (15.94)   18.99    36.81    10.87     7.24
Ratios (%)/Supplemental Data:
  Operating expenses, to average
   net assets (b).................     1.05     1.02     1.04     1.04     1.05
  Net investment income to average
   net assets (b).................     4.93     4.57     5.64     6.10     5.65
  Portfolio turnover (b)..........    42.58    49.40    51.75    23.49    45.84
  Net assets, end of year ($000
   omitted).......................  576,326  615,483  445,619  290,990  209,208

---------------------

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Short Term Bond Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 18.35  $ 18.36  $ 18.55  $ 17.98  $ 18.99
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (b).......      .99     1.08     1.04     1.16     1.21
  Net realized and unrealized gain
   (loss) on investments..........      .11      --      (.19)     .59    (1.07)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................     1.10     1.08      .85     1.75      .14
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........     (.99)   (1.09)   (1.04)   (1.18)   (1.15)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 18.46  $ 18.35  $ 18.36  $ 18.55  $ 17.98
                                    =======  =======  =======  =======  =======
Total Return (%)(a)...............     6.09     6.02     4.76     9.95      .82
Ratios (%)/Supplemental Data:
  Operating expenses to average
   net assets (a).................      .66      .66      .70      .58      .19
  Net investment income to average
   net assets (a).................     5.37     5.70     5.70     6.41     6.52
  Portfolio turnover..............   129.85   213.14   264.40   269.31   233.75
  Net assets, end of year ($000
   omitted).......................  260,539  229,470  222,983  183,577  144,030

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Diversified Bond Fund--Class E Shares

                                                         1998    1997   1996+
                                                        ------  ------  ------
Net Asset Value, Beginning of Year..................... $24.06  $22.98  $23.16
                                                        ------  ------  ------
Income From Investment Operations:
  Net investment income (c)............................   1.32    1.22     .25
  Net realized and unrealized gain (loss) on
   investments.........................................    .45     .66    (.09)
                                                        ------  ------  ------
    Total From Investment Operations...................   1.77    1.88     .16
                                                        ------  ------  ------
Less Distributions:
  Net investment income................................  (1.56)   (.72)   (.34)
  Net realized gain on investments.....................   (.35)   (.08)    --
                                                        ------  ------  ------
    Total Distributions................................  (1.91)   (.80)   (.34)
                                                        ------  ------  ------
Net Asset Value, End of Year........................... $23.92  $24.06  $22.98
                                                        ======  ======  ======
Total Return (%) (a)...................................   7.63    8.35     .67
Ratios (%)/Supplemental Data:
  Operating expenses, to average assets (b)............    .98    1.29    1.31
  Net investment income to average net assets (b)......   5.42    5.64    5.75
  Portfolio turnover (b)............................... 216.88  172.43  138.98
  Net assets, end of year ($000 omitted)...............  4,703   2,469     962

---------------------

 + For the period November 4, 1996 (commencement of operations) to December 31,
   1996.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended December 31, 1996 are annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Diversified Bond Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 23.43  $ 22.97  $ 23.69  $ 21.53  $ 23.73
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (a).......     1.38     1.45     1.47     1.54     1.46
  Net realized and unrealized gain
   (loss) on investments..........      .47      .56     (.71)    2.18    (2.22)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operation....................     1.85     2.01      .76     3.72     (.76)
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........    (1.40)   (1.47)   (1.48)   (1.56)   (1.42)
  Net realized gain on
   investments....................     (.35)    (.08)     --       --      (.02)
                                    -------  -------  -------  -------  -------
    Total Distributions...........    (1.75)   (1.55)   (1.48)   (1.56)   (1.44)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 23.53  $ 23.43  $ 22.97  $ 23.69  $ 21.53
                                    =======  =======  =======  =======  =======
Total Return (%)..................     8.09     9.09     3.43    17.76    (3.25)
Ratios (%)/Supplemental Data:
  Operating expenses to average
   assets.........................      .57      .60      .61      .59      .56
  Net investment income to average
   net assets.....................     5.83     6.35     6.46     6.69     6.57
  Portfolio turnover..............   216.88   172.43   138.98   135.85   153.21
  Net assets, end of year ($000
   omitted).......................  808,761  687,331  554,804  513,808  525,315

---------------------

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Multistrategy Bond Fund--Class E Shares

                                                                         1998+
                                                                         ------
Net Asset Value, Beginning of Year...................................... $10.30
                                                                         ------
Income From Investment Operations:
  Net investment income (c).............................................    .16
  Net realized and unrealized gain (loss) on investments................    .07
                                                                         ------
    Total From Investment Operations....................................    .23
                                                                         ------
Less Distributions:
  Net investment income.................................................   (.20)
  Net realized gain on investments......................................   (.23)
                                                                         ------
    Total Distributions.................................................   (.43)
                                                                         ------
Net Asset Value, End of Year............................................ $10.10
                                                                         ======
Total Return (%)(a).....................................................   1.89
Ratios (%)/Supplemental Data:
  Operating expenses, to average assets (b).............................    --
  Net investment income to average net assets (b).......................    --
  Portfolio turnover (b)................................................ 334.86
  Net assets, end of year ($000 omitted)................................  2,610

---------------------

 + For the period September 11, 1998 (commencement of operations) to December
   31, 1998.

(a) Periods less than one year are not annualized.

(b) The ratios are not meaningful due to the Fund's short period of operation.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Multistrategy Bond Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 10.26  $ 10.11  $ 10.25  $  9.29  $ 10.31
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (a).......      .60      .60      .61      .65      .58
  Net realized and unrealized gain
   (loss) on investments..........      .08      .33     (.12)     .97    (1.03)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................      .68      .93      .49     1.62     (.45)
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........     (.60)    (.61)    (.62)    (.66)    (.57)
  Net realized gain on
   investments....................     (.23)    (.17)    (.01)     --       --
                                    -------  -------  -------  -------  -------
    Total Distributions...........     (.83)    (.78)    (.63)    (.66)    (.57)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 10.11  $ 10.26  $ 10.11  $ 10.25  $  9.29
                                    =======  =======  =======  =======  =======
Total Return (%)..................     6.79     9.50     4.97    17.92    (4.35)
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average net assets.............      .80      .80      .81      .85      .85
  Operating expenses, gross, to
   average net assets.............      .81      .83      .88      .89      .90
  Net investment income to average
   net assets.....................     5.76     5.93     6.19     6.61     6.26
  Portfolio turnover..............   334.86   263.75   145.38   142.26   136.39
  Net assets, end of year ($000
   omitted).......................  547,747  437,312  305,428  218,765  173,035

---------------------
(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

                           MONEY MANAGER INFORMATION

  The money managers have no affiliations with the Funds or the Funds' service providers other than their management of Fund assets. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in FRIC, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., US Bank Place, 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322.

  Barclays Global Fund Advisors N.A., 45 Fremont Street, San Francisco, CA
94105.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

  Morgan Stanley Dean Witter Investment Management, Inc., 1221 Avenue of the Americas, New York, NY 10020.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, 21st Floor, New York, NY 10153.

  Suffolk Capital Management, Inc., 1633 Broadway, 40th Floor, New York, NY
10019.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA
92121.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109.

  Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO 80302.

                               EQUITY INCOME FUND

  Equinox Capital Management, Inc., See: Diversified Equity Fund.

  Trinity Investment Management Corporation, See: Diversified Equity Fund.

  Westpeak Investment Advisors, L.P. See: Special Growth Fund.

                            QUANTITATIVE EQUITY FUND

  Barclays Global Fund Advisors, See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 6th Floor, New York, NY 10036.

                         INTERNATIONAL SECURITIES FUND

  Delaware International Advisers Limited, 80 Cheapside, 3rd Floor, London EC2V6EE England.

  Fidelity Management Trust Company, 82 Devonshire Street, Boston, MA, 02109.

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004.

  Montgomery Asset Management, LLC, 101 California Street, San Francisco, CA 94111.

  Oeschle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110.

  Sanford C. Bernstein & Co., Inc., See: Diversified Equity Fund.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd., 21 Knights Bridge, London, SW1X 7LY England.

  J.P. Morgan Investment Management Inc., See: Quantitative Equity Fund.

  Montgomery Asset Management LLC, See: International Securities Fund.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803.

                             SHORT TERM BOND FUND

  BlackRock Financial Management, 345 Park Ave., 29th Floor, New York, NY
10154.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111.

  STW Fixed Income Management Ltd., 26 Victoria Street, 3rd Floor, P.O. Box 2910 Hamilton HM LX, Bermuda.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

  Standish, Ayer & Wood, Inc., See: Short Term Bond Fund.

                            MULTISTRATEGY BOND FUND

  Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Short Term Bond Fund.

  IN CONSIDERING INVESTMENT IN THE FUNDS, DO NOT RELY ON ANY INFORMATION UNLESS IT IS CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS HAVE NOT AUTHORIZED ANYONE TO ADD ANY INFORMATION OR TO MAKE ANY ADDITIONAL STATEMENTS ABOUT THE FUNDS. THE FUNDS MAY NOT BE AVAILABLE IN SOME JURISDICTIONS OR TO SOME PERSONS. THE FACT THAT YOU HAVE RECEIVED THIS PROSPECTUS SHOULD NOT, IN ITSELF, BE TREATED AS AN OFFER TO SELL FUND SHARES TO YOU. CHANGES IN THE AFFAIRS OF THE FUNDS OR IN THE FUNDS' MONEY MANAGERS MAY OCCUR AFTER THE DATE ON THE COVER PAGE OF THIS PROSPECTUS. THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED TO REFLECT ANY MATERIAL CHANGES TO THE INFORMATION IT CONTAINS.

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the reports and the SAI, and may request other information, by contacting your Financial Intermediary or the Funds at:

     Frank Russell Investment Company
     909 A Street
     Tacoma, WA 98402
     800-787-7354
     Fax: 253-591-3495
     www.russell.com

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can obtain copies of this information upon paying a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Reports and other information about the Funds are also available on the Commission's Internet website at http://www.sec.gov.

FRANK RUSSELL INVESTMENT COMPANY
Class C, E and S shares:

 Diversified Equity Fund
 Special Growth Fund
 Equity Income Fund
 Quantitative Equity Fund
 International Securities Fund
 Emerging Markets Fund
 Real Estate Securities Fund
 Short Term Bond Fund
 Diversified Bond Fund
 Multistrategy Bond Fund

                                    Distributor: Russell Fund Distributors, Inc.
[LOGO OF RUSSELL APPEARS HERE]                             SEC File No. 811-3153
                                                                36-08-056 (5/99)

                       FRANK RUSSELL INVESTMENT COMPANY


INSTITUTIONAL FUNDS
PROSPECTUS

EQUITY I FUND - PREMIER CLASS SHARES
EQUITY II FUND - PREMIER CLASS SHARES
EQUITY III FUND - PREMIER CLASS SHARES
EQUITY Q FUND - PREMIER CLASS SHARES
INTERNATIONAL FUND - PREMIER CLASS SHARES
EMERGING MARKETS FUND - CLASS C, E AND S SHARES
REAL ESTATE SECURITIES FUND - CLASS C, E AND S SHARES
SHORT TERM BOND FUND - CLASS C, E AND S SHARES
FIXED INCOME I FUND - PREMIER CLASS SHARES
FIXED INCOME III FUND - PREMIER CLASS SHARES

May 1, 1999

909 A Street, Tacoma, WA 98402
800-787-7354
253-627-7001

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS

Risk/Return Summary - Investment Objectives and Principal Investment Strategies..............................   3
                    - Principal Risks........................................................................  18
                    - Performance............................................................................  22
                    - Fees and Expenses......................................................................  24
Summary Comparison of the Funds..............................................................................  26
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification.........................................  27
Management of the Funds......................................................................................  28
The Money Managers...........................................................................................  31
Portfolio Turnover...........................................................................................  31
Dividends and Distributions..................................................................................  32
Taxes........................................................................................................  33
How Net Asset Value Is Determined............................................................................  34
Distribution and Shareholder Servicing Arrangements..........................................................  34
How to Purchase Shares.......................................................................................  35
Exchange Privilege...........................................................................................  37
How to Redeem Shares.........................................................................................  38
Payment of Redemption Proceeds...............................................................................  39
Written Instructions.........................................................................................  39
Account Policies.............................................................................................  40
Financial Highlights.........................................................................................  41
Money Manager Information....................................................................................  51

                              RISK/RETURN SUMMARY

           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
           --------------------------------------------------------

EQUITY I FUND
-------------

INVESTMENT          To provide income and capital growth by investing
OBJECTIVE           principally in equity securities.


PRINCIPAL           The Equity I Fund invests primarily in common stocks of
INVESTMENT          medium and large capitalization companies most of which are
STRATEGIES          US-based.

                    The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

                         . GROWTH STYLE emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.
                         . VALUE STYLE emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.
                         . MARKET-ORIENTED STYLE emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector.

                    Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

                    When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and substyle and its performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                    The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more Frank Russell Investment Company (FRIC) money market Funds.

                    The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

EQUITY II FUND
--------------

INVESTMENT          To maximize total return primarily through capital
OBJECTIVE           appreciation and assuming a higher level of volatility than
                    Equity I Fund.


PRINCIPAL           The Equity II Fund invests primarily in common stocks of
INVESTMENT          small and medium capitalization companies most of which are
STRATEGIES          US-based.

                    The Fund's investments may include companies that have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 2000(R) Index.

                    The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:
                         . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.
                         . VALUE STYLE emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.
                         . MARKET-ORIENTED STYLE emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector.

                    When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                    The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

                    A portion of a Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

EQUITY III FUND
---------------

INVESTMENT          To achieve a high level of current income, while maintaining
OBJECTIVE           the potential for capital appreciation.


PRINCIPAL           The Equity III Fund invests primarily in common stocks of
INVESTMENT          medium and large capitalization companies, most of which are
STRATEGIES          US-based.

                    Because the Fund's investment objective is primarily to provide a high level of current income, the Fund generally pursues a value style of securities selection, emphasizing investments in common stocks of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow.

                    The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment sub-styles. The Fund uses two principal investment sub-styles, intended to complement one another:
                         . YIELD SUBSTYLE--emphasizes investments in equity securities with above-average yield relative to the market. Generally, these securities are issued by companies in the financial and utilities industries and, to a lesser extent, other industries.
                         . LOW PRICE/EARNINGS RATIO SUBSTYLE--emphasizes investments in equity securities of companies that are considered undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors. From time to time, this substyle may also include investments in companies with above-average earnings growth prospects, if they appear to be undervalued in relation to their securities' historical price levels.

                    When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment substyle and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                    The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

                    The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.


EQUITY Q FUND
-------------

INVESTMENT          To provide a total return greater than the total return of
OBJECTIVE           the US stock market (as measured by the Russell 1000(R)
                    Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index.


PRINCIPAL           The Equity Q Fund invests primarily in common stocks of
INVESTMENT          medium and large capitalization companies which are
STRATEGIES          predominately US-based.

                    The Fund generally pursues a market-oriented style of security selection based on quantitative investment models. This style emphasizes investments in companies that appear to be undervalued relative to their growth prospects.

                    The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these styles to complement one another. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                    Each of the Fund's money managers use quantitative models to rank securities based upon their expected ability to outperform the total return of the Russell 1000(R) Index. Once a money manager has ranked the securities, it then selects the securities most likely to outperform and constructs, for its segment of the Fund, a portfolio that has risks similar to the Russell 1000(R) Index. Each money manager performs this process independently from each other money manager.

                    The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion.

                    The Fund's money managers typically use a variety of quantitative models, ranking securities within each model and on a composite basis using proprietary weighting formulas. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models, and price momentum models.

                    Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

                    The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

INTERNATIONAL FUND
------------------

INVESTMENT          To provide favorable total return and additional
OBJECTIVE           diversification for US investors.

PRINCIPAL           The International Fund invests primarily in equity
INVESTMENT          securities issued by companies domiciled outside the United
STRATEGIES          States and in depository receipts, which represent ownership of securities of non-US companies.

                    The Fund's investments span most of the developed nations of the world (particularly Europe and the Far East) to maintain a high degree of diversification among countries and currencies. Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.

                    The Fund may seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to "lock in" the US dollar price of a security that it plans to buy or sell. The Fund may not accurately predict currency movements.

                    The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

                         . GROWTH STYLE emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.
                         . VALUE STYLE emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.
                         . MARKET-ORIENTED STYLE emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector. A variation of this style maintains investments that replicate country and sector weightings of a broad international market index.

                    When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                    The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

                    Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

EMERGING MARKETS FUND
---------------------

INVESTMENT          To provide maximum total return, primarily through capital
Objective           appreciation and by assuming a higher level of volatility
                    than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

PRINCIPAL           The Emerging Markets Fund will primarily invest in equity
INVESTMENT          securities of companies that are located in countries with
STRATEGIES          emerging markets or that derive a majority of their revenues from operations in such countries. These companies are referred to as "Emerging Market Companies." For purposes of the Fund's operations, an "emerging market" country is a country having an economy and market that the World Bank or the United Nations consider to be emerging or developing.
                    These countries generally include every country in the world except the United States, Canada, Japan, Australia, and most countries located in Western Europe.

                    The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers in at least three different emerging market countries.

                    The Fund invests in common stocks of Emerging Market Companies and in depository receipts, which represent ownership of securities of non-US companies. The Fund may also invest in rights, warrants and convertible fixed-income securities. The Fund's securities are denominated primarily in foreign currencies and may be held outside the United States.

                    Some emerging markets countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when it believes it is appropriate to do so, the Fund may invest in pooled investment vehicles, such as other investment companies, which enjoy broader or more efficient access to shares of Emerging Market Companies in certain countries.

                    The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments (e.g., capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics). The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                    The Fund may enter into repurchase agreements. Under those agreements a bank or broker dealer sells securities to the Fund, and agrees to repurchase the securities at the Fund's cost plus interest, ordinarily on the next business day.

                    The Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time. This kind of agreement is known as a "forward commitment" or as a "when-issued" transaction.

                    Up to 15% of the Fund's net assets may be "illiquid" securities

                    (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. A Fund will receive either cash or US government debt obligations as collateral.

                    Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.


REAL ESTATE SECURITIES FUND
---------------------------

INVESTMENT          To generate a high level of total return through above
OBJECTIVE           average current income, while maintaining the potential for capital appreciation.

PRINCIPAL           The Fund seeks to achieve its objective by concentrating its
INVESTMENT          investments in equity securities of issuers whose value is
STRATEGIES          derived primarily from development, management and market
                    pricing of underlying real estate properties.

                    The Fund invests primarily in securities of companies that own and/or manage properties, known as real estate investment trusts (REITs). REITs may be composed of anywhere from two to over 1,000 properties. The Fund may also invest in equity and debt securities of other types of real estate-related companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

                    The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these styles to complement one another.

                    When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, property type and geographic weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                    The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund invests its liquidity reserves in one or more FRIC money market Funds.

                    Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash of US government debt obligations as collateral.

SHORT TERM BOND FUND
--------------------

INVESTMENT          The preservation of capital and the generation of current
OBJECTIVE           income consistent with preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

PRINCIPAL                    The Short Term Bond Fund invests primarily in
INVESTMENT                   fixed-income securities.  In particular, the Fund
STRATEGIES                   holds debt securities issued or guaranteed by the
                             US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations
                             (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

                             The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality.

                             The average weighted duration of the Fund's portfolio typically ranges within 15% of the average weighted duration of the Merrill Lynch 1-2.99 Years Treasury Index, but may vary up to 50% from the Index's duration. The Fund has no restrictions on individual security duration.

                             The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Merrill Lynch 1-2.99 Years Treasury Index.

                             The Fund employs multiple money managers, each with its oen expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                             The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes.

                             The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.


FIXED INCOME I FUND
-------------------

INVESTMENT                   To provide effective diversification against
OBJECTIVE                    equities and a stable level of cash flow by
                             investing in fixed-income securities.

PRINCIPAL                    The Fixed Income I Fund invests primarily in
INVESTMENT                   investment grade fixed-income securities. In
STRATEGIES                   particular, the Fund holds debt securities issued
                             or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated.
                             From time to time the Fund may invest in municipal debt obligations.

                             The average weighted duration of the Fund's portfolio typically ranges within 10% of the average weighted duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of December 31, 1998, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

                             The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. In seeking investments that will produce cash flow, the Fund's money managers also identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

                             The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                             The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes.

                             The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.


FIXED INCOME III FUND
---------------------

INVESTMENT                   To provide maximum total return, primarily through
OBJECTIVE                    capital appreciation and by assuming a higher level
                             of volatility than is ordinarily expected from broad fixed-income market portfolios.

PRINCIPAL                    The Fixed Income III Fund invests primarily in
INVESTMENT                   fixed-income securities. In particular, the Fund
STRATEGIES                   holds debt securities issued or guaranteed by the
                             US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations
                             (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

                             The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by a Fund money manager to be of comparable quality.

                             The average weighted duration of the Fund's portfolio typically ranges within 10% of the average weighted duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of December 31, 1998, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

                             The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

                             The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                             The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes.

                             The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                                PRINCIPAL RISKS
                                ---------------

An investment in the Funds, like any investment, has risks. The value of each Fund fluctuates, and you could lose money. The following table describes principal types of risks that the Funds are subject to and lists next to each description those Funds most likely to be affected by the risk. Other Funds that are not listed may hold portfolio investments that are subject to one or more of the risks, but will not do so in a way that is expected to principally affect the performance of the Fund as a whole. Please refer to the Funds' Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and investment practices employed.


RISK ASSOCIATED                                                                      RELEVANT
WITH:                       DESCRIPTION                                              FUND
-----                       -----------                                              ----
MULTI-MANAGER APPROACH      The investment styles employed by a Fund's money         All Funds
                            managers may not be complementary. The interplay of
                            the various strategies employed by a Fund's multiple
                            money managers may result in the Fund's holding a
                            concentration of certain types of securities. This
                            concentration may be beneficial or detrimental to
                            the Fund's performance depending upon the
                            performance of those securities and the overall
                            economic environment. The multiple manager approach
                            could result in a high level of portfolio turnover,
                            resulting in higher Fund brokerage expenses and
                            increased tax liability from the Fund's realization
                            of capital gains

Equity securities           The value of equity securities will rise and fall in     Equity I
                            response to the activities of the company that issued    Equity II
                            the stock, general market conditions, and/or economic    Equity III
                            conditions.                                              Equity Q
                                                                                     International
                                                                                     Emerging Markets
                                                                                     Real Estate Securities

 . Value Stocks              Investments in value stocks are subject to risks         Equity I
                            that (i) their intrinsic values may never be             Equity II
                            realized by the market or (ii) such stock may turn       Equity III
                            out not to have been undervalued.                        Equity Q
                                                                                     International

 . Growth Stocks             Growth company stocks may provide minimal                Equity I
                            dividends  that can cushion stock prices in              Equity II
                            a market decline.  The value of growth company           Equity Q
                            stocks may rise and fall dramatically based,             International
                            in part, on investors' perceptions of the company
                            rather than on fundamental analysis of the stocks.

 . Market-Oriented           Market-oriented investments are generally subject to     Equity I
  Investments               the risks associated with growth and value stocks.       Equity II
                                                                                     Equity Q
                                                                                     International

 . Securities of small       Investments in smaller companies may involve greater      Equity II
  capitalization            risks because these companies generally have a limited
  companies                 track record.  Smaller companies often have narrower
                            markets and more limited managerial and financial
                            resources than larger, more established companies.
                            As a result, their performance can be more volatile,
                            which could increase the volatility of a Fund's
                            portfolio.

FIXED-INCOME SECURITIES     Prices of fixed-income securities rise and fall in        Short Term Bond
                            response to interest rate changes.  Generally, when       Fixed Income I
                            interest rates rise, prices of fixed-income securities    Fixed Income III
                            fall.  The longer the duration of the security, the
                            more sensitive the security is to this risk.  A 1%
                            increase in  interest rates would reduce the value of
                            a $100 note by approximately one dollar if it had a
                            one year duration, but would reduce its value by
                            approximately fifteen dollars if it had a 15 year
                            duration.  There is also a risk that one or more of
                            the securities will be downgraded in credit rating or
                            go into default.  Lower-rated bonds generally have
                            higher credit risks.

 . Non-investment            Although lower rated debt securities generally offer a    Short Term Bond
  grade fixed-              higher yield than higher rated debt securities, they      Fixed Income III
  income                    involve higher risks.  They are especially subject to:
  securities                .  adverse changes in general economic conditions
                               and in the industries in which their issuers are
                               engaged,
                            .  changes in the financial condition of their
                               issuers, and
                            .  price fluctuations in response to changes in
                               interest rates.
                            As a result, issuers of lower rated debt securities
                            are more likely than other issuers to miss principal
                            and interest payments or to default.

INTERNATIONAL SECURITIES    A Fund's return and net asset value may be                International
                            significantly affected by political or economic           Emerging Markets
                            conditions and regulatory requirements in a particular    Short Term Bond
                            country.  Foreign markets, economies and political        Fixed Income III
                            systems may be less stable than US markets, and
                            changes in exchange rates of foreign currencies can
                            affect the value of a Fund's foreign assets.  Foreign
                            laws and accounting standards typically are not as
                            strict as they are in the US and there may be less
                            public information available about foreign companies

 . Non-U.S. debt             A Fund's foreign debt securities are typically            Short Term Bond
  securities                obligations of sovereign governments.  These              Fixed Income III
                            securities are particularly subject to a risk of
                            default from political instability.

 . Emerging market           Investments in emerging or developing markets involve     Emerging Markets
  Countries                 exposure to economic structures that are generally
                            less diverse and mature, and to political systems
                            which have less stability than those of more
                            developed countries. Emerging market securities are

                            subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures.

 . Instruments of            Non-US corporations and banks issuing dollar              Short Term Bond
  US and foreign banks      denominated instruments in the US are not necessarily     Fixed Income I
  and branches and          subject to the same regulatory requirements that apply    Fixed Income III
  foreign                   to US corporations and banks, such as accounting,
  corporations,             auditing and recordkeeping standards, the public
  including Yankee          availability of information and, for banks, reserve
  Bonds                     requirements, loan limitations, and examinations.
                            This increases the possibility that a non-US
                            corporation or bank may become insolvent or
                            otherwise unable to fulfill its obligations on these
                            instruments.

DERIVATIVES (E.G. FUTURES   If a Fund incorrectly forecasts interest rates in         Short Term Bond
CONTRACTS, OPTIONS ON       using derivatives, the Fund could lose money.  Price      Fixed Income I
FUTURES, INTEREST RATE      movements of a futures contract, option or structured     Fixed Income III
SWAPS)                      note may not be identical to price movements of
                            portfolio securities or a securities index resulting
                            in the risk that, when a Fund buys a futures
                            contract or option as a hedge, the hedge may not be
                            completely effective.

REAL ESTATE SECURITIES      Just as real estate values go up and down, companies     Real Estate Securities
                            involved in the industry, and in which a Fund invests,
                            also fluctuate.  Such a Fund is subject to the risks
                            associated with direct ownership of real estate.
                            Additional risks include declines in the value of real
                            estate, changes in general and local economic
                            conditions, increases in property taxes and changes in
                            tax laws and interest rates.  The value of securities
                            of companies that service the real estate industry may
                            also be affected by such risks.

 . REITs                     REITs may be affected by changes in the value of the     Real Estate Securities
                            underlying properties owned by the REITs and by the
                            quality of any credit extended. Moreover, the
                            underlying portfolios of REITs may not be
                            diversified, and therefore are subject to the risk
                            of financing a single or a limited number of
                            projects. REITs are also dependent upon management
                            skills and are subject to heavy cash flow
                            dependency, defaults by borrowers, self-liquidation
                            and the possibility of failing either to qualify for
                            tax-free pass through of income under federal tax
                            laws or to maintain their exemption from certain
                            Federal securities laws.

MUNICIPAL                   Municipal obligations are affected by economic,          Fixed Income I
OBLIGATIONS                 business or political developments.  These securities    Fixed Income III
                            may be subject to provisions of litigation,              Short Term Bond
                            bankruptcy and other laws affecting the rights and
                            remedies of creditors, or may become subject to
                            future laws extending the time for payment of
                            principal and/or interest, or limiting the rights of
                            municipalities to levy taxes.

REPURCHASE                  Under a repurchase agreement, a bank or broker sells     Emerging Markets
AGREEMENTS                  securities to a Fund and agrees to repurchase them at
                            the Fund's cost plus interest. If the value of the
                            securities declines, and the bank or broker defaults
                            on its repurchase obligation, the Fund could incur a
                            loss.

EXPOSING LIQUIDITY          By exposing its liquidity reserves to the equity         Equity I
RESERVES TO EQUITY MARKETS  market, a Fund's performance tends to correlate more     Equity II
                            closely to the performance of the market as a whole.     Equity III
                            Although this increases a Fund's performance if equity   Equity Q
                            markets rise, it reduces a Fund's performance if         International
                            equity markets decline.                                  Emerging Markets
                                                                                     Real Estate Securities

SECURITIES LENDING          If a borrower of a Fund's securities fails               All Funds
                            financially, the Fund's recovery of the
                            loaned securities may be delayed or the Fund may
                            lose its rights to the collateral.

YEAR 2000

 . Year 2000 and             The Funds' operations depend on the smooth functioning   All Funds
  Fund operations           of their service providers' computer systems.  The
                            Funds and their shareholders could be adversely
                            affected if those computer systems do not properly
                            process and calculate date-related information on or
                            after January 1, 2000. Many computer software
                            systems in use today cannot distinguish between the
                            year 2000 and the year 1900. Although year
                            2000-related computer problems could have a negative
                            effect on the Funds and their shareholders, the
                            Funds' service providers have advised the Funds that
                            they are working to avoid such problems. Because it
                            is the obligation of those service providers to
                            ensure the proper functioning of their computer
                            systems, the Funds do not expect to incur any
                            material expense in connection with year 2000
                            preparations.


 . Year 2000 and             The Funds and their shareholders could be adversely      All Funds
  Fund portfolio            affected if the computer systems of the issuers in
  investments               which the Funds invest or those of the service
                            providers they depend upon, do not properly process
                            and calculate date-related information on or after
                            January 1, 2000. If such an event occurred, the
                            value of those issuer's securities could be reduced.

 . Year 2000 and             A Fund that invests significantly in Non-US issuers      International
  Fund portfolio            may be exposed to a higher degree of risk from Year      Emerging Markets
  investments in            2000 issues than other Funds.  It is generally           Short Term Bond
  non-U.S. issuers          believed that Non-US governments and issuers are less    Fixed Income III
                            prepared for Year 2000 related contingencies than
                            the US government and US-based issuers, which could
                            result in a more significant diminution in value of
                            non-US issuer's securities on or after January 1,
                            2000.

An investment in any of the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                           19

                                  PERFORMANCE
                                  -----------

The following bar charts illustrate the risks of investing in the Funds by showing how the performance of the Class I Shares of Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I and Fixed Income III Funds, and of the Class S Shares of Emerging Markets, Real Estate Securities and Short Term Bond Funds, varies from year to year over a 10 year period (or, if a Fund has not been in operation for 10 years, since the beginning of operations of such
Fund). Class I Shares are not offered in this Prospectus. Class I Shares and Premier Class Shares will have substantially similar annual returns because the shares of each class are invested in the same portfolio of securities; annual returns for each class will differ only to the extent that the Class I Shares and Premier Class Shares do not have the same expenses. The return for the Class C and E Shares of Emerging Markets, Real Estate Securities and Short Term Bond Funds will differ from the Class S returns shown in the bar chart, depending upon the fees and expenses of that class. The Funds expect the Premier Class Shares to have lower expenses than the Class I Shares. The chart does not reflect any account maintenance fee or any fee that you may be required to pay upon redemption of the Fund's shares. Any such charge will reduce your return.

Past performance is no indication of future results.

                           [BAR CHART APPEARS HERE]


                                                                        Real      Short
                                                          Emerging     Estate     Term
        Equity    Equity    Equity    Equity    Inter-    Markets    Securities   Bond     Fixed    Fixed
          I         II       III         Q     national   Class S     Class S    Class S     I       III
        ------    ------    ------    -----    --------   --------   ----------  -------  -------   ------
1989    30.79%    24.63%    28.07%    27.10%    24.06%                            10.99%   13.35%
1990    -5.64%   -14.76%    -5.73%    -4.81%   -15.94%                 -15.92%     9.71%    8.60%
1991    31.22%    42.40%    27.86%    32.14%    13.47%                  37.08%    12.31%   16.01%
1992     9.02%    13.31%    12.30%     9.97%    -6.11%                  17.29%     2.74%    7.26%
1993    11.61%    16.70%    14.95%    13.80%    35.56%                  17.42%     6.98%   10.46%
1994     0.79%    -2.60%     1.16%     0.99%     5.38%      -5.83%       7.34%     0.82%   -2.97%   -3.89
1995    35.94%    28.67%    35.96%    37.91%    10.71%      -8.21%      10.87%     9.95%   18.03%   17.99%
1996    23.58%    18.51%    20.90%    23.67%    7.98%       12.26%      36.81%     4.76%    3.75%    4.88%
1997    32.02%    28.66%    33.13%    33.07%    0.58%       -3.45%      18.99%     6.02%    9.42%    9.64%
1998    25.10%     0.70%    11.53%    25.98%   13.52%      -27.57%     -15.94%     6.09%    8.37%    6.80%
        ------    ------    ------    -----    --------   --------   ----------  -------  -------   ------

During the period shown in the bar charts, each Fund had the following highest and lowest quarterly return:

     -------------------------------------------------------------------------
                                                    Best             Worst
                                                  Quarter           Quarter
                                                  -------           -------
     -------------------------------------------------------------------------
     Equity I                               22.53% (4Q/98)    (14.93)% (3Q/90)
     -------------------------------------------------------------------------
     Equity II                              21.20% (1Q/91)    (22.61)% (3Q/90)
     -------------------------------------------------------------------------
     Equity III                             16.54% (1Q/91)    (15.28)% (3Q/90)
     -------------------------------------------------------------------------
     Equity Q                               23.00% (4Q/98)    (14.37)% (3Q/90)
     -------------------------------------------------------------------------
     International                          16.10% (4Q/98)    (18.43)% (3Q/90)
     -------------------------------------------------------------------------
     Emerging Markets                       22.69% (4Q/93)    (21.64)% (3Q/98)
     -------------------------------------------------------------------------
     Real Estate Securities                 24.69% (1Q/91)    (14.24)% (3Q/90)
     -------------------------------------------------------------------------
     Short Term Bond                         4.80% (2Q/89)     (0.72)% (1Q/94)
     -------------------------------------------------------------------------
     Fixed Income I                          6.95% (2Q/89)     (2.75)% (1Q/94)
     -------------------------------------------------------------------------
     Fixed Income III                        4.44% (4Q/95)     (3.12)% (1Q/94)
     -------------------------------------------------------------------------

     The following table further illustrates the risks of investing in the Funds by showing how each Fund's average annual returns for 1, 5 and 10 years (or, if a Fund has not been in operation for 10 years, since the beginning of operations of such Fund) compare with the returns of certain indexes that measure broad market performance. For the periods shown, no Premier Class Shares of the Funds were issued; information is being provided with respect to Class I Shares, which differ from Premier Class Shares with respect to expenses of each Class.

AVERAGE ANNUAL TOTAL RETURNS*
for the periods ended December 31, 1998
                                                                                               Since
                                                  1 Year         5 Years        10 Years       Inception**
                                                  ------         -------        --------       -----------
Equity I Fund
    Class I                                       25.10%         22.83%         18.61%
    Russell 1000(R)Index                          27.02          23.37          19.03
Equity II Fund
    Class I                                        0.70          13.98          14.43
    Russell 2500(TM)Index                          0.38          14.13          14.61
Equity III Fund
    Class I                                       11.53          19.81          17.27
    Russell 1000(R)Value Index                    15.63          20.86          17.39
Equity Q Fund
    Class I                                       25.98          23.62          19.17
    Russell 1000(R)Index                          27.02          23.37          19.03
International Fund
    Class I                                       13.52           7.54           8.04
    MSCI EAFE Index                               20.33           9.51           5.86
Emerging Markets Fund**
   Class E**                                     (27.61)         (7.47)            --          (0.65)
   Class S**                                     (27.57)         (7.46)            --          (0.64)
   IFC Investable Composite Index+               (22.02)        (10.14)            --           0.95
   Extended Barings Emerging Markets
   Index                                         (18.76)         (6.30)            --           4.17
Real Estate Securities Fund**
   Class E**                                     (16.25)          9.96             --          10.27
   Class S                                       (15.94)         10.22             --          10.40
   NAREIT Equity REIT Index                      (17.51)          9.80             --           9.90
Short Term Bond Fund
   Class S                                         6.09           5.49           6.98
   Merrill Lynch 1-2.99 Years Treasury Index       7.00           5.99           7.37
Fixed Income I Fund
    Class I                                        8.37           7.10           9.08
    Lehman Brothers Aggregate Bond Index           8.69           7.27           9.26
Fixed Income III Fund**
    Class I                                        6.80           6.85             --           7.51
    Lehman Brothers Aggregate Bond Index           8.69           7.27             --           7.45


** For periods prior to April 1, 1995, performance results for each Fund other than the Real Estate Securities Fund do not reflect deduction of investment management fees. No returns are shown for Class C Shares of the Real Estate Securities, Emerging Markets and Short Term Bond Funds or Class E Shares of The Short Term Bond Funds because those shares were not issued during the periods shown. Had the Rule 12b-1 distribution fees and shareholder servicing fees for Class C Shares and the shareholder servicing fees for Class E Shares been reflected in the returns shown for Class S Shares of those Funds, the returns shown would have been lower.


** The Emerging Markets Fund and the Fixed Income III Fund each commenced operations on January 29, 1993. The Real Estate Securities Fund commenced operations on July 28, 1989.

*** The returns shown for Class E Shares of Real Estate Securities Fund reflects the deduction of Rule 12b-1 distribution fees from the commencement of that Fund's Class E operations on November 4, 1996 until May 18, 1998. Effective May 18, 1998, Class E Shares of that Fund are no longer subject to a Rule 12b-1 distribution fee, which reduced performance results prior to that date. Returns for periods prior to each Fund's commencement of operations of its Class E Shares are those of the Fund's Class S Shares, and therefore, do not reflect deduction of shareholder services fees that apply to Class E Shares. The results shown have not been increased to reflect the effect of the elimination of this fee. For periods prior to April 1, 1995, performance results for each Fund other than the Real Estate Securities Fund do not reflect deduction of investment management fees.

+ Prior to April 1, 1999, the comparative index for the Emerging Markets Fund was the Extended Barings Emerging Markets Index. The Fund believes that the IFC Investable Composite Index better represents the universe of securities researched and purchased by emerging markets managers, more closely approximates the Fund's investment portfolio, and covers a much broader universe of securities within emerging markets.



30-DAY YIELDS*
for the period ended December 31, 1998

                                                    Current
                                                    -------
         Short Term Bond - Class S                   4.89%
         Fixed Income I - Class I                    5.48%
         Fixed Income III - Class I                  6.33%


* No yields are shown for Class C Shares of Short Term Bond or Class E and Premier Class Shares for each Fund because those shares were not issued during the period shown.

To obtain current 30-day yield information, please call 1-800-787-7354.

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                               Shareholder Fees
                (fees paid directly from your investment)

                                          MAXIMUM SALES
                          MAXIMUM SALES   CHARGE (LOAD)                                               MAXIMUM
                             CHARGE        IMPOSED ON       MAXIMUM                                   ACCOUNT
                         (LOAD) IMPOSED    REINVESTED    DEFERRED SALES  REDEMPTION    EXCHANGE     MAINTENANCE
                          ON PURCHASES      DIVIDENDS    CHARGE (LOAD)       FEES        FEES          FEES*
                          ------------      ---------    -------------       ----        ----          ----
Each Fund (Class C)           None            None            None          None         None          12.50/yr
Each Fund (Class E)           None            None            None          None         None          12.50/yr
Each Fund (Class S)           None            None            None          None         None          12.50/yr
Each Fund (Premier            None            None            None          None         None           None
Class)


  * For the Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I and Fixed Income III Funds the annual account maintenance fee is imposed on accounts under $10,000. For the Emerging Markets, Real Estate Securities and Short Term Bond Funds the annual account maintenance fee is imposed on accounts under $5,000. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fee will be waived for: (i) accounts held by retirement plans representing multiple participants; (ii) accounts held by trustees, officers, employees, and certain third-party contractors of FRIC and its affiliates and their spouses and children; and (iii) classes of accounts for which maintenance costs are absorbed by a third-party. In addition, the fee will be waived for accounts established before January 1, 1999. For the Real Estate Securities, Emerging Markets and Short Term Bond Funds the fee will be waived for accounts established before July 1, 1998. Investors considering an investment of less than the amounts stated above may wish to consider investing in FRIC's LifePoints Funds, shareholder accounts of which are not subject to an account maintenance fee. For more information, see FRIC's LifePoints Funds prospectus.


If you purchase any class of shares of the Funds, you or your Financial Intermediary may pay an annual shareholder investment services fee directly to FRIMCo pursuant to a separate agreement with FRIMCo. The fee is calculated as a percentage of the amount you or your Financial Intermediary have invested in the Funds and may range from .00% to .40% of the amount invested.

                           ANNUAL OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)
                               (% of net assets)

                                                                                       Other Expenses
                                                                                         (including
                                                                                       Administrative
                                                                                          Fees and          Total Annual
                                                           Advisory     Distribution    Shareholder        Fund Operating
                                                             Fee+       (12b-1) Fees  Servicing Fees)#      Expenses**#+
                                                             ----       ------------  ----------------      ------------
                                 CLASS C SHARES

Emerging Markets Fund...................................     1.15%          0.75%          0.91%               2.81%
Real Estate Securities Fund.............................     0.80%          0.75%          0.55%               2.10%
Short Term Bond Fund....................................     0.45%          0.75%          0.47%               1.67%

                                 CLASS E SHARES

Emerging Markets Fund...................................     1.15%          0.00%          0.91%               2.06%
Real Estate Securities Fund.............................     0.80%          0.00%          0.55%               1.35%
Short Term Bond Fund....................................     0.45%          0.00%          0.47%               0.92%

                                 CLASS S SHARES

Emerging Markets Fund...................................     1.15%          0.00%          0.66%               1.81%
Real Estate Securities Fund.............................     0.80%          0.00%          0.30%               1.10%
Short Term Bond Fund....................................     0.45%          0.00%          0.22%               0.67%

                              PREMIER CLASS SHARES

Equity I Fund...........................................     0.55%          0.00%          0.22%               0.77%
Equity II Fund..........................................     0.70%          0.00%          0.36%               1.06%
Equity III Fund.........................................     0.55%          0.00%          0.29%               0.84%
Equity Q Fund...........................................     0.55%          0.00%          0.20%               0.75%
International Fund......................................     0.70%          0.00%          0.39%               1.09%
Fixed Income I Fund.....................................     0.25%          0.00%          0.26%               0.51%
Fixed Income III Fund...................................     0.50%          0.00%          0.31%               0.81%



+ If you purchase any class of Shares of the Fund through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial intermediary for information concerning what additional fees, if any, will be charged. Each Fund may also pay, in addition to the fee set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

# The annual operating expenses for the Premier Class Shares of each Fund, Class C Shares of each applicable Fund, and Class E Shares of Short Term Bond Fund, are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. "Other Expenses" for Class C and Class E Shares include a shareholder servicing fee of 0.25% of average daily net assets of the Funds' Class C Shares and Class E Shares, respectively. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single Management Agreement for which each Fund paid a single fee. Since then FRIMCo's advisory and administrative services are provided under a separate advisory agreement and administrative agreement which provide for the fees reflected in the table above.

** Pursuant to the rules of the National Association of Securities Dealers, Inc. (NASD), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Class C Shares of the Funds rather than on a per shareholder basis.

     Therefore, long-term shareholders of the Class C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

EXAMPLE

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year and that operating expenses remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The example does not reflect the deduction of an annual $12.50 account maintenance fee imposed on accounts with less than the required minimum balance. If it did, the costs shown would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


Class C:                                                        1 Year     3 Years     5 Years    10 Years
-------                                                         ------     -------     -------    --------
Emerging Markets Fund..................................           $281        $886      $1,553      $3,534
Real Estate Securities Fund............................            210         662       1,160       2,641
Short Term Bond Fund...................................            167         526         923       2,101

Class E:                                                        1 Year     3 Years     5 Years    10 Years
-------                                                         ------     -------     -------    --------
Emerging Markets Fund..................................           $206        $649      $1,138      $2,591
Real Estate Securities Fund............................            135         426         746       1,698
Short Term Bond Fund...................................             92         290         508       1,157

Class S:                                                        1 Year     3 Years     5 Years    10 Years
-------                                                         ------     -------     -------    --------
Emerging Markets Fund..................................           $181        $571      $1,000      $2,277
Real Estate Securities Fund............................            110         347         608       1,384
Short Term Bond Fund...................................             67         211         370         843

Premier Class:                                                  1 Year     3 Years     5 Years    10 Years
-------------                                                   ------     -------     -------    --------
Equity I Fund..........................................            $77        $243        $425       $ 968
Equity II Fund.........................................            106         334         586       1,333
Equity III Fund........................................             84         265         464       1,057
Equity Q Fund..........................................             75         236         414         943
International Fund.....................................            109         344         602       1,371
Fixed Income I Fund....................................             51         161         282         641
Fixed Income III Fund..................................             81         255         448       1,019


                        SUMMARY COMPARISON OF THE FUNDS


                                        ANTICIPATED   MAXIMUM
                                          EQUITY       DEBT
                 FUND                    EXPOSURE    EXPOSURE                 FOCUS
                 ----                    --------    --------                 -----
Equity I Fund..........................   65-100%         35%      Income and capital growth

Equity II Fund.........................      65-100%        35%    Maximum total return primarily through
                                                                   capital appreciation
Equity III Fund........................      65-100%        35%    Current income
Equity Q Fund..........................         100%        --%    Total return
International Fund.....................      65-100%        35%    Total return
Emerging Markets Fund..................      65-100%        35%    Maximum total return primarily through
                                                                   capital appreciation
Real Estate Securities Fund............      65-100%        35%    Total return
Short Term Bond Fund...................        0-35%       100%    Preservation of capital
Fixed Income I Fund....................        0-35%       100%    Current income and diversification
Fixed Income III Fund..................          --%       100%    Maximum total return primarily through
                                                                   capital appreciation


    THE PURPOSE OF THE FUNDS -- MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

     The Funds are offered through certain bank trust departments, registered investment advisers, broker-dealers or other financial services organizations that have been selected by the Funds' adviser or distributor (Financial Intermediaries). The Funds are designed to provide a means for investors to use Frank Russell Investment Management Company's (FRIMCo) and Frank Russell Company's (Russell) "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Funds divide responsibility for corporate management and investment advice between FRIMCo and a number of different money managers.

     Three functions form the core of Russell's consulting services:

     . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

     . Asset Allocation: Allocating a client's assets among different asset classes -- such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate -- in a way most likely to achieve the client's objectives and desired returns.

     . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

     When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

     The Funds believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. The Funds believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes employing a multi-style, multi-manager approach.

     Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

     Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. For this reason, no single manager has consistently outperformed the market over extended periods.
Although performance cycles tend to repeat themselves, they do not do so predictably.

     The Funds believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within subsets or styles of specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. The Funds combine these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to the risk of any one investment style going out of favor.

     By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.


     The Funds conduct their business through a number of service providers, who act on behalf of the Funds. FRIMCo, the Funds' administrator and investment adviser, performs the Funds' day to day corporate management and oversees the Funds' money managers. Each of the Funds' money managers makes all investment decisions for the portion of the Fund assigned to it by FRIMCo. The Funds' custodian, State Street Bank, maintains custody of all of the Funds' assets. FRIMCo, in its capacity as the Funds' transfer agent, is responsible for maintaining the Funds' shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

                            MANAGEMENT OF THE FUNDS

     The Funds' investment adviser is FRIMCo, 909 A Street, Tacoma, Washington 98402. FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds and manages over $14 billion in more than 30 mutual fund portfolios. FRIMCo was established in 1982 to serve as the investment management arm of Russell.

     Russell, which acts as consultant to the Funds, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides the Funds and FRIMCo with the asset management consulting services that it provides to its other consulting clients. The Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world -- in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

     Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual life insurance corporation headquartered in Milwaukee, Wisconsin. It leads the US in both individual life insurance sold annually and individual life insurance in force.

     FRIMCo recommends money managers to the Funds, allocates Fund assets among them, oversees them, and evaluates their results. FRIMCo also oversees the management of the Funds' liquidity reserves. The Funds' money managers select the individual portfolio securities for the assets assigned to them.

     FRIMCo's officers and employees who oversee the money managers are:

     . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
       June 1989.

     . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
       January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, Tax Exempt Bond and Multistrategy Bond Funds.

     . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since June
       1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Fixed Income I, Fixed Income III, Diversified Bond, Short Term Bond, Tax Exempt Bond, Multistrategy Bond, and Emerging Markets Funds.

     . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since April
       1994. Ms. Carter, jointly with another portfolio manager listed in this section, has primary responsibility for management of the International, and International Securities Funds.

     . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
       1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager listed in this section, has primary responsibility for management of the International, and International Securities Funds.

     . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the
       Funds' liquidity portfolios on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

     . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

     . C. Nola Kulig, who has been a Portfolio Manager of FRIMCo since January
       1996. From 1994 to 1995, Ms. Kulig was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Kulig was Senior Research Analyst with Russell. Ms. Kulig, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

     . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
       January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Russell. Mr. Trittin, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.


     The aggregate annual rate of advisory and administrative fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Equity I Fund, 0.60%; Equity II Fund, 0.75%; Equity III Fund, 0.60%; Equity Q Fund, 0.60%; International Fund, 0.75%; Fixed Income I Fund, 0.30%; Fixed Income III Fund, 0.55% Emerging Markets Fund, 1.20%; Real Estate Securities Fund, 0.85%; and Short Term Bond Fund, 0.50%. The fees for Emerging Markets and Real Estate Securities Funds may be higher than the fees charged by some mutual funds with similar objectives that use only a single money manager. Of these aggregate amounts 0.05% is attributable to administrative services. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single Management

Agreement for which each Fund paid a single fee. Since then, FRIMCo's advisory and administrative services are provided under a separate advisory agreement and an administrative agreement. Each Fund may also pay, in addition to the aggregate fees set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

                              THE MONEY MANAGERS


     Each Fund allocates its assets among the money managers listed under "Money Manager Information" at the end of this Prospectus. FRIMCo, as the Funds' advisor, may change the allocation of a Fund's assets among money managers at any time. The Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits a Fund to engage or terminate a money manager at any time, subject to the approval by the Fund's Board of Trustees (Board), without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. The Funds select money managers based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in any Fund's selection or termination of a money manager.

     Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies. Additionally, each manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each manager based on FRIMCo's assessment of the manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers' activities are subject to general oversight by the Board and the Funds' officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

                              PORTFOLIO TURNOVER

     The portfolio turnover rates for certain Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Funds' money managers makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a Fund replaces a money manager the new money manager may significantly restructure the investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. When a Fund realizes capital gains upon selling portfolio securities, your tax liability increases. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.


                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

     Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and net short-term capital gains (if any), according to the following schedule:


            Declared                              Payable                                   Funds
            --------                              -------                                   -----
Quarterly...................... Mid: April, July, October and December     Equity I, Equity II, Equity III, Equity
                                                                           Q, Real Estate Securities, Short Term
                                                                           Bond, Fixed Income I and Fixed Income
                                                                           III Funds

Annually....................... Mid-December                               International and Emerging Markets Funds


CAPITAL GAINS DISTRIBUTIONS

      The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare a special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that the Fund pays them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

     If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

     Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Funds' Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

     In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions taxed as capital gains may be taxable at different rates depending on how long a Fund holds its assets.

     When you sell or exchange your shares of a Fund, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

     Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-US investors may be subject to US withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences in holding shares of a Fund.

     Any foreign taxes paid by a Fund on its investments may be passed through to its shareholders as foreign tax credits.


     If you are a corporate investor, a portion of the dividends from net investment income paid by Equity I, Equity II, Equity III, Equity Q and Real Estate Securities Funds will generally qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax professional with respect to the applicability of these rules.


     By law, a Fund must withhold 31% of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

     THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

     Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE


     The net asset value per share is calculated for shares of each Class of each Fund on each business day on which shares are offered or redemption orders are tendered. For all Funds, a business day is one on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is not open on national holidays. All Funds determine net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION OF PORTFOLIO SECURITIES


     Securities held by the Funds are typically priced using market quotations or pricing services when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities. The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board. If you hold shares in a Fund, such as the International or Emerging Markets Funds, that holds portfolio securities that are listed primarily on foreign exchanges, the net asset value of the Fund's shares may change on a day when you will not be able to purchase or redeem Fund shares. This is because the value of those portfolio securities may change on weekends or other days when the Fund does not price its shares.

                         DISTRIBUTION AND SHAREHOLDER
                            SERVICING ARRANGEMENTS


     The Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I and Fixed Income III Funds offer Premier Class Shares through this Prospectus. The Emerging Markets, Real Estate Securities and Short Term Bond Funds offer multiple classes of shares: Class C shares, Class E shares and Class S shares.

         CLASS C SHARES participate in the Funds' Rule 12b-1 distribution plan and in the Funds' shareholder servicing plan. Under distribution plan, the Funds' Class C shares pay distribution fees of 0.75% annually for the sale and distribution of Class C shares. Under the shareholder servicing plan, the Funds' Class C shares pay shareholder servicing fees of 0.25% annually for services provided to Class C shareholders. Because both of these fees are paid out of the Funds' Class C share assets on an ongoing basis, over time these fees will increase the cost of an Class

         C share investment in the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

         CLASS E SHARES participate in the Funds' shareholder servicing plan. Under the shareholder servicing plan, the Funds' Class E shares pay daily fees equal to 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder servicing fees are paid out of the Funds' Class E share assets on an ongoing basis, and over time will increase the cost of your investment in the Funds.

         CLASS S AND PREMIER CLASS SHARES participate in neither the Funds' distribution plan nor the Funds' shareholder services plan.

                            HOW TO PURCHASE SHARES

     Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at (800) RUSSEL4, (800-787-7354) for assistance in contacting an investment professional near you.

     There is no minimum initial investment requirement for the Funds described in this Prospectus.

PAYING FOR SHARES

     You may purchase shares of the Funds through a Financial Intermediary on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after the Funds' receive your order in proper form (defined in the "Written Instructions" section), and accept the order.


     All purchases must be made in US dollars. Checks and other negotiable bank drafts must be drawn on US banks and made payable to "Frank Russell Investment Company." The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. You will be responsible for any resulting loss to the Funds. An overdraft charge may also be applied. Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

OFFERING DATES AND TIMES


     Orders must be received by the Funds prior to the close of the NYSE (currently 4:00 p.m. Eastern Time). Purchases can be made on any day when Fund shares are offered. Because Financial Intermedaries' processing time may vary, please ask your Financial Intermediary representative when your account will be credited.

ORDER AND PAYMENT PROCEDURES

     Generally, you must place purchase orders for Fund shares through a Financial Intermediary. You may pay for your purchase by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

     For new accounts, please mail the completed Application to your Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

     You can pay for orders by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include your account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of your purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")


     You can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company.

AUTOMATED INVESTMENT PROGRAM

     You can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. You must make a separate transfer for each Fund in which you purchase shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

     The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE


     Through your Financial Intermediary, you may exchange shares of any Fund you own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by FRIC through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other Funds, contact your Financial Intermediary.

     Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares and, because Financial Intermediaries' processing time may vary, to find out when your account will be credited or debited. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.


     An exchange involves the redemption of shares, which is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request) at the next net asset value per share calculated after the Funds received the exchange request in good order.


IN-KIND EXCHANGE OF SECURITIES

     FRIMCo, in its capacity as the Funds' investment advisor, may, at its discretion, permit you to acquire Fund shares in exchange for securities you currently own. Any securities exchanged must: meet the investment objective, policies and limitations of the applicable Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have a market value, plus any cash, equal to at least $100,000.


     Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. If you are contemplating an in-kind exchange you should consult your tax adviser.

     The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to the Funds and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES


     Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after the Funds' Transfer Agent receives an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure payment has been collected.

REDEMPTION DATES AND TIMES


     Redemption requests must be placed through a Financial Intermediary and received by the Funds prior to the close of the NYSE (currently 4:00 p.m. Eastern Time). Because Financial Intermediaries' processing times may vary, please ask your Financial Intermediary representative when your account will be debited. Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

BY MAIL OR TELEPHONE

     You may redeem your shares by calling or writing to your Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

     The Funds offer a systematic withdrawal program which allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

     You may choose to have the payments mailed to you or directed to your bank account by ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

ACCOUNTS IN STREET NAME

     Many brokers, employee benefit plans and bank trusts combine their client's Fund holdings in a single omnibus account with the Funds held in the brokers', plans', or bank trusts' own name or "street name." Therefore, if you hold Fund shares through a brokerage account, employee benefit plan or bank trust fund, the Funds may have records only of the omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Fund shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Fund shares are held in an omnibus account.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

     When you redeem your shares, a check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form.

BY WIRE

     If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after the Funds receive your redemption request. The Funds may charge a fee to cover the cost of sending a wire transfer for redemptions less than $1,000, and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to US commercial banks that are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must be in proper form.  They must include:

     A description of the request
     The name of the Fund(s)
     The class of shares, if applicable
     The account number(s)
     The amount of money or number of shares being purchased, exchanged, transferred or redeemed
     The name(s) on the account(s)
     The signature(s) of all registered account owners
     For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

--------------------------------------------------------------------------------
   ACCOUNT TYPE                REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Individual, Joint Tenants,  Written instructions must be signed by each
   Tenants in Common           shareholder, exactly as the  names appear in
                               the account registration.
--------------------------------------------------------------------------------
   UGMA or UTMA (custodial     Written instructions must be signed by the
   accounts for minors)        custodian in his/her capacity as it appears in
                               the account registration.
-------------------------------------------------------------------------------
   Corporation, Association    Written instructions must be signed by
                               authorized person(s), stating his/her capacity
                               as indicated by the corporate resolution to act
                               on the account.
                               A copy of the corporate resolution, certified
                               within the past 90 days, authorizing the signer
                               to act.
--------------------------------------------------------------------------------
   Estate, Trust, Pension,     Written instructions must be signed by all
   Profit Sharing Plan         trustees.  If the name of the trustee(s) does
                               not appear in the account registration, please
                               provide a copy of the trust document certified
                               within the last 60 days.
--------------------------------------------------------------------------------
   Joint tenancy shareholders  Written instructions must by signed by the
   whose co-tenants are        surviving tenant(s). A certified copy of the
   deceased                    death certificate must accompany the request.
--------------------------------------------------------------------------------

SIGNATURE GUARANTEE

     The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Call your financial institution to see if it has the ability to guarantee a signature.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

     If you purchase Fund shares as part of a program of services offered by a Financial Intermediary, you may be required to pay additional fees. You should contact your Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

     A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges.

                         FINANCIAL HIGHLIGHTS


     This Prospectus offers shares of Premier Class Shares of the Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I and Fixed Income III Funds, which have not yet commenced operations for the periods shown below. Although the information presented reflects the Class I Shares of each Fund, Premier Class Shares have similar fees and charges and would have presented similar results. The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years (or, if a Fund or Class has not been in operation for 5 years, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund share throughout each year or period ended December
31. The total returns in the table represent how much your investment in the Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request. No Class C Shares of the Emerging Markets, Real Estate Securities and Short Term Bond Funds, and no Class E Shares of the Short Term Bond Fund, were issued during the periods shown.

EQUITY I FUND - CLASS I SHARES


                                            1998         1997         1996         1995        1994
                                         ----------   ----------    ---------    ---------   ---------
NET ASSET VALUE,
  BEGINNING OF YEAR...................   $    30.51   $    30.34    $   28.00    $   23.32   $   24.91
                                         ----------   ----------    ---------    ---------   ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)                     .27          .34          .42          .52         .62
  Net realized and
    unrealized gain (loss)
    on investments....................         7.10         8.89         5.96         7.71        (.41)
                                         ----------   ----------    ---------    ---------   ---------
      Total From
        Investment
        Operations ...................         7.37         9.23         6.38         8.23         .21
                                         ----------   ----------    ---------    ---------   ---------
LESS DISTRIBUTIONS:
  Net investment income                        (.27)        (.34)        (.42)        (.52)       (.62)
  Net realized gain on
    investments.......................        (2.44)       (8.72)       (3.62)       (3.03)      (1.18)
                                         ----------   ----------    ---------    ---------   ---------
      Total Distributions.............        (2.71)       (9.06)       (4.04)       (3.55)      (1.80)
                                         ----------   ----------    ---------    ---------   ---------
NET ASSET VALUE, END OF
  YEAR................................   $    35.17   $    30.51    $   30.34    $   28.00   $   23.32
                                         ==========   ==========    =========    =========   =========

TOTAL RETURN (%)(a)...................        25.10        32.02        23.58        35.94         .79
RATIOS (%)/SUPPLEMENTAL
  DATA:
  Operating expenses to
    average net assets (a)                      .70          .70          .71          .59         .12
  Net investment income
    to average net assets (a)                   .82          .96         1.38         1.91        2.52
  Portfolio turnover..................       100.68       110.75        99.51        92.04       75.02
  Net assets, end of year
    ($000 omitted)....................    1,381,704    1,136,373      961,953      751,497     547,242


(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.


(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

EQUITY II FUND - CLASS I SHARES


                                               1998        1997        1996       1995      1994
                                             --------    --------    --------   --------  --------
NET ASSET VALUE, BEGINNING
  OF YEAR.................................   $  32.96    $  30.05    $  28.88   $  25.00  $  26.58
                                             --------    --------    --------   --------  --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)...............        .09         .11         .16        .27       .36
  Net realized and unrealized
    gain (loss)
    on investments........................        .04        8.11        4.96       6.80      (.86)
                                             --------    --------    --------   --------  --------
      Total From Investment
        Operations........................        .13        8.22        5.12       7.07      (.50)
                                             --------    --------    --------   --------  --------
LESS DISTRIBUTIONS:
  Net investment income...................       (.10)       (.11)       (.16)      (.29)     (.31)
  Net realized gain on
    investments...........................      (2.05)      (5.20)      (3.79)     (2.90)     (.77)
                                             --------    --------    --------   --------  --------
      Total Distributions.................      (2.15)      (5.31)      (3.95)     (3.19)    (1.08)
                                             --------    --------    --------   --------  --------
NET ASSET VALUE, END
  OF YEAR.................................   $  30.94    $  32.96    $  30.05   $  28.88  $  25.00
                                             ========    ========    ========   ========  ========

TOTAL RETURN (%)(a).......................        .70       28.66       18.51      28.67     (2.60)
RATIOS (%)/SUPPLEMENTAL
  DATA:
  Operating expenses to
    average net assets (a)................        .91         .92         .95        .83       .23
Net investment income to
    average net assets (a)................        .29         .35         .52        .97      1.46
  Portfolio turnover......................     128.87      103.00      120.78      89.31     58.04
  Net assets, end of year
    ($000 omitted)........................    533,819     482,159     365,955    279,566   202,977


(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.


(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

EQUITY III FUND - CLASS I SHARES


                                           1998        1997         1996         1995         1994
                                         --------    --------    ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF
  YEAR................................   $  29.80    $  29.68    $   29.11    $   24.18    $   27.05
                                         --------    --------    ---------    ---------    ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)...........        .47         .60          .70          .82          .93
  Net realized and unrealized gain
    (loss) on investments.............       2.75        8.69         5.10         7.73         (.85)
                                         --------    --------    ---------    ---------    ---------
      Total From Investment
        Operations....................       3.22        9.29         5.80         8.55          .08
                                         --------    --------    ---------    ---------    ---------
LESS DISTRIBUTIONS:
  Net investment income...............       (.47)       (.61)        (.71)        (.83)        (.91)
  Net realized gain on
    investments.......................      (3.43)      (8.56)       (4.52)       (2.79)       (2.04)
                                         --------    --------    ---------    ----------   ---------
Total Distributions...................      (3.90)      (9.17)       (5.23)       (3.62)       (2.95)
                                         --------    --------    ---------    ---------    ---------
NET ASSET VALUE, END OF YEAR..........   $  29.12    $  29.80    $   29.68    $   29.11    $   24.18
                                         ========    ========    =========    =========    =========

TOTAL RETURN (%)(a)...................      11.53       33.13        20.90        35.96         1.16
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average
    net assets (a)....................        .74         .78          .79          .65          .17
  Net investment income to
    average net assets (a)............       1.54        1.77         2.23         2.90         3.39
  Portfolio turnover..................     135.53      128.86       100.78       103.40        85.92
  Net assets, end of year
    ($000 omitted)....................    210,491     242,112      221,778      222,541      177,807


(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.


(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

EQUITY Q FUND - CLASS I SHARES


                                          1998         1997         1996         1995        1994
                                       ----------   ----------   ----------   ---------   ---------
NET ASSET VALUE, BEGINNING
  OF YEAR...........................   $    35.90   $    32.94   $    30.40   $   24.43   $   26.03
                                       ----------   ----------   ----------   ---------   ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(b)..........          .32          .44          .58         .59         .69
INCOME
  Net realized and unrealized
    gain (loss) on investments......         8.53        10.01         6.33        8.52        (.41)
                                       ----------   ----------   ----------   ---------   ---------
      Total income from
        Investment Operations.......         8.85        10.45         6.91        9.11         .28
                                       ----------   ----------   ----------   ---------   ---------
LESS DISTRIBUTIONS:
  Net investment income.............         (.32)        (.44)        (.59)       (.61)       (.69)
  Net realized gain on
    investments.....................        (4.21)       (7.05)       (3.78)      (2.53)      (1.19)
                                       ----------   ----------   ----------   ---------   ---------
      Total Distributions...........        (4.53)       (7.49)       (4.37)      (3.14)      (1.88)
                                       ----------   ----------   ----------   ---------   ---------
NET ASSET VALUE, END OF
  YEAR..............................   $    40.22   $    35.90   $    32.94   $   30.40   $   24.43
                                       ==========   ==========   ==========   =========   =========

TOTAL RETURN (%)(a).................        25.98        33.07        23.67       37.91         .99

  Operating expenses to
    average net assets (a)..........          .69          .68          .71         .58         .11
  Net investment income to
    average net assets (a)..........          .85         1.17         1.80        2.07        2.74
  Portfolio turnover ...............        74.56        94.89        74.59       74.00       45.87
  Net assets, end of year
    ($000 omitted)..................    1,175,900      987,760      818,281     620,259     430,661


(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.


(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

INTERNATIONAL FUND - CLASS I SHARES


                                                1998         1997        1996         1995       1994
                                             ----------   ----------   ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF
  YEAR....................................   $    34.60   $    37.39   $   36.26   $   34.28   $   37.34
                                             ----------   ----------   ---------   ---------   ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)...............          .52          .46         .44         .48         .61
  Net realized and unrealized gain
    (loss) on investments ................         4.10         (.28)       2.41        3.16         .65
                                             ----------   ----------   ---------   ---------   ---------
      Total Income From
        Investment Operations.............         4.62          .18        2.85        3.64        1.26
                                             ----------   ----------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
  Net investment income...................         (.59)        (.55)       (.35)       (.72)       (.36)
  Net realized gain on
    investments...........................         (.60)       (2.42)      (1.37)       (.94)      (3.96)
                                             ----------   ----------   ---------   ---------   ---------
      Total Distributions.................        (1.19)       (2.97)      (1.72)      (1.66)      (4.32)
                                             ----------   ----------   ---------   ---------   ---------
NET ASSET VALUE, END OF YEAR..............   $    38.03   $    34.60   $   37.39   $   36.26   $   34.28
                                             ==========   ==========   =========   =========   =========

TOTAL RETURN (%)(a).......................        13.52          .58        7.98       10.71        5.38
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to
    average net assets (a)................          .98         1.00        1.04         .88         .32
  Operating expenses, gross, to
    average net assets (a)................          .98         1.00        1.05         .89         .34
  Net investment income to
    average net assets (a)................         1.38         1.14        1.20        1.41        1.63
  Portfolio turnover......................        64.47        79.45       42.69       36.78       71.09
  Net assets, end of year
    ($000 omitted)........................    1,013,679      972,735     944,380     796,777     674,180


(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%. In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic market.


(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

EMERGING MARKETS FUND:  CLASS E SHARES


                                                                              1998+
                                                                           ------------
NET ASSET VALUE BEGINNING OF PERIOD.....................................   $       7.37
                                                                           ------------
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income (c)......................................           (.02)
         Net realized and unrealized gain (loss) on investments.........           1.13
                                                                           ------------
              Total Income From Investment Operations...................           1.11
                                                                           ============
NET ASSET VALUE, END OF PERIOD..........................................   $       8.48
                                                                           ============

TOTAL RETURN (%) (A)....................................................          15.06
RATIOS(%)/SUPPLEMENTAL DATA:
         Operating expenses, to average net assets(b) ..................            ---
         Net investment income to average net assets (b)................            ---
         Portfolio turnover.............................................          59.35
               Net Assets, end of year ($000 omitted)...................             39



+ For the period September 22, 1998 (commencement of operations) to December 31, 1998.

(a) Period less than one year are annualized.

(b) The ratios are not meaningful due to the Funds' short period of operations.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

EMERGING MARKETS FUND - CLASS S SHARES


                                                                 1998       1997       1996       1995       1994
                                                               --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year.........................    $  11.79   $  12.35   $  11.16   $  12.25   $  13.90
                                                               --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (b)................................         .12        .14        .10        .11        .15
  Net realized and unrealized gain (loss) on investments...       (3.35)      (.56)      1.26      (1.12)     (1.24)
                                                               --------   --------   --------   --------   --------
      Total From Investment Operations.....................       (3.23)      (.42)      1.36      (1.01)     (1.09)
                                                               --------   --------   --------   --------   --------
Less Distributions:
  Net investment income....................................        (.08)      (.14)      (.17)      (.05)      (.20)
  Net realized gain on investments.........................          --         --         --       (.03)      (.36)
                                                                    ---        ---        ---   --------   --------
      Total Distributions..................................        (.08)      (.14)      (.17)      (.08)      (.56)
                                                               --------   --------   --------   --------   --------
Net Asset Value, End of Year...............................    $   8.48   $  11.79   $  12.35   $  11.16   $  12.25
                                                               ========   ========   ========   ========   ========

Total Return (%)(a)........................................      (27.57)     (3.45)     12.26      (8.21)     (5.83)
Ratios (%)/Supplemental Data:
  Operating expenses, net, to average net assets (a).......        1.75       1.64       1.71       1.75        .80
  Operating expenses, gross, to average net assets (a).....        1.75       1.64       1.72       1.80        .83
  Net investment income to average net assets (a)..........        1.20        .87        .77        .88       1.10
  Portfolio turnover ......................................       59.35      50.60      34.62      71.16      57.47
  Net assets, end of year ($000 omitted)...................     294,349    333,052    271,490    172,673    127,271



(a) For periods prior to April 1, 1995, fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%. In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

REAL ESTATE SECURITIES FUND:  CLASS E SHARES


                                                                  1998      1997     1996+
                                                                -------   -------   -------
NET ASSET VALUE BEGINNING OF YEAR............................   $ 31.02   $ 29.18   $ 26.67
                                                                -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income (c)...........................      1.26      1.14       .24
         Net realized and unrealized gain (loss) on
           investments........................................    (6.12)     3.95      3.85
                                                                -------   -------   -------
              Total Income From Investment Operations.........    (4.86)     5.09      4.09
                                                                -------   -------   -------
LESS DISTRIBUTIONS:
         Net investment income................................    (1.43)    (1.04)     (.32)
         Net realized gain on investments.....................     (.46)    (2.21)    (1.26)

              Total Distributions.............................    (1.89)    (3.25)    (1.58)
                                                                -------   -------   -------
NET ASSET VALUE, END OF PERIOD................................  $ 24.27   $ 31.02   $ 29.18
                                                                =======   =======   =======

TOTAL RETURN (%) (A)..........................................   (16.25)    18.20     15.75
RATIOS %/SUPPLEMENTAL DATA:
         Operating expense, to average net assets(b)..........     1.47      1.71      1.77
         Net investment income to average net assets(b).......     4.90      3.94      5.31
         Portfolio turnover ratio (%)(b)......................    42.58     49.40     51.75
         Net Assets, end of period ($000 omitted) ............      843       388       101



+   For the period November 4, 1996 (commencement of sale) to December 31, 1996.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended December 31, 1996 are annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


REAL ESTATE SECURITIES FUND:  CLASS S SHARES


                                                1998         1997        1996        1995        1994
                                              --------     --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF YEAR..........  $  30.86     $  29.19    $  23.51    $  22.53    $  22.76
                                              --------     --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (a).................      1.34         1.36        1.39        1.32        1.25
  Net realized and unrealized gain
     (loss) on investments..................     (6.13)        3.93        6.89        1.03         .40
                                              --------     --------    --------    --------    --------
      Total From Investment Operations......     (4.79)        5.29        8.28        2.35        1.65
                                              --------     --------    --------    --------    --------

LESS DISTRIBUTIONS:
  Net investment income.....................     (1.17)       (1.41)      (1.34)      (1.35)      (1.23)
  Net realized gain on investments..........      (.46)       (2.21)      (1.26)         --        (.65)
  Tax return of capital.....................        --           --          --        (.02)         --
                                              --------     --------    --------    --------    --------
      Total Distributions...................     (1.63)       (3.62)      (2.60)      (1.37)      (1.88)
                                              --------     --------    --------    --------    --------
NET ASSET VALUE, END OF YEAR................  $  24.44     $  30.86    $  29.19    $  23.51    $  22.53
                                              ========     ========    ========    ========    ========

TOTAL RETURN (%)............................    (15.94)        18.99       36.81       10.87        7.24
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, to average
     net assets.............................      1.05         1.02        1.04        1.04        1.05
  Net investment income to average
     net assets.............................      4.93         4.57        5.64        6.10        5.65
  Portfolio turnover........................     42.58        49.40       51.75       23.49       45.84
  Net assets, end of year ($000 omitted)....   576,326      615,483     445,619     290,990     209,208



(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

SHORT TERM BOND FUND - CLASS S SHARES


                                             1998       1997       1996      1995       1994
                                           --------   --------   --------  --------   --------
NET ASSET VALUE, BEGINNING OF
  YEAR.......................              $  18.35   $  18.36   $  18.55  $  17.98   $  18.99
                                           --------   --------   --------  --------   --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..                   .99       1.08       1.04      1.16       1.21
  Net realized and unrealized gain
    (loss) on investments....                   .11         --       (.19)      .59      (1.07)
                                           --------   --------   --------  --------   --------
      Total From Investment
        Operations...........                  1.10       1.08        .85      1.75        .14
                                           --------   --------   --------  --------   --------
LESS DISTRIBUTIONS:
  Net investment income......                  (.99)     (1.09)     (1.04)    (1.18)     (1.15)
                                           --------   --------   --------  --------   --------
NET ASSET VALUE, END OF YEAR.              $  18.46   $  18.35   $  18.36  $  18.55   $  17.98
                                           ========   ========   ========  ========   ========

TOTAL RETURN (%)(A)..........                  6.09       6.02       4.76      9.95        .82
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net
    assets (a)...............                   .66        .66        .70       .58        .19
  Net investment income to average
    net assets (a)...........                  5.37       5.70       5.70      6.41       6.52
  Portfolio turnover.........                129.85     213.14     264.40    269.31     233.75
  Net assets, end of year
    ($000 omitted)...........               260,539    229,470    222,983   183,577    144,030



(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

FIXED INCOME I FUND - CLASS I SHARES


                                             1998         1997         1996          1995         1994
                                           --------     --------     --------      --------     --------
NET ASSET VALUE, BEGINNING OF
  YEAR.......................              $  21.51     $  20.99     $  21.59      $  19.59     $  21.74
                                           --------     --------     --------      --------     --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(b)...                  1.32         1.37         1.38          1.42         1.46
  Net realized and unrealized gain
    (loss) on investments....                   .45          .54         (.62)         2.02        (2.06)
                                           --------     --------     --------      --------     --------
      Total From Investment
        Operations ..........                  1.77         1.91          .76          3.44         (.60)
                                           --------     --------     --------      --------     --------
LESS DISTRIBUTIONS:
  Net investment income......                 (1.31)       (1.39)       (1.36)        (1.44)       (1.44)
  Net realized gain on
    investments..............                  (.21)          --           --            --         (.11)
                                           --------     --------     --------      --------     --------
      Total Distributions....                 (1.52)       (1.39)       (1.36)        (1.44)       (1.55)
                                           --------     --------     --------      --------     --------
NET ASSET VALUE, END OF YEAR.              $  21.76     $  21.51     $  20.99      $  21.59     $  19.59
                                           ========     ========     ========      ========     ========

TOTAL RETURN (%)(a)..........                  8.37         9.42         3.75         18.03        (2.97)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average
    net assets (a)...........                   .39          .42          .42           .35          .10
  Net investment income to
    average net assets (a)...                  6.03         6.54         6.57          6.82         7.06
  Portfolio turnover.........                226.70       165.81       147.31        138.05       173.97
  Net assets, end of year ($000
    omitted).................               978,491      798,252      662,899       638,317      496,038


(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

FIXED INCOME III FUND - CLASS I SHARES

                                                                   1998         1997         1996          1995         1994
                                                                 --------     --------     --------      --------     --------
NET ASSET VALUE, BEGINNING OF YEAR...........................    $  10.42     $  10.17     $  10.34      $   9.37     $  10.44
                                                                 --------     --------     --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b).................................         .62          .63          .64           .67          .66
   Net realized and unrealized gain (loss) on  investments...         .08          .32         (.16)          .97        (1.07)
                                                                 --------     --------     --------      --------     --------
        Total From Investment Operations.....................         .70          .95          .48          1.64         (.41)
                                                                 --------     --------     --------      --------     --------
LESS DISTRIBUTIONS:
   Net investment income.....................................        (.62)        (.64)        (.65)         (.67)        (.66)
   Net realized gain on investments..........................        (.28)        (.06)          --            --           --
                                                                 --------     --------     --------      --------     --------
        Total Distributions..................................        (.90)        (.70)        (.65)         (.67)        (.66)
                                                                 --------     --------     --------      --------     --------
NET ASSET VALUE, END OF YEAR.................................    $  10.22     $  10.42     $  10.17      $  10.34     $   9.37
                                                                 ========     ========     ========      ========     ========

TOTAL RETURN (%).............................................        6.80         9.64         4.88         17.99        (3.89)
RATIOS (%)/SUPPLEMENTAL DATA:
   Operating expenses, net, to average net assets(a)                  .67          .70          .73           .61          .20
   Net investment income to average net assets(a)............        5.91         6.13         6.32          6.83         7.02
   Portfolio turnover .......................................      342.49       274.84       144.26        141.37       134.11
   Net assets, end of year ($000 omitted)....................     462,190      382,433      292,077       252,465      166,620


(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

                           MONEY MANAGER INFORMATION

     The money managers have no affiliations with the Funds or the Funds' service providers other than their management of Fund assets. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in FRIC, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.

                                 EQUITY I FUND

     Alliance Capital Management L.P., US Bank Place, 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322.

     Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105.

     Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022.

     INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309.

     Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

     Morgan Stanley Dean Witter Investment Management Inc., 1221 Avenue of the Americas, New York, NY 10020.

     Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308.

     Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, 21st Floor, New York, NY 10153.

     Suffolk Capital Management, Inc., 1633 Broadway, 40th Floor, New York, NY 10019.

     Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116.

                                EQUITY II FUND

     Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110.

     Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048.

     GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121.

     Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068.

     Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101.

     Wellington Management Company LLP, 75 State Street, Boston, MA 02109.

     Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO 80302.

                                EQUITY III FUND

     Equinox Capital Management, Inc., See: Equity I Fund.

     Trinity Investment Management Corporation, See: Equity I Fund.

     Westpeak Investment Advisors, L.P.,  See: Equity II Fund.

                                 EQUITY Q FUND

     Barclays Global Fund Advisors, See: Equity I Fund.

     Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104.

     J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 6th Floor, New York, NY 10036.

                              INTERNATIONAL FUND

     Delaware International Advisers Limited, 80 Cheapside, 3rd Floor, London EC2V6EE England.

     Fidelity Management Trust Company, 82 Devonshire Street, Boston, MA ,
02109.

     J.P. Morgan Investment Management, Inc., See: Equity Q Fund.

     Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004.

     Montgomery Asset Management, LLC, 101 California Street, San Francisco, CA 94111

     Oeschle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110.

     Sanford C. Bernstein & Co., Inc., See:  Equity I Fund.

     The Boston Company Asset Management, Inc., One Boston Place, 14th Floor Boston, MA 02108-4402.

                             EMERGING MARKETS FUND

     Genesis Asset Managers, Ltd., 21 Knights Bridge, London, SW1X 7LY England.

     J.P. Morgan Investment Management Inc., See: Equity Q Fund.

     Montgomery Asset Management LLC, See: International Fund.

                          REAL ESTATE SECURITIES FUND

     Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017.

     AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803.

                             SHORT TERM BOND FUND

     BlackRock Financial Management, 345 Park Ave., 29th Floor, New York, NY 10154.

     Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111.

     STW Fixed Income Management Ltd., 26 Victoria Street, 3rd Floor, P.O. Box 2910 Hamilton HM LX, Bermuda.

                              FIXED INCOME I FUND

     Lincoln Capital Management Company, See: Equity I Fund.

     Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

     Standish, Ayer & Wood, Inc., See: Short Term Bond Fund.

                             FIXED INCOME III FUND

     Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022.

     Pacific Investment Management Company, See: Fixed Income I Fund.

     Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.





     IN CONSIDERING INVESTMENT IN THE FUNDS, DO NOT RELY ON ANY INFORMATION UNLESS IT IS CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS HAVE NOT AUTHORIZED ANYONE TO ADD ANY INFORMATION OR TO MAKE ANY ADDITIONAL STATEMENTS ABOUT THE FUNDS. THE FUNDS MAY NOT BE AVAILABLE IN SOME JURISDICTIONS OR TO SOME PERSONS. THE FACT THAT YOU HAVE RECEIVED THIS PROSPECTUS SHOULD NOT, IN ITSELF, BE TREATED AS AN OFFER TO SELL FUND SHARES TO YOU. CHANGES IN THE AFFAIRS OF THE FUNDS OR IN THE FUNDS' MONEY MANAGERS MAY OCCUR AFTER THE DATE ON THE COVER PAGE OF THIS PROSPECTUS. THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED TO REFLECT ANY MATERIAL CHANGES TO THE INFORMATION IT CONTAINS.

For more information about the Funds, the             FRANK RUSSELL INVESTMENT
following documents are available without             COMPANY
charge:
                                                      Equity I Fund - Premier Class
ANNUAL/SEMIANNUAL REPORTS: Additional                 Equity II Fund - Premier Class
information about the Funds' investments              Equity III Fund - Premier Class
is available in the Funds' annual and semiannual      Equity Q Fund - Premier Class
reports to shareholders. In each Fund's annual        International Fund - Premier Class
report, you will find a discussion of the market      Emerging Markets Fund - Classes C, E, S
conditions and investment strategies that             Real Estate Securities Fund - Classes C, E, S
significantly affected the Fund's performance         Short Term Bond Fund - Classes C, E, S
during its last fiscal year.                          Fixed Income I Fund - Premier Class
                                                      Fixed Income III Fund - Premier Class

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this prospectus by reference. You may obtain free copies of the reports and the SAI, and may request other information, by contacting your Financial Intermediary or the Funds at:

       Frank Russell Investment Company
       909 A Street
       Tacoma, WA  98402
       Telephone:  1-800-787-7354
       Fax:  253-591-4395
       Internet: http://www.russell.com


You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can obtain copies of this information upon paying a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Reports and other information about the Funds are also available on the Commission's Internet website at http://www.sec.gov.

+++++++++++++++++++++
+INSTITUTIONAL FUNDS+
+++++++++++++++++++++


                                           FRANK RUSSELL INVESTMENT COMPANY

Institutional Funds

PROSPECTUS

EQUITY I FUND - CLASS E AND I SHARES

EQUITY II FUND - CLASS E AND 1 SHARES

EQUITY III FUND - CLASS E AND I SHARES

EQUITY G FUND - CLASS E AND I SHARES

INTERNATIONAL FUND - CLASS E AND I SHARES

EMERGING MARKETS FUND - CLASS C, E AND S SHARES

REAL ESTATE SECURITIES FUND - CLASS C, E AND S SHARES

SHORT TERM BOND FUND - CLASS C, E AND S SHARES

FIXED INCOME I FUND - CLASS E AND I SHARES

FIXED INCOME III FUND - CLASS E AND I SHARES


MAY 1, 1999


909 A. STREET, TACOMA, WA 98401 . 800-757-7354 - 253-627-7001

As with all mutual funds, the Securities and Exchange commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.
                                                                  [RUSSELL LOGO]

                               TABLE OF CONTENTS

Risk/Return Summary.........................................................   3
  Investment Objectives and Principal Investment Strategies.................   3
  Principal Risks...........................................................  13
  Performance...............................................................  18
  Fees and Expenses.........................................................  21
Summary Comparison of the Funds.............................................  24
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  25
Management of the Funds.....................................................  26
The Money Managers..........................................................  28
Portfolio Turnover..........................................................  28
Dividends and Distributions.................................................  29
Taxes.......................................................................  29
How Net Asset Value Is Determined...........................................  30
Distribution and Shareholder Servicing Arrangements.........................  31
How to Purchase Shares......................................................  31
Exchange Privilege..........................................................  33
How to Redeem Shares........................................................  34
Payment of Redemption Proceeds..............................................  35
Written Instructions........................................................  35
Account Policies............................................................  36
Financial Highlights........................................................  37
Money Manager Information...................................................  49

                              RISK/RETURN SUMMARY

           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Equity I Fund

  Investment Objective. To provide income and capital growth by investing principally in equity securities.

  Principal Investment Strategies. The Equity I Fund invests primarily in common stocks of medium and large capitalization companies most of which are US-based.

  The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

  . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector.

  Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and substyle and its performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more Frank Russell Investment Company (FRIC) money market Funds.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Equity II Fund

  Investment Objective. To maximize total return primarily through capital appreciation and assuming a higher level of volatility than Equity I Fund.

  Principal Investment Strategies. The Equity II Fund invests primarily in common stocks of small and medium capitalization companies most of which are US-based.

  The Fund's investments may include companies that have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 2000(R) Index.

  The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

  . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  A portion of a Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Equity III Fund

  Investment Objective. To achieve a high level of current income, while maintaining the potential for capital appreciation.

  Principal Investment Strategies. The Equity III Fund invests primarily in common stocks of medium and large capitalization companies, most of which are US-based.

  Because the Fund's investment objective is primarily to provide a high level of current income, the Fund generally pursues a value style of securities selection, emphasizing investments in common stocks of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment sub-styles. The Fund uses two principal investment sub-styles, intended to complement one another:

  . Yield Substyle -- emphasizes investments in equity securities with above-average yield relative to the market. Generally, these securities are issued by companies in the financial and utilities industries and, to a lesser extent, other industries.

  . Low Price/Earnings Ratio Substyle -- emphasizes investments in equity securities of companies that are considered undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors. From time to time, this substyle may also include investments in companies with above-average earnings growth prospects, if they appear to be undervalued in relation to their securities' historical price levels.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment substyle and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Equity Q Fund

  Investment Objective. To provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index.

  Principal Investment Strategies. The Equity Q Fund invests primarily in common stocks of medium and large capitalization companies which are predominately US-based.

  The Fund generally pursues a market-oriented style of security selection based on quantitative investment models. This style emphasizes investments in companies that appear to be undervalued relative to their growth prospects.

  The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these styles to complement one another. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  Each of the Fund's money managers use quantitative models to rank securities based upon their expected ability to outperform the total return of the Russell 1000(R) Index. Once a money manager has ranked the securities, it then selects the securities most likely to outperform and constructs, for its segment of the Fund, a portfolio that has risks similar to the Russell 1000(R) Index. Each money manager performs this process independently from each other money manager.

  The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion.

  The Fund's money managers typically use a variety of quantitative models, ranking securities within each model and on a composite basis using proprietary weighting formulas. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models, and price momentum models.

  Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

International Fund

  Investment Objective. To provide favorable total return and additional diversification for US investors.

  Principal Investment Strategies. The International Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

  The Fund's investments span most of the developed nations of the world (particularly Europe and the Far East) to maintain a high degree of diversification among countries and currencies. Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.

  The Fund may seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to "lock in" the US dollar price of a security that it plans to buy or sell. The Fund may not accurately predict currency movements.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

  . Market-oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector. A variation of this style maintains investments that replicate country and sector weightings of a broad international market index.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Emerging Markets Fund

  Investment Objective. To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  Principal Investment Strategies. The Emerging Markets Fund will primarily invest in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries. These companies are referred to as "Emerging Market Companies." For purposes of the Fund's operations, an "emerging market" country is a country having an economy and market that the World Bank or the United Nations consider to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia, and most countries located in Western Europe.

  The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers in at least three different emerging market countries.

  The Fund invests in common stocks of Emerging Market Companies and in depository receipts, which represent ownership of securities of non-US companies. The Fund may also invest in rights, warrants and convertible fixed-income securities. The Fund's securities are denominated primarily in foreign currencies and may be held outside the United States.

  Some emerging markets countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when it believes it is appropriate to do so, the Fund may invest in pooled investment vehicles, such as other investment companies, which enjoy broader or more efficient access to shares of Emerging Market Companies in certain countries.

  The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments (e.g., capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics). The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into repurchase agreements. Under those agreements a bank or broker dealer sells securities to the Fund, and agrees to repurchase the securities at the Fund's cost plus interest, ordinarily on the next business day.

  The Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time. This kind of agreement is known as a "forward commitment" or as a "when-issued" transaction.

  Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. A Fund will receive either cash or US government debt obligations as collateral.

  Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.

Real Estate Securities Fund

  Investment Objective. To generate a high level of total return through above average current income, while maintaining the potential for capital appreciation.

  Principal Investment Strategies. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

  The Fund invests primarily in securities of companies that own and/or manage properties, known as real estate investment trusts (REITs). REITs may be composed of anywhere from two to over 1,000 properties. The Fund may also invest in equity and debt securities of other types of real estate-related companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

  The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these styles to complement one another.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, property type and geographic weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash of US government debt obligations as collateral.

Short Term Bond Fund

  Investment Objective. The preservation of capital and the generation of current income consistent with preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  Principal Investment Strategies. The Short Term Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

  The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality.

  The average weighted duration of the Fund's portfolio typically ranges within 15% of the average weighted duration of the Merrill Lynch 1-2.99 Years Treasury Index, but may vary up to 50% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Merrill Lynch 1-2.99 Years Treasury Index.

  The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Fixed Income I Fund

  Investment Objective. To provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  Principal Investment Strategies. The Fixed Income I Fund invests primarily in investment grade fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

  The average weighted duration of the Fund's portfolio typically ranges within 10% of the average weighted duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of December 31, 1998, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. In seeking investments that will produce cash flow, the Fund's money managers also identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

  The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Fixed Income III Fund

  Investment Objective. To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios.

  Principal Investment Strategies. The Fixed Income III Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

  The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by a Fund money manager to be of comparable quality.

  The average weighted duration of the Fund's portfolio typically ranges within 10% of the average weighted duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of December 31, 1998, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

  The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                                PRINCIPAL RISKS

  An investment in the Funds, like any investment, has risks. The value of each Fund fluctuates, and you could lose money. The following table describes principal types of risks that the Funds are subject to and lists next to each description those Funds most likely to be affected by the risk. Other Funds that are not listed may hold portfolio investments that are subject to one or more of the risks, but will not do so in a way that is expected to principally affect the performance of the Fund as a whole. Please refer to the Funds' Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and investment practices employed.

  Risk Associated With:            Description               Relevant Fund
  ---------------------            -----------               -------------
 Multi-manager approach   The investment styles          All Funds
                          employed by a Fund's money
                          managers may not be
                          complementary. The interplay
                          of the various strategies
                          employed by a Fund's
                          multiple money managers may
                          result in the Fund's holding
                          a concentration of certain
                          types of securities. This
                          concentration may be
                          beneficial or detrimental to
                          the Fund's performance
                          depending upon the
                          performance of those
                          securities and the overall
                          economic environment. The
                          multiple manager approach
                          could result in a high level
                          of portfolio turnover,
                          resulting in higher Fund
                          brokerage expenses and
                          increased tax liability from
                          the Fund's realization of
                          capital gains.

 Equity securities        The value of equity            Equity I
                          securities will rise and       Equity II
                          fall in response to the        Equity III
                          activities of the company      Equity Q
                          that issued the stock,         International
                          general market conditions,     Emerging Markets
                          and/or economic conditions.    Real Estate Securities

  .  Value Stocks         Investments in value stocks    Equity I
                          are subject to risks that      Equity II
                          (i) their intrinsic values     Equity III
                          may never be realized by the   Equity Q
                          market or (ii) such stock      International
                          may turn out not to have
                          been undervalued.

  .  Growth Stocks        Growth company stocks may      Equity I
                          provide minimal dividends      Equity II
                          that can cushion stock         Equity Q
                          prices in a market decline.    International
                          The value of growth company
                          stocks may rise and fall
                          dramatically based, in part,
                          on investors' perceptions of
                          the company rather than on
                          fundamental analysis of the
                          stocks.

  Risk Associated With:               Description               Relevant Fund
  ---------------------               -----------               -------------
  . Market-Oriented       Market-oriented investments are      Equity I
    Investments           generally subject to the risks       Equity II
                          associated with growth and value     Equity Q
                          stocks.                              International
  . Securities of small   Investments in smaller companies     Equity II
    capitalization        may involve greater risks because
    companies             these companies generally have a
                          limited track record. Smaller
                          companies often have narrower
                          markets and more limited
                          managerial and financial resources
                          than larger, more established
                          companies. As a result, their
                          performance can be more volatile,
                          which could increase the
                          volatility of a Fund's portfolio.
 Fixed-income securities  Prices of fixed-income securities    Short Term Bond
                          rise and fall in response to         Fixed Income I
                          interest rate changes. Generally,    Fixed Income III
                          when interest rates rise, prices
                          of fixed-income securities fall.
                          The longer the duration of the
                          security, the more sensitive the
                          security is to this risk. A 1%
                          increase in interest rates would
                          reduce the value of a $100 note by
                          approximately one dollar if it had
                          a one year duration, but would
                          reduce its value by approximately
                          fifteen dollars if it had a 15
                          year duration. There is also a
                          risk that one or more of the
                          securities will be downgraded in
                          credit rating or go into default.
                          Lower-rated bonds generally have
                          higher credit risks.
  . Non-investment grade  Although lower rated debt            Short Term Bond
    fixed-income          securities generally offer a         Fixed Income III
    securities            higher yield than higher rated
                          debt securities, they involve
                          higher risks. They are especially
                          subject to:
                          . adverse changes in general
                            economic conditions and in the
                            industries in which their
                            issuers are engaged,
                          . changes in the financial
                            condition of their issuers, and
                          . price fluctuations in response
                            to changes in interest rates.
                          As a result, issuers of lower
                          rated debt securities are more
                          likely than other issuers to miss
                          principal and interest payments or
                          to default.

  Risk Associated With:               Description                 Relevant Fund
  ---------------------               -----------                 -------------
 International            A Fund's return and net asset        International
  securities              value may be significantly           Emerging Markets
                          affected by political or economic    Short Term Bond
                          conditions and regulatory            Fixed Income III
                          requirements in a particular
                          country. Foreign markets,
                          economies and political systems
                          may be less stable than US
                          markets, and changes in exchange
                          rates of foreign currencies can
                          affect the value of a Fund's
                          foreign assets. Foreign laws and
                          accounting standards typically are
                          not as strict as they are in the
                          US and there may be less public
                          information available about
                          foreign companies.
  . Non-U.S. debt         A Fund's foreign debt securities     Short Term Bond
    securities            are typically obligations of         Fixed Income III
                          sovereign governments. These
                          securities are particularly
                          subject to a risk of default from
                          political instability.
  . Emerging market       Investments in emerging or           Emerging Markets
    Countries             developing markets involve
                          exposure to economic structures
                          that are generally less diverse
                          and mature, and to political
                          systems which have less stability
                          than those of more developed
                          countries. Emerging market
                          securities are subject to currency
                          transfer restrictions and may
                          experience delays and disruptions
                          in securities settlement
                          procedures.
  . Instruments of US     Non-US corporations and banks        Short Term Bond
    and foreign banks     issuing dollar denominated           Fixed Income I
    and branches and      instruments in the US are not        Fixed Income III
    foreign               necessarily subject to the same
    corporations,         regulatory requirements that apply
    including Yankee      to US corporations and banks, such
    Bonds                 as accounting, auditing and
                          recordkeeping standards, the
                          public availability of information
                          and, for banks, reserve
                          requirements, loan limitations,
                          and examinations. This increases
                          the possibility that a non-US
                          corporation or bank may become
                          insolvent or otherwise unable to
                          fulfill its obligations on these
                          instruments.
 Derivatives (e.g.        If a Fund incorrectly forecasts      Short Term Bond
 futures contracts,       interest rates in using              Fixed Income I
 options on futures,      derivatives, the Fund could lose     Fixed Income III
 interest rate swaps)     money. Price movements of a
                          futures contract, option or
                          structured note may not be
                          identical to price movements of
                          portfolio securities or a
                          securities index resulting in the
                          risk that, when a Fund buys a
                          futures contract or option as a
                          hedge, the hedge may not be
                          completely effective.

  Risk Associated With:               Description                 Relevant Fund
  ---------------------               -----------                 -------------
 Real estate securities   Just as real estate values go up     Real Estate
                          and down, companies involved in      Securities
                          the industry, and in which a Fund
                          invests, also fluctuate. Such a
                          Fund is subject to the risks
                          associated with direct ownership
                          of real estate. Additional risks
                          include declines in the value of
                          real estate, changes in general
                          and local economic conditions,
                          increases in property taxes and
                          changes in tax laws and interest
                          rates. The value of securities of
                          companies that service the real
                          estate industry may also be
                          affected by such risks.
  . REITs                 REITs may be affected by changes     Real Estate
                          in the value of the underlying       Securities
                          properties owned by the REITs and
                          by the quality of any credit
                          extended. Moreover, the underlying
                          portfolios of REITs may not be
                          diversified, and therefore are
                          subject to the risk of financing a
                          single or a limited number of
                          projects. REITs are also dependent
                          upon management skills and are
                          subject to heavy cash flow
                          dependency, defaults by borrowers,
                          self-liquidation and the
                          possibility of failing either to
                          qualify for tax-free pass through
                          of income under federal tax laws
                          or to maintain their exemption
                          from certain Federal securities
                          laws.
 Municipal Obligations    Municipal obligations are affected   Fixed Income I
                          by economic, business or political   Fixed Income III
                          developments. These securities may   Short Term Bond
                          be subject to provisions of
                          litigation, bankruptcy and other
                          laws affecting the rights and
                          remedies of creditors, or may
                          become subject to future laws
                          extending the time for payment of
                          principal and/or interest, or
                          limiting the rights of
                          municipalities to levy taxes.
 Repurchase Agreements    Under a repurchase agreement, a      Emerging Markets
                          bank or broker sells securities to
                          a Fund and agrees to repurchase
                          them at the Fund's cost plus
                          interest. If the value of the
                          securities declines, and the bank
                          or broker defaults on its
                          repurchase obligation, the Fund
                          could incur a loss.
 Exposing Liquidity       By exposing its liquidity reserves   Equity I
  Reserves to Equity      to the equity market, a Fund's       Equity II
  Markets                 performance tends to correlate       Equity III
                          more closely to the performance of   Equity Q
                          the market as a whole. Although      International
                          this increases a Fund's              Emerging Markets
                          performance if equity markets        Real Estate
                          rise, it reduces a Fund's            Securities
                          performance if equity markets
                          decline.

  Risk Associated With:               Description                 Relevant Fund
  ---------------------               -----------                 -------------
 Securities Lending       If a borrower of a Fund's            All Funds
                          securities fails financially, the
                          Fund's recovery of the loaned
                          securities may be delayed or the
                          Fund may lose its rights to the
                          collateral.
 Year 2000
  . Year 2000 and         The Funds' operations depend on      All Funds
    Fund operations       the smooth functioning of their
                          service providers' computer
                          systems. The Funds and their
                          shareholders could be adversely
                          affected if those computer systems
                          do not properly process and
                          calculate date-related information
                          on or after January 1, 2000. Many
                          computer software systems in use
                          today cannot distinguish between
                          the year 2000 and the year 1900.
                          Although year 2000-related
                          computer problems could have a
                          negative effect on the Funds and
                          their shareholders, the Funds'
                          service providers have advised the
                          Funds that they are working to
                          avoid such problems. Because it is
                          the obligation of those service
                          providers to ensure the proper
                          functioning of their computer
                          systems, the Funds do not expect
                          to incur any material expense in
                          connection with year 2000
                          preparations.
  . Year 2000 and         The Funds and their shareholders     All Funds
    Fund portfolio        could be adversely affected if the
    investments           computer systems of the issuers in
                          which the Funds invest or those of
                          the service providers they depend
                          upon, do not properly process and
                          calculate date-related information
                          on or after January 1, 2000. If
                          such an event occurred, the value
                          of those issuer's securities could
                          be reduced.
  . Year 2000 and         A Fund that invests significantly    International
    Fund portfolio        in Non-US issuers may be exposed     Emerging Markets
    investments in        to a higher degree of risk from      Short Term Bond
    non-U.S. issuers      Year 2000 issues than other Funds.   Fixed Income III
                          It is generally believed that Non-
                          US governments and issuers are
                          less prepared for Year 2000
                          related contingencies than the US
                          government and US-based issuers,
                          which could result in a more
                          significant diminution in value of
                          non-US issuer's securities on or
                          after January 1, 2000.

  An investment in any of the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  PERFORMANCE

  The following bar charts illustrate the risks of investing in the Funds by showing how the performance of Class I shares of Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I and Fixed Income III Funds and of Class S shares of Emerging Markets, Real Estate Securities and Short Term Bond Funds varies from year to year over a 10 year period (or, if a Fund has not been in operation for 10 years, since the beginning of operations of such
Fund). The return for the other class of shares offered by this Prospectus will differ from the Class I or Class S returns shown in the bar chart, depending upon the fees and expenses of that class. The chart does not reflect any account maintenance fee or any fee that you may be required to pay upon redemption of the Fund's shares. Any such charge will reduce your return.

  Past performance is no indication of future results.

                           [BAR CHART APPEARS HERE]


                                                                                  Real        Short
                                                                   Emerging      Estate       Term
       Equity      Equity      Equity    Equity       Inter-       Markets     Securities     Bond         Fixed          Fixed
         I           II         III        Q         national      Class S       Class S     Class S         I             III
       -------     -------     -------   -------    ----------     --------    ----------    -------    -----------     --------
1989   30.79%      24.63%      28.07%    27.10%       24.06%                                  10.99%       13.35%
1990   -5.64%     -14.76%      -5.73%    -4.81%      -15.94%                    -15.92%        9.71%        8.60%
1991   31.22%      42.40%      27.86%    32.14%       13.47%                     37.08%       12.31%       16.01%
1992    9.02%      13.31%      12.30%     9.97%       -6.11%                     17.29%        2.74%        7.26%
1993   11.61%      16.70%      14.95%    13.80%       35.56%                     17.42%        6.98%       10.46%
1994    0.79%      -2.60%       1.16%     0.99%        5.38%        -5.83%        7.24%        0.82%       -2.97%        -3.89%
1995   35.94%      28.67%      35.96%    37.91%       10.71%        -8.21%       10.87%        9.95%       18.03%        17.99%
1996   23.58%      18.51%      20.90%    23.67%        7.98%        12.26%       36.81%        4.76%        3.75%         4.88%
1997   32.02%      28.66%      33.13%    33.07%        0.58%        -3.45%       18.99%        6.02%        9.42%         9.64%
1998   25.10%       0.70%      11.53%    25.98%       13.52%       -27.57%      -15.94%        6.09%        8.37%         6.80%
      -------     -------     -------   -------    ----------     --------    ----------      -------    ----------     --------

  During the period shown in the bar charts, each Fund had the following highest and lowest quarterly return:

                                                    Best            Worst
                                                   Quarter         Quarter
                                                -------------  ---------------
  Equity I..................................... 22.53% (4Q/98) (14.93)% (3Q/90)
  Equity II.................................... 21.20% (1Q/91) (22.61)% (3Q/90)
  Equity III................................... 16.54% (1Q/91) (15.28)% (3Q/90)
  Equity Q..................................... 23.00% (4Q/98) (14.37)% (3Q/90)
  International................................ 16.10% (4Q/98) (18.43)% (3Q/90)
  Emerging Markets............................. 22.69% (4Q/93) (21.64)% (3Q/98)
  Real Estate Securities....................... 24.69% (1Q/91) (14.24)% (3Q/90)
  Short Term Bond..............................  4.80% (2Q/89)  (0.72)% (1Q/94)
  Fixed Income I...............................  6.95% (2Q/89)  (2.75)% (1Q/94)
  Fixed Income III.............................  4.44% (4Q/95)  (3.12)% (1Q/94)

  The following table further illustrates the risks of investing in the Funds by showing how each Fund's average annual returns for 1, 5 and 10 years (or, if a Fund has not been in operation for 10 years, since the beginning of operations of such Fund) compare with the returns of certain indexes that measure broad market performance.

Average annual total returns*
 for the periods ended December 31, 1998

                                                                       Since
                                          1 Year  5 Years  10 Years Inception**
                                          ------  -------  -------- -----------
   Equity I Fund
   Class I...............................  25.10%  22.83%   18.61%       -- %
   Russell 1000(R) Index.................  27.02   23.37    19.03        --
   Equity II Fund
   Class I...............................   0.70   13.98    14.43        --
   Russell 2500(TM) Index................   0.38   14.13    14.61        --
   Equity III Fund
   Class I...............................  11.53   19.81    17.27        --
   Russell 1000(R) Value Index...........  15.63   20.86    17.39        --
   Equity Q Fund
   Class I...............................  25.98   23.62    19.17        --
   Russell 1000(R) Index.................  27.02   23.37    19.03        --
   International Fund
   Class I...............................  13.52    7.54     8.04        --
   MSCI EAFE Index.......................  20.33    9.51     5.86        --
   Emerging Markets Fund***
   Class E**............................. (27.61)  (7.47)     --       (0.65)
   Class S............................... (27.57)  (7.46)     --       (0.64)
   Extended Barings Emerging Markets
   IFC Investable Composite Index++...... (22.02) (10.14)     --        0.95
   Index................................. (18.76)  (6.30)     --        4.17

                                                                       Since
                                           1 Year  5 Years 10 Years Inception**
                                           ------  ------- -------- -----------
   Real Estate Securities Fund**
   Class E***............................  (16.25)   9.96     --       10.27
   Class S...............................  (15.94)  10.22     --       10.40
   NAREIT Equity REIT Index..............  (17.51)   9.80     --        9.90
   Short Term Bond Fund
   Class S...............................    6.09    5.49    6.98        --
   Merrill Lynch 1-2.99 Years Treasury
    Index................................    7.00    5.99    7.37        --
   Fixed Income I Fund
   Class I...............................    8.37    7.10    9.08        --
   Lehman Brothers Aggregate Bond Index..    8.69    7.27    9.26        --
   Fixed Income III Fund**
   Class I...............................    6.80    6.85     --        7.51
   Lehman Brothers Aggregate Bond Index..    8.69    7.27     --        7.45

---------------------

* No returns are shown for Class C Shares of the Real Estate Securities, Emerging Markets and Short Term Bond Funds or Class E Shares of Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I, Fixed Income III and Short Term Bond Funds because those shares were not issued during the periods shown. Had the Rule 12b-1 distribution fees and shareholder servicing fees for Class C Shares and the shareholder servicing fees for Class E Shares been reflected in the returns shown for Class I and Class S Shares, the returns shown would have been lower.

** The Emerging Markets Fund and the Fixed Income III Fund each commenced operations on January 29, 1993. For periods prior to April 1, 1995, performance results for those Funds do not reflect deduction of investment management fees. The Real Estate Securities Fund commenced operations on July 28, 1989.

*** The returns shown for Class E Shares of Real Estate Securities Fund reflects the deduction of Rule 12b-1 distribution fees from the commencement of that Fund's Class E operations on November 4, 1996 until May 18, 1998. Effective May 18, 1998, Class E Shares of that Fund are no longer subject to a Rule 12b-1 distribution fee, which reduced performance results prior to that date. Returns for periods prior to the Real Estate Securities Fund's and the Emerging Markets Fund's commencement of operations of its Class E Shares are those of the Fund's Class S Shares, and therefore, do not reflect deduction of shareholder services fees that apply to Class E Shares. The results shown have not been increased to reflect the effect of the elimination of this fee. For periods prior to April 1, 1995, performance results for each Fund other than the Real Estate Securities Fund do not reflect deduction of investment management fees.

++ Prior to April 1, 1999, the comparative index for the Emerging Markets Fund was the Extended Barings Emerging Markets Index. The Fund believes that the IFC Investable Composite Index better represents the universe of securities researched and purchased by emerging markets managers, more closely approximates the Fund's investment portfolio, and covers a much broader universe of securities within emerging markets.

30-Day Yields*

 for the period ended December 31, 1998

                                                                         Current
                                                                         -------
   Short Term Bond--Class S.............................................  4.89%
   Fixed Income I--Class I..............................................  5.48%
   Fixed Income III--Class I............................................  6.33%

---------------------

* No yields are shown for Class C Shares of Short Term Bond, or Class E Shares of each Fund, because those Shares were not issued during the period shown.

  To obtain current 30-day yield information, please call 1-800-787-7354.

                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                             Shareholder Fees

                (fees paid directly from your investment)

                                        Maximum Sales
                         Maximum Sales  Charge (Load)                                      Maximum
                             Charge      Imposed on      Maximum                           Account
                         (Load) Imposed  Reinvested   Deferred Sales Redemption Exchange Maintenance
                          on Purchases    Dividends   Charge (Load)     Fees      Fees      Fees*
                         -------------- ------------- -------------- ---------- -------- -----------
Each Fund
 (Class C)..............      None          None           None         None      None    12.50/yr
Each Fund
 (Class E)..............      None          None           None         None      None    12.50/yr
Each Fund
 (Class I)..............      None          None           None         None      None    12.50/yr
Each Fund
 (Class S)..............      None          None           None         None      None    12.50/yr

---------------------

* For the Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I and Fixed Income III Funds the annual account maintenance fee is imposed on accounts under $10,000. For the Emerging Markets, Real Estate Securities and Short Term Bond Funds the annual account maintenance fee is imposed on accounts under $5,000. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fee will be waived for: (i) accounts held by retirement plans representing multiple participants; (ii) accounts held by trustees, officers, employees, and certain third-party contractors of FRIC and its affiliates and their spouses and children; and (iii) classes of accounts for which maintenance costs are absorbed by a third-party. In addition, the fee will be waived for accounts established before January 1, 1999. For the Real Estate Securities, Emerging Markets and Short Term Bond Funds the fee will be waived for accounts established before July 1, 1998. Investors considering an investment of less than the amounts stated above may wish to consider investing in FRIC's LifePoints Funds, shareholder accounts of which are not subject to an account maintenance fee. For more information, see FRIC's LifePoints Funds prospectus.

  If you purchase any class of shares of certain Funds, you or your Financial Intermediary may pay an annual shareholder investment services fee directly to FRIMCo pursuant to a separate agreement with FRIMCo. The fee is calculated as a percentage of the amount you or your Financial Intermediary have invested in the Funds and may range from .00% to .40% of the amount invested.

 Annual Operating Expenses (expenses that are deducted from Fund assets) (% of net assets)

                                                 Other Expenses
                                                   (including
                                                 Administrative
                                                    Fees and      Total Annual
                          Advisory Distribution   Shareholder    Fund Operating
                            Fee+   (12b-1) Fees Servicing Fees)#  Expenses**#+
                          -------- ------------ ---------------- --------------
                                Class C Shares
 Emerging Markets Fund...  1.15%      0.75%          0.91%           2.81%
 Real Estate Securities
  Fund...................  0.80%      0.75%          0.55%           2.10%
 Short Term Bond Fund....  0.45%      0.75%          0.47%           1.67%
                                Class E Shares
 Equity I Fund...........  0.55%      0.00%          0.40%           0.95%
 Equity II Fund..........  0.70%      0.00%          0.48%           1.18%
 Equity III Fund.........  0.55%      0.00%          0.45%           1.00%
 Equity Q Fund...........  0.55%      0.00%          0.38%           0.93%
 International Fund......  0.70%      0.00%          0.56%           1.26%
 Emerging Markets Fund...  1.15%      0.00%          0.91%           2.06%
 Real Estate Securities
  Fund...................  0.80%      0.00%          0.55%           1.35%
 Short Term Bond Fund....  0.45%      0.00%          0.47%           0.92%
 Fixed Income I Fund.....  0.25%      0.00%          0.41%           0.66%
 Fixed Income III Fund...  0.50%      0.00%          0.46%           0.96%
                                Class I Shares
 Equity I Fund...........  0.55%      0.00%          0.15%           0.70%
 Equity II Fund..........  0.70%      0.00%          0.23%           0.93%
 Equity III Fund.........  0.55%      0.00%          0.20%           0.75%
 Equity Q Fund...........  0.55%      0.00%          0.13%           0.68%
 International Fund......  0.70%      0.00%          0.31%           1.01%
 Fixed Income I Fund.....  0.25%      0.00%          0.16%           0.41%
 Fixed Income III Fund...  0.50%      0.00%          0.21%           0.71%
                                Class S Shares
 Emerging Markets Fund...  1.15%      0.00%          0.66%           1.81%
 Real Estate Securities
  Fund...................  0.80%      0.00%          0.30%           1.10%
 Short Term Bond Fund....  0.45%      0.00%          0.22%           0.67%

---------------------

+ If you purchase any class of Shares of the Fund through a Financial
  Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your financial intermediary for information concerning what additional fees, if any, will be charged. Each Fund may also pay, in addition to the fee set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

# Annual Class E Shares operating expenses for the Equity I, Equity II, Equity
  III, Equity Q, International, Fixed Income I, Fixed Income III and Short Term Bond Funds, and annual Class C Shares operating expenses for the Emerging Markets, Real Estate Securities and Short Term Bond Funds, are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. "Other Expenses" for Class C and Class E Shares include a shareholder servicing fee of 0.25% of average daily net assets of the Funds' Class C Shares and Class E Shares, respectively. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single Management Agreement for which each Fund paid a single fee. Since then FRIMCo's advisory and administrative services are provided under a separate advisory agreement and administrative agreement which provide for the fees reflected in the table above.

** Pursuant to the rules of the National Association of Securities Dealers, Inc. (NASD), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Class C Shares of the Funds rather than on a per shareholder basis. Therefore, long-term shareholders of the Class C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

 Example

  This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year and that operating expenses remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The example does not reflect the deduction of an annual $12.50 account maintenance fee imposed on accounts with less than the required minimum balance. If it did, the expenses shown would be higher.

  Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
                                    Class C:
Emerging Markets Fund...........................  $281   $886   $1,553   $3,534
Real Estate Securities Fund.....................   210    662    1,160    2,641
Short Term Bond Fund............................   167    526      923    2,101
                                    Class E:
Equity I Fund...................................  $ 95   $299   $  525   $1,195
Equity II Fund..................................   118    372      652    1,484
Equity III Fund.................................   100    315      553    1,258
Equity Q Fund...................................    93    293      514    1,170
International Fund..............................   126    397      696    1,585
Emerging Markets Fund...........................   206    649    1,138    2,591
Real Estate Securities Fund.....................   135    426      746    1,698
Short Term Bond Fund............................    92    290      508    1,157
Fixed Income I Fund.............................    66    208      365      830
Fixed Income III Fund...........................    96    303      530    1,207
                                    Class I:
Equity I Fund...................................  $ 70   $221   $  387   $  880
Equity II Fund..................................    93    293      514    1,170
Equity III Fund.................................    75    236      414      943
Equity Q Fund...................................    68    214      376      855
International Fund..............................   101    318      558    1,270
Fixed Income I Fund.............................    41    129      227      516
Fixed Income III Fund...........................    71    224      392      893
                                    Class S:
Emerging Markets Fund...........................  $181   $571   $1,000   $2,277
Real Estate Securities Fund.....................   110    347      608    1,384
Short Term Bond Fund............................    67    211      370      843

                        SUMMARY COMPARISON OF THE FUNDS

                         Anticipated Maximum
                           Equity      Debt
          Fund            Exposure   Exposure                   Focus
          ----           ----------- --------                   -----
Equity I Fund...........   65-100%      35%   Income and capital growth
Equity II Fund..........   65-100%      35%   Maximum total return primarily through
                                               capital appreciation
Equity III Fund.........   65-100%      35%   Current income
Equity Q Fund...........      100%     -- %   Total return
International Fund......   65-100%      35%   Total return
Emerging Markets Fund...   65-100%      35%   Maximum total return primarily through
                                               capital appreciation
Real Estate Securities     65-100%      35%   Total return
 Fund...................
Short Term Bond Fund....     0-35%     100%   Preservation of capital
Fixed Income I Fund.....     0-35%     100%   Current income and diversification
Fixed Income III Fund...      -- %     100%   Maximum total return primarily through
                                               capital appreciation

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds are offered through certain bank trust departments, registered investment advisers, broker-dealers or other financial services organizations that have been selected by the Funds' adviser or distributor (Financial Intermediaries). The Funds are designed to provide a means for investors to use Frank Russell Investment Management Company's (FRIMCo) and Frank Russell Company's (Russell) "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Funds divide responsibility for corporate management and investment advice between FRIMCo and a number of different money managers.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  The Funds believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. The Funds believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes employing a multi-style, multi-manager approach.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. For this reason, no single manager has consistently outperformed the market over extended periods. Although performance cycles tend to repeat themselves, they do not do so predictably.

  The Funds believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within subsets or styles of specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. The Funds combine these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to the risk of any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

  The Funds conduct their business through a number of service providers, who act on behalf of the Funds. FRIMCo, the Funds' administrator and investment adviser, performs the Funds' day to day corporate management and oversees the Funds' money managers. Each of the Funds' money managers makes all investment decisions for the portion of the Fund assigned to it by FRIMCo. The Funds' custodian, State Street Bank, maintains custody of all of the Funds' assets. FRIMCo, in its capacity as the Funds' transfer agent, is responsible for maintaining the Funds' shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

                            MANAGEMENT OF THE FUNDS

  The Funds' investment adviser is FRIMCo, 909 A Street, Tacoma, Washington 98402. FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds and manages over $14 billion in more than 30 mutual fund portfolios. FRIMCo was established in 1982 to serve as the investment management arm of Russell.

  Russell, which acts as consultant to the Funds, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides the Funds and FRIMCo with the asset management consulting services that it provides to its other consulting clients. The Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual life insurance corporation headquartered in Milwaukee, Wisconsin. It leads the US in both individual life insurance sold annually and individual life insurance in force.

  FRIMCo recommends money managers to the Funds, allocates Fund assets among them, oversees them, and evaluates their results. FRIMCo also oversees the management of the Funds' liquidity reserves. The Funds' money managers select the individual portfolio securities for the assets assigned to them.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    June 1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, Tax Exempt Bond and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since June
    1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank
    Russell Australia. Mr. Burge, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Fixed Income I, Fixed Income III, Diversified Bond, Short Term Bond, Tax Exempt Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since April
    1994. Ms. Carter, jointly with another portfolio manager listed in this section, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager listed in this section, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Funds' liquidity portfolios on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . C. Nola Kulig, who has been a Portfolio Manager of FRIMCo since January
    1996. From 1994 to 1995, Ms. Kulig was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Kulig was Senior Research Analyst with Russell. Ms. Kulig, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Russell. Mr. Trittin, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  The aggregate annual rate of advisory and administrative fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Equity I Fund, 0.60%; Equity II Fund, 0.75%; Equity III Fund, 0.60%; Equity Q Fund, 0.60%; International Fund, 0.75%; Fixed Income I Fund, 0.30%; Fixed Income III Fund, 0.55%; Emerging Markets Fund, 1.20%; Real Estate Securities Fund, 0.85%; and Short Term Bond Fund, 0.50%. The fees for Emerging Markets and Real Estate Securities Funds may be higher than the fees charged by some mutual funds with similar objectives that use only a single money manager. Of these aggregate amounts 0.05% is attributable to administrative services. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single Management Agreement for which each Fund paid a single fee. Since then, FRIMCo's advisory and administrative services are provided under a separate advisory agreement and an administrative agreement. Each Fund may also pay, in addition to the aggregate fees set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

                               THE MONEY MANAGERS

  Each Fund allocates its assets among the money managers listed under "Money Manager Information" at the end of this Prospectus. FRIMCo, as the Funds' advisor, may change the allocation of a Fund's assets among money managers at any time. The Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits a Fund to engage or terminate a money manager at any time, subject to the approval by the Fund's Board of Trustees (Board), without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. The Funds select money managers based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in any Fund's selection or termination of a money manager.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies. Additionally, each manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each manager based on FRIMCo's assessment of the manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers' activities are subject to general oversight by the Board and the Funds' officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

                               PORTFOLIO TURNOVER

  The portfolio turnover rates for certain Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Funds' money managers makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another
Fund) is purchasing the same security. Also, when a Fund replaces a money manager the new money manager may significantly restructure the investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. When a Fund realizes capital gains upon selling portfolio securities, your tax liability increases. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and net short-term capital gains (if any), according to the following schedule:

DECLARED                  PAYABLE                             FUNDS
--------                  -------                             -----
Quarterly..  Mid: April, July, October and      Equity I, Equity II, Equity III,
              December                           Equity Q, Real Estate
                                                 Securities, Short Term Bond,
                                                 Fixed Income I and Fixed Income
                                                 III, Funds

Annually...  Mid-December                       International and Emerging
                                                 Markets Funds

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare a special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that the Fund pays them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Funds' Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions taxed as capital gains may be taxable at different rates depending on how long a Fund holds its assets.

  When you sell or exchange your shares of a Fund, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

  Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-US investors may be subject to US withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences in holding shares of a Fund.

  Any foreign taxes paid by a Fund on its investments may be passed through to its shareholders as foreign tax credits.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Equity I, Equity II, Equity III, Equity Q and Real Estate Securities Funds will generally qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax professional with respect to the applicability of these rules.

  By law, a Fund must withhold 31% of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

  THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each Class of each Fund on each business day on which shares are offered or redemption orders are tendered. For all Funds, a business day is one on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is not open on national holidays. All Funds determine net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION OF PORTFOLIO SECURITIES

  Securities held by the Funds are typically priced using market quotations or pricing services when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities. The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board. If you hold shares in a Fund, such as the International or Emerging Markets Funds, that holds portfolio securities that are listed primarily on foreign exchanges, the net asset value of the Fund's shares may change on a day when you will not be able to purchase or redeem Fund shares. This is because the value of those portfolio securities may change on weekends or other days when the Fund does not price its shares.

                          DISTRIBUTION AND SHAREHOLDER
                             SERVICING ARRANGEMENTS

  The Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I and Fixed Income III Funds offer multiple classes of shares: Class E shares and Class I Shares. The Emerging Markets, Real Estate Securities and Short Term Bond Funds offer multiples classes of shares: Class C shares, Class E shares and Class S shares.

    CLASS C SHARES participate in the Funds' Rule 12b-1 distribution plan and in the Funds' shareholder servicing plan. Under distribution plan, the Funds' Class C shares pay distribution fees of 0.75% annually for the sale and distribution of Class C shares. Under the shareholder servicing plan, the Funds' Class C shares pay shareholder servicing fees of 0.25% annually for services provided to Class C shareholders. Because both of these fees are paid out of the Funds' Class C share assets on an ongoing basis, over time these fees will increase the cost of an Class C share investment in the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

    CLASS E SHARES participate in the Funds' shareholder servicing plan. Under the shareholder servicing plan, the Funds' Class E shares pay daily fees equal to 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder servicing fees are paid out of the Funds' Class E share assets on an ongoing basis, and over time will increase the cost of your investment in the Funds.

    CLASS I SHARES do not participate in the Funds' shareholder services plan.

    CLASS S SHARES do not participate in the Funds' distribution plan or the Funds' shareholder services plan.

                             HOW TO PURCHASE SHARES

  Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at (800) RUSSEL4, (800-787-7354) for assistance in contacting an investment professional near you.

  MINIMUM INVESTMENT FOR EQUITY I, EQUITY II, EQUITY III, EQUITY Q, INTERNATIONAL, FIXED INCOME I AND FIXED INCOME III FUNDS. There is an aggregate $5 million minimum initial investment requirement for these Funds in combination with the other Funds described in this Prospectus and the Tax Exempt Bond, Equity T, Money Market, US Government Money Market, Tax Free Money Market Funds and the LifePoints Funds that are described in separate Prospectuses. The Funds are designed to be used as part of an allocated investment portfolio. You may be eligible to purchase shares of these Funds if you do not meet the required initial minimum investment. FRIMCo at its discretion may waive the initial minimum investment for some employee benefit plans and other plans or if the requirements are met for a combined purchase privilege, cumulative quantity discount or statement of intention. You should consult your Financial Intermediary for details. Trustees, officers, employees, and certain third-party contractors of FRIC and its affiliates and their spouses and children are not subject to any initial minimum investment requirement.

  MINIMUM INVESTMENT FOR EMERGING MARKETS, REAL ESTATE SECURITIES AND SHORT TERM BOND FUNDS. There is currently no required minimum investment in these Funds. The Funds are designed to be used as part of an allocated investment portfolio in combination with other FRIC Funds described in FRIC's Russell Funds Prospectus. Investment in these Funds will be applied toward any applicable required minimum initial investment with respect to other Funds.

  Financial Intermediaries may charge their customers a fee for providing investment-related services. Financial Intermediaries generally receive no compensation from the Funds or the Funds' service providers with respect to Class I Shares or Class S Shares of the Funds. Financial Intermediaries may receive shareholder servicing compensation from the Funds' Distributor with respect to Class C and Class E Shares of the Funds and distribution compensation with respect to Class C Shares of the Funds.

PAYING FOR SHARES

  You may purchase shares of the Funds through a Financial Intermediary on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after the Funds' receive your order in proper form (defined in the "Written Instructions" section), and accept the order.

  All purchases must be made in US dollars. Checks and other negotiable bank drafts must be drawn on US banks and made payable to "Frank Russell Investment Company." The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. You will be responsible for any resulting loss to the Funds. An overdraft charge may also be applied. Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

OFFERING DATES AND TIMES

  Orders must be received by the Funds prior to the close of the NYSE (currently 4:00 p.m. Eastern Time). Purchases can be made on any day when Fund shares are offered. Because Financial Intermedaries' processing time may vary, please ask your Financial Intermediary representative when your account will be credited.

ORDER AND PAYMENT PROCEDURES

  Generally, you must place purchase orders for Fund shares through a Financial Intermediary. You may pay for your purchase by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to your Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  You can pay for orders by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include your account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of your purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  You can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company.

AUTOMATED INVESTMENT PROGRAM

  You can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. You must make a separate transfer for each Fund in which you purchase shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                               EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Through your Financial Intermediary, you may exchange shares of any Fund you own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by FRIC through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares and, because Financial Intermediaries' processing time may vary, to find out when your account will be credited or debited. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange involves the redemption of shares, which is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request) at the next net asset value per share calculated after the Funds received the exchange request in good order.

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as the Funds' investment advisor, may, at its discretion, permit you to acquire Fund shares in exchange for securities you currently own. Any securities exchanged must: meet the investment objective, policies and limitations of the applicable Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have a market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. If you are contemplating an in-kind exchange you should consult your tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to the Funds and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                              HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed through your Financial Intermediary on any business day the Funds are open at the next net asset value per share calculated after the Funds' Transfer Agent receives an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure payment has been collected.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed through a Financial Intermediary and received by the Funds prior to the close of the NYSE (currently 4:00 p.m. Eastern Time). Because Financial Intermediaries' processing times may vary, please ask your Financial Intermediary representative when your account will be debited. Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

BY MAIL OR TELEPHONE

  You may redeem your shares by calling or writing to your Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The Funds offer a systematic withdrawal program which allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

ACCOUNTS IN STREET NAME

  Many brokers, employee benefit plans and bank trusts combine their client's Fund holdings in a single omnibus account with the Funds held in the brokers', plans', or bank trusts' own name or "street name." Therefore, if you hold Fund shares through a brokerage account, employee benefit plan or bank trust fund, the Funds may have records only of the omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Fund shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Fund shares are held in an omnibus account.

                         PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  When you redeem your shares, a check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after the Funds receive your redemption request. The Funds may charge a fee to cover the cost of sending a wire transfer for redemptions less than $1,000, and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to US commercial banks that are members of the Federal Reserve System.

                              WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must be in proper form. They must include:

  A description of the request
  The name of the Fund(s)
  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE                  REQUIREMENTS FOR WRITTEN REQUESTS
-------------------------------------------------------------------------------
  Individual, Joint Tenants,    Written instructions must be signed by each
  Tenants in Common             shareholder, exactly as the names appear in the
                                account registration.
-------------------------------------------------------------------------------
  UGMA or UTMA (custodial       Written instructions must be signed by the
  accounts for minors)          custodian in his/her capacity as it appears in
                                the account registration.
-------------------------------------------------------------------------------
  Corporation, Association      Written instructions must be signed by
                                authorized person(s), stating his/her capacity
                                as indicated by the corporate resolution to act
                                on the account. A copy of the corporate
                                resolution, certified within the past 90 days,
                                authorizing the signer to act.
-------------------------------------------------------------------------------
  Estate, Trust, Pension,       Written instructions must be signed by all
  Profit Sharing Plan           trustees. If the name of the trustee(s) does
                                not appear in the account registration, please
                                provide a copy of the trust document certified
                                within the last 60 days.
-------------------------------------------------------------------------------
  Joint tenancy shareholders    Written instructions must by signed by the
  whose co-tenants are          surviving tenant(s). A certified copy of the
  deceased                      death certificate must accompany the request.

SIGNATURE GUARANTEE

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Call your financial institution to see if it has the ability to guarantee a signature.

                                ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  If you purchase Fund shares as part of a program of services offered by a Financial Intermediary, you may be required to pay additional fees. You should contact your Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges.

                           FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years (or, if a Fund or Class has not been in operation for 5 years, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund share throughout each year or period ended December 31. The total returns in the table represent how much your investment in the Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request. No Class C Shares of the Emerging Markets, Real Estate Securities and Short Term Bond Funds were issued during the periods shown. No Class E Shares of the Equity I, Equity II, Equity III, Equity Q, International, Short Term Bond, Fixed Income I and Fixed Income III Funds were issued during the periods shown.

Equity I Fund--Class I Shares

                                  1998       1997      1996     1995     1994
                                ---------  ---------  -------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $   30.51  $   30.34  $ 28.00  $ 23.32  $ 24.91
                                ---------  ---------  -------  -------  -------
Income From Investment Opera-
 tions:
  Net investment income (b)...        .27        .34      .42      .52      .62
  Net realized and unrealized
   gain (loss) on
   investments................       7.10       8.89     5.96     7.71     (.41)
                                ---------  ---------  -------  -------  -------
    Total From Investment
     Operations...............       7.37       9.23     6.38     8.23      .21
                                ---------  ---------  -------  -------  -------
Less Distributions:
  Net investment income.......       (.27)      (.34)    (.42)    (.52)    (.62)
  Net realized gain on
   investments................      (2.44)     (8.72)   (3.62)   (3.03)   (1.18)
                                ---------  ---------  -------  -------  -------
    Total Distributions.......      (2.71)     (9.06)   (4.04)   (3.55)   (1.80)
                                ---------  ---------  -------  -------  -------
Net Asset Value, End of Year..  $   35.17  $   30.51  $ 30.34  $ 28.00  $ 23.32
                                =========  =========  =======  =======  =======
Total Return (%)(a)...........      25.10      32.02    23.58    35.94      .79
Ratios (%)/Supplemental Data:
  Operating expenses to
   average net assets (a).....        .70        .70      .71      .59      .12
  Net investment income to
   average net assets (a).....        .82        .96     1.38     1.91     2.52
  Portfolio turnover..........     100.68     110.75    99.51    92.04    75.02
  Net assets, end of year
   ($000 omitted).............  1,381,704  1,136,373  961,953  751,497  547,242

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Equity II Fund--Class I Shares

                                 1998      1997      1996      1995      1994
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $  32.96  $  30.05  $  28.88  $  25.00  $  26.58
                               --------  --------  --------  --------  --------
Income From Investment Opera-
 tions:
  Net investment income (b)..       .09       .11       .16       .27       .36
  Net realized and unrealized
   gain (loss) on
   investments...............       .04      8.11      4.96      6.80      (.86)
                               --------  --------  --------  --------  --------
    Total From Investment
     Operations..............       .13      8.22      5.12      7.07      (.50)
                               --------  --------  --------  --------  --------
Less Distributions:
  Net investment income......      (.10)     (.11)     (.16)     (.29)     (.31)
  Net realized gain on
   investments...............     (2.05)    (5.20)    (3.79)    (2.90)     (.77)
                               --------  --------  --------  --------  --------
    Total Distributions......     (2.15)    (5.31)    (3.95)    (3.19)    (1.08)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Year........................  $  30.94  $  32.96  $  30.05  $  28.88  $  25.00
                               ========  ========  ========  ========  ========
Total Return (%)(a)..........       .70     28.66     18.51     28.67     (2.60)
Ratios (%)/Supplemental Data:
  Operating expenses to
   average net assets (a)....       .91       .92       .95       .83       .23
  Net investment income to
   average net assets (a)....       .29       .35       .52       .97      1.46
  Portfolio turnover.........    128.87    103.00    120.78     89.31     58.04
  Net assets, end of year
   ($000 omitted)............   533,819   482,159   365,955   279,566   202,977

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Equity III Fund--Class I Shares

                                 1998      1997      1996      1995      1994
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $  29.80  $  29.68  $  29.11  $  24.18  $  27.05
                               --------  --------  --------  --------  --------
Income From Investment Opera-
 tions:
  Net investment income (b)..       .47       .60       .70       .82       .93
  Net realized and unrealized
   gain (loss) on
   investments...............      2.75      8.69      5.10      7.73      (.85)
                               --------  --------  --------  --------  --------
    Total From Investment
     Operations..............      3.22      9.29      5.80      8.55       .08
                               --------  --------  --------  --------  --------
Less Distributions:
  Net investment income......      (.47)     (.61)     (.71)     (.83)     (.91)
  Net realized gain on
   investments...............     (3.43)    (8.56)    (4.52)    (2.79)    (2.04)
                               --------  --------  --------  --------  --------
    Total Distributions......     (3.90)    (9.17)    (5.23)    (3.62)    (2.95)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Year........................  $  29.12  $  29.80  $  29.68  $  29.11  $  24.18
                               ========  ========  ========  ========  ========
Total Return (%)(a)..........     11.53     33.13     20.90     35.96      1.16
Ratios (%)/Supplemental Data:
  Operating expenses to
   average net assets (a)....       .74       .78       .79       .65       .17
  Net investment income to
   average net assets (a)....      1.54      1.77      2.23      2.90      3.39
  Portfolio turnover.........    135.53    128.86    100.78    103.40     85.92
  Net assets, end of year
   ($000 omitted)............   210,491   242,112   221,778   222,541   177,807

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Equity Q Fund--Class I Shares

                               1998       1997      1996      1995      1994
                            ----------  --------  --------  --------  --------
Net Asset Value, Beginning
 of Year................... $    35.90  $  32.94  $  30.40  $  24.43  $  26.03
                            ----------  --------  --------  --------  --------
Income From Investment Op-
 erations:
  Net investment income
   (b).....................        .32       .44       .58       .59       .69
Income
  Net realized and
   unrealized gain (loss)
   on investments..........       8.53     10.01      6.33      8.52      (.41)
                            ----------  --------  --------  --------  --------
    Total income from
     Investment
     Operations............       8.85     10.45      6.91      9.11       .28
                            ----------  --------  --------  --------  --------
Less Distributions:
  Net investment income....       (.32)     (.44)     (.59)     (.61)     (.69)
  Net realized gain on
   investments.............      (4.21)    (7.05)    (3.78)    (2.53)    (1.19)
                            ----------  --------  --------  --------  --------
    Total Distributions....      (4.53)    (7.49)    (4.37)    (3.14)    (1.88)
                            ----------  --------  --------  --------  --------
Net Asset Value, End of
 Year...................... $    40.22  $  35.90  $  32.94  $  30.40  $  24.43
                            ==========  ========  ========  ========  ========
Total Return (%)(a)........      25.98     33.07     23.67     37.91       .99
  Operating expenses to
   average net assets (a)..        .69       .68       .71       .58       .11
  Net investment income to
   average net assets (a)..        .85      1.17      1.80      2.07      2.74
  Portfolio turnover.......      74.56     94.89     74.59     74.00     45.87
  Net assets, end of year
   ($000 omitted)..........  1,175,900   987,760   818,281   620,259   430,661

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

International Fund--Class I Shares

                                   1998      1997     1996     1995     1994
                                 ---------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year........................... $   34.60  $ 37.39  $ 36.26  $ 34.28  $ 37.34
                                 ---------  -------  -------  -------  -------
Income From Investment Opera-
 tions:
  Net investment income (b).....       .52      .46      .44      .48      .61
  Net realized and unrealized
   gain (loss) on investments...      4.10     (.28)    2.41     3.16      .65
                                 ---------  -------  -------  -------  -------
    Total Income From Investment
     Operations.................      4.62      .18     2.85     3.64     1.26
                                 ---------  -------  -------  -------  -------
Less Distributions:
  Net investment income.........      (.59)    (.55)    (.35)    (.72)    (.36)
  Net realized gain on
   investments..................      (.60)   (2.42)   (1.37)    (.94)   (3.96)
                                 ---------  -------  -------  -------  -------
    Total Distributions.........     (1.19)   (2.97)   (1.72)   (1.66)   (4.32)
                                 ---------  -------  -------  -------  -------
Net Asset Value, End of Year.... $   38.03  $ 34.60  $ 37.39  $ 36.26  $ 34.28
                                 =========  =======  =======  =======  =======
Total Return (%)(a).............     13.52      .58     7.98    10.71     5.38
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average net assets (a).......       .98     1.00     1.04      .88      .32
  Operating expenses, gross, to
   average net
   assets (a)...................       .98     1.00     1.05      .89      .34
  Net investment income to
   average net assets (a).......      1.38     1.14     1.20     1.41     1.63
  Portfolio turnover............     64.47    79.45    42.69    36.78    71.09
  Net assets, end of year ($000
   omitted)..................... 1,013,679  972,735  944,380  796,777  674,180

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%. In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic market.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Emerging Markets Fund--Class E Shares

                                                                          1998
                                                                          -----
Net Asset Value Beginning of Period...................................... $7.37
                                                                          -----
Income From Investment Operations:
  Net investment income (c)..............................................  (.02)
  Net realized and unrealized gain (loss) on investments.................  1.13
                                                                          -----
    Total Income From Investment Operations..............................  1.11
                                                                          -----
Net Asset Value, End of Period........................................... $8.48
                                                                          =====
Total Return (%)(a)...................................................... 15.06
Ratios(%)/Supplemental Data:
  Operating expenses, to average net assets (b)..........................   --
  Net investment income to average net assets (b)........................   --
  Portfolio turnover..................................................... 59.35
  Net Assets, end of year ($000 omitted).................................    39

---------------------

 + For the period September 22, 1998 (commencement of operations) to December
   31, 1998.

(a) Period less than one year are annualized.

(b) The ratios are not meaningful due to the Funds' short period of operations.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Emerging Markets Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 11.79  $ 12.35  $ 11.16  $ 12.25  $ 13.90
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (b).......      .12      .14      .10      .11      .15
  Net realized and unrealized gain
   (loss) on investments..........    (3.35)    (.56)    1.26    (1.12)   (1.24)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    (3.23)    (.42)    1.36    (1.01)   (1.09)
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........     (.08)    (.14)    (.17)    (.05)    (.20)
  Net realized gain on
   investments....................      --       --       --      (.03)    (.36)
                                    -------  -------  -------  -------  -------
    Total Distributions...........     (.08)    (.14)    (.17)    (.08)    (.56)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $  8.48  $ 11.79  $ 12.35  $ 11.16  $ 12.25
                                    =======  =======  =======  =======  =======
Total Return (%)(a)...............   (27.57)   (3.45)   12.26    (8.21)   (5.83)
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average net assets (a).........     1.75     1.64     1.71     1.75      .80
  Operating expenses, gross, to
   average net assets (a).........     1.75     1.64     1.72     1.80      .83
  Net investment income to average
   net assets (a).................     1.20      .87      .77      .88     1.10
  Portfolio turnover..............    59.35    50.60    34.62    71.16    57.47
  Net assets, end of year ($000
   omitted).......................  294,349  333,052  271,490  172,673  127,271

---------------------

(a) For periods prior to April 1, 1995, fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%. In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Real Estate Securities Fund--Class E Shares

                                                         1998    1997   1996+
                                                        ------  ------  ------
Net Asset Value Beginning of Year...................... $31.02  $29.18  $26.67
                                                        ------  ------  ------
Income From Investment Operations:
  Net investment income (c)............................   1.26    1.14     .24
  Net realized and unrealized gain (loss) on
   investments.........................................  (6.12)   3.95    3.85
                                                        ------  ------  ------
    Total Income From Investment Operations............  (4.86)   5.09    4.09
                                                        ------  ------  ------
Less Distributions:
  Net investment income................................  (1.43)  (1.04)   (.32)
  Net realized gain on investments.....................   (.46)  (2.21)  (1.26)
    Total Distributions................................  (1.89)  (3.25)  (1.58)
                                                        ------  ------  ------
Net Asset Value, End of Period......................... $24.27  $31.02  $29.18
                                                        ======  ======  ======
Total Return (%)(a).................................... (16.25)  18.20   15.75
Ratios%/Supplemental Data:
  Operating expense, to average net assets (b).........   1.47    1.71    1.77
  Net investment income to average net assets (b)......   4.90    3.94    5.31
  Portfolio turnover ratio (%)(b)......................  42.58   49.40   51.75
  Net Assets, end of period ($000 omitted).............    843     388     101

---------------------

 + For the period November 4, 1996 (commencement of sale) to December 31, 1996.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended December 31, 1996 are annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Real Estate Securities Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 30.86  $ 29.19  $ 23.51  $ 22.53  $ 22.76
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (a).......     1.34     1.36     1.39     1.32     1.25
  Net realized and unrealized gain
   (loss) on investments..........    (6.13)    3.93     6.89     1.03      .40
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    (4.79)    5.29     8.28     2.35     1.65
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........    (1.17)   (1.41)   (1.34)   (1.35)   (1.23)
  Net realized gain on
   investments....................     (.46)   (2.21)   (1.26)     --      (.65)
  Tax return of capital...........      --       --       --      (.02)     --
                                    -------  -------  -------  -------  -------
    Total Distributions...........    (1.63)   (3.62)   (2.60)   (1.37)   (1.88)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 24.44  $ 30.86  $ 29.19  $ 23.51  $ 22.53
                                    =======  =======  =======  =======  =======
Total Return (%)..................   (15.94)   18.99    36.81    10.87     7.24
Ratios (%)/Supplemental Data:
  Operating expenses, to average
   net assets.....................     1.05     1.02     1.04     1.04     1.05
  Net investment income to average
   net assets.....................     4.93     4.57     5.64     6.10     5.65
  Portfolio turnover..............    42.58    49.40    51.75    23.49    45.84
  Net assets, end of year ($000
   omitted).......................  576,326  615,483  445,619  290,990  209,208

---------------------

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Short Term Bond Fund--Class S Shares

                                 1998      1997      1996      1995      1994
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $  18.35  $  18.36  $  18.55  $  17.98  $  18.99
                               --------  --------  --------  --------  --------
Income from Investment Opera-
 tions:
  Net investment income (b)..       .99      1.08      1.04      1.16      1.21
  Net realized and unrealized
   gain (loss) on
   investments...............       .11       --       (.19)      .59     (1.07)
                               --------  --------  --------  --------  --------
    Total From Investment
     Operations..............      1.10      1.08       .85      1.75       .14
                               --------  --------  --------  --------  --------
Less Distributions:
  Net investment income......      (.99)    (1.09)    (1.04)    (1.18)    (1.15)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Year........................  $  18.46  $  18.35  $  18.36  $  18.55  $  17.98
                               ========  ========  ========  ========  ========
Total Return (%)(a)..........      6.09      6.02      4.76      9.95       .82
Ratios (%)/Supplemental Data:
  Operating expenses to
   average net assets (a)....       .66       .66       .70       .58       .19
  Net investment income to
   average net assets (a)....      5.37      5.70      5.70      6.41      6.52
  Portfolio turnover.........    129.85    213.14    264.40    269.31    233.75
  Net assets, end of year
   ($000 omitted)............   260,539   229,470   222,983   183,577   144,030

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Fixed Income I Fund--Class I Shares

                                 1998      1997      1996      1995      1994
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $  21.51  $  20.99  $  21.59  $  19.59  $  21.74
                               --------  --------  --------  --------  --------
Income From Investment Opera-
 tions:
  Net investment income (b)..      1.32      1.37      1.38      1.42      1.46
  Net realized and unrealized
   gain (loss) on
   investments...............       .45       .54      (.62)     2.02     (2.06)
                               --------  --------  --------  --------  --------
    Total From Investment
     Operations..............      1.77      1.91       .76      3.44      (.60)
                               --------  --------  --------  --------  --------
Less Distributions:
  Net investment income......     (1.31)    (1.39)    (1.36)    (1.44)    (1.44)
  Net realized gain on
   investments...............      (.21)      --        --        --       (.11)
                               --------  --------  --------  --------  --------
    Total Distributions......     (1.52)    (1.39)    (1.36)    (1.44)    (1.55)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Year........................  $  21.76  $  21.51  $  20.99  $  21.59  $  19.59
                               ========  ========  ========  ========  ========
Total Return (%)(a)..........      8.37      9.42      3.75     18.03     (2.97)
Ratios (%)/Supplemental Data:
  Operating expenses to
   average net assets (a)....       .39       .42       .42       .35       .10
  Net investment income to
   average net assets (a)....      6.03      6.54      6.57      6.82      7.06
  Portfolio turnover.........    226.70    165.81    147.31    138.05    173.97
  Net assets, end of year
   ($000 omitted)............   978,491   798,252   662,899   638,317   496,038

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Fixed Income III Fund--Class I Shares

                                 1998      1997      1996      1995      1994
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $  10.42  $  10.17  $  10.34  $   9.37  $  10.44
                               --------  --------  --------  --------  --------
Income From Investment Opera-
 tions:
  Net investment income (b)..       .62       .63       .64       .67       .66
  Net realized and unrealized
   gain (loss) on
   investments...............       .08       .32      (.16)      .97     (1.07)
                               --------  --------  --------  --------  --------
    Total From Investment
     Operations..............       .70       .95       .48      1.64      (.41)
                               --------  --------  --------  --------  --------
Less Distributions:
  Net investment income......      (.62)     (.64)     (.65)     (.67)     (.66)
  Net realized gain on
   investments...............      (.28)     (.06)      --        --        --
    Total Distributions......      (.90)     (.70)     (.65)     (.67)     (.66)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Year........................  $  10.22  $  10.42  $  10.17  $  10.34  $   9.37
                               ========  ========  ========  ========  ========
Total Return (%).............      6.80      9.64      4.88     17.99     (3.89)
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average net assets (a)....       .67       .70       .73       .61       .20
  Net investment income to
   average net assets (a)....      5.91      6.13      6.32      6.83      7.02
  Portfolio turnover.........    342.49    274.84    144.26    141.37    134.11
  Net assets, end of year
   ($000 omitted)............   462,190   382,433   292,077   252,465   166,620

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

                           MONEY MANAGER INFORMATION

  The money managers have no affiliations with the Funds or the Funds' service providers other than their management of Fund assets. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in FRIC, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.

                                 EQUITY I FUND

  Alliance Capital Management L.P., US Bank Place, 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322.

  Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

  Morgan Stanley Dean Witter Investment Management Inc., 1221 Avenue of the Americas, New York, NY 10020.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, 21st Floor, New York, NY 10153.

  Suffolk Capital Management, Inc., 1633 Broadway, 40th Floor, New York, NY
10019.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116.

                                EQUITY II FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA
92121.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109.

  Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO 80302.

                                EQUITY III FUND

  Equinox Capital Management, Inc., See: Equity I Fund.

  Trinity Investment Management Corporation, See: Equity I Fund.

  Westpeak Investment Advisors, L.P., See: Equity II Fund.

                                 EQUITY Q FUND

  Barclays Global Fund Advisors, See: Equity I Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 6th Floor, New York, NY 10036.

                               INTERNATIONAL FUND

  Delaware International Advisers Limited, 80 Cheapsdie, 3rd Floor, London EC2V6EE England.

  Fidelity Management Trust Company, 82 Devonshire Street, Boston, MA 02109

  J.P. Morgan Investment Management, Inc., See: Equity Q Fund.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004.

  Montgomery Asset Management, LLC, 101 California Street, San Francisco, CA
94111

  Oeschle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110.

  Sanford C. Bernstein & Co., Inc., See: Equity I Fund.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor Boston, MA 02108-4402.

                           EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd., 21 Knights Bridge, London, SW1X 7LY England.

  J.P. Morgan Investment Management Inc., See: Equity Q Fund.

  Montgomery Asset Management LLC, See: International Fund.

                        REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803.

                           SHORT TERM BOND FUND

  BlackRock Financial Management, 345 Park Ave., 29th Floor, New York, NY
10154.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111.

  STW Fixed Income Management Ltd., 26 Victoria Street, 3rd Floor, P.O. Box 2910, Hamilton HM LX, Bermuda.

                              FIXED INCOME I FUND

  Lincoln Capital Management Company, See: Equity I Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

  Standish, Ayer & Wood, Inc., See: Short Term Bond Fund.

                             FIXED INCOME III FUND

  Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022.

  Pacific Investment Management Company, See: Fixed Income I Fund.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  IN CONSIDERING INVESTMENT IN THE FUNDS, DO NOT RELY ON ANY INFORMATION UNLESS IT IS CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS HAVE NOT AUTHORIZED ANYONE TO ADD ANY INFORMATION OR TO MAKE ANY ADDITIONAL STATEMENTS ABOUT THE FUNDS. THE FUNDS MAY NOT BE AVAILABLE IN SOME JURISDICTIONS OR TO SOME PERSONS. THE FACT THAT YOU HAVE RECEIVED THIS PROSPECTUS SHOULD NOT, IN ITSELF, BE TREATED AS AN OFFER TO SELL FUND SHARES TO YOU. CHANGES IN THE AFFAIRS OF THE FUNDS OR IN THE FUNDS' MONEY MANAGERS MAY OCCUR AFTER THE DATE ON THE COVER PAGE OF THIS PROSPECTUS. THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED TO REFLECT ANY MATERIAL CHANGES TO THE INFORMATION IT CONTAINS.

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the reports and the SAI, and may request other information, by contacting your Financial Intermediary or the Funds at:

     Frank Russell Investment Company
     909 A Street
     Tacoma, WA 98402
     800-787-7354
     Fax: 253-591-3495
     www.russell.com

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can obtain copies of this information upon paying a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Reports and other information about the Funds are also available on the Commission's Internet website at http://www.sec.gov.

FRANK RUSSELL INVESTMENT COMPANY

Equity I Fund - Classes E, I
Equity II Fund - Classes E, I
Equity III Fund - Classes E, I
Equity Q Fund - Classes E, I
International Fund - Classes E, I
Emerging Markets Fund - Classes C, E, S
Real Estate Securities Fund - Classes C, E, S
Short Term Bond Fund - Classes C, E, S
Fixed Income I Fund - Classes E, I
Fixed Income III Fund - Classes E, I

                                    Distributor: Russell Fund Distributors, Inc.
[LOGO OF RUSSELL APPEARS HERE]                             SEC File No. 811-3153
                                                                36-08-057 (5/99)

+++++++++++++++++++++
+INSTITUTIONAL FUNDS+
+++++++++++++++++++++


                                           FRANK RUSSELL INVESTMENT COMPANY

Institutional Funds

PROSPECTUS

EQUITY I FUND - CLASS Y SHARES

EQUITY II FUND - CLASS Y SHARES

EQUITY III FUND - CLASS Y SHARES

EQUITY Q FUND - CLASS Y SHARES

INTERNATIONAL FUND - CLASS Y SHARES

EMERGING MARKETS FUND - CLASS S SHARES

REAL ESTATE SECURITIES FUND - CLASS S SHARES

SHORT TERM BOND FUND - CLASS S SHARES

FIXED INCOME I FUND - CLASS Y SHARES

FIXED INCOME II FUND - CLASS Y SHARES

FIXED INCOME III FUND - CLASS Y SHARES


MAY 1, 1999


909 A STREET, TACOMA, WA 98402  .  800-787-7354  .  253-627-7001

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.
                                                                  [RUSSELL LOGO]

                               TABLE OF CONTENTS

Risk/Return Summary
  Investment Objectives and Principal Investment Strategies.................   3
  Principal Risks...........................................................  13
  Performance...............................................................  18
  Fees and Expenses.........................................................  20
Summary Comparison of the Funds.............................................  22
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  22
Investment Objectives, Principal Strategies and Risks.......................
Management of the Funds.....................................................  24
The Money Managers..........................................................  25
Portfolio Turnover..........................................................  26
Dividends and Distributions.................................................  26
Taxes.......................................................................  27
How Net Asset Value Is Determined...........................................  28
How to Purchase Shares......................................................  28
Exchange Privilege..........................................................  30
How to Redeem Shares........................................................  31
Payment of Redemption Proceeds..............................................  32
Written Instructions........................................................  32
Account Policies............................................................  33
Financial Highlights........................................................  34
Money Manager Information...................................................  44

                           RISK/RETURN SUMMARY

         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Equity I Fund

  Investment Objective. To provide income and capital growth by investing principally in equity securities.

  Principal Investment Strategies. The Equity I Fund invests primarily in common stocks of medium and large capitalization companies most which are US-based.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

  . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector.

  Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and substyle and its performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more Frank Russell Investment Company (FRIC) money market Funds.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Equity II Fund

  Investment Objective. To maximize total return primarily through capital appreciation and assuming a higher level of volatility than Equity I Fund.

  Principal Investment Strategies. The Equity II Fund invests primarily in common stocks of small and medium capitalization companies most of which are US-based.

  The Fund's investments may include companies that have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 2000(R) Index.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

  . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  A portion of a Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Equity III Fund

  Investment Objective. To achieve a high level of current income, while maintaining the potential for capital appreciation.

  Principal Investment Strategies. The Equity III Fund invests primarily in common stocks of medium and large capitalization companies, most of which are US-based.

  Because the Fund's investment objective is primarily to provide a high level of current income, the Fund generally pursues a value style of securities selection, emphasizing investments in common stocks of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment sub-styles. The Fund uses two principal investment sub-styles, intended to complement one another:

  . Yield Substyle emphasizes investments in equity securities with above-average yield relative to the market. Generally, these securities are issued by companies in the financial and utilities industries and, to a lesser extent, other industries.

  . Low Price/Earnings Ratio Substyle emphasizes investments in equity securities of companies that are considered undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors. From time to time, this substyle may also include investments in companies with above-average earnings growth prospects, if they appear to be undervalued in relation to their securities' historical price levels.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment substyle and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Equity Q Fund

  Investment Objective. To provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index.

  Principal Investment Strategies. The Equity Q Fund invests primarily in common stocks of medium and large capitalization companies which are predominately US-based.

  The Fund generally pursues a market-oriented style of security selection based on quantitative investment models. This style emphasizes investments in companies that appear to be undervalued relative to their growth prospects.

  The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these styles to complement one another. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  Each of the Fund's money managers use quantitative models to rank securities based upon their expected ability to outperform the total return of the Russell 1000(R) Index. Once a money manager has ranked the securities, it then selects the securities most likely to outperform and constructs, for its segment of the Fund, a portfolio that has risks similar to the Russell 1000(R) Index. Each money manager performs this process independently from each other money manager.

  The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion.

  The Fund's money managers typically use a variety of quantitative models, ranking securities within each model and on a composite basis using proprietary weighting formulas. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models, and price momentum models.

  Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

International Fund

  Investment Objective. To provide favorable total return and additional diversification for US investors.

  Principal Investment Strategies. The International Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

  The Fund's investments span most of the developed nations of the world (particularly Europe and the Far East) to maintain a high degree of diversification among countries and currencies. Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.

  The Fund may seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to "lock in" the US dollar price of a security that it plans to buy or sell. The Fund may not accurately predict currency movements.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

  . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector. A variation of this style maintains investments that replicate country and sector weightings of a broad international market index.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Emerging Markets Fund

  Investment Objective. To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  Principal Investment Strategies. The Emerging Markets Fund will primarily invest in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries. These companies are referred to as "Emerging Market Companies." For purposes of the Fund's operations, an "emerging market" country is a country having an economy and market that the

World Bank or the United Nations consider to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia, and most countries located in Western Europe.

  The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers in at least three different emerging market countries.

The Fund invests in common stocks of Emerging Market Companies and in depository receipts, which represent ownership of securities of non-US companies. The Fund may also invest in rights, warrants and convertible fixed-income securities. The Fund's securities are denominated primarily in foreign currencies and may be held outside the United States.

  Some emerging markets countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when it believes it is appropriate to do so, the Fund may invest in pooled investment vehicles, such as other investment companies, which enjoy broader or more efficient access to shares of Emerging Market Companies in certain countries.

  The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments (e.g., capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics). The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into repurchase agreements. Under those agreements a bank or broker dealer sells securities to the Fund, and agrees to repurchase the securities at the Fund's cost plus interest, ordinarily on the next business day.

  The Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time. This kind of agreement is known as a "forward commitment" or as a "when-issued" transaction.

  Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. A Fund will receive either cash or US government debt obligations as collateral.

  Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.

Real Estate Securities Fund

  Investment Objective. To generate a high level of total return through above average current income, while maintaining the potential for capital appreciation.

  Principal Investment Strategies. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

  The Fund invests primarily in securities of companies that own and/or manage properties, known as real estate investment trusts (REITs). REITs may be composed of anywhere from two to over 1,000 properties. The Fund may also invest in equity and debt securities of other types of real estate-related companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

  The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these styles to complement one another.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, property type and geographic weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash of US government debt obligations as collateral.

Short Term Bond Fund

  Investment Objective. The preservation of capital and the generation of current income consistent with preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  Principal Investment Strategies. The Short Term Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

  The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality.

  The average weighted duration of the Fund's portfolio typically ranges within 15% of the average weighted duration of the Merrill Lynch 1-2.99 Years Treasury Index, but may vary up to 50% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Merrill Lynch 1-2.99 Years Treasury Index.

  The Fund employs multiple money managers, each with its oen expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Fixed Income I Fund

  Investment Objective. To provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  Principal Investment Strategies. The Fixed Income I Fund invests primarily in investment grade fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

  The average weighted duration of the Fund's portfolio typically ranges within 10% of the average weighted duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of December 31, 1998, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. In seeking investments that will produce cash flow, the Fund's money managers also identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

  The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Fixed Income III Fund

  Investment Objective. To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios.

  Principal Investment Strategies. The Fixed Income III Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

  The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by a Fund money manager to be of comparable quality.

  The average weighted duration of the Fund's portfolio typically ranges within 10% of the average weighted duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of Deceember 31, 1998, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

  The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                                PRINCIPAL RISKS

  An investment in the Funds, like any investment, has risks. The value of each Fund fluctuates, and you could lose money. The following table describes principal types of risks that the Funds are subject to and lists next to each description those Funds most likely to be affected by the risk. Other Funds that are not listed may hold portfolio investments that are subject to one or more of the risks, but will not do so in a way that is expected to principally affect the performance of the Fund as a whole. Please refer to the Funds' Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and investment practices employed.

  Risk Associated With:               Description                 Relevant Fund
  ---------------------               -----------                 -------------
 Multi-manager approach   The investment styles employed by    All Funds
                          a Fund's money managers may not be
                          complementary. The interplay of
                          the various strategies employed by
                          a Fund's multiple money managers
                          may result in the Fund's holding a
                          concentration of certain types of
                          securities. This concentration may
                          be beneficial or detrimental to
                          the Fund's performance depending
                          upon the performance of those
                          securities and the overall
                          economic environment. The multiple
                          manager approach could result in a
                          high level of portfolio turnover,
                          resulting in higher Fund brokerage
                          expenses and increased tax
                          liability from the Fund's
                          realization of capital gains
 Equity securities        The value of equity securities       Equity I
                          will rise and fall in response to    Equity II
                          the activities of the company that   Equity III
                          issued the stock, general market     Equity Q
                          conditions, and/or economic          International
                          conditions.                          Emerging Markets
                                                               Real Estate
                                                               Securities
  . Value Stocks          Investments in value stocks are      Equity I
                          subject to risks that (i) their      Equity II
                          intrinsic values may never be        Equity III
                          realized by the market or (ii)       Equity Q
                          such stock may turn out not to       International
                          have been undervalued.
  . Growth Stocks         Growth company stocks may provide    Equity I
                          minimal dividends that can cushion   Equity II
                          stock prices in a market decline.    Equity Q
                          The value of growth company stocks   International
                          may rise and fall dramatically
                          based, in part, on investors'
                          perceptions of the company rather
                          than on fundamental analysis of
                          the stocks.
  . Market-Oriented       Market-oriented investments are      Equity I
    Investments           generally subject to the risks       Equity II
                          associated with growth and value     Equity Q
                          stocks.                              International

  Risk Associated With:               Description                 Relevant Fund
  ---------------------               -----------                 -------------
  . Securities of small   Investments in smaller companies     Equity II
    capitalization        may involve greater risks because
    companies             these companies generally have a
                          limited track record. Smaller
                          companies often have narrower
                          markets and more limited
                          managerial and financial resources
                          than larger, more established
                          companies. As a result, their
                          performance can be more volatile,
                          which could increase the
                          volatility of a Fund's portfolio.
 Fixed-income securities  Prices of fixed-income securities    Short Term Bond
                          rise and fall in response to         Fixed Income I
                          interest rate changes. Generally,    Fixed Income III
                          when interest rates rise, prices
                          of fixed-income securities fall.
                          The longer the duration of the
                          security, the more sensitive the
                          security is to this risk. A 1%
                          increase in interest rates would
                          reduce the value of a $100 note by
                          approximately one dollar if it had
                          a one year duration, but would
                          reduce its value by approximately
                          fifteen dollars if it had a 15
                          year duration. There is also a
                          risk that one or more of the
                          securities will be downgraded in
                          credit rating or go into default.
                          Lower-rated bonds generally have
                          higher credit risks.
  . Non-investment grade  Although lower rated debt            Short Term Bond
    fixed- income         securities generally offer a         Fixed Income III
    securities            higher yield than higher rated
                          debt securities, they involve
                          higher risks. They are especially
                          subject to:
                          . changes in the financial
                            condition of their issuers, and
                          . price fluctuations in response
                            to changes in interest rates.
                          As a result, issuers of lower
                          rated debt securities are more
                          likely than other issuers to miss
                          principal and interest payments or
                          to default.
 International            A Fund's return and net asset        International
 securities               value may be significantly           Emerging Markets
                          affected by political or economic    Short Term Bond
                          conditions and regulatory            Fixed Income III
                          requirements in a particular
                          country. Foreign markets,
                          economies and political systems
                          may be less stable than US
                          markets, and changes in exchange
                          rates of foreign currencies can
                          affect the value of a Fund's
                          foreign assets. Foreign laws and
                          accounting standards typically are
                          not as strict as they are in the
                          US and there may be less public
                          information available about
                          foreign companies.

  Risk Associated With:               Description                 Relevant Fund
  ---------------------               -----------                 -------------
  . Non-U.S. debt         A Fund's foreign debt securities     Short Term Bond
    securities            are typically obligations of         Fixed Income III
                          sovereign governments. These
                          securities are particularly
                          subject to a risk of default from
                          political instability.
  . Emerging market       Investments in emerging or           Emerging Markets
    Countries             developing markets involve
                          exposure to economic structures
                          that are generally less diverse
                          and mature, and to political
                          systems which have less stability
                          than those of more developed
                          countries. Emerging market
                          securities are subject to currency
                          transfer restrictions and may
                          experience delays and disruptions
                          in securities settlement
                          procedures.
  . Instruments of US     Non-US corporations and banks        Short Term Bond
    and foreign banks     issuing dollar denominated           Fixed Income I
    and branches and      instruments in the US are not        Fixed Income III
    foreign               necessarily subject to the same
    corporations,         regulatory requirements that apply
    including Yankee      to US corporations and banks, such
    Bonds                 as accounting, auditing and
                          recordkeeping standards, the
                          public availability of information
                          and, for banks, reserve
                          requirements, loan limitations,
                          and examinations. This increases
                          the possibility that a non-US
                          corporation or bank may become
                          insolvent or otherwise unable to
                          fulfill its obligations on these
                          instruments.
 Derivatives (e.g.        If a Fund incorrectly forecasts      Short Term Bond
 futures contracts,       interest rates in using              Fixed Income I
 options on futures,      derivatives, the Fund could lose     Fixed Income III
 interest rate swaps)     money. Price movements of a
                          futures contract, option or
                          structured note may not be
                          identical to price movements of
                          portfolio securities or a
                          securities index resulting in the
                          risk that, when a Fund buys a
                          futures contract or option as a
                          hedge, the hedge may not be
                          completely effective.
 Real estate securities   Just as real estate values go up     Real Estate
                          and down, companies involved in      Securities
                          the industry, and in which a Fund
                          invests, also fluctuate. Such a
                          Fund is subject to the risks
                          associated with direct ownership
                          of real estate. Additional risks
                          include declines in the value of
                          real estate, changes in general
                          and local economic conditions,
                          increases in property taxes and
                          changes in tax laws and interest
                          rates. The value of securities of
                          companies that service the real
                          estate industry may also be
                          affected by such risks.

  Risk Associated With:               Description                 Relevant Fund
  ---------------------               -----------                 -------------
  . REITs                 REITs may be affected by changes     Real Estate
                          in the value of the underlying       Securities
                          properties owned by the REITs and
                          by the quality of any credit
                          extended. Moreover, the underlying
                          portfolios of REITs may not be
                          diversified, and therefore are
                          subject to the risk of financing a
                          single or a limited number of
                          projects. REITs are also dependent
                          upon management skills and are
                          subject to heavy cash flow
                          dependency, defaults by borrowers,
                          self-liquidation and the
                          possibility of failing either to
                          qualify for tax-free pass through
                          of income under federal tax laws
                          or to maintain their exemption
                          from certain Federal securities
                          laws.
 Municipal Obligations    Municipal obligations are affected   Fixed Income I
                          by economic, business or political   Fixed Income III
                          developments. These securities may   Short Term Bond
                          be subject to provisions of
                          litigation, bankruptcy and other
                          laws affecting the rights and
                          remedies of creditors, or may
                          become subject to future laws
                          extending the time for payment of
                          principal and/or interest, or
                          limiting the rights of
                          municipalities to levy taxes.
 Repurchase Agreements    Under a repurchase agreement, a      Emerging Markets
                          bank or broker sells securities to
                          a Fund and agrees to repurchase
                          them at the Fund's cost plus
                          interest. If the value of the
                          securities declines, and the bank
                          or broker defaults on its
                          repurchase obligation, the Fund
                          could incur a loss.
 Exposing Liquidity       By exposing its liquidity reserves   Equity I
 Reserves to Equity       to the equity market, a Fund's       Equity II
 Markets                  performance tends to correlate       Equity III
                          more closely to the performance of   Equity Q
                          the market as a whole. Although      International
                          this increases a Fund's              Emerging Markets
                          performance if equity markets        Real Estate
                          rise, it reduces a Fund's            Securities
                          performance if equity markets
                          decline.
 Securities Lending       If a borrower of a Fund's            All Funds
                          securities fails financially, the
                          Fund's recovery of the loaned
                          securities may be delayed or the
                          Fund may lose its rights to the
                          collateral.

  Risk Associated With:               Description                 Relevant Fund
  ---------------------               -----------                 -------------
 Year 2000
  . Year 2000 and Fund    The Funds' operations depend on      All Funds
    operations            the smooth functioning of their
                          service providers' computer
                          systems. The Funds and their
                          shareholders could be adversely
                          affected if those computer systems
                          do not properly process and
                          calculate date-related information
                          on or after January 1, 2000. Many
                          computer software systems in use
                          today cannot distinguish between
                          the year 2000 and the year 1900.
                          Although year 2000-related
                          computer problems could have a
                          negative effect on the Funds and
                          their shareholders, the Funds'
                          service providers have advised the
                          Funds that they are working to
                          avoid such problems. Because it is
                          the obligation of those service
                          providers to ensure the proper
                          functioning of their computer
                          systems, the Funds do not expect
                          to incur any material expense in
                          connection with year 2000
                          preparations.
  . Year 2000 and Fund    The Funds and their shareholders     All Funds
    portfolio             could be adversely affected if the
    investments           computer systems of the issuers in
                          which the Funds invest or those of
                          the service providers they depend
                          upon, do not properly process and
                          calculate date-related information
                          on or after January 1, 2000. If
                          such an event occurred, the value
                          of those issuer's securities could
                          be reduced.
  . Year 2000 and Fund    A Fund that invests significantly    International
    portfolio             in Non-US issuers may be exposed     Emerging Markets
    investments in non-   to a higher degree of risk from      Short Term Bond
    U.S. issuers          Year 2000 issues than other Funds.   Fixed Income III
                          It is generally believed that Non-
                          US governments and issuers are
                          less prepared for Year 2000
                          related contingencies than the US
                          government and US-based issuers,
                          which could result in a more
                          significant diminution in value of
                          non-US issuer's securities on or
                          after January 1, 2000.

  An investment in any of the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  PERFORMANCE

  The following bar charts illustrate the risks of investing in the Funds by showing how the performance of each Fund's Class I Shares of Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I and Fixed Income III Funds and of Class S Shares of Emerging Markets, Real Estate Securities and Short Term Bond Funds, varies from year to year over a 10 year period (or, if a Fund has not been in operation for 10 years, since the beginning of operations of such Fund). Class I Shares are not offered in this Prospectus. Class I Shares and Class Y Shares will have substantially similar annual returns because the shares of each class are invested in the same portfolio of securities; annual returns for each class will differ only to the extent that the Class I Shares and Class Y Shares do not have the same expenses. Class Y Share Expenses generally are expected to be lower than Class I Expenses. The chart does not reflect any account maintenance fee or any fee that you may be required to pay upon redemption of the Fund's shares. Any such charge will reduce your return.


  Past performance is no indication of future results.

                           [BAR CHART APPEARS HERE]

                                                                                  Real        Short
                                                                   Emerging      Estate       Term
       Equity      Equity      Equity    Equity       Inter-       Markets     Securities     Bond         Fixed          Fixed
         I           II         III        Q         national      Class S       Class S     Class S         I             III
       -------     -------     -------   -------    ----------     --------    ----------    -------    -----------     --------
1989   30.79%      24.63%      28.07%    27.10%       24.06%                                  10.99%       13.35%
1990   -5.64%     -14.76%      -5.73%    -4.81%      -15.94%                    -15.92%        9.71%        8.60%
1991   31.22%      42.40%      27.86%    32.14%       13.47%                     37.08%       12.31%       16.01%
1992    9.02%      13.31%      12.30%     9.97%       -6.11%                     17.29%        2.74%        7.26%
1993   11.61%      16.70%      14.95%    13.80%       35.56%                     17.42%        6.98%       10.46%
1994    0.79%      -2.60%       1.16%     0.99%        5.38%        -5.83%        7.24%        0.82%       -2.97%        -3.89%
1995   35.94%      28.67%      35.96%    37.91%       10.71%        -8.21%       10.87%        9.95%       18.03%        17.99%
1996   23.58%      18.51%      20.90%    23.67%        7.98%        12.26%       36.81%        4.76%        3.75%         4.88%
1997   32.02%      28.66%      33.13%    33.07%        0.58%        -3.45%       18.99%        6.02%        9.42%         9.64%
1998   25.10%       0.70%      11.53%    25.98%       13.52%       -27.57%      -15.94%        6.09%        8.37%         6.80%
      -------     -------     -------   -------    ----------     --------    ----------      -------    ----------     --------

  During the period shown in the bar charts, each Fund had the following highest and lowest quarterly return:

                                                     Best           Worst
                                                   Quarter         Quarter
                                                -------------- ----------------
Equity I....................................... 22.53% (4Q/98) (14.93)% (3Q/90)
Equity II...................................... 21.20% (1Q/91) (22.61)% (3Q/90)
Equity III..................................... 16.54% (1Q/91) (15.28)% (3Q/90)
Equity Q....................................... 23.00% (4Q/98) (14.37)% (3Q/90)
International.................................. 16.10% (4Q/98) (18.43)% (3Q/90)
Emerging Markets............................... 22.69% (4Q/93) (21.64)% (3Q/98)
Real Estate Securities......................... 24.69% (1Q/91) (14.24)% (3Q/90)
Short Term Bond................................  4.80% (2Q/89)  (0.72)% (1Q/94)
Fixed Income I.................................  6.95% (2Q/89)  (2.75)% (1Q/94)
Fixed Income III...............................  4.44% (4Q/95)  (3.12)% (1Q/94)

  The following table further illustrates the risks of investing in the Funds by showing how each Fund's average annual returns for 1, 5 and 10 years (or, if a Fund has not been in operation for 10 years, since the beginning of operations of such Fund) compare with the returns of certain indexes that measure broad market performance. For the periods shown, no Class Y Shares of the Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I and Fixed Income III Funds were operational; information is being provided with respect to Class I Shares, which differ from Class Y Shares with respect to expenses of each Class. Class Y expenses will generally be lower than Class I expenses.

Average annual total returns*

 for the periods ended December 31, 1998

                                                                      Since
                                          1 Year  5 Years  10 Years Inception*
                                          ------  -------  -------- ----------
   Equity I Fund
   Class I...............................  25.10%  22.83%   18.61%      -- %
   Russell 1000(R) Index.................  27.02   23.37    19.03       --
   Equity II Fund
   Class I...............................   0.70   13.98    14.43       --
   Russell 2500(R) Index.................   0.38   14.13    14.61       --
   Equity III Fund
   Class I...............................  11.53   19.81    17.27       --
   Russell 1000(R) Value Index...........  15.63   20.86    17.39       --
   Equity Q Fund
   Class I...............................  25.98   23.62    19.17       --
   Russell 1000(R) Index.................  27.02   23.37    19.03       --
   International Fund
   Class I...............................  13.52    7.54     8.04       --
   MSCI EAFE Index.......................  20.33    9.51     5.86       --
   Emerging Markets Fund**
   Class S............................... (27.57)  (7.46)     --      (0.64)
   IFC Investable Composite Index+....... (22.02) (10.14)     --       0.95
   Extended Barings Emerging Markets
    Index................................ (18.76)  (6.30)     --       4.17

                                                                      Since
                                           1 Year  5 Years 10 Years Inception*
                                           ------  ------- -------- ----------
   Real Estate Securities Fund**
   Class S................................ (15.94)  10.22     --      10.40
   NAREIT Equity REIT Index............... (17.51)   9.80     --       9.90
   Short Term Bond Fund
   Class S................................   6.09    5.49    6.98       --
   Merrill Lynch 1-2.99 Years Treasury
    Index.................................   7.00    5.99    7.37       --
   Fixed Income I Fund
   Class I................................   8.37    7.10    9.08       --
   Lehman Brothers Aggregate Bond Index...   8.69    7.27    9.26       --
   Fixed Income III Fund
   Class I**..............................   6.80    6.85     --       7.51
   Lehman Brothers Aggregate Bond Index...   8.69    7.27     --       7.45

---------------------

* For periods prior to April 1, 1995, Fund performance results for each of the Funds other than the Real Estate Securities Fund do not reflect deduction of investment management fees.

** The Emerging Markets Fund and the Fixed Income III Fund each commenced operations on January 29, 1993. The Real Estate Securities Fund commenced operations on July 28, 1989.

+ Prior to April 1, 1999, the comparative index for the Emerging Markets Fund was the Extended Barings Emerging Markets Index.The Fund believes that the IFC Investable Composite Index better represents the universe of securities researched and purchased by emerging markets managers, more closely approximates the Fund's investment portfolio, and covers a much broader universe of securities within emerging markets.

30-Day Yields*
 for the period ended December 31, 1998

                                                                         Current
                                                                         -------
   Short Term Bond--Class S.............................................  4.89%
   Fixed Income I--Class I..............................................  5.48%
   Fixed Income III--Class I............................................  6.33%

---------------------

* No yields are shown for Class Y Shares of Fixed Income I and Fixed Income III Funds because those shares were not issued during the period shown.

  To obtain current 30-day yield information, please call 1-800-787-7354.

                               FEES AND EXPENSES
  This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                             Shareholder Fees

                (fees paid directly from your investment)

                                                                                            Maximum
                                        Maximum Sales                                       Account
                         Maximum Sales  Charge (Load)                                     Maintenance
                             Charge      Imposed on      Maximum                           Fees (for
                         (Load) Imposed  Reinvested   Deferred Sales Redemption Exchange accounts under
                          on Purchases    Dividends   Charge (Load)     Fees      Fees      $5,000)*
                         -------------- ------------- -------------- ---------- -------- --------------
Each Fund (Class S).....      None          None           None         None      None      12.50/yr
Each Fund (Class Y).....      None          None           None         None      None          None

---------------------

* For the Real Estate Securities, Emerging Markets and Short Term Bond Funds, the annual account maintenance fee is imposed on accounts under $5,000. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fee will be waived for: (i) accounts established before July 1, 1998; (ii) accounts held by retirement plans representing multiple participants; (iii) accounts held by trustees, officers, employees, and certain third-party contractors of FRIC and its affiliates and their spouses and children; and
    (iv) classes of accounts for which maintenance costs are absorbed by a third-party. In addition, the fee will be waived for accounts established before January 1, 1999. For the Real Estate Securities, Emerging Markets and Short Term Bond Funds the fee will be waived for accounts established before July 1, 1998. Investors considering an investment of less than the amounts stated above may wish to consider investing in FRIC's LifePoints Funds, shareholder accounts of which are not subject to an account maintenance fee. For more information, see FRIC's LifePoints Funds prospectus.

                           Annual Operating Expenses

              (expenses that are deducted from Fund assets)
                               (% of net assets)

                                                Other Expenses
                                                  (including
                                                Administrative
                                                   Fees and      Total Annual
                         Advisory Distribution   Shareholder    Fund Operating
                           Fee+   (12b-1) Fees Servicing Fees)#   Expenses#+
                         -------- ------------ ---------------- --------------
Class S Shares
Emerging Markets Fund...  1.15%      0.00%          0.66%           1.81%
Real Estate Securities
 Fund...................  0.80%      0.00%          0.30%           1.10%
Short Term Bond Fund....  0.45%      0.00%          0.22%           0.67%
Class Y Shares
Equity I Fund...........  0.55%      0.00%          0.04%           0.59%
Equity II Fund..........  0.70%      0.00%          0.08%           0.78%
Equity III Fund.........  0.55%      0.00%          0.09%           0.64%
Equity Q Fund...........  0.55%      0.00%          0.02%           0.57%
International Fund......  0.70%      0.00%          0.20%           0.90%
Fixed Income I Fund.....  0.25%      0.00%          0.05%           0.30%
Fixed Income III Fund...  0.50%      0.00%          0.08%           0.58%

---------------------

+ If you purchase any class of Shares of the Fund through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your financial intermediary for information concerning what additional fees, if any, will be charged. Each Fund may also pay, in addition to the fee set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

# The annual operating expenses for the Class Y Shares are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single Management Agreement for which each Fund paid a single fee. Since then FRIMCo's advisory and administrative services have been provided under a separate advisory agreement and administrative agreement which provide for the fees reflected in the table above. In this connection the administrative fees payable by Class Y Shares are expected to be approximately 0.01%.

Example

  This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year and that operating expenses remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The example does not reflect the deduction of the annual $12.50 account maintenance fee imposed on accounts for the Real Estate Securities, Emerging Markets, and Short Term Bond Funds with less than $5,000. If it did the costs shown would be higher.

  Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
Class S:
Emerging Markets Fund...........................  $181   $571   $1,000   $2,277
Real Estate Securities Fund.....................   110    347      608    1,384
Short Term Bond Fund............................    67    211      370      843

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
Class Y:
Equity I Fund...................................  $59    $186    $326    $ 742
Equity II Fund..................................   78     246     431      981
Equity III Fund.................................   64     202     354      805
Equity Q Fund...................................   57     180     315      717
International Fund..............................   90     284     497    1,132
Fixed Income I Fund.............................   30      95     166      377
Fixed Income III Fund...........................   58     183     320      730

                        SUMMARY COMPARISON OF THE FUNDS

                         Anticipated Maximum
                           Equity      Debt
          Fund            Exposure   Exposure                Focus
          ----           ----------- --------                -----
Equity I Fund...........   65-100%      35%   Income and capital growth
Equity II Fund..........   65-100%      35%   Maximum total return primarily
                                               through capital appreciation
Equity III Fund.........   65-100%      35%   Current income
Equity Q Fund...........      100%     -- %   Total return
International Fund......   65-100%      35%   Total return
Emerging Markets Fund...   65-100%      35%   Maximum total return primarily
                                               through capital appreciation
Real Estate Securities     65-100%      35%   Total return
 Fund...................
Short Term Bond Fund....     0-35%     100%   Preservation of capital
Fixed Income I Fund.....     0-35%     100%   Current income and diversification
Fixed Income III Fund...      -- %     100%   Maximum total return primarily
                                               through capital appreciation

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds are offered through certain bank trust departments, registered investment advisers, broker-dealers or other financial services organizations that have been selected by the Funds' adviser or distributor (Financial Intermediaries). The Funds are designed to provide a means for investors to use Frank Russell Investment Management Company's (FRIMCo) and Frank Russell Company's (Russell) "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Funds divide responsibility for corporate management and investment advice between FRIMCo and a number of different money managers.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  The Funds believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. The Funds believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes employing a multi-style, multi-manager approach.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. For this reason, no single manager has consistently outperformed the market over extended periods. Although performance cycles tend to repeat themselves, they do not do so predictably.

  The Funds believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within subsets or styles of specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. The Funds combine these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to the risk of any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

  The Funds conduct their business through a number of service providers, who act on behalf of the Funds. FRIMCo, the Funds' administrator and investment adviser, performs the Funds' day to day corporate management and oversees the Funds' money managers. Each of the Funds' money managers makes all investment decisions for the portion of the Fund assigned to it by FRIMCo. The Funds' custodian, State Street Bank, maintains custody of all of the Funds' assets. FRIMCo, in its capacity as the Funds' transfer agent, is responsible for maintaining the Funds' shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

                            MANAGEMENT OF THE FUNDS

  The Funds' investment adviser is FRIMCo, 909 A Street, Tacoma, Washington 98402. FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds and manages over $14 billion in more than 30 mutual fund portfolios. FRIMCo was established in 1982 to serve as the investment management arm of Russell.

  Russell, which acts as consultant to the Funds, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides the Funds and FRIMCo with the asset management consulting services that it provides to its other consulting clients. The Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual life insurance corporation headquartered in Milwaukee, Wisconsin. It leads the US in both individual life insurance sold annually and individual life insurance in force.

  FRIMCo recommends money managers to the Funds, allocates Fund assets among them, oversees them, and evaluates their results. FRIMCo also oversees the management of the Funds' liquidity reserves. The Funds' money managers select the individual portfolio securities for the assets assigned to them.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    June 1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, Tax Exempt Bond and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since June
    1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Fixed Income I, Fixed Income III, Diversified Bond, Short Term Bond, Tax Exempt Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since April
    1994. Ms. Carter, jointly with another portfolio manager listed in this section, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager listed in this section, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Funds' liquidity portfolios on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . C. Nola Kulig, who has been a Portfolio Manager of FRIMCo since January
    1996. From 1994 to 1995, Ms. Kulig was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Kulig was Senior Research Analyst with Russell. Ms. Kulig, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Russell. Mr. Trittin, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  The aggregate annual rate of advisory and administrative fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Equity I Fund, 0.60%; Equity II Fund, 0.75%; Equity III Fund, 0.60%; Equity Q Fund, 0.60%; International Fund, 0.75%; Fixed Income I Fund, 0.30%; Fixed Income III Fund, 0.55%; Emerging Markets Fund, 1.20%; Real Estate Securities Fund, 0.85%; and Short Term Bond Fund, 0.50%. The fees for Emerging Markets and Real Estate Securities Funds may be higher than the fees charged by some mutual funds with similar objectives that use only a single money manager. Of these aggregate amounts 0.05% is attributable to administrative services. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single Management Agreement for which each Fund paid a single fee. Since then, FRIMCo's advisory and administrative services are provided under a separate advisory agreement and an administrative agreement. Each Fund may also pay, in addition to the aggregate fees set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

                              THE MONEY MANAGERS

  Each Fund allocates its assets among the money managers listed under "Money Manager Information" at the end of this Prospectus. FRIMCo, as the Funds' advisor, may change the allocation of a Fund's assets among money managers at any time. The Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits a Fund to engage or terminate a money manager at any time, subject to the approval by the Fund's Board of Trustees (Board), without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. The Funds select money managers based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in any Fund's selection or termination of a money manager.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies. Additionally, each manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each manager based on FRIMCo's assessment of the manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers' activities are subject to general oversight by the Board and the Funds' officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

                              PORTFOLIO TURNOVER

  The portfolio turnover rates for certain Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Funds' money managers makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another
Fund) is purchasing the same security. Also, when a Fund replaces a money manager the new money manager may significantly restructure the investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. When a Fund realizes capital gains upon selling portfolio securities, your tax liability increases. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.

                          DIVIDENDS AND DISTRIBUTIONS

Income Dividends

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and net short-term capital gains (if any), according to the following schedule:

Declared                  Payable                             Funds
--------                  -------                             -----
Quarterly..  Mid: April, July, October and      Equity I, Equity II, Equity III,
             December                            Equity Q, Real Estate
                                                 Securities, Short Term Bond,
                                                 Fixed Income I and Fixed Income
                                                 III, Funds
Annually...  Mid-December                       International and Emerging
                                                 Markets Funds

Capital Gains Distributions

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare a special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that the Fund pays them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

Buying a Dividend

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

Automatic Reinvestment

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Funds' Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions taxed as capital gains may be taxable at different rates depending on how long a Fund holds its assets.

  When you sell or exchange your shares of a Fund, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

  Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-US investors may be subject to US withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences in holding shares of a Fund.

  Any foreign taxes paid by a Fund on its investments may be passed through to its shareholders as foreign tax credits.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Equity I, Equity II, Equity III, Equity Q and Real Estate Securities Funds will generally qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax professional with respect to the applicability of these rules.

  By law, a Fund must withhold 31% of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                       HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

  The net asset value per share is calculated for shares of each Fund on each business day on which shares are offered or redemption orders are tendered. For all Funds, a business day is one on which the New York Stock Exchange
(NYSE) is open for trading. The NYSE is not open on national holidays. All Funds determine net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern Time).

Valuation of Portfolio Securities

  Securities held by the Funds are typically priced using market quotations or pricing services when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities. The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board. If you hold shares in a Fund, such as the International or Emerging Markets Funds, that holds portfolio securities that are listed primarily on foreign exchanges, the net asset value of the Fund's shares may change on a day when you will not be able to purchase or redeem Fund shares. This is because the value of those portfolio securities may change on weekends or other days when the Fund does not price its shares.

                            HOW TO PURCHASE SHARES

  Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at
(800) RUSSEL4, (800-787-7354) for assistance in contacting an investment professional near you.

  There is a $10 million minimum initial investment in Class Y Shares of a single Fund for the Funds described in this Prospectus.

  There is currently no required minimum investment for the Emerging Markets, Real Estate Securities and Short Term Bond Funds.

  Financial Intermediaries may charge their customers a fee for providing investment-related services. Financial Intermediaries generally receive no compensation from the Funds or the Funds' service providers with respect to Class Y Shares or Class S Shares of the Funds.

Paying for Shares

  You may purchase shares of the Funds through a Financial Intermediary on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after the Funds' receive your order in proper form (defined in the "Written Instructions" section), and accept the order.

  All purchases must be made in US dollars. Checks and other negotiable bank drafts must be drawn on US banks and made payable to "Frank Russell Investment Company." The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. You will be responsible for any resulting loss to the Funds. An overdraft charge may also be applied. Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

Offering Dates and Times

  Orders must be received by the Funds prior to the close of the NYSE (currently 4:00 p.m. Eastern Time). Purchases can be made on any day when Fund shares are offered. Because Financial Intermediaries' processing time may vary, please ask your Financial Intermediary representative when your account will be credited.

Order and Payment Procedures

  Generally, you must place purchase orders for Fund shares through a Financial Intermediary. You may pay for your purchase by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

By Mail

  For new accounts, please mail the completed Application to your Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

By Federal Funds Wire

  You can pay for orders by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include your account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of your purchase.

By Automated Clearing House ("ACH")

  You can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company.

Automated Investment Program

  You can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. You must make a separate transfer for each Fund in which you purchase shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

Three Day Settlement Program

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

By Mail or Telephone

  Through your Financial Intermediary, you may exchange shares of any Fund you own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by FRIC through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares and, because Financial Intermediaries' processing time may vary, to find out when your account will be credited or debited. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange involves the redemption of shares, which is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request) at the next net asset value per share calculated after the Funds received the exchange request in good order.

In-Kind Exchange of Securities

  FRIMCo, in its capacity as the Funds' investment advisor, may, at its discretion, permit you to acquire Fund shares in exchange for securities you currently own. Any securities exchanged must: meet the investment objective, policies and limitations of the applicable Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have a market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. If you are contemplating an in-kind exchange you should consult your tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets.

Any interest earned on the securities following their delivery to the Funds and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed through your Financial Intermediary on any business day the Funds are open at the next net asset value per share calculated after the Funds' Transfer Agent receives an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure payment has been collected.

Redemption Dates and Times

  Redemption requests must be placed through a Financial Intermediary and received by the Funds prior to the close of the NYSE (currently 4:00 p.m. Eastern Time). Because Financial Intermediaries' processing times may vary, please ask your Financial Intermediary representative when your account will be debited. Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

By Mail or Telephone

  You may redeem your shares by calling or writing to your Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

Systematic Withdrawal Program

  The Funds offer a systematic withdrawal program which allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

Accounts in Street Name

  Many brokers, employee benefit plans and bank trusts combine their client's Fund holdings in a single omnibus account with the Funds held in the brokers', plans', or bank trusts' own name or "street name." Therefore, if you hold Fund shares through a brokerage account, employee benefit plan or bank trust fund, the

Funds may have records only of the omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Fund shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Fund shares are held in an omnibus account.

                        PAYMENT OF REDEMPTION PROCEEDS

By Check

  When you redeem your shares, a check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form.

By Wire

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after the Funds receive your redemption request. The Funds may charge a fee to cover the cost of sending a wire transfer for redemptions less than $1,000, and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to US commercial banks that are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

  Proper Form: Written instructions must be in proper form. They must include:

    A description of the request
    The name of the Fund(s)
    The class of shares, if applicable
    The account number(s)
    The amount of money or number of shares being purchased, exchanged, transferred or redeemed
    The name(s) on the account(s)
    The signature(s) of all registered account owners
    For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

Signature Requirements Based on Account Type

  Account Type                  Requirements for Written Requests
-------------------------------------------------------------------------------
  Individual, Joint Tenants,    Written instructions must be signed by each
  Tenants in Common             shareholder, exactly as the names appear in the
                                account registration.
-------------------------------------------------------------------------------
  UGMA or UTMA (custodial       Written instructions must be signed by the
  accounts for minors)          custodian in his/her capacity as it appears in
                                the account registration.
-------------------------------------------------------------------------------
  Corporation, Association      Written instructions must be signed by
                                authorized person(s), stating his/her capacity
                                as indicated by the corporate resolution to act
                                on the account.
                                A copy of the corporate resolution, certified
                                within the past 90 days, authorizing the signer
                                to act.
-------------------------------------------------------------------------------
  Estate, Trust, Pension,       Written instructions must be signed by all
  Profit Sharing Plan           trustees. If the name of the trustee(s) does
                                not appear in the account registration, please
                                provide a copy of the trust document certified
                                within the last 60 days.
-------------------------------------------------------------------------------
  Joint tenancy shareholders    Written instructions must by signed by the
  whose co-tenants are          surviving tenant(s). A certified copy of the
  deceased                      death certificate must accompany the request.

Signature Guarantee

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Call your financial institution to see if it has the ability to guarantee a signature.

                               ACCOUNT POLICIES

Third Party Transactions

  If you purchase Fund shares as part of a program of services offered by a Financial Intermediary, you may be required to pay additional fees. You should contact your Financial Intermediary for information concerning what additional fees, if any, may be charged.

Redemption In-Kind

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges.

                             FINANCIAL HIGHLIGHTS

  This Prospectus offers shares of Class Y Shares of the Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I and Fixed Income III Funds, which have not yet commenced operations for the periods shown below. Although the information presented reflects the Class I Shares of each Fund, Class Y Shares have similar fees and charges and would have presented similar results. The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years (or, if a Fund or Class has not been in operation for 5 years, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund share throughout the year or period ended December 31. The total returns in the table represent how much your investment in the Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

Equity I Fund--Class I Shares

                                  1998       1997      1996     1995     1994
                                ---------  ---------  -------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $   30.51  $   30.34  $ 28.00  $ 23.32  $ 24.91
                                ---------  ---------  -------  -------  -------
Income From Investment
 Operations:
  Net investment income (b)...        .27        .34      .42      .52      .62
  Net realized and unrealized
   gain (loss) on
   investments................       7.10       8.89     5.96     7.71     (.41)
                                ---------  ---------  -------  -------  -------
    Total From Investment
     Operations...............       7.37       9.23     6.38     8.23      .21
                                ---------  ---------  -------  -------  -------
Less Distributions:
  Net investment income.......       (.27)      (.34)    (.42)    (.52)    (.62)
  Net realized gain on
   investments................      (2.44)     (8.72)   (3.62)   (3.03)   (1.18)
                                ---------  ---------  -------  -------  -------
    Total Distributions.......      (2.71)     (9.06)   (4.04)   (3.55)   (1.80)
                                ---------  ---------  -------  -------  -------
Net Asset Value, End of Year..  $   35.17  $   30.51  $ 30.34  $ 28.00  $ 23.32
                                =========  =========  =======  =======  =======
Total Return (%)(a)...........      25.10      32.02    23.58    35.94      .79
Ratios (%)/Supplemental Data:
  Operating expenses to
   average net assets (a).....        .70        .70      .71      .59      .12
  Net investment income to
   average net assets (a).....        .82        .96     1.38     1.91     2.52
  Portfolio turnover..........     100.68     110.75    99.51    92.04    75.02
  Net assets, end of year
   ($000 omitted).............  1,381,704  1,136,373  961,953  751,497  547,242

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Equity II Fund--Class I Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 32.96  $ 30.05  $ 28.88  $ 25.00  $ 26.58
                                    -------  -------  -------  -------  -------
Income From Investment Operations:
  Net investment income (b).......      .09      .11      .16      .27      .36
  Net realized and unrealized gain
   (loss) on investments..........      .04     8.11     4.96     6.80     (.86)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................      .13     8.22     5.12     7.07     (.50)
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........     (.10)    (.11)    (.16)    (.29)    (.31)
  Net realized gain on
   investments....................    (2.05)   (5.20)   (3.79)   (2.90)    (.77)
                                    -------  -------  -------  -------  -------
    Total Distributions...........    (2.15)   (5.31)   (3.95)   (3.19)   (1.08)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 30.94  $ 32.96  $ 30.05  $ 28.88  $ 25.00
                                    =======  =======  =======  =======  =======
Total Return (%)(a)...............      .70    28.66    18.51    28.67    (2.60)
Ratios (%)/Supplemental Data:
  Operating expenses to average
   net assets (a).................      .91      .92      .95      .83      .23
  Net investment income to average
   net assets (a).................      .29      .35      .52      .97     1.46
  Portfolio turnover..............   128.87   103.00   120.78    89.31    58.04
  Net assets, end of year ($000
   omitted).......................  533,819  482,159  365,955  279,566  202,977

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Equity III Fund--Class I Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 29.80  $ 29.68  $ 29.11  $ 24.18  $ 27.05
                                    -------  -------  -------  -------  -------
Income From Investment Operations:
  Net investment income (b).......      .47      .60      .70      .82      .93
  Net realized and unrealized gain
   (loss) on investments..........     2.75     8.69     5.10     7.73     (.85)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................     3.22     9.29     5.80     8.55      .08
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........     (.47)    (.61)    (.71)    (.83)    (.91)
  Net realized gain on
   investments....................    (3.43)   (8.56)   (4.52)   (2.79)   (2.04)
                                    -------  -------  -------  -------  -------
    Total Distributions...........    (3.90)   (9.17)   (5.23)   (3.62)   (2.95)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 29.12  $ 29.80  $ 29.68  $ 29.11  $ 24.18
                                    =======  =======  =======  =======  =======
Total Return (%)(a)...............    11.53    33.13    20.90    35.96     1.16
Ratios (%)/Supplemental Data:
  Operating expenses to average
   net assets (a).................      .74      .78      .79      .65      .17
  Net investment income to average
   net assets (a).................     1.54     1.77     2.23     2.90     3.39
  Portfolio turnover..............   135.53   128.86   100.78   103.40    85.92
  Net assets, end of year ($000
   omitted).......................  210,491  242,112  221,778  222,541  177,807

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Equity Q Fund--Class I Shares

                                   1998      1997     1996     1995     1994
                                 ---------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year........................... $   35.90  $ 32.94  $ 30.40  $ 24.43  $ 26.03
                                 ---------  -------  -------  -------  -------
Income From Investment
 Operations:
  Net investment income (b).....       .32      .44      .58      .59      .69
  Net realized and unrealized
   gain (loss) on investments...      8.53    10.01     6.33     8.52     (.41)
                                 ---------  -------  -------  -------  -------
    Total income from Investment
     Operations.................      8.85    10.45     6.91     9.11      .28
                                 ---------  -------  -------  -------  -------
Less Distributions:
  Net investment income.........      (.32)    (.44)    (.59)    (.61)    (.69)
  Net realized gain on
   investments..................     (4.21)   (7.05)   (3.78)   (2.53)   (1.19)
                                 ---------  -------  -------  -------  -------
    Total Distributions.........     (4.53)   (7.49)   (4.37)   (3.14)   (1.88)
                                 ---------  -------  -------  -------  -------
Net Asset Value, End of Year.... $   40.22  $ 35.90  $ 32.94  $ 30.40  $ 24.43
                                 =========  =======  =======  =======  =======
Total Return (%)(a).............     25.98    33.07    23.67    37.91      .99
Ratios (%)/Supplemental Data:
  Operating expenses to average
   net assets (a)...............       .69      .68      .71      .58      .11
  Net investment income to
   average net assets (a).......       .85     1.17     1.80     2.07     2.74
  Portfolio turnover............     74.56    94.89    74.59    74.00    45.87
  Net assets, end of year ($000
   omitted)..................... 1,175,900  987,760  818,281  620,259  430,661

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

International Fund--Class I Shares

                                   1998      1997     1996     1995     1994
                                 ---------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year........................... $   34.60  $ 37.39  $ 36.26  $ 34.28  $ 37.34
                                 ---------  -------  -------  -------  -------
Income From Investment
 Operations:
  Net investment income (b).....       .52      .46      .44      .48      .61
  Net realized and unrealized
   gain (loss) on investments...      4.10     (.28)    2.41     3.16      .65
                                 ---------  -------  -------  -------  -------
    Total Income From Investment
     Operations.................      4.62      .18     2.85     3.64     1.26
                                 ---------  -------  -------  -------  -------
Less Distributions:
  Net investment income.........      (.59)    (.55)    (.35)    (.72)    (.36)
  Net realized gain on
   investments..................      (.60)   (2.42)   (1.37)    (.94)   (3.96)
                                 ---------  -------  -------  -------  -------
    Total Distributions.........     (1.19)   (2.97)   (1.72)   (1.66)   (4.32)
                                 ---------  -------  -------  -------  -------
Net Asset Value, End of Year.... $   38.03  $ 34.60  $ 37.39  $ 36.26  $ 34.28
                                 =========  =======  =======  =======  =======
Total Return (%)(a).............     13.52      .58     7.98    10.71     5.38
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average net assets (a).......       .98     1.00     1.04      .88      .32
  Operating expenses, gross, to
   average net assets (a).......       .98     1.00     1.05      .89      .34
  Net investment income to
   average net assets (a).......      1.38     1.14     1.20     1.41     1.63
  Portfolio turnover............     64.47    79.45    42.69    36.78    71.09
  Net assets, end of year ($000
   omitted) .................... 1,013,679  972,735  944,380  796,777  674,180

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%. In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic market.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Emerging Markets Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 11.79  $ 12.35  $ 11.16  $ 12.25  $ 13.90
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (b).......      .12      .14      .10      .11      .15
  Net realized and unrealized gain
   (loss) on investments..........    (3.35)    (.56)    1.26    (1.12)   (1.24)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    (3.23)    (.42)    1.36    (1.01)   (1.09)
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........     (.08)    (.14)    (.17)    (.05)    (.20)
  Net realized gain on
   investments....................      --       --       --      (.03)    (.36)
                                    -------  -------  -------  -------  -------
    Total Distributions...........     (.08)    (.14)    (.17)    (.08)    (.56)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $  8.48  $ 11.79  $ 12.35  $ 11.16  $ 12.25
                                    =======  =======  =======  =======  =======
Total Return (%)..................   (27.57)   (3.45)   12.26    (8.21)   (5.83)
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average net assets (a).........     1.75     1.64     1.71     1.75      .80
  Operating expenses, gross, to
   average net assets (a).........     1.75     1.64     1.72     1.80      .83
  Net investment income to average
   net assets (a).................     1.20      .87      .77      .88     1.10
  Portfolio turnover..............    59.35    50.60    34.62    71.16    57.47
  Net assets, end of year ($000
   omitted).......................  294,349  333,052  271,490  172,673  127,271

---------------------

(a) For periods prior to April 1, 1995, fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%. In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Real Estate Securities Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 30.86  $ 29.19  $ 23.51  $ 22.53  $ 22.76
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (a).......     1.34     1.36     1.39     1.32     1.25
  Net realized and unrealized gain
   (loss) on investments..........    (6.13)    3.93     6.89     1.03      .40
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    (4.79)    5.29     8.28     2.35     1.65
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........    (1.17)   (1.41)   (1.34)   (1.35)   (1.23)
  Net realized gain on
   investments....................     (.46)   (2.21)   (1.26)     --      (.65)
  Tax return of capital...........      --       --       --      (.02)     --
                                    -------  -------  -------  -------  -------
    Total Distributions...........    (1.63)   (3.62)   (2.60)   (1.37)   (1.88)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 24.44  $ 30.86  $ 29.19  $ 23.51  $ 22.53
                                    =======  =======  =======  =======  =======
Total Return (%)..................   (15.94)   18.99    36.81    10.87     7.24
Ratios (%)/Supplemental Data:
  Operating expenses, to average
   net assets.....................     1.05     1.02     1.04     1.04     1.05
  Net investment income to average
   net assets.....................     4.93     4.57     5.64     6.10     5.65
  Portfolio turnover..............    42.58    49.40    51.75    23.49    45.84
  Net assets, end of year ($000
   omitted).......................  576,326  615,483  445,619  290,990  209,208

---------------------

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Short Term Bond Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 18.35  $ 18.36  $ 18.55  $ 17.98  $ 18.99
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income (b).......      .99     1.08     1.04     1.16     1.21
  Net realized and unrealized gain
   (loss) on investments..........      .11      --      (.19)     .59    (1.07)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................     1.10     1.08      .85     1.75      .14
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........     (.99)   (1.09)   (1.04)   (1.18)   (1.15)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 18.46  $ 18.35  $ 18.36  $ 18.55  $ 17.98
                                    =======  =======  =======  =======  =======
Total Return (%)(a)...............     6.09     6.02     4.76     9.95      .82
Ratios (%)/Supplemental Data:
  Operating expenses to average
   net assets (a).................      .66      .66      .70      .58      .19
  Net investment income to average
   net assets (a).................     5.37     5.70     5.70     6.41     6.52
  Portfolio turnover..............   129.85   213.14   264.40   269.31   233.75
  Net assets, end of year ($000
   omitted).......................  260,539  229,470  222,983  183,577  144,030

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Fixed Income I Fund--Class I Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 21.51  $ 20.99  $ 21.59  $ 19.59  $ 21.74
                                    -------  -------  -------  -------  -------
Income From Investment Operations:
  Net investment income (b).......     1.32     1.37     1.38     1.42     1.46
  Net realized and unrealized gain
   (loss) on investments..........      .45      .54     (.62)    2.02    (2.06)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................     1.77     1.91      .76     3.44     (.60)
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........    (1.31)   (1.39)   (1.36)   (1.44)   (1.44)
  Net realized gain on
   investments....................     (.21)     --       --       --      (.11)
                                    -------  -------  -------  -------  -------
    Total Distributions...........    (1.52)   (1.39)   (1.36)   (1.44)   (1.55)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 21.76  $ 21.51  $ 20.99  $ 21.59  $ 19.59
                                    =======  =======  =======  =======  =======
Total Return (%)(a)...............     8.37     9.42     3.75    18.03    (2.97)
Ratios (%)/Supplemental Data:
  Operating expenses to average
   net assets (a).................      .39      .42      .42      .35      .10
  Net investment income to average
   net assets (a).................     6.03     6.54     6.57     6.82     7.06
  Portfolio turnover..............   226.70   165.81   147.31   138.05   173.97
  Net assets, end of year ($000
   omitted).......................  978,491  798,252  662,899  638,317  496,038

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Fixed Income III Fund--Class I Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $ 10.42  $ 10.17  $ 10.34  $  9.37  $ 10.44
                                    -------  -------  -------  -------  -------
Income From Investment Operations:
  Net investment income (b).......      .62      .63      .64      .67      .66
  Net realized and unrealized gain
   (loss) on investments..........      .08      .32     (.16)     .97    (1.07)
                                    -------  -------  -------  -------  -------
    Total From Investment
     Operations...................      .70      .95      .48     1.64     (.41)
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........     (.62)    (.64)    (.65)    (.67)    (.66)
  Net realized gain on
   investments....................     (.28)    (.06)     --       --       --
                                    -------  -------  -------  -------  -------
    Total Distributions...........     (.90)    (.70)    (.65)    (.67)    (.66)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $ 10.22  $ 10.42  $ 10.17  $ 10.34  $  9.37
                                    =======  =======  =======  =======  =======
Total Return (%)(a)(c)............     6.80     9.64     4.88    17.99    (3.89)
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average net assets (a).........      .67      .70      .73      .61      .20
  Net investment income to average
   net assets.....................     5.91     6.13     6.32     6.83     7.02
  Portfolio turnover..............   342.49   274.84   144.26   141.37   134.11
  Net assets, end of year ($000
   omitted).......................  462,190  382,433  292,077  252,465  166,620

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

                           MONEY MANAGER INFORMATION

  The money managers have no affiliations with the Funds or the Funds' service providers other than their management of Fund assets. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in FRIC, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.

                                 EQUITY I FUND

  Alliance Capital Management L.P., US Bank Place, 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322.

  Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

  Morgan Stanley Dean Witter Investment Management Inc., 1221 Avenue of the Americas, New York, NY 10020.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, 21st Floor, New York, NY 10153.

  Suffolk Capital Management, Inc., 1633 Broadway, 40th Floor, New York, NY
10019.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116.

                                EQUITY II FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA
92121.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109.

  Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO 80302.

                                EQUITY III FUND

  Equinox Capital Management, Inc., See: Equity I Fund.

  Trinity Investment Management Corporation, See: Equity I Fund.

  Westpeak Investment Advisors, L.P., See: Equity II Fund.

                                 EQUITY Q FUND

  Barclays Global Fund Advisors, See: Equity I Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 6th Floor, New York, NY 10036.

                               INTERNATIONAL FUND

  Delaware International Advisers Limited, 80 Cheapside, 3rd Floor, London EC2V6EE England.

  Fidelity Management Trust Company, 82 Devonshire Street, Boston, MA 021l09

  J.P. Morgan Investment Management, Inc., See: Equity Q Fund.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004.

  Montgomery Asset Management, LLC, 101 California Street, San Francisco, CA
94111

  Oeschle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110.

  Sanford C. Bernstein & Co., Inc., See: Equity I Fund.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor Boston, MA 02108-4402.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd., 21 Knights Bridge, London, SW1X 7LY England.

  J.P. Morgan Investment Management Inc., See: Equity Q Fund.

  Montgomery Asset Management LLC, See: International Fund.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803.

                             SHORT TERM BOND FUND

  BlackRock Financial Management, 345 Park Ave., 29th Floor, New York, NY
10154.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111.

  STW Fixed Income Management Ltd., 26 Victoria Street, 3rd Floor, P.O. Box 2910 Hamilton HM LX, Bermuda.

                              FIXED INCOME I FUND

  Lincoln Capital Management Company, See: Equity I Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

  Standish, Ayer & Wood, Inc., See: Short Term Bond Fund.

                             FIXED INCOME III FUND

  Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022.

  Pacific Investment Management Company, See: Fixed Income I Fund.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  IN CONSIDERING INVESTMENT IN THE FUNDS, DO NOT RELY ON ANY INFORMATION UNLESS IT IS CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS HAVE NOT AUTHORIZED ANYONE TO ADD ANY INFORMATION OR TO MAKE ANY ADDITIONAL STATEMENTS ABOUT THE FUNDS. THE FUNDS MAY NOT BE AVAILABLE IN SOME JURISDICTIONS OR TO SOME PERSONS. THE FACT THAT YOU HAVE RECEIVED THIS PROSPECTUS SHOULD NOT, IN ITSELF, BE TREATED AS AN OFFER TO SELL FUND SHARES TO YOU. CHANGES IN THE AFFAIRS OF THE FUNDS OR IN THE FUNDS' MONEY MANAGERS MAY OCCUR AFTER THE DATE ON THE COVER PAGE OF THIS PROSPECTUS. THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED TO REFLECT ANY MATERIAL CHANGES TO THE INFORMATION IT CONTAINS.

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this prospectus by reference. You may obtain free copies of the reports and the SAI, and may request other information, by contracting your Financial Intermediary or the Funds at:

     Frank Russell Investment Company
     909 A Street
     Tacoma, WA 98402
     800-787-7354
     Fax: 253-591-4395
     www.russell.com

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can obtain copies of this information upon paying a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Reports and other information about the Funds are also available on the Commission's Internet website at http://www.sec.gov.

FRANK RUSSELL INVESTMENT COMPANY

Equity I Fund - Class Y
Equity II Fund - Class Y
Equity III Fund - Class Y
Equity Q Fund - Class Y
International Fund - Class Y
Emerging Markets Fund - Class S
Real Estate Securities Fund - Class S
Short Term Bond Fund - Class S
Fixed Income I Fund - Class Y
Fixed Income III Fund - Class Y

                                    Distributor: Russell Fund Distributors, Inc.
[LOGO OF RUSSELL APPEARS HERE]                             SEC File No. 811-3153
                                                                36-08-062 (5/99)

++++++++++++++++++++
+MONEY MARKET FUNDS+
++++++++++++++++++++

                                                FRANK RUSSELL INVESTMENT COMPANY

Money Market Funds

PROSPECTUS

CLASS S SHARES

MONEY MARKET FUND

US GOVERNMENT MONEY MARKET FUND

TAX FREE MONEY MARKET FUND

MAY 1, 1999

909 A STREET, TACOMA, WA 98402  .  800-787-7354  .  253.627-7001

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

                                                                  [RUSSELL LOGO]

                               TABLE OF CONTENTS

Risk/Return Summary
  Investment Objectives and Principal Investment Strategies.................   3
  Principal Risks...........................................................   5
  Performance...............................................................   7
  Fees and Expenses.........................................................   9
Management of the Funds.....................................................  10
The Money Managers..........................................................  11
Dividends and Distributions.................................................  11
Taxes.......................................................................  12
How Net Asset Value Is Determined...........................................  13
How to Purchase Shares......................................................  13
Exchange Privilege..........................................................  15
How to Redeem Shares........................................................  16
Payment of Redemption Proceeds..............................................  17
Written Instructions........................................................  17
Account Policies............................................................  18
Financial Highlights........................................................  19
Money Manager Information...................................................  21

                              RISK/RETURN SUMMARY

           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Money Market Fund

  Investment Objective. To maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in short-term, high-grade money market instruments.

  Principal Investment Strategies. The Money Market Fund invests in a portfolio of high quality money market securities maturing within 397 days or less. The Fund principally invests in securities issued or guaranteed by the US government or by US and foreign banks, as well as asset-backed securities and short-term debt of US and foreign corporations. The Fund invests in securities that are supported by credit enhancements primarily from US and foreign banks. Up to 10% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). The Fund's investments may include adjustable rate securities whose rates are tied to appropriate money market indices and reset frequently. The dollar-weighted average maturity of the Fund's portfolio is 90 days or less.

  The Money Market Fund seeks to achieve its objective by active security selection, consistent with its daily assessment of market and credit risks. This approach begins with a broad review of the economic and political environment. Interest rate forecasts and Federal Reserve policy are analyzed to develop an expectation for interest rate trends. Within this framework, the Fund identifies individual securities for investment.

US Government Money Market Fund

  Investment Objective. To provide the maximum current income that is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing exclusively in US government obligations.

  Principal Investment Strategies. The US Government Money Market Fund invests in a portfolio of high quality money market securities issued or guaranteed by the US government or any of its agencies and instrumentalities, maturing within 397 days or less. These include, among others, the US Treasury, Federal National Mortgages Association, Federal Home Loan Mortgage Association and the Federal Home Loan Banks. The Fund enters into repurchase agreements collateralized by US government and agency obligations. The Fund's investments may include adjustable rate securities whose rates are tied to appropriate money market indices and reset frequently. The dollar-weighted average maturity of the Fund's portfolio is 90 days or less.

  The Fund seeks to achieve its objective by active security selection, consistent with its daily assessment of market risks. This approach begins with a broad review of the economic and political environment. Interest rate forecasts and Federal Reserve policy are analyzed to develop an expectation for interest rate trends. Within this framework, the Fund identifies individual securities for investment.

Tax Free Money Market Fund

  Investment Objective. To provide the maximum current income exempt from federal income tax that is consistent with the preservation of capital and liquidity, and the maintenance of a $1.00 per share net asset value by investing in short-term municipal obligations.

  Principal Investment Strategies. The Tax Free Money Market Fund invests in a portfolio of high quality short-term debt securities maturing in 397 days or less. The dollar-weighted average maturity of the Fund's portfolio will be 90 days or less.

  The Fund invests almost exclusively in investment-grade municipal debt obligations providing tax-exempt interest income. Specifically, these obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, or multi-state agencies or authorities to obtain funds to support special government needs or special projects.

  Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements are generally letters of credit from foreign or domestic banks.

                                PRINCIPAL RISKS

  An investment in the Funds, like any investment, has risks. The following table describes principal types of risks that the Funds are subject to and lists next to each description those Funds most likely to be affected by the risk. Other Funds that are not listed may hold portfolio investments that are subject to one or more of the risks, but will not do so in a way that is expected to principally affect the performance of the Fund as a whole. Please refer to the Funds' Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and investment practices employed.

  Risk Associated With:             Description               Relevant Fund
  ---------------------   ------------------------------      -------------
 Fixed-income securities  Prices of fixed-income           Money Market
                          securities rise and fall in      US Government  Money
                          response to interest rate        Market
                          changes. Generally, when         Tax Free Money
                          interest rates rise, prices of    Market
                          fixed-income securities fall.
                          The longer the duration of the
                          security, the more sensitive
                          the security is to this risk.
                          A 1% increase in interest
                          rates would reduce the value
                          of a $100 note by
                          approximately one dollar if it
                          had a one year duration, but
                          would reduce its value by
                          approximately fifteen dollars
                          if it had a 15 year duration.
                          There is also a risk that one
                          or more of the securities will
                          be downgraded in credit rating
                          or go into default. Lower-
                          rated bonds generally have
                          higher credit risks.
  . Instruments of US     Non-US corporations and banks    Money Market
    and foreign banks     issuing dollar denominated
    and branches and      instruments in the US are not
    foreign corporations  necessarily subject to the
                          same regulatory requirements
                          that apply to US corporations
                          and banks, such as accounting,
                          auditing and recordkeeping
                          standards, the public
                          availability of information
                          and, for banks, reserve
                          requirements, loan
                          limitations, and examinations.
                          This increases the possibility
                          that a non-US corporation or
                          bank may become insolvent or
                          otherwise unable to fulfill
                          its obligations on these
                          instruments.
 Municipal Obligations    Municipal obligations are        Tax Free Money
                          affected by economic, business   Market
                          or political developments.
                          These securities may be
                          subject to provisions of
                          litigation, bankruptcy and
                          other laws affecting the
                          rights and remedies of
                          creditors, or may become
                          subject to future laws
                          extending the time for payment
                          of principal and/or interest,
                          or limiting the rights of
                          municipalities to levy taxes.
 Credit and Liquidity     Adverse changes in a             Money Market
 Enhancements             guarantor's credit quality if    Tax Free Money
                          contemporaneous with adverse     Market
                          changes in the guaranteed
                          security could cause losses to
                          a Fund and may affect its net
                          asset value.

  Risk Associated With:               Description                 Relevant Fund
  ---------------------   ----------------------------------      -------------
 Repurchase Agreements    Under a repurchase agreement, a      US Government
                          bank or broker sells securities to    Money Market
                          a Fund and agrees to repurchase
                          them at the Fund's cost plus
                          interest. If the value of the
                          securities declines, and the bank
                          or broker defaults on its
                          repurchase obligation, the Fund
                          could incur a loss.
 Year 2000
  . Year 2000 and Fund    The Funds' operations depend on      All Funds
    operations            the smooth functioning of their
                          service providers' computer
                          systems. The Funds and their
                          shareholders could be adversely
                          affected if those computer systems
                          do not properly process and
                          calculate date-related information
                          on or after January 1, 2000. Many
                          computer software systems in use
                          today cannot distinguish between
                          the year 2000 and the year 1900.
                          Although year 2000-related
                          computer problems could have a
                          negative effect on the Funds and
                          their shareholders, the Funds'
                          service providers have advised the
                          Funds that they are working to
                          avoid such problems. Because it is
                          the obligation of those service
                          providers to ensure the proper
                          functioning of their computer
                          systems, the Funds do not expect
                          to incur any material expense in
                          connection with year 2000
                          preparations.
  . Year 2000 and Fund    The Funds and their shareholders     All Funds
    portfolio             could be adversely affected if the
    investments           computer systems of the issuers in
                          which the Funds invest or those of
                          the service providers they depend
                          upon, do not properly process and
                          calculate date-related information
                          on or after January 1, 2000. If
                          such an event occurred, the value
                          of those issuer's securities could
                          be reduced.

  An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund, US Government Money Market Fund or Tax Free Money Market Fund seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in each of these Funds.

  An investment in any of the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  PERFORMANCE

  The following bar charts illustrate the risks of investing in the Funds by showing how the performance of each Fund's Class S shares varies from year to year over a 10 year period.

  Past performance is no indication of future results.



                  TAX FREE MONEY MARKET, US GOVERNMENT MONEY
                      MARKET FUND AND MONEY MARKET FUND

                       [PERFORMANCE GRAPH APPEARS HERE]

                                            US GOVERNMENT      TAX FREE
Measurement Period           MONEY MARKET   MONEY MARKET     MONEY MARKET
(Fiscal Year Covered)            FUND           FUND             FUND
---------------------        ------------   -------------    ------------
1989                             9.61%          8.98%            6.42%
1990                             8.55%          8.04%            5.99%
1991                             6.38%          5.90%            4.84%
1992                             4.11%          3.53%            3.09%
1993                             3.48%          2.88%            2.55%
1994                             4.57%          3.87%            2.83%
1995                             6.19%          5.98%            3.76%
1996                             5.64%          5.40%            3.35%
1997                             5.79%          5.59%            3.61%
1998                             5.69%          5.34%            3.36%

  During the period shown in the bar charts, each Fund had the following highest and lowest quarterly return:

                                                       BEST           WORST
                                                      QUARTER        QUARTER
                                                   ------------- ---------------
Money Market...................................... 2.46% (2Q/89) (0.80)% (4Q/93)
US Government Money Market........................ 2.23% (2Q/89) (0.67)% (4Q/93)
Tax Free Money Market............................. 1.62% (2Q/89) (0.58)% (1Q/94)

AVERAGE ANNUAL TOTAL RETURNS

 for the periods ended December 31, 1998

                                                         1 YEAR 5 YEARS 10 YEARS
                                                         ------ ------- --------
   MONEY MARKET FUND*
   Class S.............................................. 5.69%   5.57%   5.99%
   US GOVERNMENT MONEY MARKET FUND
   Class S.............................................. 5.34%   5.23%   5.54%
   TAX FREE MONEY MARKET FUND
   Class S.............................................. 3.36%   3.38%   3.97%

---------------------

* For periods prior to April 1, 1995 performance results for the Money Market Fund do not reflect deduction of all management fees.

30-Day Yields

 for the period ended December 31, 1998

                                                                         Current
                                                                         -------
   Money Market Fund--Class S...........................................  5.32%
   US Government Market Fund--Class S...................................  4.81%
   Tax Free Money Market Fund--Class S..................................  2.99%

7-Day Yields

 for the period ended December 31, 1998

                                                               Current Effective
                                                               ------- ---------
   Money Market Fund--Class S.................................  5.34%    5.48%
   US Government Market Fund--Class S.........................  4.82%    4.93%
   Tax Free Money Market Fund--Class S........................  3.29%    3.34%

7-Day Tax Equivalent Yield

 for the period ended December 31, 1998

                                                               Current Effective
                                                               ------- ---------
   Tax Free Money Market Fund.................................  5.44%
   Tax Free Money Market Fund.................................           5.53%

  To obtain current yield information, please call 1-800-787-7354.

                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

        Shareholder Fees (fees paid directly from your investment)

                                                                                           Maximum
                                                                                           Account
                                        Maximum Sales                                    Maintenance
                         Maximum Sales  Charge (Load)                                     Fees (for
                             Charge      Imposed on      Maximum                          accounts
                         (Load) Imposed  Reinvested   Deferred Sales Redemption Exchange    under
                          on Purchases    Dividends   Charge (Load)     Fees      Fees    $5,000)*
                         -------------- ------------- -------------- ---------- -------- -----------
Each Fund
 (Class S)..............      None          None           None         None      None    12.50/yr

---------------------

* The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fee will be waived for: (i) accounts held by retirement plans representing multiple participants; (ii) accounts held by trustees, officers, employees, and certain third-party contractors of FRIC and its affiliates and their spouses and children; and (iii) classes of accounts for which maintenance costs are absorbed by a third-party. In addition, the fee will be waived for accounts established before January 1, 1999. Investors considering an investment of less than the amounts stated above may wish to consider investing in FRIC's LifePoints Funds, shareholder accounts of which are not subject to an account maintenance fee. For more information, see FRIC's LifePoints Funds prospectus.

 Annual Operating Expenses (expenses that are deducted from Fund assets) (% of net assets)


                                               Other Expenses    Total                   Net
                                                 (including   Annual Fund            Annual Fund
                         Advisory Distribution Administrative  Operating     Fee      Operating
                           Fee*   (12b-1) Fees     Fees)*     Expenses*+  Waivers#**  Expenses
                         -------- ------------ -------------- ----------- ---------- -----------
Money Market Fund.......  0.20%      0.00%         0.11%         0.31%     (0.15)%      0.16%
US Government Money
 Market Fund*...........  0.20%      0.00%         0.30%         0.50%     (0.20)%      0.30%
Tax Free Money Market
 Fund...................  0.20%      0.00%         0.18%         0.38%     (0.10)%      0.28%

---------------------

* Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single Management Agreement for which each Fund paid a single fee. Since then, FRIMCo's advisory and administrative services have been provided under a separate advisory agreement and administrative agreement which provide for the fees reflected in the table.

+ If you purchase any class of Shares of the Fund through a Financial
  Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your intermediary for information concerning what additional fees, if any, will be charged.

#** FRIMCo has contractually agreed to waive, at least until April 30, 2000, a portion of its 0.25% combined advisory and administrative fees for the US Government Money Market Fund, up to the full amount of that fee for all expenses that exceed 0.30% of the average daily net assets on an annual basis. Additionally, FRIMCo has contractually agreed to waive, at least until April 30, 2000, 0.15% of its 0.25% and 0.10% of its 0.25% combined advisory and administrative fees for the Money Market Fund and Tax Free Money Market Fund, respectively.

 Example

  This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year and that operating expenses remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

  Although your actual costs may be higher or lower, under these assumptions your costs would be:

  The example does not reflect the deduction of the annual account maintenance fee imposed on Fund accounts of less than $5,000. If it did the costs shown would be higher.

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
Class S:
Money Market Fund...............................  $16     $50     $88     $201
US Government Money Market Fund.................   30      95     166      377
Tax Free Money Market Fund......................   28      88     155      352

                            MANAGEMENT OF THE FUNDS

  The Funds' investment adviser is Frank Russell Investment Management Company (FRIMCo), 909 A Street, Tacoma, Washington 98402. FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds and manages over $14 billion in more than 30 mutual fund portfolios. FRIMCo was established in 1982 to serve as the investment management arm of Frank Russell Company (Russell).

  Russell, which acts as consultant to the Funds, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides the Funds and FRIMCo with the asset management consulting services that it provides to its other consulting clients. The Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual life insurance corporation headquartered in Milwaukee, Wisconsin. It leads the US in both individual life insurance sold annually and individual life insurance in force.

  FRIMCo acts as money manager for the Money Market and US Government Money Market Funds and recommends money managers to the Tax Free Money Market Fund, oversees them, and evaluates their results. Each Funds' money manager selects the individual portfolio securities for the assets assigned to it.

  The aggregate annual rate of advisory and administrative fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Money Market Fund, 0.25%, US Government Money Market Fund, 0.25% and Tax Free Money Market Fund, 0.25%. Of these aggregate amounts 0.05% is attributable to administrative services. FRIMCo has contractually agreed to waive, at least until April 30, 2000, a portion of its 0.25% combined advisory and administrative fees for the US Government Money Market Fund, up to the full amount of that fee for all expenses that exceed 0.30% of the average daily net assets on an annual basis. Additionally, FRIMCo has contractually agreed to waive 0.15% of its 0.25% and 0.10% of its 0.25% combined advisory and administrative fees for the Money Market Fund and Tax Free Money Market Fund, respectively. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single Management Agreement for which each Fund paid a single fee. Since then, FRIMCo's advisory and administrative services are provided under a separate advisory agreement and an administrative agreement. Each Fund may also pay, in addition to the aggregate fees set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in certain portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

                              THE MONEY MANAGERS

  The Tax Free Money Market Fund allocates its assets among the money managers listed under "Money Manager Information" at the end of this Prospectus. FRIMCo, as the Funds' advisor, may change the allocation of a Fund's assets among money managers at any time. The Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits a Fund to engage or terminate a money manager at any time, subject to the approval by the Fund's Board of Trustees (Board), without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. The Funds select money managers based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in any Fund's selection or termination of a money manager.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies. Additionally, each manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each manager based on FRIMCo's assessment of the manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers' activities are subject to general oversight by the Board and the Funds' officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

                          DIVIDENDS AND DISTRIBUTIONS

Income Dividends

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and net short-term capital gains (if any), according to the following schedule:

Declared                   Payable                          Funds
--------                   -------                          -----
Daily......... 2nd to last business day of the Money Market Fund
               month                            US Government Money Market Fund
                                                Tax Free Money Market Fund

  The Funds determine net investment income immediately prior to the determination of their net asset values. This occurs at the close of the New York Stock Exchange (NYSE) (currently 4:00 p.m. Eastern Time) on each business day. Net investment income is credited daily to the accounts of shareholders of record prior to the net asset value calculation. The income is paid monthly.

Capital Gains Distributions

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare a special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that the Fund pays them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

Automatic Reinvestment

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Funds' Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions taxed as capital gains may be taxable at different rates depending on how long a Fund holds its assets.

  When you sell or exchange your shares of a Fund, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

  Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-US investors may be subject to US withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences in holding shares of a Fund.

  The Tax Free Money Market Fund intends to continue to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable years, at least 50% of the value of its total assets in municipal obligations. If the Fund satisfies this requirement, distributions from net investment income to shareholders will be exempt from federal income taxation, including the alternative minimum tax, to the extent net investment income is represented by interest on municipal obligations. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount, the dividends are treated as ordinary income, whether paid in cash or reinvested in additional shares. The Fund may invest a portion of its assets in private activity bonds, the income from which is a preference item in determining your alternative minimum tax.

  By law, a Fund must withhold 31% of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                       HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

  The net asset value per share is calculated for shares of each Fund on each business day on which shares are offered or redemption orders are tendered. A business day for the Funds includes any day on which the New York Stock Exchange (NYSE) is open for trading and the Boston Federal Reserve Bank is open. Neither the NYSE nor the Boston Federal Reserve Bank is open on national holidays. All Funds determine net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern Time).

Valuation of Portfolio Securities

  The Funds' portfolio investments are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

                            HOW TO PURCHASE SHARES

  Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at (800) RUSSEL4, (800-787-7354) for assistance in contacting an investment professional near you.

  There is currently no required minimum investment in the Funds described in this Prospectus. The Funds are designed to be used as part of an allocated investment portfolio in combination with Funds described in the Russell Funds Prospectus or Institutional Funds Prospectus of Frank Russell Investment Company (FRIC). Investment in the Funds described in this Prospectus will be applied toward any applicable required minimum initial investment with respect to other Funds.

  Financial Intermediaries may charge their customers a fee for providing investment-related services. Financial Intermediaries generally receive no compensation from the Funds or the Funds' service providers with respect to Class S Shares of the Funds.

Paying for Shares

  You may purchase shares of the Funds through a Financial Intermediary on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after the Funds' receive your order in proper form (defined in the "Written Instructions" section), and accept the order.

  All purchases must be made in US. dollars. Checks and other negotiable bank drafts must be drawn on US. banks and made payable to "Frank Russell Investment Company." The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. You will be responsible for any resulting loss to the Funds. An overdraft charge may also be applied. Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

Offering Dates and Times

  Orders must be received by the Funds prior to the following designated times:

   Close of the NYSE (currently 4:00 pm
    Eastern Time)*                       Money Market Fund
   11:45 a.m. Eastern Time               Tax Free Money Market Fund
   12:15 p.m. Eastern Time               US Government Money Market Fund

---------------------
* On days when the Public Securities Association declares an early closure of the bond market, orders for purchase of shares of the Money Market Fund must be received prior to the time of such early closure.

  Purchases can be made on any day when Fund shares are offered. Because Financial Intermedaries' processing time may vary, please ask your Financial Intermediary representative when your account will be credited.

Order and Payment Procedures

  Generally, you must place purchase orders for Fund shares through a Financial Intermediary. You may pay for your purchase by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

By Mail

  For new accounts, please mail the completed Application to your Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

By Federal Funds Wire

  You can pay for orders by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include your account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of your purchase.

By Automated Clearing House ("ACH")

  You can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company.

Automated Investment Program

  You can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. You must make a separate transfer for each Fund in which you purchase shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

Three Day Settlement Program

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

By Mail or Telephone

  Through your Financial Intermediary, you may exchange shares of any Fund you own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by FRIC through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares and, because Financial Intermediaries' processing time may vary, to find out when your account will be credited or debited. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange involves the redemption of shares, which is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request) at the next net asset value per share calculated after the Funds received the exchange request in good order.

In-Kind Exchange of Securities

  FRIMCo, in its capacity as the Funds' investment advisor, may, at its discretion, permit you to acquire Fund shares in exchange for securities you currently own. Any securities exchanged must: meet the investment objective, policies and limitations of the applicable Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have a market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. If you are contemplating an in-kind exchange you should consult your tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to the Funds and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed through your Financial Intermediary on any business day the Funds are open at the next net asset value per share calculated after the Funds' Transfer Agent receives an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure payment has been collected.

Redemption Dates and Times

  Redemption requests must be placed through a Financial Intermediary and received by the Funds prior to the following designated times. Because Financial Intermediaries' processing times may vary, please ask your Financial Intermediary representative when your account will be debited. Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

   Close of the NYSE (currently 4:00 pm
    Eastern Time)*                       Money Market Fund
   11:45 a.m. Eastern Time               Tax Free Money Market Fund
   12:15 p.m. Eastern Time               US Government Money Market Fund

---------------------
* On days when the Public Securities Association declares an early closure of the bond market, orders for purchase of shares of the Money Market Fund must be received prior to the time of such early closure.

By Mail or Telephone

  You may redeem your shares by calling or writing to your Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

Systematic Withdrawal Program

  The Funds offer a systematic withdrawal program which allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

Accounts in Street Name

  Many brokers, employee benefit plans and bank trusts combine their client's Fund holdings in a single omnibus account with the Funds held in the brokers', plans', or bank trusts' own name or "street name." Therefore, if you hold Fund shares through a brokerage account, employee benefit plan or bank trust fund, the Funds may have records only of the omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Fund shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Fund shares are held in an omnibus account.

                        PAYMENT OF REDEMPTION PROCEEDS

By Check

  When you redeem your shares, a check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form.

By Wire

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after the Funds receive your redemption request. The Funds may charge a fee to cover the cost of sending a wire transfer for redemptions less than $1,000, and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to US commercial banks that are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

  Proper Form: Written instructions must be in proper form. They must include:

    A description of the request
    The name of the Fund(s)
    The class of shares, if applicable
    The account number(s)
    The amount of money or number of shares being purchased, exchanged, transferred or redeemed
    The name(s) on the account(s)
    The signature(s) of all registered account owners
    For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

Signature Requirements Based on Account Type

  Account Type                  Requirements for Written Requests
-------------------------------------------------------------------------------
  Individual, Joint Tenants,    Written instructions must be signed by each
  Tenants in Common             shareholder, exactly as the names appear in the
                                account registration.
-------------------------------------------------------------------------------
  UGMA or UTMA (custodial       Written instructions must be signed by the
  accounts for minors)          custodian in his/her capacity as it appears in
                                the account registration.
-------------------------------------------------------------------------------
  Corporation, Association      Written instructions must be signed by
                                authorized person(s), stating his/her capacity
                                as indicated by the corporate resolution to act
                                on the account. A copy of the corporate
                                resolution, certified within the past 90 days,
                                authorizing the signer to act.
-------------------------------------------------------------------------------
  Estate, Trust, Pension,       Written instructions must be signed by all
  Profit Sharing Plan           trustees. If the name of the trustee(s) does
                                not appear in the account registration, please
                                provide a copy of the trust document certified
                                within the last 60 days.
-------------------------------------------------------------------------------
  Joint tenancy shareholders    Written instructions must by signed by the
  whose co-tenants are          surviving tenant(s). A certified copy of the
  deceased                      death certificate must accompany the request.

Signature Guarantee

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Call your financial institution to see if it has the ability to guarantee a signature.

                               ACCOUNT POLICIES

Third Party Transactions

  If you purchase Fund shares as part of a program of services offered by a Financial Intermediary, you may be required to pay additional fees. You should contact your Financial Intermediary for information concerning what additional fees, if any, may be charged.

Redemption In-Kind

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges.

                             FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share throughout each year or period ended December 31. The total returns in the table represent how much your investment in the Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

Money Market Fund--Class S Shares

                                   1998      1997     1996     1995     1994
                                 ---------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year........................... $  1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                                 ---------  -------  -------  -------  -------
Income From Investment
 Operations:
  Net investment income.........     .0553    .0563    .0549    .0601    .0447
                                 ---------  -------  -------  -------  -------
Less Distributions:
  Net investment income.........    (.0553)  (.0563)  (.0549)  (.0601)  (.0447)
                                 ---------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year........................... $  1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                                 =========  =======  =======  =======  =======
Total Return (%)(a).............      5.69     5.79     5.63     6.19     4.57
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average daily net
   assets (a)...................       .16      .08      .05      .06      .05
  Operating expenses, gross, to
   average daily net assets
   (a)..........................       .31      .30      .30      .26      .05
  Net investment income to
   average net assets (a).......      5.54     5.65     5.49     6.01     4.49
  Net assets, end of year ($000
   omitted)..................... 1,605,026  926,283  496,932  533,643  502,302

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

US Government Money Market Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income...........    .0520    .0545    .0526    .0580    .0380
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........   (.0520)  (.0545)  (.0526)  (.0580)  (.0380)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                                    =======  =======  =======  =======  =======
Total Return (%)..................     5.34     5.59     5.40     5.98     3.87
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average daily net assets.......      .32      .20      .25      .32      .57
  Operating expenses, gross, to
   average daily net assets.......      .55      .41      .50      .51      .57
  Net investment income to average
   daily net assets...............     5.20     5.44     5.27     5.82     3.91
  Net assets, end of year ($000
   omitted).......................  166,224  187,412  239,725  149,941  112,077

Tax Free Money Market Fund--Class S Shares

                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year.............................  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                                    -------  -------  -------  -------  -------
Income from Investment Operations:
  Net investment income...........    .0331    .0355    .0329    .0370    .0279
                                    -------  -------  -------  -------  -------
Less Distributions:
  Net investment income...........   (.0331)  (.0355)  (.0329)  (.0370)  (.0279)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Year......  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                                    =======  =======  =======  =======  =======
Total Return (%)..................     3.36     3.61     3.35     3.76     2.83
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average daily net assets.......      .34      .28      .42      .48      .40
  Operating expenses, gross, to
   average daily net assets.......      .44      .38      .42      .48      .40
  Net investment income to average
   daily net assets...............     3.29     3.55     3.28     3.69     2.84
  Net assets, end of year ($000
   omitted).......................  194,663  130,725  102,207   78,000  100,819

                           MONEY MANAGER INFORMATION

  The money managers identified below, other than the money manager for the Money Market and US Government Money Market Funds, have no affiliations with the Funds or the Funds' service providers other than their management of Fund assets. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in FRIC, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.

                               MONEY MARKET FUND

  Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

                        US GOVERNMENT MONEY MARKET FUND

  Frank Russell Investment Management Company. See: Money Market Fund.

                          TAX FREE MONEY MARKET FUND

  Weiss, Peck & Greer, L.L.C., One New York Plaza, 30th Floor, New York, NY
10004.

  IN CONSIDERING INVESTMENT IN THE FUNDS, DO NOT RELY ON ANY INFORMATION UNLESS IT IS CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS HAVE NOT AUTHORIZED ANYONE TO ADD ANY INFORMATION OR TO MAKE ANY ADDITIONAL STATEMENTS ABOUT THE FUNDS. THE FUNDS MAY NOT BE AVAILABLE IN SOME JURISDICTIONS OR TO SOME PERSONS. THE FACT THAT YOU HAVE RECEIVED THIS PROSPECTUS SHOULD NOT, IN ITSELF, BE TREATED AS AN OFFER TO SELL FUND SHARES TO YOU. CHANGES IN THE AFFAIRS OF THE FUNDS OR IN THE FUNDS' MONEY MANAGERS MAY OCCUR AFTER THE DATE ON THE COVER PAGE OF THIS PROSPECTUS. THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED TO REFLECT ANY MATERIAL CHANGES TO THE INFORMATION IT CONTAINS.

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the reports and the SAI, and may request other information, by contacting your Financial Intermediary or the Funds at:

     Frank Russell Investment Company
     909 A Street
     Tacoma, WA 98402
     800-787-7354
     Fax: 253-591-3495
     www.russell.com

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can obtain copies of this information upon paying a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Reports and other information about the Funds are also available on the Commission's Internet website at http://www.sec.gov.

FRANK RUSSELL INVESTMENT COMPANY
Class S Shares:

 Money Market Fund
 US Government Money Market Fund
 Tax Free Money Market Fund

                                    Distributor: Russell Fund Distributors, Inc.
[LOGO OF RUSSELL APPEARS HERE]                             SEC File No. 811-3153
                                                                36-08-059 (5/99)

++++++++++++++++++++++
+TAX ADVANTAGED FUNDS+
++++++++++++++++++++++

                                                FRANK RUSSELL INVESTMENT COMPANY

Tax Advantaged Funds

PROSPECTUS

EQUITY T FUND - CLASS S SHARES

TAX EXEMPT BOND FUND - CLASS C, E AND S SHARES

TAX FREE MONEY MARKET FUND - CLASS S SHARES

MAY 1, 1999

909 A STREET, TACOMA, WA 98402  .  800-787-7354  .  253-627-7001

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

                                                               [LOGO OF RUSSELL]

                               TABLE OF CONTENTS

Risk/Return Summary......................................................... 3
  Investment Objectives and Principal Investment Strategies.................   3
  Principal Risks...........................................................   6
  Performance...............................................................   9
  Fees and Expenses.........................................................  11
Summary Comparison of the Funds.............................................  12
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  13
Management of the Funds.....................................................  14
The Money Managers..........................................................  16
Dividends and Distributions.................................................  16
Taxes.......................................................................  17
How Net Asset Value Is Determined...........................................  18
Distribution and Shareholder Servicing Arrangements.........................  19
How to Purchase Shares......................................................  19
Exchange Privilege..........................................................  21
How to Redeem Shares........................................................  22
Payment of Redemption Proceeds..............................................  23
Written Instructions........................................................  23
Account Policies............................................................  24
Financial Highlights........................................................  25
Money Manager Information...................................................  27

                              RISK/RETURN SUMMARY

           INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Equity T Fund

  Investment Objective. To provide capital growth on an after-tax basis by investing principally in equity securities.

  Principal Investment Strategies. The Equity T Fund invests primarily in equity securities of US companies, although the Fund may invest a limited portion in non-US firms from time to time.

  The Fund generally pursues a market-oriented style of security selection based on quantitative investment models. This style emphasizes investments in companies that, on a long-term basis, appear to be undervalued relative to their growth prospects, and may include both growth and value securities.

  The Fund seeks to realize capital growth while minimizing shareholder tax consequences arising from the Fund's portfolio management activities. In its attention to tax consequences of its investment decisions, the Fund differs from most equity mutual funds, which are managed to maximize pre-tax total return without regard whether their portfolio management activities result in taxable distributions to shareholders.

  The Fund is designed for long-term investors who seek to minimize the impact of taxes on their investment returns. The Fund is not designed for short-term investors or for tax-deferred investment vehicles such as IRAs and 401(k) plans.

  The Fund intends to minimize its taxable distributions to shareholders in two ways:

  . First, the Fund strives to realize its returns as capital gains, and not as investment income, under US tax laws. To do so, the Fund typically buys stocks with the intention of holding them long enough to qualify for capital gain tax treatment.

  . Second, the Fund attempts to minimize its realization of capital gains and to offset any such realization with capital losses. To do so, when the Fund sells shares of an appreciated portfolio security, it seeks to minimize the resulting capital gains by first selling the shares for which the Fund paid the highest price. Further the Fund attempts to offset those capital gains with matching capital losses by simultaneously selling shares of depreciated portfolio securities.

  If large shareholder redemptions occur unexpectedly, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains. This could temporarily reduce the Fund's tax efficiency. Also, as the Fund matures, it may hold individual securities that have appreciated so significantly that it would be difficult for the Fund to sell them without realizing net capital gains.

  The Fund selects and holds portfolio securities based on its assessment of their potential for long term total returns. The Fund uses a dividend discount model to gauge securities' anticipated returns relative to their industry peers. This model forecasts the expected future dividends of individual securities, and calculates the expected return at the current share price. The Fund identifies securities that exhibit superior total return prospects. From among those securities, using a quantitative after-tax model, the Fund chooses stocks from a variety of economic sectors and industries, generally in the proportions that those sectors and industries are represented in the S&P 500 Index.

  The Fund may be forced to realize capital gains or income, which indirectly affects all of its shareholders, when a shareholder redeems Fund shares. To offset the potentially negative effects that redemptions can have on the Fund's strategy of tax efficiency and to contain costs, the Fund charges redeeming shareholders a fee equal to one percent of the value of their redemption. The fee is paid directly to the Fund and therefore tends to be advantageous to long-term investors and disadvantageous to short-term investors. The redemption fee does not apply to redemptions in kind.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more Frank Russell Investment Company (FRIC) money market Funds.

  Additionally, the Fund may lend up to one-third of its portfolio securities to earn additional income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Tax Exempt Bond Fund

  Investment Objective. To provide a high level of federal tax-exempt current income by investing primarily in a diversified portfolio of investment grade municipal securities.

  Principal Investment Strategies. The Tax Exempt Bond Fund concentrates its investments in investment-grade municipal debt obligations providing tax-exempt interest income. Specifically, these obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, or multi-state agencies or authorities to obtain funds to support special government needs or special projects.

  The average weighted duration of the Fund's portfolio typically ranges within ten percent of the average weighted duration of the Lehman Brothers 1-10 Year Municipal Bond Index, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund employs multiple money managers, each with its own expertise in the municipal bond market. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may lend up to one-third of its portfolio securities to earn additional income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Tax Free Money Market Fund

  Investment Objective. To provide the maximum current income exempt from federal income tax that is consistent with the preservation of capital and liquidity, and the maintenance of a $1.00 per share net asset value by investing in short-term municipal obligations.

  Principal Investment Strategies. The Tax Free Money Market Fund invests in a portfolio of high quality short-term debt securities maturing in 397 days or less. The dollar-weighted average maturity of the Fund's portfolio will be 90 days or less.

  The Fund invests almost exclusively in investment-grade municipal debt obligations providing tax-exempt interest income. Specifically, these obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, or multi-state agencies or authorities to obtain funds to support special government needs or special projects.

  Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements are generally letters of credit from foreign or domestic banks.

                                PRINCIPAL RISKS

  An investment in the Funds, like any investment, has risks. The value of each Fund fluctuates, and you could lose money. The following table describes principal types of risks that the Funds are subject to and lists next to each description the Funds most likely to be affected by the risk. A Fund that is not listed may hold portfolio investments that are subject to one or more of the risks, but will not do so in a way that is expected to principally affect the performance of the Fund as a whole. Please refer to the Funds' Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and investment practices employed.

 Risk Associated With               Description                   Relevant Fund
 -------------------- --------------------------------------      -------------
 Multi-manager        The investment styles employed by a      Tax Exempt Bond
 approach             Fund's money managers may not be
                      complementary. The interplay of the
                      various strategies employed by a
                      Fund's multiple money managers may
                      result in the Fund's holding a
                      concentration of certain types of
                      securities. This concentration may be
                      beneficial or detrimental to the
                      Fund's performance depending upon the
                      performance of those securities and
                      the overall economic environment. The
                      multiple manager approach could result
                      in a high level of portfolio turnover,
                      resulting in higher Fund brokerage
                      expenses and increased tax liability
                      from the Fund's realization of capital
                      gains
 Equity securities    The value of equity securities will      Equity T
                      rise and fall in response to the
                      activities of the company that issued
                      the stock, general market conditions,
                      and/or economic conditions.
  . Value Stocks      Investments in value stocks are          Equity T
                      subject to risks that (i) their
                      intrinsic values may never be realized
                      by the market or (ii) such stock may
                      turn out not to have been undervalued.
  . Growth Stocks     Growth company stocks may provide        Equity T
                      minimal dividends that can cushion
                      stock prices in a market decline. The
                      value of growth company stocks may
                      rise and fall dramatically based, in
                      part, on investors' perceptions of the
                      company rather than on fundamental
                      analysis of the stocks.
  . Market-Oriented   Market-oriented investments are          Equity T
    Investments       generally subject to the risks
                      associated with growth and value
                      stocks.

 Risk Associated With               Description                   Relevant Fund
 -------------------- --------------------------------------      -------------
 Fixed-income         Prices of fixed-income securities rise   Tax Exempt Bond
 securities           and fall in response to interest rate    Tax Free Money
                      changes. Generally, when interest         Market
                      rates rise, prices of fixed-income
                      securities fall. The longer the
                      duration of the security, the more
                      sensitive the security is to this
                      risk. A 1% increase in interest rates
                      would reduce the value of a $100 note
                      by approximately one dollar if it had
                      a one year duration, but would reduce
                      its value by approximately fifteen
                      dollars if it had a 15 year duration.
                      There is also a risk that one or more
                      of the securities will be downgraded
                      in credit rating or go into default.
                      Lower-rated bonds generally have
                      higher credit risks.
 Municipal            Municipal obligations are affected by    Tax Exempt Bond
 Obligations          economic, business or political          Tax Free Money
                      developments. These securities may be     Market
                      subject to provisions of litigation,
                      bankruptcy and other laws affecting
                      the rights and remedies of creditors,
                      or may become subject to future laws
                      extending the time for payment of
                      principal and/or interest, or limiting
                      the rights of municipalities to levy
                      taxes.
 Credit and           Adverse changes in a guarantor's         Tax Free Money
 Liquidity            credit quality if contemporaneous with   Market
 Enhancements         adverse changes in the guaranteed
                      security could cause losses to a Fund
                      and may affect its net asset value.
 Exposing Liquidity   By exposing its liquidity reserves to    Equity T
 Reserves to          the equity market, a Fund's
 Equity Markets       performance tends to correlate more
                      closely to the performance of the
                      market as a whole. Although this
                      increases a Fund's performance if
                      equity markets rise, it reduces a
                      Fund's performance if equity markets
                      decline.
 Securities Lending   If a borrower of a Fund's securities     Equity T
                      fails financially, the Fund's recovery   Tax Exempt Bond
                      of the loaned securities may be
                      delayed or the Fund may lose its
                      rights to the collateral.

 Risk Associated With                Description                  Relevant Fund
 -------------------- -----------------------------------------   -------------
 Year 2000
  . Year 2000 and     The Funds' operations depend on the           All Funds
    Fund operations   smooth functioning of their service
                      providers' computer systems. The Funds
                      and their shareholders could be adversely
                      affected if those computer systems do not
                      properly process and calculate date-
                      related information on or after January
                      1, 2000. Many computer software systems
                      in use today cannot distinguish between
                      the year 2000 and the year 1900. Although
                      year 2000-related computer problems could
                      have a negative effect on the Funds and
                      their shareholders, the Funds' service
                      providers have advised the Funds that
                      they are working to avoid such problems.
                      Because it is the obligation of those
                      service providers to ensure the proper
                      functioning of their computer systems,
                      the Funds do not expect to incur any
                      material expense in connection with year
                      2000 preparations.
  . Year 2000 and     The Funds and their shareholders could be     All Funds
    Fund portfolio    adversely affected if the computer
    investments       systems of the issuers in which the Funds
                      invest or those of the service providers
                      they depend upon, do not properly process
                      and calculate date-related information on
                      or after January 1, 2000. If such an
                      event occurred, the value of those
                      issuer's securities could be reduced.

  An investment in any of the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  PERFORMANCE

  The following bar charts illustrate the risks of investing in the Funds by showing how the performance of each Fund's Class S shares varies from year to year over a 10 year period (or, if a Fund has not been in operation for 10 years, since the beginning of operations of such Fund). The return for the other classes of shares offered by this Prospectus for the Tax Exempt Bond Fund will differ from the Class S returns shown in the bar chart, depending upon the fees and expenses of that class. The chart does not reflect any account maintenance fee or any fee that you may be required to pay upon redemption of the Fund's shares. Any such charge will reduce your return.

  Past performance is no indication of future results.

                   TAX FREE MONEY MARKET, TAX EXEMPT BOND
                         CLASS S AND EQUITY T FUNDS

                      [PERFORMANCE GRAPH APPEARS HERE]

Measurement Period                       TAX EXEMPT    TAX FREE MONEY
(Fiscal Year Covered)        EQUITY T   BOND CLASS S    MARKET FUND
---------------------        --------   ------------   --------------
1989                                        6.95%           6.42%
1990                                        6.12%           5.99%
1991                                        7.64%           4.84%
1992                                        5.85%           3.09%
1993                                        6.58%           2.55%
1994                                       (0.54%)          2.83%
1995                                        7.81%           3.76%
1996                                        3.07%           3.35%
1997                          31.73%        4.92%           3.61%
1998                          32.08%        4.82%           3.36%

  During the period shown in the bar charts, each Fund had the following highest and lowest quarterly return:

                                                     Best            Worst
                                                    Quarter         Quarter
                                                 -------------  ---------------
Equity T........................................ 23.71% (4Q/98) (10.12)% (3Q/98)
Tax Exempt Bond.................................  3.27% (2Q/89)  (1.59)% (1Q/94)
Tax Free Money Market...........................  1.62% (2Q/89)  (0.58)% (1Q/94)

  The following table further illustrates the risks of investing in the Funds by showing how each Fund's average annual returns for 1, 5 and 10 years (or, if a Fund has not been in operation for 10 years, since the beginning of operations of such Fund) compare with the returns of certain indexes that measure broad market performance.

Average annual total returns*

 for the periods ended December 31, 1998

                                                                      Since
                                          1 Year  5 Years 10 Years Inception**
                                          ------  ------- -------- -----------
   Equity T Fund**
   Class S............................... 32.08%    --       --       31.66%
   S&P 500 Composite Stock Price Index... 28.76     --       --       30.76
   Tax Exempt Bond Fund#
   Class S...............................  4.82    3.98%    5.30%       --
   Salomon Smith Barney 3-Month Treasury
    Bill Index...........................  5.05    5.10     5.44        --
   Tax Free Money Market Fund
   Class S...............................  3.36    3.38     3.97        --

---------------------

* No returns are shown for Class C or Class E Shares of the Tax Exempt Bond Fund because those shares were not issued during the periods shown. Had the Rule 12b-1 distribution fees and shareholder servicing fees for Class C Shares and the shareholder servicing fees for Class E Shares been reflected in the returns shown for Class S Shares, the returns shown would have been lower.

** The Equity T Fund commenced operations on October 7, 1996.

# The performance of the Tax Exempt Bond Fund prior to January 1, 1999 reflects a higher management fee than is currently borne by the Fund.

30-Day Yields*

 for the period ended December 31, 1998

                                                                         Current
                                                                         -------
   Tax Exempt Bond--Class S*............................................  2.97%
   Tax Free Money Market Fund--Class S..................................  2.99%

---------------------

* No Yields for Class C or E Shares of the Tax Exempt Bond Fund are shown because those shares were not issued during the period shown.

7-Day Yields

 for the period ended December 31, 1998

                                                               Current Effective
                                                               ------- ---------
   Tax Free Money Market Fund--Class S........................  3.29%    3.34%

Tax Equivalent Yields

 for the period ended December 31, 1998

                                                               Current Effective
                                                               ------- ---------
   30-Day Tax Equivalent Yield:
   Tax Exempt Bond--Class S*..................................  4.92%
   7-Day Tax Equivalent Yield:
   Tax Free Money Market Fund.................................  5.44%
   Tax Free Money Market Fund.................................           5.53%

---------------------

* No Yields are shown for Class C or Class E Shares of the Tax Exempt Bond Fund because those shares were not issued during the period shown.

  To obtain current yield information, please call 1-800-787-7354.

                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

        Shareholder Fees (fees paid directly from your investment)

                                                                                            Maximum
                                        Maximum Sales                                       Account
                         Maximum Sales  Charge (Load)                                     Maintenance
                             Charge      Imposed on      Maximum                           Fees (for
                         (Load) Imposed  Reinvested   Deferred Sales Redemption Exchange accounts under
                          on Purchases    Dividends   Charge (Load)     Fees      Fees      $5,000)*
                         -------------- ------------- -------------- ---------- -------- --------------
Tax Exempt Bond Fund
 (Class C)..............      None          None           None         None      None     $12.50/yr
Tax Exempt Bond Fund
 (Class E)..............      None          None           None         None      None     $12.50/yr
Each Fund (Class S).....      None          None           None         None      None     $12.50/yr

---------------------

* Applicable to Tax Exempt Bond Fund only. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fee will be waived for: (i) accounts established before July 1, 1998; (ii) accounts held by retirement plans representing multiple participants; (iii) accounts held by trustees, officers, employees, and certain third-party contractors of FRIC and its affiliates and their spouses and children; and (iv) classes of accounts for which maintenance costs are absorbed by a third-party. Investors considering an investment of less than $5,000 in the Tax Exempt Bond Fund may wish to consider investing in FRIC's LifePoints Funds, shareholder accounts of which are not subject to an account maintenance fee. For more information see FRIC's LifePoints Funds Prospectus.

Annual Operating Expenses (expenses that are deducted from the Fund assets) (%
                              of net assets)

                                                Other Expenses    Total                  Net
                                                  (including   Annual Fund           Annual Fund
                         Advisory Distribution  Administrative  Operating     Fee     Operating
                           Fee+   (12b-1) Fees#     Fees)*     Expenses#+  Waivers** Expenses**
                         -------- ------------- -------------- ----------- --------- -----------
Equity T Fund--Class S
 .......................  0.70%       0.00%         0.24%         0.94%       --        0.94%
Tax Exempt Bond Fund--
 Class C................  0.30%       0.75%         0.51%         l.56%       --        1.56%
Tax Exempt Bond Fund--
 Class E................  0.30%       0.00%         0.51%         0.81%       --        0.81%
Tax Exempt Bond Fund--
 Class S ...............  0.30%       0.00%         0.26%         0.56%       --        0.56%
Tax Free Money Market
 Fund--Class S..........  0.20%       0.00%         0.18%         0.38%      (.10)%     0.28%

---------------------

+ If you purchase any class of Shares of the Funds through a financial intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your financial intermediary for information concerning what additional fees, if any, will be charged. Each Fund may also pay, in addition to the fee set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

# Pursuant to the rules of the National Association of Securities Dealers, Inc. (NASD), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Class C Shares of the Funds rather than on a per shareholder basis. Therefore, long-term shareholders of the Class C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

* Annual Class C and Class E Shares operating expenses for the Tax Exempt Bond Fund are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. "Other Expenses" for Class E and Class C Shares of the Tax Exempt Bond Fund include a shareholder servicing fee of 0.25% of average daily net assets of the Fund's Class C Shares and Class E Shares, respectively. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single Management Agreement for which each Fund paid a single fee. Since then, FRIMCo's advisory and administrative services have been provided under a separate advisory agreement and administrative agreement which provide for the fees reflected in the table.

** FRIMCo has contractually agreed to waive, at least until April 30, 2000, 0.10% of its 0.25% combined advisory and administrative fees for the Tax Free Money Market Fund.

 Example

  This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year and that operating expenses remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The example does not reflect the deduction of an annual $12.50 account maintenance fee imposed on accounts with less than the required minimum balance. If it did, the costs shown would be higher.

  Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
Equity T Fund--Class S..........................  $94    $296    $519    $1,182
Tax Exempt Bond Fund--Class C...................  156     492     862     1,962
Tax Exempt Bond Fund--Class E...................   81     255     448     1,019
Tax Exempt Bond Fund--Class S...................   56     177     309       704
Tax Free Money Market Fund--Class S.............   28      88     155       352

                        SUMMARY COMPARISON OF THE FUNDS

                                 Anticipated   Maximum
                                   Equity       Debt
    Fund                         Investments Investments         Focus
    ----                         ----------- -----------         -----
Equity T Fund...................   65-100%       35%     Capital growth
Tax Exempt Bond Fund............        0%      100%     Maximum current income
Tax Free Money Market Fund......        0%      100%     Maximum current income

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds are offered through certain bank trust departments, registered investment advisers, broker-dealers or other financial services organizations that have been selected by the Funds' adviser or distributor (Financial Intermediaries). The Funds are designed to provide a means for investors to use Frank Russell Investment Management Company's (FRIMCo) and Frank Russell Company's (Russell) "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Funds divide responsibility for corporate management and investment advice between FRIMCo and a number of different money managers.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  The Funds believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. The Funds believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes employing a multi-style, multi-manager approach.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. For this reason, no single manager has consistently outperformed the market over extended periods. Although performance cycles tend to repeat themselves, they do not do so predictably.

  The Funds believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within subsets or styles of specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. The Funds combine these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to the risk of any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

  The Funds conduct their business through a number of service providers, who act on behalf of the Funds. FRIMCo, the Funds' administrator and investment adviser, performs the Funds' day to day corporate management and oversees the Funds' money managers. Each of the Funds' money managers makes all investment decisions for the portion of the Fund assigned to it by FRIMCo. The Funds' custodian, State Street Bank, maintains custody of all of the Funds' assets. FRIMCo, in its capacity as the Funds' transfer agent, is responsible for maintaining the Funds' shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

                            MANAGEMENT OF THE FUNDS

  The Funds' investment adviser is FRIMCo, 909 A Street, Tacoma, Washington 98402. FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds and manages over $14 billion in more than 30 mutual fund portfolios. FRIMCo was established in 1982 to serve as the investment management arm of Russell.

  Russell, which acts as consultant to the Funds, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides the Funds and FRIMCo with the asset management consulting services that it provides to its other consulting clients. The Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual life insurance corporation headquartered in Milwaukee, Wisconsin. It leads the US in both individual life insurance sold annually and individual life insurance in force.

  FRIMCo recommends money managers to the Funds, allocates Fund assets among them, oversees them, and evaluates their results. FRIMCo also oversees the management of the Funds' liquidity reserves. The Funds' money managers select the individual portfolio securities for the assets assigned to them.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    June 1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, Tax Exempt Bond and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since June
    1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Fixed Income I, Fixed Income III, Diversified Bond, Short Term Bond, Tax Exempt Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since April
    1994. Ms. Carter, jointly with another portfolio manager listed in this section, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager listed in this section, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Funds' liquidity portfolios on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . C. Nola Kulig, who has been a Portfolio Manager of FRIMCo since January
    1996. From 1994 to 1995, Ms. Kulig was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Kulig was Senior Research Analyst with Russell. Ms. Kulig, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Russell. Mr. Trittin, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  The aggregate annual rate of advisory and administrative fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Equity T Fund, 0.75%; Tax Exempt Bond Fund, 0.35%; and Tax Free Money Market Fund, 0.25%. Of these aggregate amounts 0.05% is attributable to administrative services. FRIMCo has contractually agreed to waive 0.10% of its 0.25% combined advisory and administrative fees for the Tax Free Money Market Fund. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single Management Agreement for which each Fund paid a single fee. Since then, FRIMCo's advisory and administrative services are provided under a separate advisory agreement and an administrative agreement. Each Fund may also pay, in addition to the aggregate fees set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

                              THE MONEY MANAGERS

  Each Fund allocates its assets among the money managers listed under "Money Manager Information" at the end of this Prospectus. FRIMCo, as the Funds' advisor, may change the allocation of a Fund's assets among money managers at any time. The Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits a Fund to engage or terminate a money manager at any time, subject to the approval by the Fund's Board of Trustees (Board), without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. The Funds select money managers based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in any Fund's selection or termination of a money manager.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies. Additionally, each manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each manager based on FRIMCo's assessment of the manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers' activities are subject to general oversight by the Board and the Funds' officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

  J.P. Morgan Investment Management, Inc. ("Morgan") manages the Equity T Fund. Robin Chance is the individual responsible for the management of the Fund. Ms. Chance, Vice President and member of the Structured Equity Group, has responsibility for tax aware structured equity strategies. Ms. Chance joined Morgan in 1987. Ms. Chance is a CFA and a graduate of the of the University of Pennsylvania's Management and Technology Program, also earning an MBA from New York University's Stern School of Business.

                          DIVIDENDS AND DISTRIBUTIONS

Income Dividends

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and net short-term capital gains (if any), according to the following schedule:

Declared                      Payable                          Funds
--------                      -------                          -----
Daily......... 2nd to last business day of the month Tax Free Money Market Fund
Monthly....... Early in the following month          Tax Exempt Bond Fund
Annually...... Mid-December                          Equity T Fund

  The Tax Free Money Market Fund determines net investment income immediately prior to the determination of its net asset values. This occurs at the close of the New York Stock Exchange (NYSE) (currently 4:00 p.m. Eastern Time) on each business day. Net investment income is credited daily to the accounts of shareholders of record prior to the net asset value calculation. The income is paid monthly.

Capital Gains Distributions

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare a special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that the Fund pays them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

Buying a Dividend

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

Automatic Reinvestment

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Funds' Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions taxed as capital gains may be taxable at different rates depending on how long a Fund holds its assets.

  When you sell or exchange your shares of a Fund, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

  Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-US investors may be subject to US withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences in holding shares of a Fund.

  Any foreign taxes paid by a Fund on its investments may be passed through to its shareholders as foreign tax credits.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Equity T Fund will generally qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax professional with respect to the applicability of these rules.

  Although Equity T Fund is managed to minimize the amount of capital gains realized during a particular year, the realization of capital gains is not entirely within the Fund's or its money manager's control. Shareholder purchase and redemption activity, as well as the Fund's performance, will impact the amount of capital gains realized. Capital gains distributions by Equity T Fund may vary considerably from year to year.

  The Tax Exempt Bond and Tax Free Money Market Funds intend to continue to qualify to pay "exempt-interest dividends" to their shareholders by maintaining, as of the close of each quarter of their taxable years, at least 50% of the value of their total assets in municipal obligations. If the Funds satisfy this requirement, distributions from net investment income to shareholders will be exempt from federal income taxation, including the alternative minimum tax, to the extent that net investment income is represented by interest on municipal obligations. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount, the dividends are treated as ordinary income, whether paid in cash or reinvested in additional shares. The Funds may invest a portion of their assets in private activity bonds, the income from which is a preference item in determining your alternative minimum tax.

  By law, a Fund must withhold 31% of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                       HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For Equity T and Tax Exempt Bond Funds, a business day is one on which the New York Stock Exchange (NYSE) is open for trading. A business day for the Tax Free Money Market Fund includes any day on which the NYSE is open for trading and the Boston Federal Reserve Bank is open. Neither the NYSE nor the Boston Federal Reserve Bank is open on national holidays. Each Fund determines net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern Time).

Valuation of Portfolio Securities

  Securities held by the Funds are typically priced using market quotations or pricing services when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities. The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

  The Tax Free Money Market Fund's portfolio investments are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. Money market instruments maturing within 60 days of the valuation date held by the Equity T and Tax Exempt Bond Funds are also valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

                         DISTRIBUTION AND SHAREHOLDER
                            SERVICING ARRANGEMENTS

  The Tax Exempt Bond Fund offers multiple classes of shares: Class C Shares, Class E Shares and Class S Shares. The Equity T and Tax Free Money Market Funds offer Class S Shares only.

    Class C Shares participate in the Tax Exempt Bond Fund's Rule 12b-1 distribution plan and in the Fund's shareholder servicing plan. Under the distribution plan, the Tax Exempt Bond Fund's Class C shares pay distribution fees of 0.75% annually for the sale and distribution of Class C shares. Under the shareholder servicing plan, the Fund's Class C shares pay shareholder servicing fees of 0.25% annually for services provided to Class C shareholders. Because both of these fees are paid out of the Tax Exempt Bond Fund's Class C share assets on an ongoing basis, over time these fees will increase the cost of a Class C share investment in the Tax Exempt Bond Fund, and the distribution fee may cost an investor more than paying other types of sales charges.

    Class E Shares participate in the Tax Exempt Bond Fund's shareholder servicing plan. Under the shareholder servicing plan, the Tax Exempt Bond Fund's Class E shares pay daily fees equal to 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder servicing fees are paid out of the Tax Exempt Bond Fund's Class E share assets on an ongoing basis, and over time will increase the cost of your investment in the Tax Exempt Bond Fund.

    Class S Shares of the Tax Exempt Bond Fund participate in neither the Fund's distribution plan nor the Fund's shareholder services plan. Class S Shares of the Equity T and Tax Free Money Market Funds do not participate in any distribution plan or shareholder servicing plan.

                            HOW TO PURCHASE SHARES

  Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at (800) RUSSEL4, (800-787-7354) for assistance in contacting an investment professional near you.

  There is currently no required minimum investment in the Funds described in this Prospectus. The Funds are designed to be used as part of an allocated investment portfolio in combination with Funds described in FRIC's Russell Funds Prospectus or Institutional Funds Prospectus. Investment in the Funds described in this Prospectus will be applied toward any applicable required minimum initial investment with respect to other Funds.

  Financial Intermediaries may charge their customers a fee for providing investment-related services. Financial Intermediaries generally receive no compensation from the Funds or the Funds' service providers with respect to Class S Shares of the Funds. Financial Intermediaries may receive shareholder servicing compensation from the Funds' Distributor with respect to Class C and Class E shares of the Tax Exempt Bond Fund and distribution compensation with respect to Class C shares of the Tax Exempt Bond Fund.

Paying for Shares

  You may purchase shares of the Funds through a Financial Intermediary on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after the Funds' receive your order in proper form (defined in the "Written Instructions" section), and accept the order.

  All purchases must be made in US. dollars. Checks and other negotiable bank drafts must be drawn on US. banks and made payable to "Frank Russell Investment Company." The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. You will be responsible for any resulting loss to the Funds. An overdraft charge may also be applied. Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

Offering Dates and Times

  Orders must be received by the Funds prior to the following designated times:

   Close of the NYSE (currently 4:00 pm
    Eastern Time)                        Equity T and Tax Exempt Bond Funds
   11:45 a.m. Eastern Time               Tax Free Money Market Fund

  Purchases can be made on any day when Fund shares are offered. Because Financial Intermedaries' processing time may vary, please ask your Financial Intermediary representative when your account will be credited.

Order and Payment Procedures

  Generally, you must place purchase orders for Fund shares through a Financial Intermediary. You may pay for your purchase by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

By Mail

  For new accounts, please mail the completed Application to your Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

By Federal Funds Wire

  You can pay for orders by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include your account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of your purchase.

By Automated Clearing House ("ACH")

  You can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company.

Automated Investment Program

  You can make regular investments (minimum $50) in the Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. You must make a separate transfer for each Fund in which you purchase shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

Three Day Settlement Program

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

By Mail or Telephone

  Through your Financial Intermediary, you may exchange shares of any Fund you own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by FRIC through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares and, because Financial Intermediaries' processing time may vary, to find out when your account will be credited or debited. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange involves the redemption of shares, which is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request) at the next net asset value per share calculated after the Funds received the exchange request in good order.

In-Kind Exchange of Securities

  FRIMCo, in its capacity as the Funds' investment advisor, may, at its discretion, permit you to acquire Fund shares in exchange for securities you currently own. Any securities exchanged must: meet the investment objective, policies and limitations of the applicable Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have a market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. If you are contemplating an in-kind exchange you should consult your tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to the Funds and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed through your Financial Intermediary on any business day the Funds are open at the next net asset value per share calculated after the Funds' Transfer Agent receives an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure payment has been collected.

Redemption Dates and Times

  Redemption requests must be placed through a Financial Intermediary and received by the Funds prior to the following designated times. Because Financial Intermediaries' processing times may vary, please ask your Financial Intermediary representative when your account will be debited. Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

   Close of the NYSE (currently 4:00 pm
    Eastern Time)                        Equity T and Tax Exempt Bond Funds
   11:45 a.m. Eastern Time               Tax Free Money Market Fund

By Mail or Telephone

  You may redeem your shares by calling or writing to your Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

Systematic Withdrawal Program

  The Tax Exempt Bond and Tax Free Money Market Funds offer a systematic withdrawal program which allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  In view of its investment objective and management strategies, Equity T Fund shareholders are not able to participate in the systematic withdrawal program.

  You may choose to have the payments mailed to you or directed to your bank account by ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

Accounts in Street Name

  Many brokers, employee benefit plans and bank trusts combine their client's Fund holdings in a single omnibus account with the Funds held in the brokers', plans', or bank trusts' own name or "street name." Therefore, if you hold Fund shares through a brokerage account, employee benefit plan or bank trust fund, the Funds may have records only of the omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Fund shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Fund shares are held in an omnibus account.

                        PAYMENT OF REDEMPTION PROCEEDS

By Check

  When you redeem your shares, a check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form.

By Wire

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after the Funds receive your redemption request. The Funds may charge a fee to cover the cost of sending a wire transfer for redemptions less than $1,000, and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to US commercial banks that are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

  Proper Form: Written instructions must be in proper form. They must include:

    A description of the request
    The name of the Fund(s)
    The class of shares, if applicable
    The account number(s)
    The amount of money or number of shares being purchased, exchanged, transferred or redeemed
    The name(s) on the account(s)
    The signature(s) of all registered account owners
    For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

Signature Requirements Based on Account Type

  Account Type                  Requirements for Written Requests
-------------------------------------------------------------------------------
  Individual, Joint Tenants,    Written instructions must be signed by each
  Tenants in Common             shareholder, exactly as the names appear in the
                                account registration.
-------------------------------------------------------------------------------
  UGMA or UTMA (custodial       Written instructions must be signed by the
  accounts for minors)          custodian in his/her capacity as it appears in
                                the account registration.
-------------------------------------------------------------------------------
  Corporation, Association      Written instructions must be signed by
                                authorized person(s), stating his/her capacity
                                as indicated by the corporate resolution to act
                                on the account. A copy of the corporate
                                resolution, certified within the past 90 days,
                                authorizing the signer to act.
-------------------------------------------------------------------------------
  Estate, Trust, Pension,       Written instructions must be signed by all
  Profit Sharing Plan           trustees. If the name of the trustee(s) does
                                not appear in the account registration, please
                                provide a copy of the trust document certified
                                within the last 60 days.
-------------------------------------------------------------------------------
  Joint tenancy shareholders    Written instructions must by signed by the
  whose co-tenants are          surviving tenant(s). A certified copy of the
  deceased                      death certificate must accompany the request.

Signature Guarantee

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Call your financial institution to see if it has the ability to guarantee a signature.

                               ACCOUNT POLICIES

Third Party Transactions

  If you purchase Fund shares as part of a program of services offered by a Financial Intermediary, you may be required to pay additional fees. You should contact your Financial Intermediary for information concerning what additional fees, if any, may be charged.

Redemption In-Kind

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges.

                             FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years (or, if a Fund or Class has not been in operation for 5 years, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund share throughout each year or period ended December 31. The total returns in the table represent how much your investment in the Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request. The information in the tables represents the Financial Highlights for each Fund's Class S Shares for the periods shown. No Class C or Class E Shares of the Tax Exempt Bond Fund were issued during the periods shown.

Equity T Fund--Class S Shares

                                                     1998      1997     1996+
                                                   --------  --------  -------
Net Asset Value, Beginning of Year................ $  13.90  $  10.61  $ 10.00
                                                   --------  --------  -------
Income from Investment Operations:
  Net investment income (d).......................      .10       .08      .03
  Net realized and unrealized gain (loss) on
   investments....................................     4.35      3.28      .61
                                                   --------  --------  -------
    Total Income From Investment Operations.......     4.45      3.36      .64
                                                   --------  --------  -------
Less Distributions:
  Net investment income...........................     (.08)     (.07)    (.03)
  Net realized gain on investments................     (.01)      --       --
                                                   --------  --------  -------
    Total Distributions...........................     (.09)      .07      .03
                                                   --------  --------  -------
Net Asset Value, End of Year...................... $  18.26  $  13.90  $ 10.61
                                                   ========  ========  =======
Total Return (%)(a)(c)............................    32.08     31.73     6.10
Ratios (%)/Supplemental Data:
  Operating expenses, net, to average net assets
   (b)(c).........................................      .99      1.00     1.00
  Operating expenses, gross, to average net assets
   (b)(c).........................................       99      1.08     2.83
  Net investment income to average net assets
   (b)(c).........................................      .61       .92     1.62
  Portfolio turnover (b)..........................    50.59     39.23     8.86
  Net assets, end of year ($000 omitted)..........  305,452   109,735   19,931

---------------------
 + For the period October 7, 1996 (commencement of operations) to December 31,
   1996.
(a) Periods less than one year are not annualized.
(b) The ratios for the period October 7, 1996 (commencement of operations) to December 31, 1996 are annualized.
(c) Fund performance, operating expenses, and net investment income are reported net of investment management fees paid to the Manager or money managers, but gross of any investment services fees.
(d) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Tax Exempt Bond Fund--Class S Shares

                                    1998     1997     1996     1995     1994
                                  --------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year............................ $  21.19  $ 21.02  $ 21.24  $ 20.48  $ 21.45
                                  --------  -------  -------  -------  -------
Income from Investment
 Operations:
  Net investment income (a)......      .81      .84      .85      .81      .86
  Net realized and unrealized
   gain (loss) on investments....      .19      .18     (.21)     .77     (.97)
                                  --------  -------  -------  -------  -------
    Total From Investment
     Operations..................     1.00     1.02      .64     1.58     (.11)
                                  --------  -------  -------  -------  -------
Less Distributions:
  Net investment income..........     (.80)    (.85)    (.86)    (.82)    (.86)
                                  --------  -------  -------  -------  -------
    Total Distributions..........     (.80)    (.85)    (.86)    (.82)    (.86)
                                  --------  -------  -------  -------  -------
Net Asset Value, End of Year..... $  21.39  $ 21.19  $ 21.02  $ 21.24  $ 20.48
                                  ========  =======  =======  =======  =======
Total Return (%).................     4.82     4.92     3.07     7.81    (0.54)
Ratios (%)/Supplemental Data:
  Operating expenses, to average
   net assets....................      .72      .71      .75      .74      .72
  Net investment income to
   average net assets............     3.80     3.99     4.02     3.91     4.14
  Portfolio turnover (%).........    74.42    40.79    74.34    73.91    71.71
  Net assets, end of year ($000
   omitted)......................  128,959   83,076   66,344   63,838   48,975

---------------------
(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Tax Free Money Market Fund--Class S Shares

                                  1998      1997      1996     1995      1994
                                --------  --------  --------  -------  --------
Net Asset Value, Beginning of
 Year.........................  $ 1.0000  $ 1.0000  $ 1.0000  $1.0000  $ 1.0000
                                --------  --------  --------  -------  --------
Income from Investment
 Operations:
  Net investment income.......     .0331     .0355     .0329    .0370     .0279
                                --------  --------  --------  -------  --------
Less Distributions:
  Net investment income.......    (.0331)   (.0355)   (.0329)  (.0370)   (.0279)
                                --------  --------  --------  -------  --------
Net Asset Value, End of Year..  $ 1.0000  $ 1.0000  $ 1.0000  $1.0000  $ 1.0000
                                ========  ========  ========  =======  ========
Total Return (%)..............      3.36      3.61      3.35     3.76      2.83
Ratios (%)/Supplemental Data:
  Operating expenses, net, to
   average daily net assets...       .34       .28       .42      .48       .40
  Operating expenses, gross,
   to average daily net
   assets.....................       .44       .38       .42      .48       .40
  Net investment income to
   average daily net assets...      3.29      3.55      3.28     3.69      2.84
  Net assets, end of year
   ($000 omitted).............   194,663   130,725   102,207   78,000   100,819

                           MONEY MANAGER INFORMATION

  The money managers have no affiliations with the Funds or the Funds' service providers other than their management of Fund assets. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in FRIC, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.

                                 EQUITY T FUND

  J.P. Morgan Investment Management Inc. See: Emerging Markets Fund.

                             TAX EXEMPT BOND FUND

  MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111.

                          TAX FREE MONEY MARKET FUND

  Weiss, Peck & Greer, L.L.C., One New York Plaza, 30th Floor, New York, NY
10004.

  IN CONSIDERING INVESTMENT IN THE FUNDS, DO NOT RELY ON ANY INFORMATION UNLESS IT IS CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS HAVE NOT AUTHORIZED ANYONE TO ADD ANY INFORMATION OR TO MAKE ANY ADDITIONAL STATEMENTS ABOUT THE FUNDS. THE FUNDS MAY NOT BE AVAILABLE IN SOME JURISDICTIONS OR TO SOME PERSONS. THE FACT THAT YOU HAVE RECEIVED THIS PROSPECTUS SHOULD NOT, IN ITSELF, BE TREATED AS AN OFFER TO SELL FUND SHARES TO YOU. CHANGES IN THE AFFAIRS OF THE FUNDS OR IN THE FUNDS' MONEY MANAGERS MAY OCCUR AFTER THE DATE ON THE COVER PAGE OF THIS PROSPECTUS. THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED TO REFLECT ANY MATERIAL CHANGES TO THE INFORMATION IT CONTAINS.

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the reports and the SAI, and may request other information, by contacting your Financial Intermediary or the Funds at:

     Frank Russell Investment Company
     909 A Street
     Tacoma, WA 98402
     800-787-7354
     Fax: 253-591-3495
     www.russell.com

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can obtain copies of this information upon paying a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Reports and other information about the Funds are also available on the Commission's Internet website at http://www.sec.gov.

FRANK RUSSELL INVESTMENT COMPANY

 Equity T Fund - Class S
 Tax Exempt Bond Fund - Classes C, E, S
 Tax Free Money Market Fund - Class S

                                    Distributor: Russell Fund Distributors, Inc.
[LOGO OF RUSSELL APPEARS HERE]                             SEC File No. 811-3153
                                                                36-08-060 (5/99)

+++++++++++++++++++++++
+LIFEPOINTS/(R)/ FUNDS+
+++++++++++++++++++++++

                                                FRANK RUSSELL INVESTMENT COMPANY

LifePoints/(R)/ Funds

PROSPECTUS

CLASS C, D AND E SHARES

EQUITY BALANCED STRATEGY FUND

AGGRESSIVE STRATEGY FUND

MODERATE STRATEGY FUND

CONSERVATIVE STRATEGY FUND

MAY 1, 1999

909 A STREET, TACOMA, WA 98402  .  800-787-7354  .  253-627-7001

As with all mutual funds, the Securities and Exchange Commission has neither detemined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

                                                               [LOGO OF RUSSELL]

                               TABLE OF CONTENTS

Risk/Return Summary
  Investment Objectives.....................................................   3
  Principal Investment Strategies...........................................   3
  Principal Risks...........................................................   6
  Performance...............................................................   7
  Fees and Expenses.........................................................   9
Summary Comparison of the Funds.............................................  12
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  13
Management of the Underlying Funds and the LifePoints Funds.................  14
The Money Managers for the Underlying Funds.................................  16
Dividends and Distributions.................................................  31
Taxes.......................................................................  32
How Net Asset Value Is Determined...........................................  32
Distribution and Shareholder Servicing Arrangements.........................  33
How to Purchase Shares......................................................  33
Exchange Privilege..........................................................  35
How to Redeem Shares........................................................  36
Payment of Redemption Proceeds..............................................  37
Written Instructions........................................................  37
Account Policies............................................................  38
Financial Highlights........................................................  39
Money Manager Information...................................................  49

                              RISK/RETURN SUMMARY

Investment Objective

  Equity Balanced Strategy Fund seeks to achieve high, long-term capital appreciation, while recognizing the possibility of high fluctuations in year-to-year market values.

  Aggressive Strategy Fund seeks to achieve high, long-term capital appreciation with low current income, while recognizing the possibility of substantial fluctuations in year-to-year market values.

  Balanced Strategy Fund seeks to achieve a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

  Moderate Strategy Fund seeks to achieve moderate long-term capital appreciation with high current income, while recognizing the possibility of moderate fluctuations in year-to-year market values.

  Conservative Strategy Fund seeks to achieve moderate total rate of return through low capital appreciation and reinvestment of a high level of current income.

Principal Investment Strategies

  Each of the five Frank Russell Investment Company (FRIC) Funds described in this Prospectus (LifePoints Fund) is a "fund of funds," and diversifies its assets by investing, at present, in the Class S Shares of several other FRIC Funds (Underlying Funds). Each LifePoints Fund seeks to achieve a specific investment objective by investing in different combinations of the Underlying Funds.

  Each LifePoints Fund allocates its assets by investing in shares of a diversified group of Underlying Funds. The Underlying Funds in which each LifePoints Fund invests are shown in the table below. The LifePoints Funds intend their strategy of investing in combinations of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments.

                             Equity
                            Balanced Aggressive Balanced Moderate Conservative
                            Strategy  Strategy  Strategy Strategy   Strategy
Underlying Fund               Fund      Fund      Fund     Fund       Fund
---------------             -------- ---------- -------- -------- ------------
Diversified Equity Fund....    30%       21%       16%      11%         5%
Special Growth Fund........    10%       11%        5%       2%       -- %
Quantitative Equity Fund...    30%       21%       16%      11%         6%
International Securities
 Fund......................    20%       19%       14%       9%         5%
Diversified Bond Fund......   -- %      -- %       25%      27%        18%
Multistrategy Bond Fund....   -- %       18%       16%     -- %       -- %
Real Estate Securities
 Fund......................     5%        5%        5%       5%         5%
Emerging Markets Fund......     5%        5%        3%       2%         1%
Short Term Bond Fund.......   -- %      -- %      -- %      33%        60%

                              [GRAPH APPEARS HERE]
                           5% Real Estate Securities
                              5% Emerging Markets
                               10% Special Growth
                          20% International Securities
                             30% Diversified Equity
                            30% Quantitative Equity

                         Equity Balanced Strategy Fund




                              [GRAPH APPEARS HERE]
                           5% Real Estate Securities
                              5% Emerging Markets
                               11% Special Growth
                             18% Multistrategy Bond
                          19% International Securities
                             21% Diversified Equity
                            21% Quantitative Equity

                            Aggressive Strategy Fund




                              [GRAPH APPEARS HERE]
                              3% Emerging Markets
                           5% Real Estate Securities
                               5% Special Growth
                              25% Diversified Bond
                          14% International Securities
                             16% Diversified Equity
                             16% Multistrategy Bond
                            16% Quantitative Equity

                             Balanced Strategy Fund






                              [GRAPH APPEARS HERE]
                               2% Special Growth
                              2% Emerging Markets
                           5% Real Estate Securities
                          9% International Securities
                             11% Diversified Equity
                            11% Quantitative Equity
                              27% Diversified Bond
                              33% Short Term Bond

                             Moderate Strategy Fund





                              [GRAPH APPEARS HERE]
                              1% Emerging Markets
                             5% Diversified Equity
                          5% International Securities
                           5% Real Estate Securities
                             6% Quantitative Equity
                              18% Diversified Bond
                              60% Short Term Bond

                           Conservative Strategy Fund

  A LifePoints Fund can change the allocation of its assets among Underlying Funds at any time, if the LifePoints Funds' investment adviser, Frank Russell Investment Management Company (FRIMCo) believes that doing so would better enable the LifePoints Fund to pursue its investment objective. From time to time, each LifePoints Fund adjusts its investments within set limits based on FRIMCo's outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. Additionally, each LifePoints Fund may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue the LifePoints Fund's investment objective. However, The LifePoints Funds expect that amounts they allocate to each Underlying Fund will generally vary only within 10% of the ranges specified in the table above.

  Diversification. Each LifePoints Fund is a "nondiversified" investment company for purposes of the Investment Company Act of 1940 because it invests in the securities of a limited number of issuers (i.e., the Underlying Funds). Each of the Underlying Funds in which the LifePoints Funds invest is a diversified investment company.

                                PRINCIPAL RISKS

  You should consider the following factors before investing in the LifePoints
Funds:

  . An investment in the LifePoints Funds, like any investment, has risks.
    The value of each LifePoints Fund fluctuates, and you could lose money.

  . Since the assets of each LifePoints Fund is invested primarily in shares of the Underlying Funds, the investment performance of each LifePoints Fund is directly related to the investment performance of the Underlying Funds in which it invests.

  . The policy of each LifePoints Fund is to allocate its assets among the Underlying Funds within certain ranges. Therefore, the LifePoints Funds may have less flexibility to invest than a mutual fund without such constraints.

  . A LifePoints Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include the risks associated with a multi-manager approach to investing, as well as those associated with investing in equity securities, fixed income securities, and international securities. In addition, each Lifepoints Fund and each Underlying Fund could be adversely affected if the computer systems of its service providers or of the issuers in which they invest fail to operate properly on or after January 1, 2000. For further detail on the risks summarized here, please refer to the section "Risks of the Underlying Funds".

  . An investment in any of the LifePoints Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  . The officers, Trustees, and FRIMCo presently serve as officers, Trustees and investment manager of the Underlying Funds. Therefore, conflicts may arise as those persons and FRIMCo fulfill their fiduciary responsibilities to the LifePoints Funds and to the Underlying Funds.

                                  PERFORMANCE

  The following bar charts illustrate the risks of investing in the LifePoints Funds by showing how the performance of each LifePoints Fund's Class E Shares varies over the life of the LifePoints Fund. The return for the other classes of shares offered by this Prospectus will differ from the Class E returns shown in the bar chart, depending upon the fees and expenses of that class. The chart does not reflect any account maintenance fee. Any such charge will reduce your return.

  Past performance is no indication of future results.

                 PERFORMANCE OF LIFEPOINTS FUNDS GRAPH APPEARS HERE

            Equity
            Balanced    Aggresive    Balanced    Moderate    Converservative
            Strategy    Strategy     Strategy    Strategy    Strategy
            --------    ---------    --------    --------    ---------------
1998        13.75%      11.69%       11.66%      10.19%      7.70%

  During the period shown in the bar charts, each LifePoints Fund had the following highest and lowest quarterly return: To be filed by Amendment

                                                   Best Quarter  Worst Quarter
                                                   ------------  --------------
Equity Balanced Strategy.......................... 17.7% (4Q/98) (14.0)% (3Q/98)
Aggressive Strategy............................... 14.3% (4Q/98) (11.6)% (3Q/98)
Balanced Strategy................................. 10.5% (4Q/98)  (7.2)% (3Q/98)
Moderate Strategy.................................  6.8% (4Q/98)  (3.8)% (3Q/98)
Conservative Strategy.............................  3.6% (4Q/98)  (0.8)% (3Q/98)

  The following table further illustrates the risks of investing in the LifePoints Funds by showing how each LifePoints Fund's average annual returns for one year and since the beginning of operations of such LifePoints Fund compare with the returns of certain indexes that measure broad market performance.

Average annual total returns*

 for the periods ended December 31, 1998

                                                                        Since
                                                             1 Year  Inception**
                                                             ------  -----------
   Equity Balanced Strategy Fund
   Class D..................................................   --        1.17%
   Class E.................................................. 13.75%      8.69
   Salomon Smith Barney 3-Month Treasury Bill Index.........  5.05       4.99
   Equity Balance Strategy Composite Index##................ 17.71      13.07

                                                                        Since
                                                              1 Year Inception**
                                                              ------ -----------
   Aggressive Strategy Fund
   Class D...................................................   --       0.96
   Class E................................................... 11.69      8.79
   Salomon Smith Barney 3-Month Treasury Bill Index..........  5.05      4.99
   Aggressive Strategy Composite Index##..................... 14.68     10.80
   Balanced Strategy Fund
   Class D...................................................   --       3.23
   Class E................................................... 11.66      9.80
   Salomon Smith Barney 3-Month Treasury Bill Index..........  5.05      4.99
   Balanced Strategy Composite Index##....................... 13.72     11.23
   Moderate Strategy Fund
   Class D...................................................   --       3.57
   Class E................................................... 10.19      8.04
   Salomon Smith Barney 3-Month Treasury Bill Index..........  5.05      4.99
   Moderate Strategy Composite Index##....................... 11.30      9.78
   Conservative Strategy Fund
   Class D...................................................   --       3.77
   Class E...................................................  7.70      7.95
   Salomon Smith Barney 3-Month Treasury Bill Index..........  5.05      4.97
   Revised Conservative Strategy Composite Index##...........  8.72      8.09

  --------------------

  * No returns are shown for Class C Shares of any LifePoints Fund because those shares were not issued during the period shown. Had the Rule 12b-1 distribution fees and shareholder servicing fees for Class C Shares been reflected in the returns shown for Class E Shares, the returns shown would have been lower.

  ** The Equity Balanced Strategy, Aggressive Strategy, Balanced Strategy,
     Moderate Strategy and Conservative Strategy Funds commenced operations on March 24, 1998. Equity Balanced Strategy Fund commenced operations on September 30, 1997. The LifePoints Funds commenced operations on their Class E Shares on the following dates: Aggressive Strategy Fund and Balanced Strategy Fund - September 16, 1997; Moderate Strategy Fund - October 2, 1997; and Conservative Strategy Fund - November 7, 1997. Each LifePoints Fund commenced operations of its Class D Shares on March 24, 1998. Performance shown for Class D Shares prior to that date is the performance of the Class E Shares, and does not reflect deduction of the Rule 12b-1 distribution fees that apply to Class D Shares. Had it done so, the returns shown would have been lower.

  # The Equity Balanced Strategy           The Moderate Strategy Composite
    Composite Index is comprised           Index is comprised of the following
    of the following indices:              indices:

                                                 Merrill Lynch 1-2.99 Year
      60% Russell 1000(R) Index              33% Treasury Index
                                                 Lehman Brothers Aggregate Bond
      20% Salomon Smith Barney BMI Ex-US     27% Index
      10% Russell 2500(TM) Index             22% Russell 1000(R) Index
       5% IFC Investable composite Index+     9% Salomon Smith Barney BMI Ex-US
       5% NAREIT Equity REIT Index            5% NAREIT Equity REIT Index
      The Aggressive Strategy Composite
       Index is comprised                     2% Russell 2500(TM) Index
                                                 IFC Investable Composite
      of the following indices:               2% Index+
                                             The Conservative Strategy Composite
      42% Russell 1000(R) Index              Index is comprised
      19% Salomon Smith Barney BMI Ex-US     of the following indices:
          Lehman Brothers Aggregate Bond         Merrill Lynch 1-2.99 Year
      18% Index                              60% Treasury Index
                                                 Lehman Brothers Aggregate Bond
      11% Russell 2500(TM) Index             18% Index
       5% IFC Investable Composite Index+    11% Russell 1000(R) Index
       5% NAREIT Equity REIT Index            5% Salomon Smith Barney BMI Ex-US
      The Balanced Strategy Composite Index
       is comprised                           5% NAREIT Equity REIT Index
                                                 IFC Investable Composite
      of the following indices:               1% Index+
          Lehman Brothers Aggregate Bond
      41% Index
      32% Russell 1000(R) Index
      14% Salomon Smith Barney BMI Ex-US
       5% Russell 2500(TM) Index
       5% NAREIT Equity REIT Index
       3% IFC Investable Composite Index+

                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the LifePoints Funds.

                                Shareholder Fees

                 (fee paid directly from your investment)

                                        Maximum Sales
                         Maximum Sales  Charge (Load)                                      Maximum
                             Charge      Imposed on      Maximum                           Account
                         (Load) Imposed  Reinvested   Deferred Sales Redemption Exchange Maintenance
                          on Purchases    Dividends   Charge (Load)     Fees      Fees      Fees
                         -------------- ------------- -------------- ---------- -------- -----------
Each Fund (Class C).....      None          None           None         None      None      None
Each Fund (Class D).....      None          None           None         None      None      None
Each Fund (Class E).....      None          None           None         None      None      None

                           Annual Operating Expenses

              (expenses that were deducted from Fund assets)
                               (% of net assets)

                                                 Other Expenses#
                                                   (including
                                                 Administrative    Total Gross                   Total Net
                                                    Fees and          Annual        Expense     Annual Fund
                         Advisory Distribution     Shareholder    Fund Operating  Waivers and    Operating
                          Fee##   (12b-1) Fees* Servicing Fees)##  Expenses##+   Reimbursements  Expenses
                         -------- ------------- ----------------- -------------- -------------- -----------
Class C Shares
 Equity Balanced
  Strategy Fund.........  0.20%       0.75%           0.42%           1.37%         (0.37)%        1.00%
 Aggressive Strategy
  Fund..................  0.20%       0.75%           0.46%           1.41%         (0.41)%        1.00%
 Balanced Strategy
  Fund..................  0.20%       0.75%           0.41%           1.36%         (0.36)%        1.00%
 Moderate Strategy
  Fund..................  0.20%       0.75%           0.74%           1.69%         (0.69)%        1.00%
 Conservative Strategy
  Fund..................  0.20%       0.75%           2.30%           3.25%         (2.25)%        1.00%
Class D Shares
 Equity Balanced
  Strategy Fund.........  0.20%       0.25%           0.42%           0.87%         (0.37)%        0.50%
 Aggressive Strategy
  Fund..................  0.20%       0.25%           0.46%           0.91%         (0.41)%        0.50%
 Balanced Strategy
  Fund..................  0.20%       0.25%           0.41%           0.86%         (0.36)%        0.50%
 Moderate Strategy
  Fund..................  0.20%       0.25%           0.74%           1.19%         (0.69)%        0.50%
 Conservative Strategy
  Fund..................  0.20%       0.25%           2.30%           2.75%         (2.25)%        0.50%
Class E Shares
 Equity Balanced
  Strategy Fund.........  0.20%       0.00%           0.42%           0.62%         (0.37)%        0.25%
 Aggressive Strategy
  Fund..................  0.20%       0.00%           0.46%           0.66%         (0.41)%        0.25%
 Balanced Strategy
  Fund..................  0.20%       0.00%           0.41%           0.61%         (0.36)%        0.25%
 Moderate Strategy
  Fund..................  0.20%       0.00%           0.74%           0.94%         (0.69)%        0.25%
 Conservative Strategy
  Fund..................  0.20%       0.00%           2.30%           2.50%         (2.25)%        0.25%

---------------------

* Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Class C and Class D Shares of the Funds rather than on a per shareholder basis. Therefore, long-term shareholders of the Class C or Class D Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

** The Fund expenses shown in this table do not include the pro-rata expenses of the Underlying Funds, which are shown in the next two tables. For purposes of this table, Other Expenses for each Class includes a shareholder services fee of up to 0.25% of average daily net assets. Annual operating expenses for Class C Shares are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to a single Management Agreement for which each Fund paid a single fee. Since then, FRIMCo's advisory and administrative services have been provided under a separate advisory agreement and administrative agreement which provide for the fees reflected in the table.

# FRIMCo has contractually agreed to waive, at least through April 30, 2000, its aggregate 0.25% combined advisory and administrative fees. Certain LifePoints Funds operating expenses will be paid by the Underlying Funds and/or FRIMCo, as more fully described below.

+ If you purchase any class of Shares of a LifePoints Fund through a Financial
  Intermediary, such as a bank or an investment adviser, may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your financial intermediary for information concerning what additional fees, if any, will be charged.

  No Lifepoints Fund will bear any operating expenses. Those operating expenses include those arising from accounting, custody, auditing, legal and transfer agent services. They do not include expenses attributable to advisory fees and administrative (which are currently waived by FRIMCo), any Rule 12b-1 distribution fee, any shareholder service fees, or any nonrecurring extraordinary expenses, which will be borne by the LifePoints Funds or their appropriate classes of shares.

  A LifePoints Fund's operating expenses are borne either by the Underlying Funds in which the LifePoints Fund invests or by FRIMCo. This arrangement is governed by Special Servicing Agreements among each of the affected Funds and FRIMCo. Those agreements are entered into on a yearly basis and must be re-approved annually by FRIC's Board of Trustees.

  Shareholders in a LifePoints Fund bear indirectly the proportionate expenses of the Underlying Funds in which the LifePoints Fund invests. The following table provides the expense ratios for each of the Underlying Funds in which the LifePoints Funds may invest (based on information as of December 31, 1998). As explained at the beginning of this Prospectus, each LifePoints Fund intends to invest in some, but not all, of the Underlying Funds.

                                                                 Total Operating
   Underlying Fund Class S                                       Expense Ratios
   -----------------------                                       ---------------
   Diversified Equity Fund......................................       .95%
   Special Growth Fund..........................................      1.20%
   Quantitative Equity Fund.....................................       .94%
   International Securities Fund................................      1.30%
   Diversified Bond Fund........................................       .59%
   Short Term Bond Fund.........................................       .67%
   Multistrategy Bond Fund......................................       .80%
   Real Estate Securities Fund..................................      1.10%
   Emerging Markets Fund........................................      1.81%

  The total direct and indirect operating expense ratios of each class of shares of each LifePoints Fund (calculated as a percentage of average net assets) are as follows:

                                                         Class C Class D Class E
                                                         ------- ------- -------
Equity Balanced Strategy................................  2.05%   1.55%   1.30%
Aggressive Strategy.....................................  2.02%   1.52%   1.27%
Balanced Strategy.......................................  1.90%   1.40%   1.15%
Moderate Strategy.......................................  1.82%   1.32%   1.07%
Conservative Strategy...................................  1.78%   1.28%   1.03%

  Each LifePoints Fund's total expense ratio is based on its total operating expense ratio plus a weighted average of the expense ratios of the underlying FRIC Funds in which it was invested as of December 31, 1998. These total expense ratios may be higher or lower depending on the allocation of a LifePoints Fund's assets among the underlying FRIC Funds and the actual expenses of the underlying LifePoints Funds.

 Example

  This example is intended to help you compare the cost of investing in each LifePoints Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the LifePoints Fund for the time periods indicated, your investment has a 5% return each year, and that operating expenses, which include the indirect expenses of the Underlying Funds, remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

  Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                 1 Year 3 Years 5 Years 10 Years
Class C:                                         ------ ------- ------- --------
Equity Balanced Strategy Fund...................  $205   $646   $1,133   $2,578
Aggressive Strategy Fund........................   202    637    1,116    2,541
Balanced Strategy Fund..........................   190    599    1,050    2,390
Moderate Strategy Fund..........................   182    574    1,006    2,289
Conservative Strategy Fund......................   178    561      984    2,259
                                                 1 Year 3 Years 5 Years 10 Years
Class D:                                         ------ ------- ------- --------
Equity Balanced Strategy Fund...................  $155   $489   $  856   $1,950
Aggressive Strategy Fund........................   152    479      840    1,912
Balanced Strategy Fund..........................   140    441      774    1,761
Moderate Strategy Fund..........................   132    416      729    1,660
Conservative Strategy Fund......................   128    404      707    1,610
                                                 1 Year 3 Years 5 Years 10 Years
Class E:                                         ------ ------- ------- --------
Equity Balanced Strategy Fund...................  $130   $410   $  718   $1,635
Aggressive Strategy Fund........................   127    400      702    1,597
Balanced Strategy Fund..........................   115    363      635    1,446
Moderate Strategy Fund..........................   107    337      591    1,346
Conservative Strategy Fund......................   103    325      569    1,296

                        SUMMARY COMPARISON OF THE FUNDS

  The investment objectives of the LifePoints Funds are summarized below in a chart that illustrates the degree to which each LifePoints Fund seeks to obtain capital appreciation, income, and stability of principal:

                                             Capital             Possibility of
     LifePoints Fund                       Appreciation  Income   Fluctuation
     ---------------                       ------------ -------- --------------
Equity Balanced Strategy Fund.............   High       Low         High
Aggressive Strategy Fund..................   High       Low         High
Balanced Strategy Fund....................   Moderate   Moderate    Moderate
Moderate Strategy Fund....................   Moderate   High        Moderate
Conservative Strategy Fund................   Low        High        Low

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The LifePoints Funds are offered through certain bank trust departments, registered investment advisers, broker-dealers and other financial services organizations that have been selected by the LifePoints Funds' adviser or distributor (Financial Intermediaries). The LifePoints Funds offer investors the opportunity to invest in a diversified mutual fund investment allocation program and are designed to provide a means for investors to use FRIMCo's and Frank Russell Company's (Russell) "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  The LifePoints Funds believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. The LifePoints Funds believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Underlying Funds which have been structured to provide access to specific asset classes employing a multi-style, multi-manager approach.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. For this reason, no single manager has consistently outperformed the market over extended periods. Although performance cycles tend to repeat themselves, they do not do so predictably.

  The LifePoints Funds believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within subsets or styles of specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. The Underlying Funds in which the LifePoints Funds invest combine these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to the risk of any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

  The LifePoints Funds have a greater potential than most mutual funds for diversification among investment styles and money managers since the LifePoints Funds invest in shares of several Underlying Funds. The LifePoints Funds were created to provide a mutual fund investor with a simple but effective means of structuring a diversified mutual fund investment program suited to meet the investor's individual needs. FRIMCo has long stressed the value of diversification in an investment program, and has offered its advisory expertise in assisting investors on how to design their individual investment program.

  The Funds conduct their business through a number of service providers, who act on behalf of the Funds. FRIMCo, the Funds' administrator and investment adviser, performs the Funds' day to day corporate management and oversees the Funds' money managers. Each of the Funds' money managers makes all investment decisions for the portion of the Fund assigned to it by FRIMCo. The Funds' custodian, State Street Bank, maintains custody of all of the Funds' assets. FRIMCo, in its capacity as the Funds' transfer agent, is responsible for maintaining the Funds' shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

                      MANAGEMENT OF THE UNDERLYING FUNDS
                           AND THE LIFEPOINTS FUNDS

  The LifePoints Funds' investment adviser is FRIMCo, 909 A Street, Tacoma, Washington 98402. FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds and manages over $14 billion in more than 30 mutual fund portfolios. FRIMCo was established in 1982 to serve as the investment management arm of Russell.

  Russell, which acts as consultant to the LifePoints Funds, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides the LifePoints Funds and FRIMCo with the asset management consulting services that it provides to its other consulting clients. The LifePoints Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual life insurance corporation headquartered in Milwaukee, Wisconsin. It leads the US in both individual life insurance sold annually and individual life insurance in force.

  FRIMCo recommends money managers to the Underlying Funds, allocates Underlying Fund assets among them, oversees them, and evaluates their results. FRIMCo also oversees the management of the Underlying Funds' liquidity reserves. The Underlying Funds' money managers select the individual portfolio securities for the assets in the Underlying Funds assigned to them.

  Any adjustment of a LifePoints Fund's asset allocation strategy is made by a team of FRIMCo Portfolio Managers.

  FRIMCo's officers and employees who oversee the money managers of the Underlying Funds are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    June 1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, Tax Exempt Bond and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since June
    1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Fixed Income I, Fixed Income III, Diversified Bond, Short Term Bond, Tax Exempt Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since April
    1994. Ms. Carter, jointly with another portfolio manager listed in this section, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager listed in this section, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Funds' liquidity portfolios on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . C. Nola Kulig, who has been a Portfolio Manager of FRIMCo since January
    1996. From 1994 to 1995, Ms. Kulig was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Kulig was Senior Research Analyst with Russell. Ms. Kulig, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Russell. Mr. Trittin, jointly with another portfolio manager listed in this section, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  For its investment advisory and administrative services, FRIMCo receives an aggregate fee from each LifePoints Fund at the annual rate of 0.25% of the average daily net assets of each LifePoints Fund, payable to

FRIMCo monthly on a pro rata basis. FRIMCo has voluntarily agreed to waive the fee to which it is entitled from each LifePoints Fund. Of this aggregate amount 0.05% is attributable to administrative services. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the LifePoints Funds pursuant to a single Management Agreement for which each LifePoints Fund paid a single fee. Since then, FRIMCo's advisory and administrative services are provided under a separate advisory agreement and an administrative agreement.

  In addition to the advisory fee payable by the LifePoints Funds, the LifePoints Funds will bear indirectly a proportionate share of operating expenses that include the advisory fees paid by the Underlying Funds in which they invest. While a shareholder of a LifePoints Fund will also bear a proportionate part of advisory fees paid by an Underlying Fund, each of the advisory fees paid is based upon the services received by the respective LifePoints Fund. From the advisory fee that it receives from each Underlying Fund, FRIMCo pays the Underlying Fund's money managers for their investment selection services. FRIMCo retains any remainder as compensation for the services described above and to pay expenses. The annual rate of the advisory fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of the average daily net assets of each Underlying Fund:
Diversified Equity Fund 0.73%, Special Growth Fund 0.90%, Quantitative Equity Fund 0.73%, International Securities Fund 0.90%, Diversified Bond Fund 0.40%, Short Term Bond Fund 0.45%, Multistrategy Bond Fund 0.60%, Real Estate Securities Fund 0.80%, and Emerging Markets Fund 1.15%. The fees of the Underlying Funds, other than the Diversified Bond, Short Term Bond, and Multistrategy Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives which use only a single money manager.

                  THE MONEY MANAGERS FOR THE UNDERLYING FUNDS

  Each Underlying Fund allocates its assets among the money managers listed under "Money Manager Information" at the end of this Prospectus. FRIMCo, as the Underlying Funds' advisor, may change the allocation of an Underlying Fund's assets among money managers at any time. The Underlying Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits an Underlying Fund to engage or terminate a money manager at any time, subject to the approval by the Underlying Fund's Board of Trustees (Board), without a shareholder vote. An Underlying Fund notifies its shareholders within 60 days of when a money manager begins providing services. The Underlying Funds select money managers based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in any Underlying Fund's selection or termination of a money manager.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of an Underlying Fund. At the same time, however, each money manager must operate within the Underlying Fund's investment objectives, restrictions and policies. Additionally, each manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each manager based on FRIMCo's assessment of the manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers' activities are subject to general oversight by the Board and the Underlying Funds' officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES
                       AND RISKS OF THE UNDERLYING FUNDS

  The objective and principal strategies and risks of each Underlying Fund are described in this section. Further information about the Underlying Funds is contained in the Statement of Additional Information as well as in the Prospectuses of the Underlying Funds. Because the LifePoints Funds invest in the Underlying Funds, investors of the LifePoints Funds will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each LifePoints Fund allocates to the Underlying Fund pursuing such policies. To request a copy of a Prospectus for an Underlying Fund, contact FRIC at 800/787-7354 (in Washington, 253/627-7001).

Diversified Equity Fund

  Investment Objective. To provide income and capital growth by investing principally in equity securities.

  Principal Investment Strategies. The Diversified Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

  . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector.

  Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and substyle and its performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more Frank Russell Investment Company
(FRIC) money market Funds.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Special Growth Fund

  Investment Objective. To maximize total return primarily through capital appreciation and assuming a higher level of volatility than Diversified Equity Fund.

  Principal Investment Strategies. The Special Growth Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

  The Fund's investments may include companies that have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 2000(R) Index.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

  . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  Up to 15% of a Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Quantitative Equity Fund

  Investment Objective. To provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index.

  Principal Investment Strategies. The Quantitative Equity Fund invests primarily in common stocks of medium and large capitalization companies, which are predominately US-based.

  The Fund generally pursues a market-oriented style of security selection based on quantitative investment models. This style emphasizes investments in companies that appear to be undervalued relative to their growth prospects.

  The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these styles to complement one another. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  Each of the Fund's money managers use quantitative models to rank securities based upon their expected ability to outperform the total return of the Russell 1000 Index. Once a money manager has ranked the securities, it then selects the securities most likely to outperform and constructs, for its segment of the Fund, a portfolio that has risks similar to the Russell 1000 Index. Each money manager performs this process independently from each other money manager.

  The Russell 1000 Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion.

  The Fund's money managers typically use a variety of quantitative models, ranking securities within each model and on a composite basis using proprietary weighting formulas. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models, and price momentum models.

  Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

International Securities Fund

  Investment Objective. To provide favorable total return and additional diversification for US investors.

  Principal Investment Strategies. The International Securities Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

  The Fund's investments span most of the developed nations of the world (particularly Europe and the Far East) to maintain a high degree of diversification among countries and currencies. Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.

  The Fund may seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to "lock in" the US dollar price of a security that it plans to buy or sell. The Fund may not accurately predict currency movements.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles, intended to complement one another:

  . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer, and service sectors.

  . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, or cash flow. These companies are generally found among industrial, financial, and utilities sectors.

  . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. This style may encompass elements of both the growth and value styles. These companies may be found in any industry sector. A variation of this style maintains investments that replicate country and sector weightings of a broad international market index.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund exposes these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Diversified Bond Fund

  Investment Objective. To provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  Principal Investment Strategies. The Diversified Bond Fund invests primarily in investment grade fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

  The average weighted duration of the Fund's portfolio typically ranges within 10% of the average weighted duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of December 31, 1998, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. In seeking investments that will produce cash flow, the Fund's money managers also identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

  The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy, but not for leverage purposes.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Short Term Bond Fund

  Investment Objective. The preservation of capital and the generation of current income consistent with preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  Principal Investment Strategies. The Short Term Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

  The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality.

  The average weighted duration of the Fund's portfolio typically ranges within 15% of the average weighted duration of the Merrill Lynch 1-2.99 Years Treasury Index, but may vary up to 50% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Merrill Lynch 1-2.99 Years Treasury Index.

  The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy, but not for leverage purposes.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Multistrategy Bond Fund

  Investment Objective. To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios.

  Principal Investment Strategies. The Multistrategy Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government or, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time the Fund may invest in municipal debt obligations.

  The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by a Fund money manager to be of comparable quality.

  The average weighted duration of the Fund's portfolio typically ranges within 10% of the average weighted duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of Deceember 31, 1998, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

  The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes, as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

  The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts, and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into interest rate futures contracts, options on such futures contracts, and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes.

  The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

Real Estate Securities Fund

  Investment Objective. To generate a high level of total return through above average current income, while maintaining the potential for capital appreciation.

  Principal Investment Strategies. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

  The Fund invests primarily in securities of companies that own and/or manage properties, known as real estate investment trusts (REITs). REITs may be composed of anywhere from two to over 1,000 properties. The Fund may also invest in equity and debt securities of other types of real estate-related companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

  The Fund employs a "multi-style, multi manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these investment styles to complement one another.

  When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, property type and geographic weightings, and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund intends to be fully invested at all times. Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund invests its liquidity reserves in one or more FRIC money market Funds.

  Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash of US government debt obligations as collateral.

Emerging Markets Fund

  Investment Objective. To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  Principal Investment Strategies. The Emerging Markets Fund will primarily invest in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries. These companies are referred to as "Emerging Market Companies." For purposes of the Fund's operations, an "emerging market" country is a country having an economy and market that the World Bank or the United Nations consider to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia, and most countries located in Western Europe.

  The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers in at least three different emerging market countries.

  The Fund invests in common stocks of Emerging Market Companies and in depository receipts, which represent ownership of securities of non-US companies. The Fund may also invest in rights, warrants and convertible fixed-income securities. The Fund's securities are denominated primarily in foreign currencies and may be held outside the United States.

  Some emerging markets countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when it believes it is appropriate to do so, the Fund may invest in pooled investment vehicles, such as other investment companies, which enjoy broader or more efficient access to shares of Emerging Market Companies in certain countries.

  The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund intends these styles to complement one another. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments (e.g., capitalization size, growth and profitability measures, valuation ratios, economic sector weightings, and earnings and price volatility statistics). The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

  The Fund may enter into repurchase agreements. Under those agreements a bank or broker dealer sells securities to the Fund, and agrees to repurchase the securities at the Fund's cost plus interest, ordinarily on the next business day.

  The Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time. This kind of agreement is known as a "forward commitment" or as a "when-issued" transaction.

  Up to 15% of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Additionally, the Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. A Fund will receive either cash or US government debt obligations as collateral.

  Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.

                                PRINCIPAL RISKS

  The following table describes principal types of risks the LifePoints Funds are subject to, based on the investments made by the Underlying Funds, and lists next to each description the Underlying and LifePoints Funds most likely to be affected by the risk. Other Underlying and LifePoints Funds that are not listed may be subject to one or more of the risks, based on the allocation of assets among the Underlying Funds, but will not do so in a way that is expected to principally affect the performance of the LifePoints or Underlying Fund as a whole. Please refer to the LifePoints Funds' Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and investment practices employed.

  Risk Associated With:             Description                 Relevant Fund
  ---------------------   -------------------------------       -------------
 Multi-manager approach   The investment styles employed    All Funds
                          by a Fund's money managers may
                          not be complementary. The         (Underlying Funds:
                          interplay of the various          All Funds)
                          strategies employed by a Fund's
                          multiple money managers may
                          result in the Fund's holding a
                          concentration of certain types
                          of securities. This
                          concentration may be beneficial
                          or detrimental to the Fund's
                          performance depending upon the
                          performance of those securities
                          and the overall economic
                          environment. The multiple
                          manager approach could result
                          in a high level of portfolio
                          turnover, resulting in higher
                          Fund brokerage expenses and
                          increased tax liability from
                          the Fund's realization of
                          capital gains
 Equity securities        The value of equity securities    Equity Balanced
                          will rise and fall in response    Strategy
                          to the activities of the          Aggressive Strategy
                          company that issued the stock,    Balanced Strategy
                          general market conditions,        Moderate Strategy
                          and/or economic conditions.
                                                            (Underlying Funds:
                                                            Diversified Equity
                                                            Special Growth
                                                            Quantitative Equity
                                                            International
                                                            Securities
                                                            Real Estate
                                                            Securities
                                                            Emerging Markets)
  . Value Stocks          Investments in value stocks are   Equity Balanced
                          subject to risks that (i) their   Strategy
                          intrinsic values may never be     Aggressive Strategy
                          realized by the market or (ii)    Balanced Strategy
                          such stock may turn out not to    Moderate Strategy
                          have been undervalued.
                                                            (Underlying Funds:
                                                            Diversified Equity
                                                            Special Growth
                                                            Quantitative Equity
                                                            International
                                                            Securities)

  Risk Associated With:            Description                Relevant Fund
  ---------------------   -----------------------------       -------------
  . Growth Stocks         Growth company stocks may       Equity Balanced
                          provide minimal dividends       Strategy
                          that can cushion stock prices   Aggressive Strategy
                          in a market decline. The        Balanced Strategy
                          value of growth company         Moderate Strategy
                          stocks may rise and fall
                          dramatically based, in part,    (Underlying Funds:
                          on investors' perceptions of    Diversified Equity
                          the company rather than on      Special Growth
                          fundamental analysis of the     International
                          stocks.                         Securities)
  . Market-Oriented       Market-oriented investments     Equity Balanced
    Investments           are generally subject to the    Strategy
                          risks associated with growth    Aggressive Strategy
                          and value stocks.               Balanced Strategy
                                                          Moderate Strategy

                                                          (Underlying Funds:
                                                          Diversified Equity
                                                          Special Growth
                                                          Quantitative Equity
                                                          International
                                                          Securities)
  . Securities of small   Investments in smaller          Equity Balanced
    capitalization        companies may involve greater   Strategy
    companies             risks because these companies   Aggressive Strategy
                          generally have a limited        Balanced Strategy
                          track record. Smaller           Moderate Strategy
                          companies often have narrower
                          markets and more limited        (Underlying Fund:
                          managerial and financial        Special Growth)
                          resources than larger, more
                          established companies. As a
                          result, their performance can
                          be more volatile, which could
                          increase the volatility of a
                          Fund's portfolio.
 Fixed-income securities  Prices of fixed-income          Balanced Strategy
                          securities rise and fall in     Moderate Strategy
                          response to interest rate       Conservative Strategy
                          changes. Generally, when
                          interest rates rise, prices     (Underlying Funds:
                          of fixed-income securities      Diversified Bond
                          fall. The longer the duration   Multistrategy Bond
                          of the security, the more       Short Term Bond)
                          sensitive the security is to
                          this risk. A 1% increase in
                          interest rates would reduce
                          the value of a $100 note by
                          approximately one dollar if
                          it had a one year duration,
                          but would reduce its value by
                          approximately fifteen dollars
                          if it had a 15 year duration.
                          There is also a risk that one
                          or more of the securities
                          will be downgraded in credit
                          rating or go into default.
                          Lower-rated bonds generally
                          have higher credit risks.

  Risk Associated With:                                  Description                                           Relevant Fund
  ---------------------   -------------------------------------------------------------------------            -------------
  . Non-investment grade  Although lower rated debt securities generally offer a higher yield than         Aggressive Strategy
    fixed-income          higher rated debt securities, they involve higher risks. They are                Balanced Strategy
    securities            especially subject to:
                          .                                                                 adverse        (Underlying Funds:
                          changes in general economic conditions and in the industries in which            Multistrategy Bond
                                                                                                   their   Short Term Bond)
                                                                                                   issuers
                                                                                                   are
                                                                                                   engaged,
                          . changes in the financial condition of their issuers, and
                          . price fluctuations in response to changes in interest rates.
                          As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default.
 International            A Fund's return and net asset value may be significantly affected by             Equity Balanced
 securities               political or economic conditions and regulatory requirements in a                Strategy
                          particular country. Foreign markets, economies and political systems may         Aggressive Strategy
                          be less stable than US markets, and changes in exchange rates of foreign         Balanced Strategy
                          currencies can affect the value of a Fund's foreign assets. Foreign laws
                          and accounting standards typically are not as strict as they are in the          (Underlying Funds:
                          US and there may be less public information available about foreign              International
                          companies. A Fund's foreign debt securities are typically obligations of         Securities
                          sovereign governments. These securities are particularly subject to a            Multistrategy Bond
                          risk of default from political instability.                                      Emerging Markets
                                                                                                           Short Term Bond)
  . Non-U.S. debt         A Fund's foreign debt securities are typically obligations of sovereign          Aggressive Strategy
    securities            governments. These securities are particularly subject to a risk of              Balanced Strategy
                          default from political instability.
                                                                                                           (Underlying Funds:
                                                                                                           Multistrategy Bond
                                                                                                           Short Term Bond)
  . Emerging market       Investments in emerging or developing markets involve exposure to                (Underlying Fund:
    Countries             economic structures that are generally less diverse and mature, and to           Emerging Markets)
                          political systems which have less stability than those of more developed countries. Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures.

  Risk Associated With:            Description                Relevant Fund
  ---------------------   -----------------------------       -------------
  . Instruments of US     Non-US corporations and banks   Balanced Strategy
    and foreign banks     issuing dollar denominated      Moderate Strategy
    and branches and      instruments in the US are not   Conservative Strategy
    foreign               necessarily subject to the
    corporations,         same regulatory requirements    (Underlying Funds:
    including Yankee      that apply to US corporations   Diversified Bond
    Bonds                 and banks, such as              Multistrategy Bond
                          accounting, auditing and        Short Term Bond)
                          recordkeeping standards, the
                          public availability of
                          information and, for banks,
                          reserve requirements, loan
                          limitations, and
                          examinations. This increases
                          the possibility that a non-US
                          corporation or bank may
                          become insolvent or otherwise
                          unable to fulfill its
                          obligations on these
                          instruments.
 Derivatives (e.g.        If a Fund incorrectly           Balanced Strategy
 futures contracts,       forecasts interest rates in     Moderate Strategy
 options on futures,      using derivatives, the Fund     Conservative Strategy
 interest rate swaps)     could lose money. Price
                          movements of a futures          (Underlying Funds:
                          contract, option or             Diversified Bond
                          structured note may not be      Multistrategy Bond
                          identical to price movements    Short Term Bond)
                          of portfolio securities or a
                          securities index resulting in
                          the risk that, when a Fund
                          buys a futures contract or
                          option as a hedge, the hedge
                          may not be completely
                          effective.
 Real estate securities   Just as real estate values go   (Underlying Fund:
                          up and down, companies          Real Estate
                          involved in the industry, and   Securities)
                          in which a Fund invests, also
                          fluctuate. Such a Fund is
                          subject to the risks
                          associated with direct
                          ownership of real estate.
                          Additional risks include
                          declines in the value of real
                          estate, changes in general
                          and local economic
                          conditions, increases in
                          property taxes and changes in
                          tax laws and interest rates.
                          The value of securities of
                          companies that service the
                          real estate industry may also
                          be affected by such risks.
  . REITs                 REITs may be affected by        (Underlying Fund:
                          changes in the value of the     Real Estate
                          underlying properties owned     Securities)
                          by the REITs and by the
                          quality of any credit
                          extended. [Moreover, the
                          underlying portfolios of
                          REITs may not be diversified,
                          and therefore are subject to
                          the risk of financing a
                          single or a limited number of
                          projects. REITs are also
                          dependent upon management
                          skills and are subject to
                          heavy cash flow dependency,
                          defaults by borrowers, self-
                          liquidation and the
                          possibility of failing either
                          to qualify for tax-free pass
                          through of income under
                          federal tax laws or to
                          maintain their exemption from
                          certain Federal securities
                          laws.

  Risk Associated With:            Description                Relevant Fund
  ---------------------   -----------------------------       -------------
 Municipal Obligations    Municipal obligations are       Balanced Strategy
                          affected by economic,           Moderate Strategy
                          business or political           Conservative Strategy
                          developments. These
                          securities may be subject to    (Underlying Funds:
                          provisions of litigation,       Diversified Bond
                          bankruptcy and other laws       Multistrategy Bond
                          affecting the rights and        Short Term Bond)
                          remedies of creditors, or may
                          become subject to future laws
                          extending the time for
                          payment of principal and/or
                          interest, or limiting the
                          rights of municipalities to
                          levy taxes.
 Exposing Liquidity       By exposing its liquidity
 Reserves to Equity       reserves to the equity          All Funds
 Markets                  market, a Fund's performance
                          tends to correlate more         (Underlying Funds:
                          closely to the performance of   Diversified Equity
                          the market as a whole.          Special Growth
                          Although this increases a       Quantitative Equity
                          Fund's performance if equity    International
                          markets rise, it reduces a      Securities
                          Fund's performance if equity    Real Estate
                          markets decline.                Securities)
 Securities Lending       If a borrower of a Fund's       (UnderlyIng Funds:
                          securities fails financially,   All Funds)
                          the Fund's recovery of the
                          loaned securities may be
                          delayed or the Fund may lose
                          its rights to the collateral.
 Year 2000
  . Year 2000 and         The Funds' operations depend    All LifePoints Funds
    Fund operations       on the smooth functioning of
                          their service providers'        (Underlying Funds:
                          computer systems. The Funds     All Funds)
                          and their shareholders could
                          be adversely affected if
                          those computer systems do not
                          properly process and
                          calculate date-related
                          information on or after
                          January 1, 2000. Many
                          computer software systems in
                          use today cannot distinguish
                          between the year 2000 and the
                          year 1900. Although year
                          2000-related computer
                          problems could have a
                          negative effect on the Funds
                          and their shareholders, the
                          Funds' service providers have
                          advised the Funds that they
                          are working to avoid such
                          problems. Because it is the
                          obligation of those service
                          providers to ensure the
                          proper functioning of their
                          computer systems, the Funds
                          do not expect to incur any
                          material expense in
                          connection with year 2000
                          preparations.

  Risk Associated With:              Description                 Relevant Fund
  ---------------------   --------------------------------       -------------
  . Year 2000 and Fund    The Funds and their shareholders   All Funds
    portfolio             could be adversely affected if
    investments           the computer systems of the        (Underlying Funds:
                          issuers in which the Funds         All Funds)
                          invest or those of the service
                          providers they depend upon, do
                          not properly process and
                          calculate date-related
                          information on or after January
                          1, 2000. If such an event
                          occurred, the value of those
                          issuer's securities could be
                          reduced.
  . Year 2000 and Fund    A Fund that invests                All Funds
    portfolio             significantly in Non-US issuers
    investments in non-   may be exposed to a higher         (Underlying Funds:
    U.S. issuers          degree of risk from Year 2000      International,
                          issues than other Funds. It is     Emerging Markets)
                          generally believed that Non-US
                          governments and issuers are less
                          prepared for Year 2000 related
                          contingencies than the US
                          government and US-based issuers,
                          which could result in a more
                          significant diminution in value
                          of non-US issuer's securities on
                          or after January 1, 2000.

                          DIVIDENDS AND DISTRIBUTIONS

Income Dividends

  Each LifePoints Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and net short-term capital gains, if any, for each LifePoints Fund on a quarterly basis, with payment being made in April, July, October and December.

Capital Gains Distributions

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a LifePoints Fund may declare a special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a LifePoints Fund and received by you on December 31 of the prior year, provided that the LifePoints Fund pays them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

  In addition, the LifePoints Funds receive capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, the LifePoints Funds may generate capital gains through rebalancing the portfolios to meet the LifePoints Funds' allocation percentages.

Buying a Dividend

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a LifePoints Fund, regardless of whether you reinvested the dividends.

Automatic Reinvestment

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate LifePoints Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the LifePoints Funds' Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  In general, distributions from a LifePoints Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the LifePoints Fund or receive them in cash. Any capital gains distributed by a LifePoints Fund are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions taxed as capital gains may be taxable at different rates depending on how long a LifePoints Fund holds its assets.

  When you sell or exchange your shares of a LifePoints Fund, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

  LifePoints Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-US investors may be subject to US withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences in holding shares of a LifePoints Fund.

  Any foreign taxes paid by an Underlying Fund on its investments may be passed through to its shareholders as foreign tax credits.

  By law, a LifePoints Fund must withhold 31% of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the LifePoints Fund to do so.

  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a LifePoints Fund.

  Additional information on these and other tax matters relating to the LifePoints Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                       HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

  The net asset value per share is calculated for shares of each Class of each LifePoints Fund on each business day on which shares are offered or redemption orders are tendered. For all LifePoints Funds, a business day is one on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is not open on national holidays. All Underlying Funds and LifePoints Funds determine net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern Time). The determination is made by appraising each LifePoints Fund's underlying investments on each business day (i.e., the Underlying Funds at the current net asset value per share of such Underlying Fund).

Valuation of Portfolio Securities

  Securities held by the Underlying Funds are typically priced using market quotations or pricing services when the prices are believed to be reliable-- that is, when the prices reflect the fair market value of the securities. The Underlying Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board. If you hold shares in a LifePoints Fund that invests in an Underlying Fund, such as the International Securities Fund, and that holds portfolio securities listed primarily on foreign exchanges, the net asset value of that both the Underlying and LifePoints Fund's shares may change on a day when you will not be able to purchase or redeem LifePoints Fund shares. This is because the value of those portfolio securities may change on weekends or other days when the LifePoints Fund does not price its shares.

                         DISTRIBUTION AND SHAREHOLDER
                            SERVICING ARRANGEMENTS

  The LifePoints Funds offer multiple classes of shares: Class C Shares, Class D Shares and Class E Shares.

    Class C Shares participate in the LifePoints Funds' Rule 12b-1 distribution plan and in the LifePoints Funds' shareholder servicing plan. Under distribution plan, Class C Shares pay distribution fees of 0.75% annually for the sale and distribution of Class C Shares. Under the shareholder servicing plan, the Class C Shares pay shareholder servicing fees of 0.25% annually for services provided to Class C shareholders. Because both of these fees are paid out of the Class C Share assets on an ongoing basis, over time these fees will increase the cost of a Class C Share investment in the LifePoints Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

    Class D Shares participate in the LifePoints Funds' Rule 12b-1 distribution plan and in the LifePoints Funds' shareholder servicing plan. Under distribution plan, the Class D shares pay distribution fees of 0.25% annually for the sale and distribution of Class D Shares. Under the shareholder servicing plan, the Class D Shares pay shareholder servicing fees of 0.25% annually for services provided to Class D shareholders. Because both of these fees are paid out of the Class D Share assets on an ongoing basis, over time these fees will increase the cost of a Class D share investment in the LifePoints Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

    Class E Shares participate in the LifePoints Funds' shareholder servicing plan. Under the shareholder servicing plan, the Class E Shares pay daily fees equal to 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder servicing fees are paid out of the Class E Share assets on an ongoing basis, and over time will increase the cost of your investment in the LifePoints Funds.

                            HOW TO PURCHASE SHARES

  LifePoints Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at
(800) RUSSEL4, (800-787-7354) for assistance in contacting an investment professional near you.

  There is no minimum investment in Class C or Class E Shares of the LifePoints Funds. The initial minimum aggregate investment in the Class D Shares of any combination of the LifePoints Funds is $5 million. FRIMCo, on behalf of each LifePoints Fund, reserves the right to change, as to any LifePoints Fund or any class thereof, the categories of investors eligible to purchase shares of that LifePoints Fund or class. You may be eligible to purchase shares of the Class D Shares of the LifePoints Funds if you do not meet the required initial minimum investment. FRIMCo at its discretion may waive the initial minimum investment for some employee benefit plans and other plans or if the requirements are met for a combined purchase privilege, cumulative quantity discount or statement of intention. You should consult your Financial Intermediary for details. Trustees, officers, employees, and certain third-party contractors of FRIC and its affiliates and their spouses and children are not subject to any initial minimum investment requirement.

  Financial Intermediaries may charge their customers a fee for providing investment-related services. Financial Intermediaries may receive shareholder servicing compensation from the LifePoints Funds' distributor with respect to Class C, Class D and Class E Shares of the LifePoints Funds, and distribution compensation with respect to Class C and Class D Shares of the LifePoints Funds.

Paying for Shares

  You may purchase shares of the LifePoints Funds through a Financial Intermediary on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after the LifePoints Funds' receive your order in proper form (defined in the "Written Instructions" section), and accept the order.

  All purchases must be made in US dollars. Checks and other negotiable bank drafts must be drawn on US banks and made payable to "Frank Russell Investment Company." The LifePoints Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. You will be responsible for any resulting loss to the Funds. An overdraft charge may also be applied. Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

Offering Dates and Times

  Orders must be received by the LifePoints Funds prior to the close of the NYSE (currently 4:00 p.m. Eastern Time). Purchases can be made on any day when LifePoints Fund shares are offered. Because Financial Intermedaries' processing time may vary, please ask your Financial Intermediary representative when your account will be credited.

Order and Payment Procedures

  Generally, you must place purchase orders for LifePoints Fund shares through a Financial Intermediary. You may pay for your purchase by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

By Mail

  For new accounts, please mail the completed Application to your Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the LifePoints Funds' Transfer Agent.

Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

By Federal Funds Wire

  You can pay for orders by wiring federal funds to the LifePoints Funds' Custodian, State Street Bank and Trust Company. All wires must include your account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of your purchase.

By Automated Clearing House ("ACH")

  You can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company.

Automated Investment Program

  You can make regular investments (minimum $50) in LifePoints Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. You must make a separate transfer for each LifePoints Fund in which you purchase shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

Three Day Settlement Program

  The LifePoints Funds will accept orders through Financial Intermediaries to purchase shares of the LifePoints Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the LifePoints Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

By Mail or Telephone

  Through your Financial Intermediary, you may exchange Class C, Class D or Class E Shares of any LifePoints Fund you own for shares of any other LifePoints Fund offered by this Prospectus on the basis of the current net asset value per share at the time of the exchange. Shares of a LifePoints Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by FRIC through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares and, because Financial Intermediaries' processing time may vary, to find out when your account will be credited or debited. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange involves the redemption of shares, which is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The LifePoints Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request) at the next net asset value per share calculated after the Funds received the exchange request in good order.

In-Kind Exchange of Securities

  FRIMCo, in its capacity as the LifePoints Funds' investment advisor, may, at its discretion, permit you to acquire LifePoints Fund shares in exchange for securities you currently own. Any securities exchanged must: meet the investment objective, policies and limitations of the applicable LifePoints Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have a market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. If you are contemplating an in-kind exchange you should consult your tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the LifePoints Fund shares purchased and securities exchanged. Securities accepted by a LifePoints Fund will be valued in the same way the LifePoints Fund values its assets. Any interest earned on the securities following their delivery to the LifePoints Funds and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the LifePoints Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the LifePoints Funds may be redeemed through your Financial Intermediary on any business day the LifePoints Funds are open at the next net asset value per share calculated after the Funds' Transfer Agent receives an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure payment has been collected.

Redemption Dates and Times

  Redemption requests must be placed through a Financial Intermediary and received by the LifePoints Funds prior to the close of the NYSE (currently 4:00 p.m. Eastern Time). Because Financial Intermediaries' processing times may vary, please ask your Financial Intermediary representative when your account will be debited. Requests can be made by mail or telephone on any day when LifePoints Fund shares are offered, or through the Systematic Withdrawal Program.

By Mail or Telephone

  You may redeem your shares by calling or writing to your Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

Systematic Withdrawal Program

  The LifePoints Funds offer a systematic withdrawal program which allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

Accounts in Street Name

  Many brokers, employee benefit plans and bank trusts combine their client's holdings in a single omnibus account held in the brokers', plans', or bank trusts' own name or "street name." Therefore, if you hold LifePoints Fund shares through a brokerage account, employee benefit plan or bank trust fund, the LifePoints Funds may have records only of the omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your LifePoints Fund shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your LifePoints Fund shares are held in an omnibus account.

                        PAYMENT OF REDEMPTION PROCEEDS

By Check

  When you redeem your shares, a check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after the LifePoints Funds receive a redemption request in proper form.

By Wire

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after the LifePoints Funds receive your redemption request. The LifePoints Funds may charge a fee to cover the cost of sending a wire transfer for redemptions less than $1,000, and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to US commercial banks that are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

  Proper Form: Written instructions must be in proper form. They must include:

    A description of the request
    The name of the Fund(s)
    The class of shares, if applicable
    The account number(s)
    The amount of money or number of shares being purchased, exchanged, transferred or redeemed
    The name(s) on the account(s)
    The signature(s) of all registered account owners
    For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

Signature Requirements Based on Account Type

  Account Type                  Requirements for Written Requests
-----------------------------------------------------------------------------------
  Individual, Joint Tenants,    Written instructions must be signed by each
  Tenants in Common             shareholder, exactly as the names appear in the
                                account registration.
-----------------------------------------------------------------------------------
  UGMA or UTMA (custodial       Written instructions must be signed by the
  accounts for minors)          custodian in his/her capacity as it appears in the
                                account registration.
-----------------------------------------------------------------------------------
  Corporation, Association      Written instructions must be signed by authorized
                                person(s), stating his/her capacity as indicated by
                                the corporate resolution to act on the account. A
                                copy of the corporate resolution, certified within
                                the past 90 days, authorizing the signer to act.
-----------------------------------------------------------------------------------
  Estate, Trust, Pension,       Written instructions must be signed by all
  Profit Sharing Plan           trustees. If the name of the trustee(s) does not
                                appear in the account registration, please provide
                                a copy of the trust document certified within the
                                last 60 days.
-----------------------------------------------------------------------------------
  Joint tenancy shareholders    Written instructions must by signed by the
  whose co-tenants are          surviving tenant(s). A certified copy of the death
  deceased                      certificate must accompany the request.

Signature Guarantee

  The LifePoints Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Call your financial institution to see if it has the ability to guarantee a signature.

                               ACCOUNT POLICIES

Third Party Transactions

  If you purchase LifePoints Fund shares as part of a program of services offered by a Financial Intermediary, you may be required to pay additional fees. You should contact your Financial Intermediary for information concerning what additional fees, if any, may be charged.

Redemption In-Kind

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges.

                             FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the LifePoints Fund's financial performance for the past 5 years (or, if a LifePoints Fund or Class has not been in operation for 5 years, since the beginning of operations for that LifePoints Fund or Class). Certain information reflects financial results for a single LifePoints Fund share throughout each year or period ended December 31. The total returns in the table represent how much your investment in the LifePoints Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the LifePoints Fund's financial statements, are included in the Funds' annual report, which is available upon request. The information in the tables below represents the financial highlights for each of the LifePoints Fund's Class D and Class E Shares, respectively, for the periods shown. No Class C Shares were issued during the periods shown.

Equity Balanced Strategy Fund--Class D

                                                                         1998*
                                                                         ------
Net Asset Value Beginning of Period..................................... $ 9.92
                                                                         ------
Income From Investment Operations:
  Net investment income (c).............................................    .01
  Net realized and unrealized gain (loss) on investments................    .10
                                                                         ------
    Total Income From Investment Operations.............................    .11
                                                                         ------
Less Distributions:
  Net investment income.................................................   (.17)
  Net realized gain on investments......................................   (.05)
                                                                         ------
    Total Distributions.................................................   (.22)
                                                                         ------
Net Asset Value, End of Period.......................................... $ 9.81
                                                                         ======
Total Return (%)(a).....................................................   1.17
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted)..............................  4,923
  Ratios to average net assets (%)(b):
   Operating expenses, net..............................................    .50
   Operating expenses, gross............................................    .89
   Net investment income................................................    .01
  Portfolio turnover rate (%)...........................................  73.95

---------------------

 * For the period March 24, 1998 (commencement of operations) to December 31, 1998.

(a) Periods less than one year are not annualized.

(b) Annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Equity Balanced Strategy Fund--Class E

                                                                 1998    1997*
                                                                -------  ------
Net Asset Value, Beginning of Period........................... $  8.83  $10.00
                                                                -------  ------
Income From Investment Operations:
  Net investment income (d)....................................     .03     .09
  Net realized and unrealized gain (loss) on investments.......    1.18    (.33)
                                                                -------  ------
    Total Income From Investment Operations....................    1.21    (.24)
                                                                -------  ------
Less Distributions:
  Net investment income........................................    (.19)   (.33)
  Net realized gain on investments.............................    (.05)   (.60)
                                                                -------  ------
    Total Distributions........................................    (.24)   (.93)
                                                                -------  ------
Net Asset Value, End of Period................................. $  9.80  $ 8.83
                                                                =======  ======
Total Return (%)(a)............................................   13.75   (2.42)
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted).....................  91,459   2,985
  Ratios of average net assets (%):
   Operating expenses, net (b).................................     .25     .25
   Operating expenses, gross (c)...............................     .62    3.58
   Net investment income (c)...................................     .28     .45
  Portfolio turnover rate (%)(b)...............................   73.95   48.30

---------------------
 * For the period September 30, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 30, 1997 (commencement of operations) to December 31, 1997 are annualized.

(c) The ratio for the period ended December 31, 1997 has not been annualized due to the Fund's short period of operation.

(d) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Aggressive Strategy Fund--Class D

                                                                         1998*
                                                                         ------
Net Asset Value Beginning of Period..................................... $10.09
                                                                         ------
Income From Investment Operations:
  Net investment income (c).............................................    .13
  Net realized and unrealized gain (loss) on investments................   (.05)
                                                                         ------
    Total Income From Investment Operations.............................    .08
                                                                         ------
Less Distributions:
  Net investment income.................................................   (.21)
  Net realized gain on investments......................................   (.01)
                                                                         ------
    Total Distributions.................................................   (.22)
                                                                         ------
Net Asset Value, End of Period.......................................... $ 9.95
                                                                         ======
Total Return (%)(a).....................................................    .96
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted)..............................  3,649
  Ratios to average net assets (%)(b):
   Operating expenses, net..............................................    .50
   Operating expenses, gross............................................    .93
   Net investment income................................................   1.74
  Portfolio turnover rate (%)...........................................  93.08

---------------------

 * For the period March 24, 1998 (commencement of operations) to December 31, 1998.

(a) Periods less than one year are not annualized.

(b) Annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Aggressive Strategy Fund--Class E

                                                                 1998    1997*
                                                                -------  ------
Net Asset Value, Beginning of Period........................... $  9.14  $10.00
                                                                -------  ------
Income From Investment Operations:
  Net investment income (d)....................................     .19     .10
  Net realized and unrealized gain (loss) on investments.......     .87    (.11)
                                                                -------  ------
    Total Income From Investment Operations....................    1.06    (.01)
                                                                -------  ------
Less Distributions:
  Net investment income........................................    (.25)   (.31)
  Net realized gain on investments.............................    (.01)   (.54)
                                                                -------  ------
    Total Distributions........................................    (.26)   (.85)
                                                                -------  ------
Net Asset Value, End of Period................................. $  9.94  $ 9.14
                                                                =======  ======
Total Return (%)(a)............................................   11.69    (.19)
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted).....................  62,188   5,307
  Ratios of average net assets (%):
   Operating expenses, net (b).................................     .25     .25
   Operating expenses, gross (c)...............................     .66    2.88
   Net investment income (c)...................................    1.88     .97
  Portfolio turnover rate (%)(b)...............................   93.08   56.88

---------------------
 * For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.

(c) The ratio for the period ended December 31, 1997 has not been annualized due to the Fund's short period of operation.

(d) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Balanced Strategy Fund--Class D

                                                                         1998*
                                                                         ------
Net Asset Value Beginning of Period..................................... $10.22
                                                                         ------
Income From Investment Operations:
  Net investment income (c).............................................    .24
  Net realized and unrealized gain (loss) on investments................    .07
                                                                         ------
    Total Income From Investment Operations.............................    .31
                                                                         ------
Less Distributions:
  Net investment income.................................................   (.37)
  Net realized gain on investments......................................   (.03)
                                                                         ------
    Total Distributions.................................................   (.40)
                                                                         ------
Net Asset Value, End of Period.......................................... $10.13
                                                                         ======
Total Return (%)(a).....................................................   3.23
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted)..............................  4,953
  Ratios to average net assets (%)(b):
   Operating expenses, net..............................................    .50
   Operating expenses, gross............................................    .86
   Net investment income................................................   3.18
  Portfolio turnover rate (%)...........................................  78.85

---------------------

 * For the period March 24, 1998 (commencement of operations) to December 31, 1998.

(a) Periods less than one year are not annualized.

(b) Annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Balanced Strategy Fund--Class E

                                                                 1998     1997
                                                               --------  ------
Net Asset Value, Beginning of Period.......................... $   9.46  $10.00
                                                               --------  ------
Income From Investment Operations:
  Net investment income (d)...................................      .31     .09
  Net realized and unrealized gain (loss) on investments......      .78     .02
                                                               --------  ------
    Total Income From Investment Operations...................     1.09     .11
                                                               --------  ------
Less Distributions:
  Net investment income.......................................     (.40)   (.24)
  Net realized gain on investments............................     (.03)   (.41)
                                                               --------  ------
    Total Distributions.......................................     (.43)   (.65)
                                                               --------  ------
Net Asset Value, End of Period................................ $  10.12  $ 9.46
                                                               ========  ======
Total Return (%)(a)...........................................    11.66    1.04
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted)....................  161,108   3,554
  Ratios of average net assets (%):
   Operating expenses, net (b)................................      .25     .25
   Operating expenses, gross (c)..............................      .61    4.03
   Net investment income (c)..................................     3.05    1.30
  Portfolio turnover rate (%)(b)..............................    78.85   29.58

---------------------
 * For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.

(c) The ratio for the period ended December 31, 1997 has not been annualized due to the Fund's short period of operation.

(d) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Moderate Strategy Fund--Class D

                                                                         1998*
                                                                        -------
Net Asset Value Beginning of Period.................................... $ 10.18
                                                                        -------
Income From Investment Operations:
  Net investment income (c)............................................     .26
  Net realized and unrealized gain (loss) on investments...............     .09
                                                                        -------
    Total Income From Investment Operations............................     .35
                                                                        -------
Less Distributions:
  Net investment income................................................    (.37)
  Net realized gain on investments.....................................    (.01)
                                                                        -------
    Total Distributions................................................    (.38)
                                                                        -------
Net Asset Value, End of Period......................................... $ 10.15
                                                                        =======
Total Return (%)(a)....................................................    3.57
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted).............................   1,780
  Ratios to average net assets (%)(b):
   Operating expenses, net.............................................     .50
   Operating expenses, gross...........................................    1.01
   Net investment income...............................................    3.41
  Portfolio turnover rate (%)..........................................  175.58

---------------------

 * For the period March 24, 1998 (commencement of operations) to December 31, 1998.

(a) Periods less than one year are not annualized.

(b) Annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Moderate Strategy Fund--Class E

                                                                 1998    1997*
                                                                -------  ------
Net Asset Value, Beginning of Period........................... $  9.61  $10.00
                                                                -------  ------
Income From Investment Operations:
  Net investment income (e)....................................     .39     .07
  Net realized and unrealized gain (loss) on investments.......     .57    (.08)
                                                                -------  ------
    Total Income From Investment Operations....................     .96    (.01)
                                                                -------  ------
Less Distributions:
  Net investment income........................................    (.41)   (.14)
  Net realized gain on investments.............................    (.01)   (.24)
                                                                -------  ------
    Total Distributions........................................    (.42)   (.38)
                                                                -------  ------
Net Asset Value, End of Period................................. $ 10.15  $ 9.61
                                                                =======  ======
Total Return (%)(a)............................................   10.19    (.06)
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted).....................  18,573     385
  Ratios of average net assets (%):
   Operating expenses, net (b).................................     .25     .25
   Operating expenses, gross (c)...............................     .94     --
   Net investment income (d)...................................    3.71    1.01
  Portfolio turnover rate (%)(b)...............................  175.58    9.66

---------------------
 * For the period October 2, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period October 2, 1997 (commencement of operations) to December 31, 1997 are annualized.

(c) The ratio for the period ended December 31, 1997 is not meaningful due to the Fund's short period of operation.

(d) The ratio for the period ended December 31, 1997 has not been annualized due to the Fund's short period of operation.

(e) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Conservative Strategy Fund--Class D

                                                                         1998*
                                                                        -------
Net Asset Value Beginning of Period.................................... $ 10.20
                                                                        -------
Income From Investment Operations:
  Net investment income (c)............................................     .32
  Net realized and unrealized gain (loss) on investments...............     .06
                                                                        -------
    Total Income From Investment Operations............................     .38
                                                                        -------
Less Distributions:
  Net investment income................................................    (.30)
  Net realized gain on investments.....................................    (.03)
                                                                        -------
    Total Distributions................................................    (.33)
                                                                        -------
Net Asset Value, End of Period......................................... $ 10.25
                                                                        =======
Total Return (%)(a)....................................................    3.77
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted).............................     618
  Ratios to average net assets (%)(b):
   Operating expenses, net.............................................     .50
   Operating expenses, gross...........................................    1.73
   Net investment income...............................................    3.99
  Portfolio turnover rate (%)..........................................  169.79

---------------------

 * For the period March 24, 1998 (commencement of operations) to December 31, 1998.

(a) Periods less than one year are not annualized.

(b) Annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Conservative Strategy Fund--Class E

                                                                 1998    1997*
                                                                -------  ------
Net Asset Value, Beginning of Period........................... $  9.88  $10.00
                                                                -------  ------
Income From Investment Operations:
  Net investment income (d)....................................     .46     .07
  Net realized and unrealized gain (loss) on investments.......     .29     .07
                                                                -------  ------
    Total Income From Investment Operations....................     .75     .14
                                                                -------  ------
Less Distributions:
  Net investment income........................................    (.39)   (.10)
  Net realized gain on investments.............................     --     (.16)
                                                                -------  ------
    Total Distributions........................................    (.39)   (.26)
                                                                -------  ------
Net Asset Value, End of Period................................. $ 10.24  $ 9.88
                                                                =======  ======
Total Return (%)(a)............................................    7.70    1.36
Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted).....................   4,411      23
  Ratios of average net assets (%):
   Operating expenses, net (b).................................     .25     .25
   Operating expenses, gross (c)...............................    2.50     --
   Net investment income (d)...................................    4.41     .67
  Portfolio turnover rate (%)(b)...............................  169.79    0.00

---------------------
 * For the period November 7, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period November 7, 1997 (commencement of operations) to December 31, 1997 are annualized.

(c) The ratio for the period ended December 31, 1997 is not meaningful due to the Fund's short period of operation.

(d) The ratio for the period ended December 31, 1997 has not been annualized due to the Fund's short period of operation.

(e) For the period ended December 31, 1998, average month-end shares outstanding were used for the calculation.

                           MONEY MANAGER INFORMATION

  The money managers have no affiliations with the LifePoints Funds or the LifePoints Funds' service providers other than their management of Underlying Fund assets. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in FRIC, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

  This section identifies the money managers for the Underlying Funds in which the LifePoints Funds invest.

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., US Bank Place, 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322.

  Barclays Global Fund Advisors N.A., 45 Fremont Street, San Francisco, CA
94105.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

  Morgan Stanley Dean Witter Investment Management, Inc., 1221 Avenue of the Americas, New York, NY 10020.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, 21st Floor, New York, NY 10153.

  Suffolk Capital Management, Inc., 1633 Broadway, 40th Floor, New York, NY
10107.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA
92121.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109.

  Westpeak Investment Advisors, L.P. 1011 Walnut Street, Suite 400, Boulder, CO 80302.

                            QUANTITATIVE EQUITY FUND

  Barclays Global Fund Advisors, See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 6th Floor, New York, NY 10036.

                         INTERNATIONAL SECURITIES FUND

  Delaware International Advisers Limited, 80 Cheapside, 3rd Floor, London EC2V6EE England.

  Fidelity Management Trust Company, 82 Devonshire Street, Boston, MA, 02109.

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004.

  Montgomery Asset Management, LLC, 101 California Street, San Francisco, CA
94111

  Oeschle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110.

  Sanford C. Bernstein & Co., Inc., See: Diversified Equity Fund.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd., 21 Knights Bridge, London, SW1X 7LY England.

  J.P. Morgan Investment Management Inc., See: Quantitative Equity Fund.

  Montgomery Asset Management LLC, See: International Securities Fund.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111.

                            MULTISTRATEGY BOND FUND

  Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

                             SHORT TERM BOND FUND

  BlackRock Financial Management, 345 Park Ave., 29th Floor, New York, NY
10154.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  STW Fixed Income Management Ltd., 26 Victoria Street, 3rd Floor, P.O. Box 2910 Hamilton HM KX, Bermuda.

  IN CONSIDERING INVESTMENT IN THE LIFEPOINTS FUNDS, DO NOT RELY ON ANY INFORMATION UNLESS IT IS CONTAINED IN THIS PROSPECTUS OR IN THE LIFEPOINTS FUNDS' STATEMENT OF ADDITIONAL INFORMATION. THE LIFEPOINTS FUNDS HAVE NOT AUTHORIZED ANYONE TO ADD ANY INFORMATION OR TO MAKE ANY ADDITIONAL STATEMENTS ABOUT THE LIFEPOINTS FUNDS. THE LIFEPOINTS FUNDS MAY NOT BE AVAILABLE IN SOME JURISDICTIONS OR TO SOME PERSONS. THE FACT THAT YOU HAVE RECEIVED THIS PROSPECTUS SHOULD NOT, IN ITSELF, BE TREATED AS AN OFFER TO SELL LIFEPOINTS FUND SHARES TO YOU. CHANGES IN THE AFFAIRS OF THE LIFEPOINTS FUNDS OR IN THE UNDERLYING FUNDS' MONEY MANAGERS MAY OCCUR AFTER THE DATE ON THE COVER PAGE OF THIS PROSPECTUS. THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED TO REFLECT ANY MATERIAL CHANGES TO THE INFORMATION IT CONTAINS.

For more information about the LifePoints Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the LifePoints Funds' investments is available in the LifePoints Funds' annual and semiannual reports to shareholders. In each LifePoints Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifePoints Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the LifePoints Funds.

The annual report for each LifePoints Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the reports and the SAI, and may request other information, by contacting your Financial Intermediary or the LifePoints Funds at:

     Frank Russell Investment Company
     909 A Street
     Tacoma, WA 98402
     800-787-7354
     Fax: 253-591-3495
     www.russell.com

You can review and copy information about the LifePoints Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can obtain copies of this information upon paying a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Reports and other information about the Funds are also available on the Commission's Internet website at http://www.sec.gov.

FRANK RUSSELL INVESTMENT COMPANY
Class C, D and E Shares:

 Equity Balanced Strategy Fund
 Aggressive Strategy Fund
 Balanced Strategy Fund
 Moderate Strategy Fund
 Conservative Strategy Fund

                                    Distributor: Russell Fund Distributors, Inc.
[LOGO OF RUSSELL APPEARS HERE]                             SEC File No. 811-3153
                                                                36-08-058 (5/99)

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A Street
                           Tacoma, Washington 98402
                           Telephone (800) 972-0700
                         In Washington (253) 627-7001

                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 1999


   Frank Russell Investment Company ("FRIC") is a single legal entity organized as a Massachusetts business trust. FRIC operates investment portfolios referred to as "Funds." FRIC offers shares of beneficial interest in the Funds in multiple separate Prospectuses.

   As of the date of this Statement of Additional Information ("Statement" or "SAI"), FRIC is comprised of the following Funds, each of which commenced operations on the date indicated:



                                    Fund Inception
         Fund                          Date                   Prospectus Date
         ----                          ----                   ---------------

Equity I Fund                       October 15, 1981          May 1, 1999
Equity II Fund                      December 28, 1981         May 1, 1999
Equity III Fund                     November 27, 1981         May 1, 1999
Equity Q Fund                       May 29, 1987              May 1, 1999
Equity T Fund                       October 7, 1996           May 1, 1999
International Fund                  January 31, 1983          May 1, 1999
Emerging Markets Fund               January 29, 1993          May 1, 1999
Fixed Income I Fund                 October 15, 1981          May 1, 1999
Fixed Income III Fund               January 29, 1993          May 1, 1999
Money Market Fund                   October 15, 1981          May 1, 1999
Diversified Equity Fund             September 5, 1985         May 1, 1999
Special Growth Fund                 September 5, 1985         May 1, 1999
Equity Income Fund                  September 5, 1985         May 1, 1999
Quantitative Equity Fund            May 15, 1987              May 1, 1999
International Securities Fund       September 5, 1985         May 1, 1999
Real Estate Securities Fund         July 28, 1989             May 1, 1999
Diversified Bond Fund               September 5, 1985         May 1, 1999
Short Term Bond Fund                October 30, 1981          May 1, 1999
Multistrategy Bond Fund             January 29, 1993          May 1, 1999
Tax Exempt Bond Fund                September 5, 1985         May 1, 1999
U.S. Government Money Market Fund   September 5, 1985         May 1, 1999
Tax Free Money Market Fund          May 8, 1987               May 1, 1999


The Funds had aggregate net assets of $16 billion on March 31, 1999.

A shareholder of the Equity I Fund, Equity II Fund, Equity III Fund, Equity Q Fund, Equity T Fund, International Fund, Emerging Markets Fund, Fixed Income I Fund, Fixed Income III Fund, Short Term Bond Fund and Money Market Fund may enter into a separate agreement with Frank Russell Investment Management Company ("FRIMCo") to obtain certain services from, and pay a separate quarterly individual shareholder investment services fee directly to, FRIMCo. The amount of the fee is based upon the assets subject to the applicable agreement and the services obtained under that agreement. A shareholder of the other Funds does not execute such an agreement to acquire such services and pays no such fees. In each case, FRIMCo may charge fees to a shareholder for non-investment services provided directly to that shareholder.

Each of the Funds except Equity T Fund and the Money Market Funds presently offers interests in different classes of Shares as described in the table below. For purposes of this Statement, each Fund that issues multiple classes of shares is referred to as a "Multiple Class Fund." Seven of the Funds, the Equity I Fund, Equity II Fund, Equity III Fund, Equity Q Fund, International Fund, Fixed Income I Fund and Fixed Income III Funds, are referred to in this Statement as
the "Institutional  Funds."   Unless otherwise indicated, this Statement relates
to all classes of Shares of the Funds.


-----------------------------------------------------------------------------------------------------------
Fund                        Class C       Class E       Class S       Class I       Class Y       Premier
                                                                                                   Class
-----------------------------------------------------------------------------------------------------------
Equity I Fund                                X                           X             X             X
-----------------------------------------------------------------------------------------------------------
Equity II Fund                               X                           X             X             X
-----------------------------------------------------------------------------------------------------------
Equity III Fund                              X                           X             X             X
-----------------------------------------------------------------------------------------------------------
Equity Q Fund                                X                           X             X             X
-----------------------------------------------------------------------------------------------------------
Equity T Fund                                              X
-----------------------------------------------------------------------------------------------------------
International Fund                           X                           X             X             X
-----------------------------------------------------------------------------------------------------------
Emerging Markets               X             X             X
-----------------------------------------------------------------------------------------------------------
Fixed Income I                               X                           X             X             X
-----------------------------------------------------------------------------------------------------------
Fixed Income III                             X                           X             X             X
-----------------------------------------------------------------------------------------------------------
Money Market                                               X
-----------------------------------------------------------------------------------------------------------
Diversified Equity             X             X             X
-----------------------------------------------------------------------------------------------------------
Special Growth                 X             X             X
-----------------------------------------------------------------------------------------------------------
Equity Income Fund             X             X             X
-----------------------------------------------------------------------------------------------------------
Quantitative Equity            X             X             X
-----------------------------------------------------------------------------------------------------------
International Securities       X             X             X
-----------------------------------------------------------------------------------------------------------
Real Estate Securities         X             X             X
-----------------------------------------------------------------------------------------------------------
Diversified Bond               X             X             X
-----------------------------------------------------------------------------------------------------------
Short Term Bond                X             X             X
-----------------------------------------------------------------------------------------------------------
Multistrategy Bond             X             X             X
-----------------------------------------------------------------------------------------------------------
Tax Exempt Bond                X             X             X
-----------------------------------------------------------------------------------------------------------
U.S. Government Money                                      X
Market
-----------------------------------------------------------------------------------------------------------
Tax Free Money Market                                      X
-----------------------------------------------------------------------------------------------------------

This Statement is not a prospectus; the Statement should be read in conjunction with the Funds' Prospectuses. Prospectuses may be obtained without charge by telephoning or writing FRIC at the number or address shown above.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.

This Statement incorporates by reference FRIC's Annual Reports to Shareholders for the year ended December 31, 1998. Copies of the Funds' Annual Reports accompany this Statement.

                               TABLE OF CONTENTS

CERTAIN TERMS USED IN THIS STATEMENT OF ADDITIONAL INFORMATION ARE DEFINED IN
                     THE GLOSSARY, WHICH BEGINS ON PAGE __

                                                                                                                    Page
STRUCTURE AND GOVERNANCE.....................................................................................         4
   Organization and Business History.........................................................................         4
   Shareholder Meetings......................................................................................         4
   Controlling Shareholders..................................................................................         4
   Trustees and Officers.....................................................................................         5

OPERATION OF THE TRUST.......................................................................................         7
   Service Providers.........................................................................................         7
   Consultant................................................................................................         7
   Advisor and Administrator.................................................................................         7
   Money Managers............................................................................................         9
   Distributor...............................................................................................        10
   Custodian and Portfolio Accountant........................................................................        10
   Transfer and Dividend Disbursing Agent....................................................................        11
   Order Placement Designees.................................................................................        11
   Independent Accountants...................................................................................        11
   Plan Pursuant to Rule 18f-3...............................................................................        11
   Distribution Plan.........................................................................................        11
   Shareholder Services Plan.................................................................................        12
   Fund Expenses.............................................................................................        13
   Valuation of Fund Shares..................................................................................        14
   Valuation of Portfolio Securities.........................................................................        14
   Portfolio Transaction Policies............................................................................        15
   Portfolio Turnover Rate...................................................................................        15
   Brokerage Allocations.....................................................................................        16
   Brokerage Commissions.....................................................................................        16
   Yield and Total Return Quotations.........................................................................        18

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS....................................................        20
   Investment Restrictions...................................................................................        20
   Investment Policies.......................................................................................        22
   Certain Investments.......................................................................................        26

TAXES........................................................................................................        42

MONEY MANAGER INFORMATION....................................................................................        44

RATINGS OF DEBT INSTRUMENTS..................................................................................        49

FINANCIAL STATEMENTS.........................................................................................        55

GLOSSARY.....................................................................................................        56

                           STRUCTURE AND GOVERNANCE


ORGANIZATION AND BUSINESS HISTORY. FRIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, FRIC reorganized by changing its domicile and legal status to a Massachusetts business trust.

FRIC is currently organized and operating under an amended Master Trust Agreement dated July 26, 1984, and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees ("Board" or the "Trustees") may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of FRIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of FRIC or the Fund, respectively.

FRIC is authorized to issue shares of beneficial interest, and may divide the shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio -- a "Fund." Each Fund is a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The amended Master Trust Agreement provides that a shareholder may be required to redeem shares in a Fund under circumstances set forth in the Master Trust Agreement.

FRIC's Funds are authorized to issue shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. The Class C Shares are subject to a Rule 12b-1 fee of up to 0.75%, and a shareholder services fee of up to 0.25%. Class E Shares are subject to a shareholder services fee of up to 0.25%. The Class I, Class Y, Premier and Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, "shares" in this Statement refers to all classes of Shares of the Funds.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The amended Master Trust Agreement also provides that FRIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Frank Russell Company has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

SHAREHOLDER MEETINGS. FRIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened by (i) the Board,
(ii) upon written request to the Board by shareholders holding at least 10% of FRIC's outstanding shares, or (iii) upon the Board's failure to honor the shareholders' request described above, by shareholders holding at least 10% of the outstanding shares by giving notice of the special meeting to shareholders. Each shares of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote. There are no cumulative voting rights.

CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of FRIC, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of FRIC shares outstanding. Under these circumstances, no one person, entity or shareholder "controls" FRIC.

At March 26, 1999 the following shareholders owned 5% or more of the voting shares of FRIC or of the Funds:

Money Market: ODO Inc., c/o ACCM, 2200 Old Germantown Rd, Delray Beach, FL 33445-8223, 5.94%, record; National City Bank, FBO Customers of Mid Atlantic Capital Corporation, MM #5312, PO Box 94777, Cleveland, OH 44101, 10.70%, record.

Equity I Class I: Var & Co., c/o First Trust, PO Box 64482, St. Paul, MN 55164-0482, 22.77%, record; Charles Schwab & Co., 5.39%, record.

Equity II Class I: Var & Co., 5.82%, record; National City Bank of Minneapolis, Sixth on the Mall, 651 Nicollet Mall, Minneapolis, MN 55402, 5.39%, record; Charles Schwab & Co., 101 Montgomery St., San Francisco, CA 94104-4122, 6.88%, record.

Equity III Class I: Var & Co., 22.21%, record; International Shipowners Reinsurance Company S.A., BP 841, L-2018, Luxembourg, 5.75%, record.

Equity Q: Var & Co., 19.06%, record; Charles Schwab & Co., 5.17%, record.

Equity T: Indiana Trust & Investment Company, PO Box 5149, Mishawaka, IN 46545, 9.51%, record; Charles Schwab & Co., 17.27%, record;

International -- Class I: Var & Co., 18.06%, record.

Emerging Markets - Class E: Telco Inc. 401(k), 1870 General George Patton Dr., Franklin, TN 37067-2650, 8.31%, record; State Street Bank & Trust FBO John Myers, 15.79%, record; State Street Bank & Trust FBO Dorothy Lee Clark, 23.1%, record; Dorothy Clark TTEE, 18143 Club View Dr., Baton Rouge, LA 70810, 16.83%, record; Achzet Welch & Gugino TTEES, 120 Linden Oaks #100, Rochester, NY 14625, 35.47%, record.

Emerging Markets - Class C: NFSC FEBO # ONN-053260, 13.14%, record; NFSC FEBO # C3L-076147, 13.83%, record; NFSC FEBO # ONN-600369, 12.96%, record; NFSC FEBO #
ONN-021857, 13.23%, record; NFSC FEBO # ONN-048836, 7.33%, record; State Street Bank & Trust Co., 11.95%, record.

Fixed Income I - Class I: Var & Co., 9.51%, record; National City Bank of Minneapolis, 11.38%, record; Charles Schwab & Co., 5.29%, record.

Short-Term Bond Class E: Metropolitan Bank TTEE, FBO Bowie Cass Electric Co-op Retirement Plan, PO Box 8010, Little Rock, AR 72203-8010, 58.19%, record; Metropolitan Bank TTEE, FBO Crews & Assoc. 401(k) Plan, 111 Center St., Little Rock, AR 72201-4402, 41.78%, record.

Short Term Bond Fund Class C: Joan W. Terrill TTEE, 182 Tanglewood Trl., Wadsworth, OH 44281-2351, 99.90%, record.

Fixed Income III Class I: Var & Co., 20.0%, record.

Diversified Equity - Class S: Var & Co., First Trust, N.A., PO Box 64482, St. Paul, MN 55164, 10.84%, record; Charles Schwab & Co., FBO Exclusive Benefit of Customers, 101 Montgomery St., San Francisco, CA 94104, 5.42%, record.

Diversified Equity - Class E: FM Co., Huntington National Bank, One Financial Plaza, Holland, MI 49423. 48.05%, record.

Diversified Equity - Class C: State Street Bank & Trust, FBO Peter J. Zikos, 204 Hemlock Dr., McMurray, PA 15317, 5.2%, record; NFSC FEBO # C3L-076147, Donald Manton TTEE, The Willie Corp. Empl. PS/PL, PO Box 147, Dillon, CO 80435, 5.47%, record; PaineWebber, FBO Gerald Grube, PO Box 3321, Weehawken, NJ 07087, 10.51%, record; NFSC FEBO #ONN-021857, Betty Jo Clark, 285 Scenic Dr., Forsyth, MO 65653, 5.02%, record.

Special Growth - Class E: FM Co., 49.72%, record; Carey & Co., Huntington National Bank, PO Box 1558, Columbus, OH 43216, 5.7%, record; Metropolitan National Bank TTEE for Bowie Cass Electric Co-Op Retirement Plan, PO Box 8010, Little Rock, AR, 72203, 6.48%, record.

Special Growth - Class C: State Street Bank and Trust, FBO Peter Zikos, 5.59%, record; State Street Bank and Trust, FBO Donald Bruce, 5.01%, record; NFSC FBO Donald Manton, 5.29%, record; PaineWebber FBO Lynn Silverman, 6.77%, record; PaineWebber FBO Roberta Lehrer, 9.65%, record; PaineWebber FBO Faina Fasteau, 6.54%, record; PaineWebber FBO Gerald Grube, 8.4%, record.

Equity Income - Class S: Carey & Co., 5.32%, record; Charles Schwab, 5.59%, record.

Equity Income - Class E: FM Co., 25.8%, record; Carey & Co. 34.69%, record; Metropolitan National Bank TTEE, 25.07%, record.

Equity Income - Class C: Maxiforce Inc., 7903 NW 66/th/ St., Miami, FL 33166, 5.97%, record; Joan Terrill TTEE, 182 Tanglewood Trl, Wadsworth, OH 44281, 26.69%, record; State Street Bank and Trust, 5.06%, record; NFSC FEBO #ONN-037257, 10.53%, record; NFSC FEBO #ONN -573280, 7.8%, record; NFSC FEBO #CC3L-048070, 10.04%, record; PaineWebber FBO Marilyn Budnick Money Purchase, 7.22%, record; PaineWebber FBO Philip Musum, 10.85%, record; PaineWebber, FBO MJ Smith
N. Warshoff, 8.69%, record.

Quantitative Equity - Class E: FM Co., 28.04%, record; Carey & Co., 10.64%, record; Metropolitan National Bank TTEE, 5.27%, record.

Quantitative Equity - Class C: NFSC FEBO# C3L-076147, 5.25%, record; PaineWebber FBO Gerald Grube, 9.54%, record.

International Securities - Class E: FM Co., 18.7%, record; Carey & Co., 14.4%, record; Metropolitan National Bank, 5.42%, record; Metropolitan National Bank, 8.7%, record.

International Securities - Class C: State Street Bank and Trust, 6.4%, record; NFSC FEBO # ONN-053260, 8.08%, record; NFSC FEBO # C3L-048070, 6.51%, record; NFSC FEBO # C3L-076147, 7.74%, record; NFSC FEBO # ONN-600369, 7.86%, record; NFSC FEBO # ONN-21857, 8.4%, record.

Real Estate Securities - Class S: Var & Co., 8.79%, record.

Real Estate Securities - Class E: FM Co., 12.14%, record; Carey & Co., 38.99%, record; Metropolitan National Bank, 9.18%, record; Conway OB-GYN, 2519 College Ave, Conway, AR 72032, 6.39%, record; James Lee Jr. DDS PSP, 1501 S. Waldron #200, Fort Smith, AR 72903, 5.71%, record.

Real Estate Securities - Class C: State Street Bank and Trust, 9.61%, record; NFSC FEBO # ONN-053260, 10.53%, record; NFSC FEBO #C3L-048070, 5.21%, record;
NFSC FEBO #C3L-076147, 11.95%, record; NFSC FEBO #ONN-600369, 10.19%, record;
NFSC FEBO #ONN-021857, 11.05%, record; PaineWebber FBO Gerald Grube, 8.42%, record.

Diversified Bond - Class S: Citizens Bank, 101 N. Washington, Saginaw, MI, 14.95%, record.

Diversified Bond - Class E: FM Co., 54.61%, record; Carey & Co., 22.46%, record; Metropolitan National Bank TTEE, 6.12%, record.

Diversified Bond - Class C: Joan Terrill TTEE, 10.75%, record; NFSC FEBO #ONN-053260, 8.87%, record; NFSC FEBO #C3L-076147, 6.28%, record; NFSC FEBO #ONN-600369, 8.6%, record; NFSC FEBO #ONN-021857, 9.21%, record; PaineWebber FBO William Baxter, 9.44%, record.

Multistrategy Bond - Class E: Terry Fiddler DDS, Money Purchase, 562 Locust St., Conway, AR 72032; 5.83%, record; Metropolitan National Bank FBO Alan White; 8.07%, record; Metropolitan National Bank; 7.63%, record; Metropolitan National Bank FBO William Gary Darwin; 7.32%, record; Arkansas Womens Center Employee Pension Plan, 9501 Lile Dr. #888, Little Rock, AR 72205, 6.92%, record; Conway OB-GYN, 6.76%, record; James Lee Jr. DDS, 5.97%, record; Metropolitan National Bank FBO Bowie Cass Electric Co., 18.17%, record.

Multistrategy Bond - Class C: Joan Terrill TTEE, 11.98%, record; State Street Bank & Trust Co. FBO Peter Zikos; 13.12%, record; NFSC FEBO #ONN-053260, 7.61%, record;
NFSC FEBO #ONN-077089, 5.92%, record; NFSC FEBO #C3L-076147, 12.7%, record; NFSC FEBO #ONN-600369, 7.39%, record; NFSC FEBO #ONN-021857, 7.87%, record.

Tax Free Money Market: Citizens Bank (Saginaw), 30.83%, record; James R Pickel Jr., 415 Westview Dr., Nashville, TN 37205-3442, 8.67%, record; Sandra Tillotson, Family Trust DTD, 3500 E Deer Hollow Dr., Sandy, UT 84092-4509, 8.47%, record; CHC I, Inc., 10305 E. Calle De Las Brisas, Scottsdale, AZ 85255-3763, 6.49%, record.

US Government Money Market Fund: Gerald Bisgrove, 6730 N. Scottsdale Rd #230, Scottsdale, AZ 85253, 8.14%, record.

At March 26, 1999 the following shareholders could be deemed by the 1940 Act to "control" the indicated Fund because such shareholder owns more than 25% of the voting shares of the indicated Fund:

Emerging Markets Fund Class E: Achzet Welch & Gugino TTEES, 120 Linden Oaks, Suite 100, Rochester, NY 14625-2833, 35.47%, record.

Short Term Bond Fund Class E: Metropolitan Bank TTEE, FBO Bowie Cass Electric Co-op Retirement Plan, PO Box 8010, Little Rock, AR 72203-8010, 58.19%, record; Metropolitan Bank TTEE, FBO Crews & Assoc. 401(k) Plan, 111 Center St., Little Rock, AR 72201-4402, 41.78%, record.

Short Term Bond Fund Class C: Joan W. Terrill TTEE, 182 Tanglewood Trl., Wadsworth, OH 44281-2351, 99.90%, record.

Diversified Equity Fund Class E: FM Co., Huntington National Bank, One Financial Plaza, Holland, MI 49423-9166, 48.05%, record.

Special Equity Fund Class E: FM Co., Huntington National Bank, 49.72%, record.

Equity Income Fund Class E: FM Co., Huntington National Bank, 25.80%, record; Carey& Co., Huntington National Bank, PO Box 1558, Columbus, OH 43216-1558, 34.69%, record; Metropolitan Bank TTEE, FBO William Gary Darwin MD PA PSP, PO Box 8010, Little Rock, AR 72203-8010, 25.07%, record.

Equity Income Fund Class C: Joan W. Terrill TTEE, 26.69%, record.

Quantitative Equity Fund Class E: FM Co., Huntington National Bank, 28.04%, record.

Real Estate Securities Fund Class E: Carey & Co., Huntington National Bank, PO Box 1558, Columbus, OH 43216-1558, 38.99%, record.

Diversified Bond Fund Class E: FM Co., Huntington National Bank, 54.61%, record.

Tax Free Money Market Fund: Citizens Bank, 101 N. Washington, Saginaw, MI 48607-1206, 30.83%, record.

The Trustees and officers of FRIC, as a group, own less than 1% of any Class of each Fund.

TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. A Trustee may be removed at any time by, in substance, a vote of two-thirds of FRIC shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders. The officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

FRIC paid in aggregate $100,000 for the year ended December 31, 1998 to the Trustees who are not officers or employees of FRIMCo or its affiliates. Trustees are paid an annual fee plus travel and other expenses incurred in attending Board meetings. FRIC's officers and employees are paid by FRIMCo or its affiliates.

The following lists contains the Trustees and officers and their positions with FRIC, their ages, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with FRIC. The mailing address for all Trustees and officers affiliated with FRIC is Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402.

An asterisk (*) indicates that the Trustee or officer is an "interested person" of FRIC as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

*George F. Russell, Jr.--Born 07/03/32--December 1998 to present, Trustee Emeritus and Chairman of the Board. Trustee Emeritus and Chairman of the Board, Russell Insurance Funds; Director, Chairman of the Board and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Chairman Emeritus, Frank Russell Securities, Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association. From 1984 to December 1998, Trustee of FRIC. From August 1996 to December 1998, Trustee of Russell Insurance Funds.

*Lynn L. Anderson--Born 04/22/39--Trustee, President and Chief Executive Officer since 1987. Trustee, President and Chief Executive Officer, Russell Insurance Funds; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board and President, The SsgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Trust Company; Director and Chairman of the Board, Frank Russell Investment Company PLC; Director, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd. and Frank Russell Investments (UK) Ltd.; March 1997 to December 1998, Director, Frank Russell Company; June 1993 to November 1995, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company).

Paul E. Anderson--Born 10/15/31--Trustee since 1984. 23 Forest Glen Lane, Tacoma, Washington 98409. Trustee, Russell Insurance Funds; 1996 to Present, President, Anderson Management Group LLC. 1984 to 1996, President, Vancouver Door Company, Inc.

Paul Anton, Ph.D.--Born 12/01/19--Trustee since 1985. PO Box 212, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds. President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.

William E. Baxter--Born 06/08/25--Trustee since 1984. 800 North C Street, Tacoma, Washington 98403. Trustee, Russell Insurance Funds, Retired.

Lee C. Gingrich--Born 10/06/30--Trustee since 1984. 1730 North Jackson, Tacoma, Washington 98406. Trustee, Russell Insurance Funds. President, Gingrich Enterprises, Inc. (Business and Property Management).

Eleanor W. Palmer--Born 05/05/26--Trustee since 1984. 2025 Narrows View Circle #232-D, P.O. Box 1057, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds; Director of Frank Russell Trust Company.

*Mark E. Swanson--Born 11/26/63--Treasurer and Chief Accounting Officer since 1998, Treasurer and Chief Accounting Officer, Russell Insurance Funds, Interim Director, Finance and Operations, Frank Russell Trust Company; Senior Vice President and Assistant Fund Treasurer, SSgA Funds (investment company); Interim Director of Fund Administration and Accounting, Frank Russell Investment Management Company; Manager, Funds Accounting and Taxes, Russell Fund Distributors, Inc. April 1996 to August 1998, Assistant Treasurer, Frank Russell Investment Company; August 1996 to August 1998, Assistant Treasurer, Russell Insurance Funds, November 1995 to July 1998, Assistant Secretary, the SSgA Funds, February 1997 to July 1998, Manager, Funds Accounting and Taxes, Frank Russell Investment Management Company.

*Randall P. Lert--Born 10/03/53--Director of Investments since 1991. Director of Investments, Russell Insurance Funds, Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc. Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd., Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1990 to November 1995, Director of Investments of Frank Russell Investment Management Company.

*Karl J. Ege--Born 10/08/41--Secretary and General Counsel since 1994. Secretary and General Counsel of Russell Insurance Funds. Director, Secretary and General Counsel, Russell Fiduciary Services Co., Frank Russell Capital, Inc.; Secretary, General Counsel and Managing Director--Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company Inc., Russell MLC Management Co., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank Russell Company Limited (London) and Russell Systems Ltd.; Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Company S.A., Frank Russell Japan Co. Ltd., Frank Russell Company (NZ) Limited, Russell Investment Nominee Co PTY Ltd and Frank Russell Investments (UK) Ltd.; From November 1995 to February 1997, Director and Secretary, Frank Russell Investments (Delaware), Inc.; July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation; April 1992 to December, 1998, Director, Frank Russell Company.

*Peter F. Apanovitch--Born 05/03/45--Manager of Short-Term Investment Funds. Manager of Short-Term Investment Funds, Russell Insurance Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.


                          TRUSTEE COMPENSATION TABLE*


                                          AGGREGATE      PENSION OR RETIREMENT
                                       COMPENSATION       BENEFITS ACCRUED AS   ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
                                  FROM THE INVESTMENT   PART OF THE INVESTMENT   BENEFITS UPON     THE INVESTMENT COMPA
TRUSTEE                                  COMPANY          COMPANY EXPENSES       RETIREMENT           PAID TO TRUSTEES
-------                                  -------          ----------------       ----------           ----------------
Lynn L. Anderson                         $     0                      $0                    $0                 $     0
Paul E. Anderson                         $20,000                      $0                    $0                 $28,062*
Paul Anton, PhD.                         $20,000                      $0                    $0                 $28,062*
William E. Baxter                        $20,000                      $0                    $0                 $28,062*
Lee C. Gingrich                          $20,000                      $0                    $0                 $28,062*
Eleanor W. Palmer                        $20,000                      $0                    $0                 $28,062*

* The Trustees received $8,062 for service as trustees on the Board of Trustees for the Russell Insurance Funds.


                            OPERATION OF THE TRUST

SERVICE PROVIDERS. Most of FRIC's necessary day-to-day operations are performed by separate business organizations under contract to FRIC. The principal service providers are:


Consultant                                             Frank Russell Company ("Russell")
Advisor, Administrator, Transfer and Dividend          Frank Russell Investment Management Company
Disbursing Agent
Money Managers                                         Multiple professional discretionary investment management
                                                        organizations
Custodian and Portfolio Accountant                     State Street Bank and TrustCompany

CONSULTANT. Frank Russell Company, the corporate parent of FRIMCo, was responsible for organizing FRIC and provides ongoing consulting services, described in the Prospectuses, to FRIC and FRIMCo.

Frank Russell Company provides comprehensive consulting and money manager evaluation services to institutional clients, including FRIMCo and Frank Russell Trust Company, and to high net worth individuals and families ($100 million) through its Russell Private Investment Division. Frank Russell Company also provides: (i) consulting services for international investment to these and other clients through its International Division and its wholly owned subsidiaries, Frank Russell Company London (Frank Russell Company Limited), Frank Russell Canada (Frank Russell Canada Limited/Limitee), Frank Russell Australia (Frank Russell Company Pty., Limited), Frank Russell Japan, Frank Russell AG (Zurich), Frank Russell Company S.A. (Paris), Frank Russell Company (N.Z.) Limited (Auckland), and Frank Russell Investments (Delaware), Inc., and
(ii) investment account and portfolio evaluation services to corporate pension plan sponsors and institutional money managers through its Russell Data Services Division. Frank Russell Securities, Inc., a wholly owned subsidiary of Frank Russell Company, carries on an institutional brokerage business. Frank Russell Capital Inc., a wholly owned subsidiary of Frank Russell Company, carries on an investment banking business as a registered broker-dealer. Frank Russell Trust Company, a wholly-owned subsidiary of Frank Russell Company, provides comprehensive trust and investment management services to corporate pension and profit-sharing plans. Frank Russell Investments (Cayman) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell Investment (Ireland) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell International Services Co., Inc., a wholly owned subsidiary of Frank Russell Company, provides services to US personnel secunded to overseas enterprises. Russell Fiduciary Services Company, a wholly owned subsidiary of Frank Russell Company, provides fiduciary services to pension and welfare benefit plans and other institutional investors. The mailing address of Frank Russell Company is 909 A Street, Tacoma, WA 98402.

As affiliates, Frank Russell Company and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman of FRIC, is the Chairman of the Board of Russell. FRIMCo is a wholly owned subsidiary of Russell.

Russell is a subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized under the laws of Wisconsin. Northwestern Mutual's products consist of a full range of permanent and term life insurance, disability income insurance, long-term care insurance, mutual funds and annuities for personal, estate, retirement, business, and benefits planning. Northwestern Mutual provides its insurance products and services through an exclusive network of approximately 7,200 agents associated with over 100 general agencies nationwide. Northwestern Mutual leads the U.S. in both individual life insurance sold annually and total individual life insurance in force.

ADVISOR AND ADMINISTRATOR. Frank Russell Investment Management Company provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds. Prior to December 1, 1998, FRIMCo provided advisory and administrative services to the Funds pursuant to one Management Agreement for which each Fund paid a single fee. Effective December 1, 1998, FRIMCo's advisory and
administrative services are provided under separate agreements.   FRIMCo
provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties such as the money managers and custodian. FRIMCo also develops the investment programs for each of the Funds, selects money managers for the Funds (subject to approval by the Board), allocates assets among money managers, monitors the money managers' investment programs and results, and may exercise investment discretion over assets invested in the Funds' Liquidity Portfolio. (See, "Investment Policies--Liquidity Portfolio.") FRIMCo also acts as FRIC's transfer agent, dividend disbursing agent and as the money manager for the Money Market and US Government Money Market Funds. FRIMCo, as agent for FRIC, pays the money managers' fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to FRIMCo. The remainder of the advisory fee is retained by FRIMCo as compensation for the services described above and to pay expenses.

Prior to April 1, 1995, the Equity I, Equity II, Equity III, Equity Q, Equity T, International, Emerging Markets, Fixed Income I, Fixed Income III, Short Term Bond, and Money Market Funds paid no management fee to FRIMCo. Each shareholder entered into a written Asset Management Services Agreement with FRIMCo and agreed to pay annual fees, billed quarterly on a pro rata basis and calculated as a specified percentage of the average assets which the shareholder had invested at each month end in any of the Funds. Beginning April 1, 1995, FRIC's Management Agreement was amended to provide that each of those Funds will pay an annual management fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of those Funds. (See the applicable Prospectus for annual percentage rates.) A shareholder of any of those Funds would continue to enter into a separate written agreement with FRIMCo to obtain separate individual shareholder services, and therefore would pay fees under such agreement based on a specified percentage of average assets which are subject to the agreement concerning FRIMCo's provision of individual shareholder investment services with respect to that shareholder.

Each of the Funds pays an annual advisory fee and an annual administrative fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature will be provided by FRIMCo pursuant to an Administrative Agreement for a fee of 0.05% of each Fund's average daily net asset value. (See the applicable Prospectus for the Funds' annual advisory percentage rates.)

FRIMCo has voluntarily agreed to waive all or a portion of its combined advisory and administrative fees for certain Funds. This arrangement is not part of the Advisory Agreement with FRIC or the Administrative Agreement and may be changed or discontinued at any time. FRIMCo currently calculates its advisory fee based on a Fund's average daily net assets less any advisory fee incurred on the Fund's assets invested to the extent the Fund incurs advisory fees for investing a portion of its assets in FRIC's Money Market Fund.

The following Funds paid FRIMCo the listed management fees for the years ended December 31, 1998, 1997 and 1996 (representing the fee paid for both advisory and administrative services):


                                                                      YEARS ENDED
                                                                      -----------
                                                      12/31/98               12/31/97               12/31/96
                                                     ----------             ----------             ----------
Diversified Equity                                   $9,580,094             $6,906,245             $4,728,098
Special Growth                                        5,901,577              4,556,999              3,307,757
Equity Income                                         2,039,971              1,721,974              1,504,153
Quantitative Equity                                   9,056,015              6,616,377              4,455,041
International Securities                              8,859,189              7,751,289              6,498,479
Real Estate Securities                                5,183,218              4,428,351              2,943,292
Diversified Bond                                      3,407,594              2,755,500              2,360,391
Multistrategy Bond                                    3,241,445              2,225,087              1,673,473
Tax Exempt Bond                                         525,312                361,226                312,456
U.S. Government Money Market                            372,920                542,075                481,642
Tax Free Money Market                                   429,613                266,939                234,929

For the years ended December 31, 1998, 1997 and 1996, the following Funds paid FRIMCo the following management fees (representing the fee paid for both advisory and administrative services):


                                                                                                 YEARS ENDED
                                                                                                 -----------
                                                                             12/31/98              12/31/97        12/31/96
                                                                             --------              --------        --------
Equity I                                                                    $7,626,293             $6,457,044      $5,261,926
Equity II                                                                    3,792,749              3,226,955       2,448,618
Equity III                                                                   1,403,784              1,381,167       1,340,374
Equity Q                                                                     6,563,229              6,049,752       4,392,254
Equity T                                                                     1,463,604                375,054          21,443
International                                                                7,709,349              7,576,927       6,569,285
Emerging Markets                                                             4,020,121              4,167,163       2,773,817
Fixed Income I                                                               2,631,177              2,149,298       1,977,178
Fixed Income III                                                             2,380,980              1,835,798       1,483,875
Short Term Bond                                                              1,216,062              1,184,588         988,312
Money Market                                                                 2,719,009              1,805,170       1,437,186

Equity T Fund commenced operations on October 7, 1996.

FRIC's Advisory Agreement also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Manager on an annual basis, such excess will be paid by FRIMCo. The Manager has voluntarily agreed to waive a portion of its 1.20% combined advisory and administrative fees for the Emerging Markets Fund, to the extent total fund level expenses for the Fund exceed 1.95% of its average daily net assets on an annual basis. There were no waivers by the Manager for the twelve months ended December 31, 1998.

The Manager has voluntarily agreed to waive a portion of its 0.75% combined advisory and administrative fees for the Equity T Fund, up to the full amount of those fees, equal to the amount by which the Fund's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis. In addition, the Manager has voluntarily agreed to reimburse the Fund for any remaining Fund operating expenses after any Manager waiver which exceed 1.00% of the Fund's average daily net assets on an annual basis. There were no waivers by the Manager for the twelve months ended December 31, 1998.

The Manager had voluntarily agreed to waive 0.15% of its combined advisory and administrative fee for the Money Market Fund from October 15, 1997 through December 31, 1998. The amount of fees waived for the twelve months ended December 31, 1998 was $1,631,406.

Prior to June 15, 1998, the Manager voluntarily agreed to waive 0.13% of its 0.20% advisory fee for the US Government Money Market Fund. Effective June 15, 1998, the Manager has voluntarily agreed to waive its advisory fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.30% of the Fund's average daily net assets on an annual basis. The amount of such waiver for the year ended December 31, 1998 was $310,748. In addition, the Manager reimbursed the US Government Money Market Fund $33,870 for expenses over the cap in 1998.

Effective January 1, 1997, the Manager has voluntarily agreed to waive 0.10% if its 0.25%combined advisory and administrative fees for the Tax Free Money Market Fund. The amount of such waiver for the twelve months ended December 31, 1998 was $171,845.

FRIC's Advisory Agreement also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Manager on an annual basis, such excess will be paid by FRIMCo. The Manager has voluntarily agreed to waive a portion of its 0.65% combined advisory and administrative fees for the Multistrategy Bond Fund, to the extent that total fund level expenses for this Fund exceed 0.80% of its average daily net assets on an annual basis. The total amount of such waivers for the twelve months ended December 31, 1998 was $57,035.

FRIC's Advisory Agreement also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Manager on an annual basis, such excess will be paid by FRIMCo. The Manager has voluntarily agreed to waive a portion of its 0.55% combined advisory and administrative fees for the Fixed Income III Fund, to the extent total fund level expenses for the Fund exceed 0.75% of its average daily net assets on an annual basis. There were no waivers for the Fixed Income III Fund for the period ended December 31, 1998.

FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

MONEY MANAGERS. Except with respect to the Money Market and US Government Money Market Funds, the money managers have no affiliations or relationships with FRIC or FRIMCo other than as discretionary managers for all or a portion of a Fund's portfolio, except some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, "Brokerage Allocations" and "Brokerage Commissions"). Money managers may serve as advisers or discretionary managers for Frank Russell Trust Company, other investment vehicles sponsored or advised by Frank Russell Company or its affiliates, other consulting clients of Frank Russell Company, other off-shore vehicles and/or for accounts which have no business relationship with the Frank Russell Company organization.

From its advisory fees, FRIMCo, as agent for FRIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the period ended December 31, 1998, management fees paid to the money managers were:


                                                    ANNUAL RATE
     FUND             $ AMOUNT PAID      (AS A % OF AVERAGE DAILY NET ASSETS)
     ----             -------------      ------------------------------------

Equity I                       $2,646,978               0.21%
Equity II                       1,973,599               0.39%
Equity III                        421,765               0.18%
Fixed Income I                    620,482               0.07%
Short Term Bond                   414,057               0.17%
Fixed Income III                  861,391               0.19%
International                   3,863,814               0.37%
Equity Q                        2,026,435               0.19%
Equity T                          606,948               0.31%
Emerging Markets                2,230,317               0.66%
Diversified Equity              2,556,100               0.21%
Special Growth                  2,419,648               0.39%
Equity Income                     460,134               0.18%
Diversified Bond                  529,842               0.07%
International Securities        3,505,016               0.37%
Multistrategy Bond                990,456               0.19%
Quantitative Equity             2,153,019               0.19%
Real Estate Securities          1,757,612               0.29%
Tax Exempt Bond                   252,321               0.23%
Tax Free Money Market             134,817               0.08%

Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after FRIC has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by Frank Russell Company as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker- dealer affiliates.

DISTRIBUTOR. Russell Fund Distributors, Inc. (the "Distributor") serves as the distributor of FRIC shares. The Distributor receives no compensation from FRIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of shares pursuant to FRIC's Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

CUSTODIAN. State Street Bank and Trust Company ("State Street") serves as custodian for FRIC. State Street also provides the basic portfolio recordkeeping required by each of the Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee, in accordance with the following: domestic custody - an annual fee, payable monthly on a pro rata basis, based on the month-end net assets and geographic classification of the investments in the international funds; fund accounting -
(i) an annual fee of $18,000 - $25,000 per portfolio per fund, (ii) an annual fee of 0.015% - 0.030%, payable monthly on a pro rata basis, based on daily average net assets of each Fund; securities transaction charges from $7.50 to $100.00 per transaction; monthly pricing fees of $375.00 per portfolio and $6.00 to $16.00 per security; multiple class fees of $15,000 per year for each additional class of shares; and yield calculation fees of $4,200 per fixed income fund per year. State Street is reimbursed by the Funds for supplying certain out-of-pocket expenses, including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. In addition, interest earned on invested cash balances is used to offset the Funds' custodian expense. The mailing address for State Street is 1776 Heritage Drive, North Quincy, MA 02171.

TRANSFER AND DIVIDEND DISBURSING AGENT. FRIMCo serves as Transfer Agent for FRIC. For this service, FRIMCo is paid a per account fee for transfer agency and dividend disbursing services provided to FRIC. From this fee FRIMCo compensates unaffiliated agents who assist in providing these services. FRIMCO is also reimbursed by FRIC for certain out-of-pocket expenses, including postage, taxes, wires, stationery and telephone. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

ORDER PLACEMENT DESIGNEES. FRIC has authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for FRIC shares. Certain Financial Intermediaries are authorized, subject to approval of FRIC's Distributor, to designate other intermediaries to accept purchase and redemption orders on FRIC's behalf. FRIC will be deemed to have received a purchase or redemption order when such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund's net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to FRIC.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP serves as the independent accountants of FRIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with generally accepted accounting practices and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is One Post Office Square, Boston, MA 02109.

PLAN PURSUANT TO RULE 18f-3. On February 23, 1995, the Securities and Exchange Commission (the "SEC") adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of trustees that is filed with the SEC. At a meeting held on April 22, 1996, the Board adopted a plan pursuant to Rule 18f-3 (the "Rule 18f-3 Plan") on behalf of each Fund that issues multiple classes of Shares (each a "Multiple Class Fund"). At a meeting held on June 3, 1998, the Board amended the Rule 18f-3 Plan to create classes for the Institutional Funds. On November 9, 1998, the Board again amended the Rule 18f-3 Plan to revise the previously authorized classes. For purposes of this Statement of Additional Information, each Fund that issues multiple classes of shares is referred to as a "Multiple Class Fund." The key features of the Rule 18f-3 plan are as follows: shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of shares offered in connection with a Rule 12b-1 plan would bear certain fees under its respective Rule 12b-1 plan and would have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of shares may contain a conversion feature; (3) each class of shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of shares of a Multiple Class Fund might have different exchange privileges from another class; (6) each class of shares of a Multiple Class Fund would have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

DISTRIBUTION PLAN. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Accordingly, the Multiple Class Funds have adopted a distribution plan (the "Distribution Plan") for the Multiple Class Funds' Class C Shares, which are described in the respective Funds' Prospectuses. In adopting the Distribution Plan, a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of FRIC and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan (the "Independent Trustees"), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the Multiple Class Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the Multiple Class Funds by enabling the Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a Multiple Class Fund would have.

The 12b-1 Fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, the Trust makes no distribution payments to the Distributor which respect to Class C Shares except as described above. Therefore, the Trust does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Trust, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by the Trust under the Distribution Plan.

The Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class C Shares for any activities or expenses primarily intended to result in the sale of Class C Shares of a Multiple Class Fund. Such payments by FRIC will be calculated daily and paid periodically and shall not be made less frequently than quarterly. Any amendment to increase materially the costs that a Multiple Class Fund's Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of a Multiple Class Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding Shares of such Fund are present or represented by proxy. The Distribution Plan does not provide for the Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Distribution Plan may not be amended without approval of the holders of the Class C Shares. The Distribution Plan and material amendments to it must be approved annually by all of the Trustees and by the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. The Distribution Plan is terminable, as to a Multiple Class Fund's Shares, without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of a Multiple Class Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding Shares of such Fund are present or represented by proxy.

Under the Distribution Plan, the Multiple Class Funds may also enter into agreements ("Selling Agent Agreements") with Financial Intermediaries and with the Distributor ("Selling Agents"), to provide shareholder servicing with respect to Multiple Class Fund shares held by or for the customers of the Financial Intermediaries.

Under the Distribution Plan, the following Multiple Class Funds' Class E and Class C Shares (which are no longer subject to the Distribution Plan) accrued expenses in the following amounts, payable to the Distributor, for the period ended December 31, 1998 (these amounts were for compensation to dealers):

                                                                 Class C              Class E
                                                                 -------              -------
          Diversified Equity                                        --                 $5,464
          Special Growth                                            --                  5,553
          Equity Income                                             --                    696
          Quantitative Equity                                       --                  4,035
          International Securities                                  --                  2,245
          Real Estate Securities                                    --                    643
          Diversified Bond                                          --                  5,148

SHAREHOLDER SERVICES PLAN. A majority of the Trustees, including a majority of the Independent Trustees, has also adopted, on behalf of each Multiple Class Fund a Shareholder Services Plan pertaining to such Funds' Class C Shares (the "Service Plan"), effective April 22, 1996, and such Service Plan was amended on June 3, 1998, to include Class E Shares and shares of the Premier Class.

Under the Service Plan, FRIC may compensate the Distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of the Class C, Class E or Premier Class, offering such Shares ("Servicing Agents"), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of FRIC's Class C, Class E or Premier Class. Such payments by FRIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Shares any Class C, Class E or Premier Class may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund's Shares.

Among other things, the Service Plan provides that (1) the Distributor shall provide to FRIC's officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund's Shares, by a vote of a majority of the Independent Trustees.

Under the Service Plan, the following Multiple Class Funds' Class E and Class C Shares accrued expenses in the following amounts payable to the Distributor, for the period ended December 31, 1998:

                                                                Class C           Class E
                                                                -------           -------
          Diversified Equity                                        --             $12,201
          Special Growth                                            --              10,155
          Equity Income                                             --               1,449
          Quantitative Equity                                       --               9,265
          International Securities                                  --               5,369
          Real Estate Securities                                    --               1,235
          Diversified Bond                                          --               9,314

Premier Class Shares were not issued during the period ended December 31, 1998.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings and loan association) from being an underwriter or distributor of most securities. In the event that the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from the Glass-Steagall Act. Therefore, banks and financial institutions may be required to register as dealers under state law. In addition, some state securities laws may require administrators to register as brokers and dealers.

FUND EXPENSES. The Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Funds is the annual advisory fee and the annual administrative fee, each payable to FRIMCo. The Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, and portfolio and shareholder recordkeeping services, and maintenance of tax records (except for Money Market, Tax Exempt Bond, U.S. Government Money Market, Equity T and Tax Free Money Market Funds); state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of FRIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.

As of the date of this Statement, FRIMCo has contractually agreed to waive until April 30, 2000 all or a portion of its aggregate combined advisory and administrative fees with respect to certain Funds.

VALUATION OF FUND SHARES. The net asset value per share is calculated for each Fund Class on each business day on which shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange ("NYSE") is open for trading, and for the Money Market, US Government Money Market, and Tax Free Money Market Funds, any day on which both the NYSE is open for trading and the Boston Federal Reserve Bank is open for business. Currently, the NYSE is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Boston Federal Reserve Bank is open for business Good Friday and every day the NYSE is open, except Columbus Day and Veterans' Day.

Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund's assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent.

The International, Emerging Markets, International Securities, Fixed Income I, Diversified Bond, Fixed Income III and Multistrategy Bond Funds' portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless FRIMCo determines that a particular event would materially affect the net asset value.

VALUATION OF PORTFOLIO SECURITIES. With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

Money market instruments maturing within 60 days of the valuation date held by the Funds are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with the Rule. The money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. Money market instruments maturing within 60 days of the valuation date held by the non-money market Funds are also valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

Municipal obligations are appraised or priced by an independent pricing source, approved by the Board, which utilizes relevant information, such as bond transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.

The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

PORTFOLIO TRANSACTION POLICIES. Generally, securities are purchased for the Equity I, Equity III, Equity Q, International, Emerging Markets, Fixed Income I, Diversified Equity, Equity Income, Quantitative Equity, International Securities, Real Estate Securities and Diversified Bond Funds for investment income and/or capital appreciation and not for short-term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers. Equity II, Fixed Income III, Special Growth, Short Term Bond, Multistrategy Bond and Tax Exempt Bond Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for these Funds. Conversely, the Equity T Fund, which seeks to minimize the impact of taxes on its shareholders, attempts to limit short-term capital gains and to minimize the realization of net long-term capital gains. These policies are expected to result in a low portfolio turnover rate for the Equity T Fund.

The portfolio turnover rates for certain Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could be selling a security when another money manager for the same Fund is purchasing the same security thereby increasing the Fund's portfolio turnover ratios and brokerage commissions. The Funds' changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager's portfolio. In view of the Equity T Fund's investment objective and policies, the Fund's ability to change money managers may be constrained.

The Funds, except the Tax Exempt Bond and Equity T Funds, do not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

PORTFOLIO TURNOVER RATE. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.

The portfolio turnover rates for the last two years for each Fund (other than the Money Market, US Government Money Market and Tax Free Money Market Funds) were:

                                                                          YEARS ENDED
                                                                          -----------
                                                                      12/31/98             12/31/97
                                                                      --------             --------
Equity I                                                                101%                  111%
Equity II                                                               129                   103
Equity III                                                              136                   129
Equity Q                                                                 75                    95
Equity T*                                                                51                    39
International                                                            64                    79
Emerging Markets                                                         59                    51
Fixed Income I                                                          227                   166
Fixed Income III                                                        342                   275
Diversified Equity                                                      100                   114
Special Growth                                                          129                    97
Equity Income                                                           150                   139
Quantitative Equity                                                      77                    88
International Securities                                                 68                    74
Real Estate Securities                                                   43                    49
Diversified Bond                                                        217                   172
Short Term Bond                                                         130                   213
Multistrategy Bond                                                      335                   264
Tax Exempt Bond                                                          74                    41

*    Equity T Fund commenced operations on October 7, 1996.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities (see "Taxes").

BROKERAGE ALLOCATIONS. Transactions on US stock exchanges involve the payment of negotiated brokerage commissions; on non-US exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed payment in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the money manager. FRIC's advisory agreements with FRIMCo and the money managers provide, in substance and subject to specific directions from officers of FRIC or FRIMCo, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Securities will ordinarily be purchased in the primary markets, and the money manager shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the advisory agreements authorize FRIMCo and the money managers, respectively, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, FRIMCo and/or to the money manager (or their affiliates). FRIMCo and the money managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commissions another broker or dealer would have charged for effecting that transaction. FRIMCo or the money manager, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which FRIMCo or the money manager exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with FRIC's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

FRIMCo arranges for the purchase and sale of FRIC's securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. FRIMCo may select brokers and dealers which provide it with research services and may cause FRIC to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable FRIMCo to supplement its own research and analysis.

Frank Russell Securities, Inc. ("Securities"), an affiliate of FRIMCo, refunds up to 70% of the commissions paid to the Funds effecting such transactions, after reimbursement for research services provided to FRIMCo. As to brokerage transactions effected by money managers on behalf of the Funds through Securities, at the request of the FRIMCo, research services obtained from third party service providers at market rates are provided to the Funds by Securities. Such research services include performance measurement statistics, fund analytics systems and market monitoring systems. As to other brokerage transactions effected by the Funds through Securities, research services provided by Frank Russell Company and Russell Data Services are provided to the money managers. Such services include market performance indices, investment adviser performance information and market analysis. This arrangement is used by the Equity I, Equity II, Equity III, Equity Q, Equity T, International, Emerging Markets, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities and Real Estate Securities Funds.

BROKERAGE COMMISSIONS. The Board reviews, at least annually, the commissions paid by the Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. Frank Russell Company maintains an extensive database showing commissions paid by institutional investors, which is the primary basis for making this evaluation. Certain services received by FRIMCo or money managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the money manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the money managers are not reduced by reason of their receipt of such brokerage and research services.

During the last three years, the brokerage commissions paid by the Funds were:

                                                                   YEARS ENDED DECEMBER 31,
                                                                   ------------------------
                                                       1998                  1997                  1996
                                                       ----                  ----                  ----
Equity I                                               $ 2,185,029           $ 2,525,291           $ 1,988,671
Equity II                                                1,111,879               743,450               863,209
Equity III                                                 671,292               540,862               616,005
Equity Q                                                 1,328,183             1,323,995               950,684

Equity T*                                                  176,555                40,539                10,305
International                                            3,100,978             2,679,272             1,770,839
Emerging Markets                                         1,414,084             1,722,534               964,725
Diversified Equity                                       2,137,221             2,340,509             1,360,214
Special Growth                                           1,362,922               828,211               893,203
Equity Income                                              732,684               515,622               507,754
Quantitative Equity                                      1,404,098             1,069,927               744,245
International Securities                                 2,865,227             2,193,334             1,284,042
Real Estate Securities                                   1,127,266               641,659               915,952
                                                       -----------           -----------           -----------
     Total                                             $19,617,418           $17,165,205           $12,869,848
                                                       ===========           ===========           ===========


*    Equity T commenced operations on October 7, 1996.

The principal reasons for changes in several Funds' brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Fixed Income I, Fixed Income III, Diversified Bond, Short Term Bond, Multistrategy Bond, Tax Exempt Bond, Money Market, US Government Money Market and Tax Free Money Market Funds normally do not pay a stated brokerage commission on transactions.

During the year ended December 31, 1998, approximately $3.2 million of the brokerage commissions of the Funds were directed to brokers who provided research services to FRIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets.

Gross brokerage commissions received by affiliated broker/dealers from affiliated and non-affiliated money managers for the year ended December 31, 1998, from portfolio transactions effected for the Funds, were as follows:

                                                                                                 PERCENT OF TOTAL
AFFILIATED BROKER/DEALER                                                COMMISSIONS                 COMMISSIONS
------------------------                                                -----------                 -----------
Autranet, Inc.                                                          $   15,721                     0.077%
Sanford C. Bernstein & Co., Inc.                                            22,280                     0.109
Donaldson, Lufkin & Jenrette                                               100,451                     0.493
Dresdner Kleinwort Benson                                                  101,048                     0.496
Frank Russell Securities                                                 1,787,765                     8.774
J.P. Morgan Securities, Inc.                                               166,774                     0.819
Montgomery Securities                                                          612                     0.003
Morgan Stanley Dean Witter                                                 166,899                     0.819
Ord Minnett, Inc.                                                            6,979                     0.034
Robert Fleming, Inc.                                                       153,497                     0.753
Robert W. Baird & Co.                                                        8,163                     0.040
Robinson-Humphrey, Inc.                                                        745                     0.004
Salomon Smith Barney, Inc.                                                 328,114                     1.610
Unibanco Holdings SA                                                         6,618                     0.032
                                                                        ----------                    ------
Total Affiliated Commissions                                            $2,865,666                    14.063%
                                                                        ----------                    ------

The percentage of total affiliated transactions (relating to trading activity) to total transactions during the year ended December 31, 1998 for the Funds was 14%.

During the year ended December 31, 1998, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of December 31, 1998, was as follows:

FUND
                      BEAR          GOLDMAN         MERRILL          MORGAN          PAINE
                     STEARNS      SACHS & CO.        LYNCH          STANLEY          WEBBER
-----------------------------------------------------------------------------------------------
Equity I                                             $  280,000      $6,482,000      $1,694,000
-----------------------------------------------------------------------------------------------
Equity II            $1,078,000
-----------------------------------------------------------------------------------------------
Equity III                                                            2,343,000
-----------------------------------------------------------------------------------------------
Equity Q              1,206,000                                       9,737,000
-----------------------------------------------------------------------------------------------
Fixed Income I        1,798,000     $1,497,000          558,000
-----------------------------------------------------------------------------------------------
Fixed Income III                     4,970,000        2,070,000
-----------------------------------------------------------------------------------------------
Equity T                                                              2,048,000
-----------------------------------------------------------------------------------------------
Diversified                                             300,000       5,907,000       1,338,000
 Equity
-----------------------------------------------------------------------------------------------
Special Growth        1,227,000
-----------------------------------------------------------------------------------------------
Equity Income                                                         3,003,000
-----------------------------------------------------------------------------------------------
Quantitative          1,320,000                                         988,000
 Equity
-----------------------------------------------------------------------------------------------
Diversified Bond      1,997,000                         812,000
-----------------------------------------------------------------------------------------------
Short Term Bond       1,140,000                       1,493,000
-----------------------------------------------------------------------------------------------
Multistrategy                        4,970,000        5,002,000
 Bond
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

At December 31, 1998, the Funds did not have any holdings in the following top 10 broker-dealers:
- Frank Russell Securities
- Investment Technology
- Instinet Corp.
- S.G. Warburg

YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute their average annual total return by using a standardized method of calculation required by the SEC and report average annual total return for each class of shares which they offer. Because the Class C Shares are subject to a 12b-1 fee and a shareholder services fee, the average annual total return performance of the Class C Shares may be different than the average annual total return performance of other classes of Shares.

Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)/n/ = ERV

     Where:    P    =    a hypothetical initial payment of $1,000;
               T    =    average annual total return;
               n    =    number of years; and
              ERV   =    ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof).

The calculation assumes that all dividends and distributions of each Fund are reinvested at the price stated in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for all classes of Shares are reported in the respective Prospectuses.

Yields are computed by using standardized methods of calculation required by the SEC. Similar to average annual total return calculations, a Fund calculates yields for each class of shares which it offers. Yields for Funds other than Funds investing primarily in money market instruments (the "Money Market Funds") are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b+1)/6/ -1]
                                 ----------------
                                        cd

Where:    a    =    dividends and interest earned during the period
          b    =    expenses accrued for the period (net of reimbursements)
          c    =    average daily number of shares outstanding during the period that were entitled to receive dividends
          d    =    the maximum offering price per share on the last day of the period

The yields for the Funds investing primarily in fixed-income instruments are reported in the respective Prospectuses.

Each Money Market Fund computes its current annualized and compound effective annualized yields using standardized methods required by the SEC. The annualized yield for each Money Market Fund is computed by (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7 and subtracting 1.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because each Money Market Fund's yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.

Current and effective yields for the Class S Shares of the Money Market Funds are reported in the Funds' respective Prospectuses.

Each Fund may, from time to time, advertise non-standard performances, including average annual total return.

Each Fund may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indexes.

Tax-equivalent yields for the Tax Exempt Bond and Tax Free Money Market Funds are calculated by dividing that portion of the yield of the appropriate Fund as computed above which is tax exempt by one, minus a stated income tax rate and adding the product to that quotient, if any, of the yield of the Fund that is not tax exempt. The tax-equivalent yields for the Tax Exempt Bond and Tax Free Money Market Funds are reported in the Funds' respective Prospectuses.

           INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

Each Fund's investment objective is "fundamental" which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Other policies may be changed by a Fund without shareholder approval. The Funds' investment objectives are set forth in the respective Prospectuses.

INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made.

No Fund will:

     1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies; and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund. Investments by Funds, other than the Tax Free Money Market and U.S. Government Money Market Funds, in shares of the Money Market Fund are not subject to this restriction, or to Investment Restrictions 2, 3, and 13. (See, "Investment Policies -- Cash Reserves.")

     2. Invest 25% or more of the value of the Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities), but such concentration may occur incidentally as a result of changes in the market value of portfolio securities. This restriction does not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of US banks having net assets in excess of $100,000,000. (Refer to the description of the Real Estate Securities Fund and the Money Market Fund in the applicable Prospectuses for a description of each Fund's policy with respect to concentration in a particular industry.)

     3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

     4. Invest in companies for the purpose of exercising control or management.

     5. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     6. Purchase or sell commodities or commodities contracts except stock index and financial futures contracts.

     7. Borrow money, except that the Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that the Fund may borrow to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days. Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restrictions, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     8. Purchase securities on margin or effect short sales (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments in connection with transactions in futures contracts and related options).

     9. Engage in the business of underwriting securities issued by others or purchase securities, except as permitted by the Tax Exempt Bond and Tax Free Money Market Funds' investment objectives.

     10. FRIC will not participate on a joint or a joint and several basis in any trading account in securities except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act. The "bunching" of orders for the sale or purchase of marketable portfolio securities with two or more Funds, or with a Fund and such other accounts under the management of FRIMCo or any money manager for the Funds to save brokerage costs or to average prices among them shall not be considered a joint securities trading account. The purchase of shares of the Money Market Fund by any other Fund shall also not be deemed to be a joint securities trading account.

     11. Make loans of money or securities to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; (ii) the entry into "repurchase agreements;" or (iii) the lending of portfolio securities in the manner generally described in the Funds' Prospectuses'.

     12. Purchase or sell options except to the extent permitted by the policies set forth in the sections "Certain Investments -- Options on Securities and Indices," "Certain Investments -- Foreign Currency Options," "Certain Investments -- Futures Contracts and Options on Future Contracts" and "Certain Investments -- Forward Foreign Currency Contracts" below. The Tax Exempt Bond and Tax Free Money Market Funds may purchase municipal obligations from an issuer, broker, dealer, bank or other persons accompanied by the agreement of such seller to purchase, at the Fund's option, the municipal obligation prior to maturity thereof.

     13. FRIC will not purchase the securities of other investment companies except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act.

     14. Purchase from or sell portfolio securities to the officers, Trustees or other "interested persons" (as defined in the 1940 Act) of FRIC, including the Fund's money managers and their affiliates, except as permitted by the 1940 Act, SEC rules or exemptive orders.

     15. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions, or issuing shares of beneficial interest in multiple classes.

     An additional fundamental policy is that (a) Fixed Income I, Diversified Bond and Short Term Bond Funds may acquire convertible bonds which will be disposed of by the Funds in as timely a manner as is practical after conversion, and (b) Tax Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs.

     For purposes of these investment restrictions, the Tax Exempt Bond and Tax Free Money Market Funds will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non-governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.

INVESTMENT POLICIES.

FUND INVESTMENT SECURITIES
--------------------------

     The following tables illustrate the investments that the Funds primarily invest in or are permitted to invest in:

----------------------------------------------------------------------------------------------------------------
                                Diversified  Equity  Quantitative  International  Diversified  Multistrategy
      Type of Portfolio           Equity     Income     Equity      Securities       Bond          Bond
           Security                Fund       Fund       Fund          Fund          Fund          Fund
----------------------------------------------------------------------------------------------------------------
Common stocks...............        X           X          X             X
----------------------------------------------------------------------------------------------------------------
Common stock equivalents
----------------------------------------------------------------------------------------------------------------
  (warrants)................        X           X          X             X
----------------------------------------------------------------------------------------------------------------
  (options).................        X           X          X             X
----------------------------------------------------------------------------------------------------------------
  (convertible debt
    securities).............        X           X          X             X
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
(depository receipts).........       X         X          X
----------------------------------------------------------------------------------------------------------------
Preferred stocks..............       X         X          X              X
----------------------------------------------------------------------------------------------------------------
Equity derivative securities..       X         X          X              X
----------------------------------------------------------------------------------------------------------------
Debt securities (below
investment grade or junk
bonds) .......................                                                                       X
----------------------------------------------------------------------------------------------------------------
US government securities......       X         X          X              X             X             X
----------------------------------------------------------------------------------------------------------------
Municipal obligations.........                                                                       X
----------------------------------------------------------------------------------------------------------------
Investment company
securities....................       X         X          X              X             X             X
----------------------------------------------------------------------------------------------------------------
Foreign securities............       X         X          X              X                           X
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                        US       Tax
                                   Real                                              Short          Government   Free
                                  Estate    Emerging            Special  Tax Exempt  Term   Money     Money     Money
      Type of Portfolio         Securities  Markets   Equity T  Growth      Bond     Bond   Market    Market    Market
          Securities               Fund       Fund      Fund     Fund       Fund     Fund    Fund      Fund      Fund
----------------------------------------------------------------------------------------------------------------------------
Common stocks.................     X           X         X        X
----------------------------------------------------------------------------------------------------------------------------
Common stock equivalents
----------------------------------------------------------------------------------------------------------------------------
  (warrants)..................     X           X         X        X
----------------------------------------------------------------------------------------------------------------------------
  (options)...................     X           X         X        X
----------------------------------------------------------------------------------------------------------------------------
  (convertible debt
    securities)...............     X           X         X        X                   X
----------------------------------------------------------------------------------------------------------------------------
  (depository receipts).......                 X                  X
----------------------------------------------------------------------------------------------------------------------------
Preferred stocks..............     X           X         X        X                   X
----------------------------------------------------------------------------------------------------------------------------
Equity derivative securities..     X           X         X        X
----------------------------------------------------------------------------------------------------------------------------
Debt securities (below
  investment grade or junk
  bonds)......................                 X
----------------------------------------------------------------------------------------------------------------------------
US government securities......     X           X         X        X          X        X       X         X         X
----------------------------------------------------------------------------------------------------------------------------
Municipal obligations.........                                               X        X
----------------------------------------------------------------------------------------------------------------------------
Investment company
  securities..................     X           X         X        X          X        X       X         X         X
----------------------------------------------------------------------------------------------------------------------------
Foreign securities............     X           X         X        X                   X
----------------------------------------------------------------------------------------------------------------------------

Other Investment Practices
--------------------------

     The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary located at the back of the Statement of Additional Information describes each of the investment techniques identified below.

-------------------------------------------------------------------------------------------------------------------
                                                                                           Fixed      Fixed
      Type of Portfolio         Equity I  Equity II  Equity III  Equity Q  International  Income I  Income III
           Security               Fund      Fund        Fund       Fund        Fund         Fund       Fund
-------------------------------------------------------------------------------------------------------------------
Common stocks.................     X           X         X          X           X
-------------------------------------------------------------------------------------------------------------------
Common stock equivalents
-------------------------------------------------------------------------------------------------------------------
  (warrants)..................     X           X         X          X           X
-------------------------------------------------------------------------------------------------------------------
  (options)...................     X           X         X          X           X
-------------------------------------------------------------------------------------------------------------------
  (convertible debt
    securities)...............     X           X         X          X
-------------------------------------------------------------------------------------------------------------------
  (depository receipts).......     X           X         X
-------------------------------------------------------------------------------------------------------------------
Preferred stocks..............     X           X         X          X           X
-------------------------------------------------------------------------------------------------------------------
Equity derivative securities..     X           X         X          X           X
-------------------------------------------------------------------------------------------------------------------
Debt securities (below
  investment grade or junk
  bonds)......................                                                                          X
-------------------------------------------------------------------------------------------------------------------
US government securities......     X           X         X          X           X            X          X
-------------------------------------------------------------------------------------------------------------------
Municipal obligations.........                                                                          X
-------------------------------------------------------------------------------------------------------------------
Investment company
  securities..................     X           X         X          X           X            X          X
-------------------------------------------------------------------------------------------------------------------
Foreign securities............     X           X         X          X           X            X          X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                Diversified  Equity  Quantitative  International  Diversified  Multistrategy
      Type of Portfolio           Equity     Income     Equity      Securities       Bond          Bond
           Security                Fund       Fund       Fund          Fund          Fund          Fund
-------------------------------------------------------------------------------------------------------------------
Cash reserves...................     X         X         X              X             X             X
-------------------------------------------------------------------------------------------------------------------
Repurchase agreements(1)........                                        X             X             X
-------------------------------------------------------------------------------------------------------------------
When-issued and forward
  commitment securities.........                                        X             X             X
-------------------------------------------------------------------------------------------------------------------
Reverse repurchase
  agreements....................                                        X             X             X
-------------------------------------------------------------------------------------------------------------------
Lending portfolio securities
  not to exceed 33 1/3%.........     X         X         X              X             X             X
  of total Fund assets
-------------------------------------------------------------------------------------------------------------------
Illiquid securities (limited
 to.............................     X         X         X              X             X             X
  15% of a Fund's net assets)
-------------------------------------------------------------------------------------------------------------------
Forward currency
  contracts(2)..................                                        X             X             X
-------------------------------------------------------------------------------------------------------------------
Write (sell) call and put
  options on securities,
  securities indexes and
  foreign currencies(3).........     X         X         X              X             X             X
-------------------------------------------------------------------------------------------------------------------
Purchase options on
  securities, securities
  indexes, and currencies(3)....     X         X         X              X             X             X
-------------------------------------------------------------------------------------------------------------------
Interest rate futures
  contracts, stock index
  futures contracts, foreign
  currency contracts and
  options on futures(4).........     X         X         X              X             X             X
-------------------------------------------------------------------------------------------------------------------
Liquidity portfolios............     X         X         X              X
-------------------------------------------------------------------------------------------------------------------

_________________________

(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

(2) International Securities, Diversified Bond, and Multistrategy Bond Funds each may not invest more than 33% of its assets in these contracts.

(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.

(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      US         Tax
                        Real                                         Tax       Short              Government    Free
                       Estate    Emerging               Special    Exempt      Term      Money      Money       Money
 Type of Portfolio   Securities   Markets   Equity T    Growth      Bond       Bond      Market     Market     Market
    Securities          Fund       Fund       Fund       Fund       Fund       Fund       Fund       Fund       Fund
-------------------------------------------------------------------------------------------------------------------------------
Cash reserves.......    X            X         X           X         X          X
-------------------------------------------------------------------------------------------------------------------------------
Repurchase..........    X            X                               X          X          X          X
 agreements(1)
-------------------------------------------------------------------------------------------------------------------------------
When-issued and
 forward............    X            X                               X          X          X          X          X
  commitment
   securities
-------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase
  agreements........    X            X                               X          X          X          X          X
-------------------------------------------------------------------------------------------------------------------------------
Lending portfolio
 securities
  not to exceed 33..    X            X         X           X                    X          X          X
   1/3%
  of total Fund
   assets
-------------------------------------------------------------------------------------------------------------------------------
Illiquid
 securities.........    X            X         X           X         X          X
 (limited to
  15% of a Fund's
   net assets)
-------------------------------------------------------------------------------------------------------------------------------
Illiquid
 securities.........                                                                       X          X          X
 (limited to
  10% of a Fund's
   net assets)
-------------------------------------------------------------------------------------------------------------------------------
Forward currency
  contracts(2)......                 X                                          X
-------------------------------------------------------------------------------------------------------------------------------
Write (sell) call
 and put
  options on
   securities,......    X            X         X           X                    X
  securities
   indexes and
  foreign
   currencies(3)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Purchase options on
  securities,
   securities...........      X          X             X           X                  X
  indexes, and
   currencies(3)
-------------------------------------------------------------------------------------------------------------------------------
Interest rate
 futures
  contracts, stock
   index
  futures...............      X          X                         X     X            X
   contracts,
   foreign
  currency
   contracts and
  options on
   futures(4)
-------------------------------------------------------------------------------------------------------------------------------
Credit and
  liquidity.............                                                 X                                    X
   enhancements
-------------------------------------------------------------------------------------------------------------------------------
Liquidity portfolio.....      X          X             X           X                  X
-------------------------------------------------------------------------------------------------------------------------------

_________________________

(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) Emerging Markets and Short Term Bond Funds each may not invest more than one-third of its assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Fixed      Fixed
      Type of Portfolio         Equity I  Equity II  Equity III  Equity Q  International  Income I  Income III
           Security               Fund      Fund        Fund       Fund        Fund         Fund       Fund
-------------------------------------------------------------------------------------------------------------------------------
Cash reserves.................      X        X           X          X            X          X          X
-------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements(1)......                                                   X          X          X
-------------------------------------------------------------------------------------------------------------------------------
When-issued and forward
  commitment securities.......                                                   X          X          X
-------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase
  agreements..................                                                   X          X          X
-------------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities
  not to exceed 33 1/3%
  of total Fund assets........      X        X           X          X            X          X          X
-------------------------------------------------------------------------------------------------------------------------------
Illiquid securities (limited
 to...........................      X        X           X          X            X          X          X
  15% of a Fund's net assets)
-------------------------------------------------------------------------------------------------------------------------------
Forward currency
  contracts(2)................                                                   X          X          X
-------------------------------------------------------------------------------------------------------------------------------
Write (sell) call and put
  options on securities,
  securities indexes and
  foreign currencies(3).......      X        X           X          X            X          X          X
-------------------------------------------------------------------------------------------------------------------------------
Purchase options on
  securities, securities
  indexes, and currencies(3)..      X        X           X          X            X          X          X
-------------------------------------------------------------------------------------------------------------------------------
Interest rate futures
  contracts, stock index
  futures contracts, foreign
  currency contracts and
  options on futures(4).......      X        X           X          X            X          X          X
-------------------------------------------------------------------------------------------------------------------------------
Liquidity portfolio...........      X        X           X          X            X
-------------------------------------------------------------------------------------------------------------------------------

_________________________

(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) International Securities, Fixed Income I and Fixed Income III Funds each may not invest more than 25% of its assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets. Only the Fixed Income III Fund currently intends to write or purchase options on foreign currency.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  CASH RESERVES.  Each Fund, except the Money Market, U.S. Government Money
  -------------
Market and Tax Free Money Market Funds, and their money managers, may elect to invest the Fund's cash reserves in the Money Market Fund. The Money Market Fund and the Funds investing in the Money Market Fund treat such investments as the purchase and redemption of Money Market Fund shares. Any Fund investing in the Money Market Fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains and net assets of the Money Market Fund, and will have all rights and obligations of a shareholder as provided in FRIC's Master Trust Agreement, including voting rights. However, shares of the Money Market Fund issued to other Funds will be voted by the Trustees in the same proportion as the shares of the Money Market Fund which are held by shareholders that are not Funds. Funds investing in the Money Market Fund currently do not pay a management fee to the Money Market Fund and thus do not pay duplicative management fees, as FRIMCO waives a portion of its management fee due from those Funds in an amount that offsets the management fee it receives from the Money Market Fund in respect of those investments.

  LIQUIDITY PORTFOLIO.  A Fund at times has to sell portfolio securities in
  -------------------
order to meet redemption requests. The selling of securities may effect a Fund's performance since the money manager sells the securities for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests.

  The holding of significant amounts of cash is contrary to the investment objectives of the Equity I, Equity II, Equity III, Equity Q, Equity T, International, Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds. The more cash these Funds hold, the more difficult it is for their returns to meet or surpass their respective benchmarks.

  A Liquidity Portfolio addresses this potential detriment by having FRIMCo or a money manager selected for this purpose create an equity exposure for cash reserves through the use of options and futures contracts. This will enable the Funds to hold cash while receiving a return on the cash which is similar to holding equity securities.

  MONEY MARKET INSTRUMENTS.  The Money Market, US Government Money Market and
  ------------------------
Tax Free Money Market Funds expect to maintain, but do not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing their Fund shares at "amortized cost." The Money Market Funds will maintain a dollar-weighted average maturity of 90 days or less. Each of the Funds will invest in securities maturing within 397 days or less at the time from the trade date or such other date upon which a Fund's interest in a security is subject to market action. Each Fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Funds' securities. The procedures also address such matters as diversification and credit quality of the securities the Funds purchase, and were designed to ensure compliance by the Funds with the requirements of Rule 2a-7 of the 1940 Act. For additional information concerning these Funds, refer to the respective Prospectuses.

  RUSSELL 1000(R) INDEX.  The Russell 1000(R) Index consists of the 1,000
  ---------------------
largest US companies by capitalization. The Index does not include cross corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities and American Depository Receipts.

  The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index. Changes for mergers and acquisitions are made when trading ceases in the acquirer's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.

CERTAIN INVESTMENTS.

  REPURCHASE AGREEMENTS.  A Fund may enter into repurchase agreements with the
  ---------------------
seller -- a bank or securities dealer -- who agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day).
The securities purchased by a Fund have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. Repurchase agreements assist a Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US government securities whose creditworthiness is continually monitored and found satisfactory by the Funds' money managers.

  REVERSE REPURCHASE AGREEMENTS.  A Fund may enter into reverse repurchase
  -----------------------------
agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund's money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securities' market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

  HIGH RISK BONDS.  The Funds, other than the Fixed Income III and Multistrategy
  ---------------
Bond Funds, do not invest assets in securities rated less than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's are the lowest ratings which are considered "investment grade." The Funds, other than the Emerging Markets, Fixed Income III and Multistrategy Bond Funds, will dispose of securities which they have purchased which drop below these minimum ratings.

  Securities rated BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories.

  Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

  RISK FACTORS. The growth of the market for lower rated debt securities has paralleled a long period of economic expansion. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

  In addition, the markets in which low rated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares.

  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

  The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

  ILLIQUID SECURITIES.  The expenses of registration of restricted securities
  -------------------
that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A, as explained in the respective Prospectuses) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

  The guidelines adopted by the Board for the determination of liquidity of securities take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

  DELAYED DELIVERY TRANSACTIONS.  A Fund may make contracts to purchase
  -----------------------------
securities for a fixed price at a future date beyond customary settlement time ("forward commitments" or "when-issued" transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

  Additionally, under certain circumstances, the International, International Securities and Emerging Markets Funds may occasionally engage in "free trade" transactions in which delivery of securities sold by the Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. "Free trade" transactions involve the risk of loss to a Fund if the other party to the "free trade" transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.

  LENDING PORTFOLIO SECURITIES.  Cash collateral received by a Fund when it
  ----------------------------
lends its portfolio securities is invested in high-quality short-term debt instruments, short-term bank collective investment and money market mutual funds (including funds advised by the Custodian, for which it may receive an asset-based fee), and other investments meeting certain quality and maturity established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities then to pay for lending transaction costs, and then the remainder is divided between the Fund and the lending agent.

  Each Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

  FRIC may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.

  OPTIONS AND FUTURES.  The Funds, other than the Money Market, US Government
  -------------------
Money Market and Tax Free Money Market Funds, may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that the Board determines that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be used only for hedging purposes).

  OPTIONS ON SECURITIES AND INDEXES.  Each Fund, except as noted above, may
  ---------------------------------
purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.

  An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

  A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

  A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian.

  If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

  To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

  A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

  There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

  As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

  If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

  OPTIONS ON FOREIGN CURRENCY.  A Fund may purchase and write put and call
  ---------------------------
options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-trade options.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may invest in
  --------------------------------------------------
interest rate futures contracts, foreign currency futures contracts, or stock index futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500; the Russell 2000(R); Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; US Treasury bonds; US Treasury notes; GNMA Certificates; three-month US Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

  Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

  As long as required by regulatory authorities, each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

  A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered."

  When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or US government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

  A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

  LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. A Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

  When purchasing a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

  When selling a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

  When selling a call option on a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

  When selling a put option on a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

  In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Funds avoid being deemed to be "commodity pools," the Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund as determined under the CFTC Rules.

  The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation."

  RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

  ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACT AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

  HEDGING STRATEGIES.  Stock index futures contracts may be used by the Equity
  ------------------
I, Equity II, Equity III, Equity Q, International, Emerging Markets, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, Equity T and International Securities Funds as an "equitization" vehicle for cash reserves held by the Funds. For example: equity index futures contracts are purchased to correspond with the cash reserves in each of the Funds. As a result, a Fund will realize gains or losses based on the performance of the equity market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, each Fund's cash reserves always will be fully exposed to equity market performance.

  Financial futures contracts may be used by the International, Emerging Markets, Fixed Income I, Fixed Income III, International Securities, Diversified Bond, Short Term Bond, Multistrategy Bond and Tax Exempt Bond Funds as a hedge during or in anticipation of interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in a Fund's portfolio would decline, but the futures contract value would decrease, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

  The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

  When purchasing a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

  FOREIGN CURRENCY FUTURES CONTRACTS.  The Funds are also permitted to enter
  ----------------------------------
into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

  A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the US dollar. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

  RISK FACTORS. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Tax Exempt Bond Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.

  In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

  FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.  The Funds may engage in
  ----------------------------------------------
forward foreign currency exchange transactions to hedge against uncertainty in the level of future exchange rates. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts ("forward contract") to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency--for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen--at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may, however, enter into a position hedging transaction with respect to a currency other than that held in the Funds' portfolios, if such a transaction is deemed a hedge. If a Fund enters into this type of hedging transaction, liquid assets will be placed in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into US dollars or into other appropriate currencies.

  At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund.

  The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

  If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

  Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

  The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

  A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

  Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

  DEPOSITORY RECEIPTS.  A Fund may hold securities of foreign issuers in the
  -------------------
form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, the Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

  ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into US dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored ADRs.

  BANK INSTRUMENTS.  The Diversified Bond, Multistrategy Bond, Short Term Bond,
  ----------------
Money Market, Fixed Income I and Fixed Income III Funds may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money managers when evaluating credit risk in the selection of investments for the Multistrategy Bond Fund.

  INDEXED COMMERCIAL PAPER.  Indexed commercial paper is US-dollar denominated
  ------------------------
commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the US dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on US-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the US dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Currently only the Fixed Income III and Multistrategy Bond Funds intend to invest in indexed commercial paper, and then only for hedging purposes.

  US GOVERNMENT OBLIGATIONS.  The types of US government obligations the Funds
  -------------------------
may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, (b) US Treasury notes at time of issuance have maturities of one to ten years and (c) US Treasury bonds at time of issuance generally have maturities of greater than ten years;
(2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such US government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate US government obligations. The Funds may purchase US government obligations on a forward commitment basis.

  VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose
  -------------------------------------
terms provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as 90-day US Treasury Bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

  The U.S. Government Money Market Fund may purchase variable rate US government obligations which are instruments issued or guaranteed by the US government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate US government obligations whose interest rates are readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  VARIABLE AMOUNT MASTER DEMAND NOTES. The Money Market Fund may invest in
  -----------------------------------
variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

  ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures
  ----------------------
that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

  MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The forms of mortgage-
  --------------------------------------------------
related and other asset-backed securities the Funds may invest in include the securities described below:

  MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

  COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

  ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

  RISK FACTORS. Prepayment of principal on mortgage or asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

  LOAN PARTICIPATIONS. The Fixed Income III and Multistrategy Bond Funds may
  -------------------
purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. In purchasing the loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale.

  MUNICIPAL OBLIGATIONS. "Municipal obligations" are debt obligations issued by
  ---------------------
states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.

     MUNICIPAL BONDS. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications -- General Obligation Bonds and Revenue Bonds.

        GENERAL OBLIGATION BONDS - are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

        REVENUE BONDS - are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

        INDUSTRIAL DEVELOPMENT BONDS - are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

     MUNICIPAL NOTES. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

        TAX ANTICIPATION NOTES - are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

        BOND ANTICIPATION NOTES - are issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

        REVENUE ANTICIPATION NOTES - are issued in expectation of receipt of other types of revenues such as certain federal revenues.

        CONSTRUCTION LOAN NOTES - are sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

        PRE-REFUNDED MUNICIPAL BONDS - are bonds no longer secured by the credit of the issuing entity, having been escrowed with US Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

        TAX FREE COMMERCIAL PAPER - is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

        TAX FREE FLOATING AND VARIABLE RATE DEMAND NOTES - are municipal obligations backed by an obligation of a commercial bank to the issuer thereof which allows the issuer to issue securities with a demand feature, which, when exercised, usually becomes effective within thirty days. The rate of return on the notes is readjusted periodically according to some objective standard such as changes in a commercial bank's prime rate.

        TAX FREE PARTICIPATION CERTIFICATES - are tax free floating, or variable rate demand notes which are issued by a bank, insurance company or other financial institution or affiliated organization that sells a participation in the note. They are usually purchased by the Tax Exempt Bond and Tax Free Money Market Funds to maintain liquidity. The Funds' money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds, including the participation certificates.

        A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days' notice for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Funds' money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund shares, or (3) to maintain the required quality of its investment portfolios.

        The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

     DEMAND NOTES. The Tax Exempt Bond and Tax Free Money Market Funds may purchase municipal obligations with the right to a "put" or "stand- by commitment." A "put" on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment is similar to a put except the seller of the commitment is obligated to purchase the municipal obligation on the same day the Fund exercises the commitment and at a price equal to the amortized cost of the municipal obligation plus accrued interest. The seller of the put or stand-by commitment may be the issuer of the municipal obligation, a bank or broker-dealer.

     The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Funds' money managers continually believe satisfy the Funds' credit quality requirements. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller's ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Funds may, in the opinion of Funds' management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, "Certain Investments -- Municipal Notes -- Tax Free Participation Certificates.")

     The Tax Exempt Bond and Tax Free Money Market Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days' notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

  INTEREST RATE TRANSACTIONS. The Fixed Income III, Short Term Bond and
  --------------------------
Multistrategy Bond Funds may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the money managers and the Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. To the extent that the Funds enter into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

  The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was not used.

  A Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

  INVESTMENT IN FOREIGN SECURITIES. The Funds may invest in foreign securities
  --------------------------------
traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  INVESTMENT IN EMERGING MARKETS. Foreign investment may include emerging market
  ------------------------------
debt. Emerging markets consist of countries determined by the money managers of the Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The Funds may invest in the following types of emerging market debt -- bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


  FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Funds
  -----------------------------
may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.

  OTHER DEBT SECURITIES. Multistrategy Bond and Fixed Income III Funds may
  ---------------------
invest in debt securities issued by supranational organizations such as:


     The World Bank -- An international bank which was chartered to finance development projects in developing member countries.


     The European Community -- An organization which consists of certain European states engaged in cooperative economic activities.


     The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.

     The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

  Multistrategy Bond and Fixed Income III Funds may also invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies. The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.

  BRADY BONDS. The Fixed Income III, Multistrategy Bond, International
  -----------
Securities Funds may invest in Brady Bonds, the products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US-dollar) and are actively traded on the over-the-counter market. Brady Bonds have been issued only recently and accordingly they do not have a long payment history.

  CREDIT AND LIQUIDITY ENHANCEMENTS. The Money Market Funds may invest in
  ---------------------------------
securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Adverse changes in the credit quality of these institutions could cause losses to Money Market Funds that invest in these securities and may affect their share price.

                                     TAXES

  DISTRIBUTIONS
  -------------

  DISTRIBUTIONS OF NET INVESTMENT INCOME. The Funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

  DISTRIBUTIONS OF CAPITAL GAINS. The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

  INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held a Fund's shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in a Fund.

  TAXES
  -----

  Election to be Taxed as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"), has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year.
As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of a Fund's available earnings and profits.

  EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

  REDEMPTION OF FUND SHARES. Redemptions and exchanges of a Fund's shares are taxable transactions for federal and state income tax purposes that cause you to recognize a gain or loss. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

  All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

  US GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by US government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

  DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Distributions from Diversified Equity, Equity Income, Quantitative Equity, Real Estate Securities, Special Growth, Equitiy T, Equity I, Equity II, Equity III and Equity Q Funds may qualify in part for the 70% dividends-received deduction for corporations. The portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by such Funds from domestic (US) sources. The Fund will send to shareholders statements each year advising the amount of the dividend income which qualifies for such treatment. All dividends, including those which qualify for the dividends-received deduction, must be included in your alternative minimum taxable income calculation.

  EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by Funds which invest in foreign securities. Similarly, foreign exchange losses realized by such Funds on the sale of debt instruments are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce such Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce such Fund's ordinary income distributions to you, and may cause some or all of such Fund's previously distributed income to be classified as a return of capital.

  The Funds may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, such Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your US federal income tax. Each of these Funds will provide you with the information necessary to complete your individual income tax return if such election is made.

  If a Fund invests in an entity that is classified as a "passive foreign investment company" (a "PFIC") for federal income tax purposes, the application of certain provisions of the Code (applying to PFICs) could result in the imposition of certain federal income taxes to the Fund. Under the Code, a Fund can elect to mark-to-market their PFIC holdings in lieu of paying taxes on gains or distributions therefrom. In addition, Emerging Markets Fund may invest up to 10% of its total assets in the stock of foreign investment companies that may be treated as PFICs under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives may be subject to a nondeductible federal income tax at the Fund level, whether or not the corresponding income is distributed to you. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the fund. In some cases, Emerging Markets Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Emerging Markets Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances. Investment income received from sources within foreign countries may be subject to foreign income taxes withheld at the source. The US has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate on such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of assets invested within various countries is not known.

  EXEMPT INTEREST DIVIDENDS.  The Tax Exempt Bond Fund and Tax Free Money
Market Fund do not intend to purchase any municipal obligations required, in the opinion of bond counsel, to be treated as a preference item by shareholders when determining their alternative minimum tax liability. Exempt income paid by the Funds is includable in the tax base for determining the extent to which a shareholder's Social Security or railroad retirement benefits will be subject to federal income tax. The Code also provides that interest on indebtedness incurred, or continued, to purchase or carry Tax Exempt Bond Fund and Tax Free Money Market Fund shares, is not deductible; and that persons who are "substantial users" (or persons related thereto) of facilities financed by private activity bonds may not be able to treat the dividends paid by either Fund as tax free. Such persons should consult their tax advisers before purchasing shares of the Tax Exempt Bond Fund or Tax Free Money Market Fund.

  INVESTMENT IN COMPLEX SECURITIES. The Funds may invest in complex securities. Such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain and/or accelerate the recognition of income to a Fund or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

  From November 1, 1998 to December 31, 1998, the Real Estate Securities Fund, Emerging Markets Fund, Special Growth Fund, Short Term Bond Fund, Money Market Fund, US Government Money Market Fund, Tax Free Money Market Fund and the Multistrategy Bond Fund incurred net realized capital losses of $2,518,944, $14,723,700, $157,599, $5,555, $5,784, $545, $884 and $838,719, respectively.
As permitted by tax regulations, the Real Estate Securities Fund, Emerging Markets Fund, Special Growth Fund, Short Term Bond Fund, Money Market Fund, US Government Money Market Fund, Tax Free Money Market Fund and the Multistrategy Bond Fund intend to elect to defer these losses and treat them as arising in the year ending December 31, 1999.

At December 31, 1998, certain of the Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains of each succeeding year until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

FUND                           12/31/1999     12/31/2002     12/31/2003     12/31/2004     12/31/2005     12/31/2006      TOTALS
Real Estate Securities                 --             --             --             --             --    $ 2,693,062    $ 2,693,062
Emerging Markets                       --             --    $ 2,887,175    $   348,806             --     56,335,864    $59,571,845
Equity T                               --             --             --             --             --        655,772        655,772
Short Term Bond                        --    $ 3,290,212        698,949      1,746,912    $   574,853             --      6,310,926
Tax Exempt Bond               $   383,404        345,504        110,634         15,075             --        141,152        995,769
Money Market                           --             --         41,009            814             --          3,245         45,068
US Government Money Market             --          1,309          4,913          3,331          1,570            762         11,885
Tax Free Money Market                  --             --             --             --          1,583          4,102          5,685
International Securities               --             --             --             --             --      2,107,743      2,107,743


                           MONEY MANAGER INFORMATION

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P. is a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors N.A. is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc. is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc. is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by Dave Flower, Jay Freedman, Parker Hall, Richard Knee, Ken Meyer and Ray Zemon.

  Morgan Stanley Dean Witter Investment Management, Inc. is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Sanford C. Bernstein & Co., Inc. is a registered investment adviser.   Founded
in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                              EQUITY INCOME FUND

  Equinox Capital Management, Inc., See: Diversified Equity Fund.

  Trinity Investment Management Corporation, See: Diversified Equity Fund.

  Westpeak Investment Advisors, L.P. is a registered investment adviser that is directly controlled by Metropolitan Life Insurance Company.

                           QUANTITATIVE EQUITY FUND

  Barclays Global Fund Advisors, See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc. is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                         INTERNATIONAL SECURITIES FUND

  Delaware International Advisers Limited is an investment adviser whose ultimate parent is Lincoln National Corporation, a publicly traded company.

  Fidelity Management Trust Company is a bank as defined in the investment advisors Act of 1940 and is a wholly owned subsidiary of FMR Corp. Members of the Edward C. Johnson 3rd family are predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp.

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Mastholm Asset Management, LLC is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph P. Jordan, Arthur M. Tyson and Theordore J. Tyson.

  Montgomery Asset Management LLC is a Delaware limited liability company with majority ownership held by Commerzbank AG, a foreign banking organization.

  Oeschle International Advisors, LLC is a Delaware limited liability company that is controlled by the following members: S. Dewey Keesler, Stephen P. Langer, Walter Oeschle, L. Sean Roche, Steven H. Schaefer, Warren R. Walker and Andrew S. Parlin.

  Sanford C. Bernstein & Co., Inc., See:  Diversified Equity Fund.

  The Boston Company Asset Management, Inc. is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc. whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                            MULTISTRATEGY BOND FUND

  Credit Suisse Asset Management is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.


                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

  AEW Capital Management, L.P. is a wholly-owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly held corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd. is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd. is controlled 55% by management and assorted interests, and the balance held by outside shareholders, with the largest single holding being 15%.

  J.P. Morgan Investment Management Inc. See: Quantitative Equity Fund.

  Montgomery Asset Management LLC . See:  International Securities Fund.

                                 EQUITY T FUND

  J.P. Morgan Investment Management Inc. See: Quantitative Equity Fund.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc. is 100% owned by Scott Black.

  Fiduciary International, Inc., an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P. is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc. is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc. is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

  Westpeak Investment Advisors, L.P. See: Equity Income Fund.

                             TAX EXEMPT BOND FUND

  MFS Institutional Advisors, Inc. is a wholly-owned, indirect subsidiary of Sun Life Assurance Company of Canada (US), a mutual insurance company.

  Standish, Ayer & Wood, Inc. See: Diversified Bond Fund.

                             SHORT TERM BOND FUND

  BlackRock Financial Management is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc. See: Diversified Bond Fund.

  STW Fixed Income Management Ltd. is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                               MONEY MARKET FUND

  Frank Russell Investment Management Company is a registered investment adviser wholly-owned by Frank Russell Company.

                        US GOVERNMENT MONEY MARKET FUND

  Frank Russell Investment Management Company. See: Money Market Fund.

                          TAX FREE MONEY MARKET FUND

  Weiss, Peck & Greer, L.L.C. is a registered investment adviser which is a wholly owned subsidiary of Robeco Groep N.V.

                                 EQUITY I FUND

  Alliance Capital Management L.P.  See: Diversified Equity Fund.

  Barclays Global Fund Advisors. See: Diversified Equity Fund.

  Equinox Capital Management, Inc. See: Diversified Equity Fund.

  INVESCO Capital Management, Inc. See: Diversified Equity Fund.

  Lincoln Capital Management Company. See: Diversified Equity Fund.

  Morgan Stanley Dean Witter Investment Management Inc. See: Diversified Equity Fund.

  Peachtree Asset Management. See: Diversified Equity Fund.

  Sanford C. Bernstein & Co., Inc. See: Diversified Equity Fund.

  Suffolk Capital Management, Inc. See: Diversified Equity Fund.

  Trinity Investment Management Corporation. See: Diversified Equity Fund.

                                EQUITY II FUND

  Delphi Management, Inc. See: Special Growth Fund.

  Fiduciary International, Inc. See: Special Growth Fund.

  GlobeFlex Capital, L.P. See: Special Growth Fund.

  Jacobs Levy Equity Management, Inc. See: Special Growth Fund.

  Sirach Capital Management, Inc. See: Special Growth Fund.

  Wellington Management Company LLP. See: Special Growth Fund.

  Westpeak Investment Advisors, L.P. See: Equity Income Fund.

                                EQUITY III FUND

  Equinox Capital Management, Inc., See: Diversified Equity Fund.

  Trinity Investment Management Corporation, See: Diversified Equity Fund.

  Westpeak Investment Advisors, L.P.,  See: Equity Income Fund.

                                 EQUITY Q FUND

  Barclays Global Fund Advisors, See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC. See: Quantitative Equity Fund.

  J.P. Morgan Investment Management, Inc. See: Quantitative Equity Fund.

                              INTERNATIONAL FUND


  Delaware International Advisers Limited:, See: International Securities Fund.

  Fidelity Management Trust Company., See: International Securities Fund.

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Mastholm Asset Management, LLC. See: International Securities Fund.

  Montgomery Asset Management, LLC,. See: International Securities Fund.

  Oeschle International Advisors, LLC. See: International Securities Fund.

  Sanford C. Bernstein & Co., Inc., See:  Diversified Equity Fund

  The Boston Company Asset Management, Inc., See: International Securities Fund.

                              FIXED INCOME I FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company. See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc. See: Diversified Bond Fund.

                             FIXED INCOME III FUND

  Credit Suisse Asset Management, See: Multistrategy Bond Fund.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.


                          RATINGS OF DEBT INSTRUMENTS


CORPORATE AND MUNICIPAL BOND RATINGS.

  MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier I indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  STANDARD & POOR'S RATINGS GROUP ("S&P"):

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

     BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

     D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the appropriate category.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

  MOODY'S:

     Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

  Symbols used are as follows:

     MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

     MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

  S&P:

     A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

       -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

       -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2--Satisfactory capacity to pay principal and interest.

     S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

       The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating, addresses only the demand feature. The long-term debt rating symbols are used to denote the put option (for example, "AAA/A-I+") or if the nominal maturity is short, a rating of "SP-I+/AAA" is assigned.

COMMERCIAL PAPER RATINGS.

  MOODY'S:

  Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (1) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-1, Prime-2, or Prime-3.

  Prime-1 - indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

  Prime-2 - indicates a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  S&P:

  Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2, or A-3.

  A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

  A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

  DUFF & PHELPS, INC.:

  Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

  Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

  The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional 'I' category. The majority of short-term debt issuers carries the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of 'I +' (one plus) and 'I (one minus) to assist investors in recognizing those differences.

  Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short- term obligations.

  Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  Duff 2--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  Good Grade

  Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  Satisfactory Grade

  Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  Non-Investment Grade

  Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  Default

  Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

  IBCA, INC.:

  In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

  IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

  Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While this confidential data cannot be disclosed in reports, it is taken into account when assigning ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

  IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

  A1+ -- Obligations supported by the highest capacity for timely repayment.

  A1 -- Obligations supported by a very strong capacity for timely repayment.

  A2 -- Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

  B1 -- Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

  B2 -- Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

  C1 -- Obligations for which there is an inadequate capacity to ensure timely repayment.

  D1 -- Obligations which have a high risk of default or which are currently in default.

  FITCH INVESTORS SERVICE, INC. ("FITCH"):

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

  F-1+ -- Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1 -- Very strong credit quality. Issues assigned this rating, reflect an assurance of timely payment only slightly less in degree than issues rated F-I+.

  F-2 -- Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F- 1 +' and 'F- 1' ratings.

  F-3 -- Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

  F-5 -- Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

  D -- Default. Issues assigned this rating are in actual or imminent payment default.

THOMSON BANKWATCH ("TBW") SHORT-TERM RATINGS:

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

These ratings are derived exclusively from a quantitative analysis of publicly available information. Qualitative judgments have not been incorporated. The ratings are intended to be applicable to all operating entities of an organization but there may be in some cases more credit liquidity and/or risk in one segment of the business than another.

The TBW short-term rating applies only to unsecured instruments that have a maturity of one year or less, and reflects the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-l."

TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


                             FINANCIAL STATEMENTS

The 1998 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in FRIC's Annual Reports to Shareholders. Copies of these Annual Reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                   GLOSSARY

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs"). ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank demonimated is US dollars and held in the United States.

  Brady Bonds -- Product of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

  Board -- The Board of Trustees of FRIC.

  Cash reserves -- The Funds, other than the Money Market Funds, are authorized to invest its cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by a Fund) in money market instruments and in debt securities of comparable quality to the Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Fund's cash reserves in FRIC's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in FRIC's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, FRIC's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts, Global Depository Receipts, and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Funds under a contract with FRIC.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have been selected by FRIMCo or by FRIC's Distributor, and institutions or individuals who have acquired Fund shares through such institutions or Financial Intermediaries, and trustees, officers, employees and certain third-party contractors of FRIC and its affiliates and their spouses and children.

  Emerging market companies -- A company in an emerging market means (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- A bank trust department, registered investment adviser, broker-dealer or other financial services organization that has been selected by FRIMCo or by FRIC's Distributor.

  FNMA -- Federal National Mortgage Association.

  Forward commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year, and they typically enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, the Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIC -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC

  FRIMCo -- Frank Russell Investment Management Company, FRIC's administrator, manager and transfer and dividend paying agent.

  Funds -- The 27 investment series of FRIC. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association

  Illiquid securities -- The Funds, other than the Money Market Funds, will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. In the case of the Money Market Funds, this restriction is 10% of each Fund's net assets. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service

  Lending portfolio securities -- Each Fund, other than each Money Market Fund, may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Diversified Equity, Equity Income, Quantitative Equity, International Securities, Real Estate Securities, Emerging Markets, Special Growth, Equity T, Equity I, Equity II, Equity III, Equity Q and International Funds' assets assigned to a Liquidity portfolio. The Liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Fund of FRIC. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a Fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's

  NYSE -- New York Stock Exchange

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC-- A passive foreign investment company. Emerging Markets Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers

  REITs -- Real estate investment trusts

  Repurchase agreements -- A Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% (10%, in the case of each Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- A Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds

  Russell 1000(R) Index. The Russell 1000 Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts.
The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Quantitative Equity Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to FRIC and to the Funds

  S&P -- Standard & Poor's Ratings Group, an NRSRO

  S&P 500 -- Standard & Poor's 500 Composite Price Index

  SAI -- FRIC's Statement of Additional Information.

  SEC -- US Securities and Exchange Commission

  Shares -- The Class Shares in the Funds described in the Prospectuses. Each Class Share of a Fund represents a share of beneficial interest in the Fund.

  Transfer Agent -- FRIMCo, in its capacity as FRIC's transfer and dividend paying agent

  US -- United States

  US government obligations -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities. US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Variable amount demands master notes -- These notes represent borrowing arrangements between commercial paper issuers and institutional lenders, such as the Funds.

  Variable rate obligation -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of FRIC and the Funds.

     1933 Act -- The Securities Act of 1933, as amended.

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A Street
                           Tacoma, Washington 98402
                           Telephone (800) 972-0700

                         In Washington (253) 627-7001

                               LIFEPOINTS FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 1999


  Frank Russell Investment Company ("FRIC") is a single legal entity organized as a Massachusetts business trust. FRIC operates investment portfolios referred to as "Funds." FRIC offers shares of beneficial interest in the Funds in multiple separate prospectuses.

  This Statement of Additional Information ("Statement" or "SAI") describes the Class C, Class D and Class E Shares of the Funds listed below (the "LifePoints Funds"), each of which invests in different combinations of other Funds (the "Underlying Funds") which invests in different combinations of stocks, bonds and cash equivalents.


                FUND                    INCEPTION DATE      PROSPECTUS DATE
                ----                    --------------      ---------------

     Equity Balanced Strategy Fund          09/30/97           May 1, 1999
       Aggressive Strategy Fund             09/16/97           May 1, 1999
        Balanced Strategy Fund              09/16/97           May 1, 1999
        Moderate Strategy Fund              10/02/97           May 1, 1999
      Conservative Strategy Fund            11/07/97           May 1, 1999


  The Underlying Funds in which the LifePoints Funds currently invest commenced operations on the dates indicated below:

                    FUND                            INCEPTION DATE
                    ----                            --------------

         Diversified Equity Fund                  September 5, 1985
           Special Growth Fund                    September 5, 1985
         Quantitative Equity Fund                 May 15, 1987
       International Securities Fund              September 5, 1985
          Diversified Bond Fund                   September 5, 1985
          Short Term Bond Fund                    October 30, 1981
         Multistrategy Bond Fund                  January 29, 1993
       Real Estate Securities Fund                July 28, 1989
          Emerging Markets Fund                   January 29, 1993

  The LifePoints Funds had aggregate net assets of approximately $502 million on March 31, 1999.

  This Statement is not a Prospectus; the Statement should be read in conjunction with the LifePoint Funds' Prospectus, which may be obtained without charge by telephoning or writing FRIC at the number or address shown above.

  Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectus.

  This Statement incorporates by reference the Investment Company's Annual Report to Shareholders for the year ended December 31, 1998. Copies of the Funds' Annual Report accompany this Statement.

                               TABLE OF CONTENTS

 CERTAIN TERMS USED IN THIS STATEMENT OF ADDITIONAL INFORMATION ARE DEFINED IN
                     THE GLOSSARY, WHICH BEGINS ON PAGE __

                                                                           Page
STRUCTURE AND GOVERNANCE...................................................  4
   Organization and Business History.......................................  4
   Shareholder Meetings....................................................  4
   Controlling Shareholders................................................  4
   Trustees and Officers...................................................  6

OPERATION OF THE TRUST.....................................................  8
   Service Providers.......................................................  8
   Consultant..............................................................  9
   Advisor and Administrator...............................................  9
   Money Managers.......................................................... 11
   Distributor............................................................. 12
   Custodian............................................................... 12
   Transfer and Dividend Disbursing Agent.................................. 12
   Order Placement Designees............................................... 12
   Independent Accountants................................................. 12
   Plan Pursuant to Rule 18f-3............................................. 12
   Distribution Plan....................................................... 13
   Shareholder Services Plan............................................... 14
   Underlying Fund Expenses................................................ 14
   LifePoints Fund Operating Expenses...................................... 15
   Valuation of the LifePoints Fund Shares................................. 15
   Pricing of Securities................................................... 15
   Portfolio Turnover Rates of the LifePoints Funds........................ 16
   Portfolio Transaction Policies of the Underlying Funds.................. 16
   Brokerage Allocations................................................... 16
   Brokerage Commissions................................................... 17
   Yield and Total Return Quotations....................................... 18

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES OF THE LIFEPOINTS FUNDS.... 18
   Investment Restrictions................................................. 19
   Investment Policies and Practices of the LifePoints Funds............... 20

INVESTMENT POLICIES OF THE UNDERLYING FUNDS................................ 20
INVESTMENT PRACTICES....................................................... 21
TAXES...................................................................... 38
MONEY MANAGER INFORMATION FOR UNDERLYING FUNDS............................. 39
RATINGS OF DEBT INSTRUMENTS................................................ 42
GLOSSARY................................................................... 49

                           STRUCTURE AND GOVERNANCE


  ORGANIZATION AND BUSINESS HISTORY. FRIC commenced business operations as a Maryland corporation in October 1981. On January 2, 1985, FRIC reorganized by changing its domicile and legal status to a Massachusetts business trust.

  FRIC is currently organized and operating under an amended Master Trust Agreement dated July 26, 1984, and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees ("Board") may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of FRIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of FRIC or the Fund, respectively.

  FRIC is authorized to issue shares of beneficial interest, and may divide the shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio -- a "Fund." Each Fund is a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The amended Master Trust Agreement provides that a shareholder may be required to redeem shares in a Fund under circumstances set forth in the Master Trust Agreement.

  FRIC Funds are authorized to issue shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Each of the LifePoints Funds described in this Statement offers shares of beneficial interest in the Class C, Class D and Class E Shares. The Class C, Class D and Class E Shares are subject to a shareholder services fee of up to 0.25%. In addition, the Class D Shares are subject to a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%) and the Class C Shares are subject to a 0.75% Rule 12b-1 fee. Unless otherwise indicated, "shares" in this Statement refers to the Class C, Class D and Class E Shares of the LifePoints Funds.

  Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The amended Master Trust Agreement also provides that FRIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

  Frank Russell Company has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  SHAREHOLDER MEETINGS. FRIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board,
(ii) upon written request to the Board by shareholders holding at least 10% of the outstanding shares, or (iii) upon the Board's failure to honor the shareholders' request described above, by shareholders holding at least 10% of the outstanding shares by giving notice of the special meeting to shareholders. Each shares of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote. There are no cumulative voting rights.

  CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of FRIC, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of FRIC shares outstanding. Under these circumstances, no one person, entity or shareholder "controls" FRIC.

  The following shareholders owned 5% or more of the voting shares of FRIC or of the Funds at March 26, 1999: [

Aggressive Strategy Fund Class D: Standard-Knapp Inc., Profit Sharing & Savings Plan, 127 Main St., Portland, CT 06480-1860, 36.61%, record; Levin, Ford & Paluekas, LLP, 401(k) Plan, One State Street, Hartford, CT 06103-3102, 6.24%, record; Maltrust & Co., c/o Eastern Bank & Trust, 217 Essex St., Salem, MA 01970-3728, 15.02%, record; Investors Bank & Trust, 4 Manhattanville Rd., Purchase, NY 10577-2119, 18.14%, record; Webster Trust Co. TTEE, For Beecher & Bennett 401(k), 34 Main St., Kensington, CT 06037-4001, 8.02% record; Rosen Enterprises Inc., Retirement Savings Plan, 7 Taylor Rd., Enfield, CT 06082-4001, 8.33%, record.

Aggressive Strategy Fund Class E: Board of Pensions of the Church of God, PO Box 2559, Anderson, IN 46018-2559, 16.71%, record; Charles Schwab & Co., 101 Montgomery St., San Francisco, CA 94104-4122, 11.86%, record.

Aggressive Strategy Fund Class C: Washington Trust Bank, Private Banking Wabanc & Co., PO Box 2127, Spokane, WA 99210-2127, 17.09%, record; Center for
Digestive Health Inc., 401(k) Profit Sharing Plan, 155 Valencia Circle, Orange Village, OH 44022-1562, 14.85%, record; Center for Digestive Health Inc., 401(k) PSP Neil A Jacobson TTEE, 30949 Gates Mills Blvd., Pepper Pike, OH 44124-4358, 26.84%, record.

Equity Balanced Strategy Fund Class D: Standard-Knapp, 11.10%, record; Hall Estill PSP & 401(k) Plan, c/o Bank of Oklahoma, PO Box 880, Tulsa, OK 74101-0880, 7.55%, record; Investors Bank & Trust Co., 74.50%, record.

Equity Balanced Strategy Fund Class E: Capinco/Sargento, Firstar Trust Company, PO Box 1787, Milwaukee, WI 53201-1787, 28.82%, record; Board of Pensions of the Church of God Pension Plan, 10.02%, record; E Entertain Television Inc. Keysop, 5670 Wilshire Blvd., Los Angeles, CA 90036-5679, 15.80%, record.


Equity Balanced Strategy Fund Class C: Washington Trust Bank, Private Banking Wabanc & Co., 38.65%, record; Center for Digestive Health Inc., 401(k) Profit Sharing Plan, 5.05%, record; Center for Digestive Health Inc., 401(k) PSP Neil A Jacobson TTEE, 38.90%, record.

Conservative Strategy Class D: Standard-Knapp Inc., 62.07%, record; Hall Estill PSP $ 401(k) Plan, c/o Bank of Oklahoma, 21.51%, record; Webster Trust Co. TTEE, For Beecher & Bennett 401K PSP, 8.07%, record; Maltrust & Co., c/o Eastern Bank & Trust, 5.19%, record.

Conservative Strategy Class E: Board of Pensions of the Church of God Pension Plan, 19.22%, record; Metropolitan National Bank, 5.66%, record; Chase Manhattan Bank NA, FBO Ethylene Corp. 401(k), 999 Broad St., Bridgeport, CT 06604-4328, 7.72%, record; FTC & Co. Datalynx, FBO Wesleyyan Pension Plan 403(b), PO Box 173736, Denver, CO 80217-3736, 10.65%, record; Hackensack University Medical Center, 30 Prospect Ave., Hackensack, NJ 07601-1991, 5.88%, record; E Entertainment Television Inc. Keysop, 9.60%, Record.

Moderate Strategy Class D: Standard-Knapp, 79.07%, record; Hall Estill PSP & 401(k) Plan, c/o Bank of Oklahoma, 6.07%, record; Maltrust & Co., c/o Eastern Bank & Trust, 7.87%, record.

Moderate Strategy Class E: Board of Pensions of the Church of God Pension Plan, 28.89%, record; Charles Schwab & Co., 8.23%, record; FTC & Co., FBO Wesleyan Pension Plan 403(b), 14.29%, record.

Moderate Strategy Class C: Washington Trust Bank, Private Banking Wabanc & Co., 51.30%, record; Kathryn Clarke Thompson TTEE, KCT Trust of 1995, 6123 Del Monte Dr., Houston, TX 77057-3517, 9.34%, record; James B. King DDS Profit Sharing Plan, 1580 Elmwood Ave., Rochester, NY 14620-3620, 7.60%, record; Painewebber, FBO Ladislav Nemec, PO Box 3321, Weehawkwn, NJ 07087-8154, 7.18%, record; Painewebber FBO Irene Collins, PO Box 3321, Weehawken, NJ 07087-8154, 17.19%, record.

Balanced Strategy Fund Class D: Standard-Knapp, 19.64%, record; Maltrust & Co. 59.56%, record.

Balanced Strategy Fund Class E: Capinco/Sargento, 11.11%, record; Board of Pensions of the Church of God Pension Plan, 36.33%, record; Charles Schwab & Co., 6.01%, record.

Balanced Strategy Fund Class C: James B. King DDS Profit Sharing Plan, 29.17%, record; State Street Bank & Trust Co., Custodian for the R/O IRA of Marcia S. Glatt, 106 Countless Dr., West Henrietta, NY 14586-9436, 7.31%, record; State Street Bank & Trust Co., Custodian For the Rollover IRA of Innocenzio M. Crispino, 728 Dushea Ct. NW, Kennesaw, GA 30144-1393, 7.94%, record; Painewebber FBO Sharon Draghi Cust for Nicolas Draghi UTMA, c/o Helen Guber, 301 Baltustrol Circle, Roslyn, NY 11576-3054, 5.95%, record; Painewebber FBO Sharon Draghi Cust for Benjamin Draghi UTMA, c/o Helen Guber, 301 Baltustrol Circle, Roslyn, NY 11576-3054, 5.83%, record.

  At March 26, 1999 the following shareholders could be deemed by the 1940 Act to "control" the indicated Fund because such shareholder owns more than 25% of the voting shares of the indicated Fund:


Aggressive Strategy Fund Class D: Standard-Knapp Inc., Profit Sharing & Savings Plan, 127 Main St., Portland, CT 06480-1860, 36.61%, record.

Aggressive Strategy Fund Class C: Center for Digestive Health Inc., 401(k) PSP Neil A Jacobson TTEE, 30949 Gates Mills Blvd., Pepper Pike, OH 44124-4358, 26.84%, record.

Equity Balanced Strategy Fund Class D: Investors Bank & Trust Co., 4 Manhattanville Road, Purchase, NY 10577-2119, 74.50%, record.

Equity Balanced Strategy Fund Class E: Capinco/Sargento, Firstar Trust Company, PO Box 1787, Milwaukee, WI 53201-1787, 28.82%, record.

Equity Balanced Strategy Fund Class C: Washington Trust Bank, Private Banking Wabanc & Co., PO Box 2127, Spokane, WA 99210-2127, 38.65%, record; Center for Digestive Health Inc., 401(k) PSP Neil A Jacobson TTEE, 38.90%, record.

Conservative Strategy Class D: Standard-Knapp Inc., 62.07%, record.

Moderate Strategy Class D: Standard-Knapp, 79.07%, record.

Moderate Strategy Class E: Board of Pensions of the Church of God Pension Plan, PO Box 2559, Anderson, IN 46018-2559, 28.89%, record.

Moderate Strategy Class C: Washington Trust Bank, Private Banking Wabanc & Co., 51.30%, record.

Balanced Strategy Fund Class D: Maltrust & Co., 217 Essex St., Salem, MA 01970-3728, 59.56%, record.

Balanced Strategy Fund Class E: Board of Pensions of the Church of God Pension Plan, 36.33%, record.

Balanced Strategy Fund Class C: James B. King DDS Profit Sharing Plan, 1580 Elmwood Ave., Rochester, NY 14620-3620, 29.17%, record.

  For information in this regard with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds.

The Trustees and officers of FRIC, as a group, own less than 1% of any Class of each Fund. [

  TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds' contracts with Frank Russell Investment Management Company ("FRIMCo"), Frank Russell Company ("Russell") and the money managers. A Trustee may be removed at any time by, in substance, a vote of two-thirds of FRIC shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders. The officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

  FRIC paid $100,000 in the aggregate for the year ended December 31, 1998 to the Trustees who are not officers or employees of FRIMCo or its affiliates. Trustees are paid an annual fee plus travel and other expenses incurred in attending Board meetings. FRIC's officers and employees are paid by FRIMCo or its affiliates.

  The following lists contains the Trustees and officers and their positions with FRIC, their ages, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with FRIC. The mailing address for all Trustees and officers affiliated with FRIC is Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402.

  An asterisk (*) indicates that the Trustee or officer is an "interested person" of FRIC as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

*George F. Russell, Jr.--Born 07/03/32--December 1998 to present, Trustee Emeritus and Chairman of the Board. Trustee Emeritus and Chairman of the Board, Russell Insurance Funds; Director, Chairman of the Board and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Chairman Emeritus, Frank Russell Securities, Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association. From 1984 to December 1998, Trustee of FRIC. From August 1996 to December 1998, Trustee of Russell Insurance Funds.

*Lynn L. Anderson--Born 04/22/39--Trustee, President and Chief Executive Officer since 1987. Trustee, President and Chief Executive Officer, Russell Insurance Funds; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board and President, The SSgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Trust Company; Director and Chairman of the Board, Frank Russell Investment Company PLC; Director, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd. and Frank Russell Investments (UK) Ltd.; March 1997 to December 1998, Director, Frank Russell Company; June 1993 to November 1995, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company).

Paul E. Anderson--Born 10/15/31--Trustee since 1984. 23 Forest Glen Lane, Tacoma, Washington 98409. Trustee, Russell Insurance Funds; 1996 to Present, President, Anderson Management Group LLC. 1984 to 1996, President, Vancouver Door Company, Inc.

Paul Anton, Ph.D.--Born 12/01/19--Trustee since 1985. PO Box 212, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds. President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.

William E. Baxter--Born 06/08/25--Trustee since 1984. 800 North C Street, Tacoma, Washington 98403. Trustee, Russell Insurance Funds, Retired.

Lee C. Gingrich--Born 10/06/30--Trustee since 1984. 1730 North Jackson, Tacoma, Washington 98406. Trustee, Russell Insurance Funds. President, Gingrich Enterprises, Inc. (Business and Property Management).

Eleanor W. Palmer--Born 05/05/26--Trustee since 1984. 2025 Narrows View Circle #232-D, P.O. Box 1057, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds; Director of Frank Russell Trust Company.

*Mark E. Swanson--Born 11/26/63--Treasurer and Chief Accounting Officer since 1998, Treasurer and Chief Accounting Officer, Russell Insurance Funds, Interim Director, Finance and Operations, Frank Russell Trust Company; Senior Vice President and Assistant Fund Treasurer, SSgA Funds (investment company); Interim Director of Fund Administration and Accounting, Frank Russell Investment Management Company; Manager, Funds Accounting and Taxes, Russell Fund Distributors, Inc. April 1996 to August 1998, Assistant Treasurer, Frank Russell Investment Company; August 1996 to August 1998, Assistant Treasurer, Russell Insurance Funds, November 1995 to July 1998, Assistant Secretary, the SSgA Funds, February 1997 to July 1998, Manager, Funds Accounting and Taxes, Frank Russell Investment Management Company.

*Randall P. Lert--Born 10/03/53--Director of Investments since 1991. Director of Investments, Russell Insurance Funds, Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc. Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd., Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1990 to November 1995, Director of Investments of Frank Russell Investment Management Company.

*Karl J. Ege--Born 10/08/41--Secretary and General Counsel since 1994. Secretary and General Counsel of Russell Insurance Funds. Director, Secretary and General Counsel, Russell Fiduciary Services Co., Frank Russell Capital, Inc.; Secretary, General Counsel and Managing Director--Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company Inc., Russell MLC Management Co., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank Russell Company Limited (London) and Russell Systems Ltd.; Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Company S.A., Frank Russell Japan Co. Ltd., Frank Russell Company (NZ) Limited, Russell Investment Nominee Co PTY Ltd and Frank Russell Investments (UK) Ltd.; From November 1995 to February 1997, Director and Secretary, Frank Russell Investments (Delaware), Inc.; July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation; April 1992 to December, 1998, Director, Frank Russell Company.

*Peter F. Apanovitch--Born 05/03/45--Manager of Short-Term Investment Funds. Manager of Short-Term Investment Funds, Russell Insurance Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.


                          TRUSTEE COMPENSATION TABLE

                                                                                                            TOTAL
                                AGGREGATE                 PENSION OR                                    COMPENSATION
                               COMPENSATION           RETIREMENT BENEFITS          ESTIMATED              FROM THE
                                 FROM THE             ACCRUED AS PART OF         ANNUALBENEFITS          INVESTMENT
                                INVESTMENT              THE INVESTMENT                UPON              COMPANY PAID
        TRUSTEE                  COMPANY               COMPANY EXPENSES            RETIREMENT           TO TRUSTEES*
        -------                ------------           -------------------        --------------         ------------
Lynn L. Anderson               $          0                    $0                      $0               $          0
Paul E. Anderson               $     20,000                    $0                      $0               $     28,062
Paul Anton, PhD                $     20,000                    $0                      $0               $     28,062
William E. Baxter              $     20,000                    $0                      $0               $     28,062
Lee C. Gingrich                $     20,000                    $0                      $0               $     28,062
Eleanor W. Palmer              $     20,000                    $0                      $0               $     28,062


* The Trustees received $8,062 for service on the Russell Insurance Funds' Board of Trustees.


                             OPERATION OF THE TRUST

   SERVICE PROVIDERS. Most of FRIC's necessary day-to-day operations are performed by separate business organizations under contract to FRIC. The principal service providers are:

      Consultant                            Frank Russell Company
      Advisor, Administrator, Transfer      Frank Russell Investment
         and Dividend Disbursing Agent      Management Company
      Money Managers for the                Multiple professional discretionary
         Underlying Funds                    investment management organizations
      Custodian and Portfolio Accountant    State Street Bank and Trust Company

   CONSULTANT. Frank Russell Company, the corporate parent of FRIMCo, was responsible for organizing FRIC and provides ongoing consulting services, described in the Prospectus, to FRIC and FRIMCo. FRIMCo does not pay Frank Russell Company an annual fee for consulting services.

   Frank Russell Company provides comprehensive consulting and money manager evaluation services to institutional clients, including FRIMCo and Frank Russell Trust Company, and to high net worth individuals and families ($100 million) through its Russell Private Investment Division. Frank Russell Company also provides: (i) consulting services for international investment to these and other clients through its International Division and its wholly owned subsidiaries, Frank Russell Company London (Frank Russell Company Limited), Frank Russell Canada (Frank Russell Canada Limited/Limitee), Frank Russell Australia (Frank Russell Company Pty., Limited), Frank Russell Japan, Frank Russell AG (Zurich), Frank Russell Company S.A. (Paris) and Frank Russell Company (N.Z.) Limited (Auckland), and Frank Russell Investments (Delaware), Inc., and (ii) investment account and portfolio evaluation services to corporate pension plan sponsors and institutional money managers through its Russell Data Services Division. Frank Russell Securities, Inc., a wholly owned subsidiary of Frank Russell Company, carries on an institutional brokerage business. Frank Russell Capital Inc., a wholly owned subsidiary of Frank Russell Company, carries on an investment banking business as a registered broker-dealer. Frank Russell Trust Company, a wholly-owned subsidiary of Frank Russell Company, provides comprehensive trust and investment management services to corporate pension and profit-sharing plans. Frank Russell Investments (Cayman) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell Investment (Ireland) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell International Services Co., Inc., a wholly owned subsidiary of Frank Russell Company, provides services to U.S. personnel secunded to overseas enterprises. Russell Fiduciary Services Company, a wholly owned subsidiary of Frank Russell Company, provides fiduciary services to pension and welfare benefit plans and other institutional investors. The mailing address of Frank Russell Company is 909 A Street, Tacoma, WA 98402

   As affiliates, Frank Russell Company and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman of FRIC, is the Chairman of the Board of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized under the laws of Wisconsin. Northwestern Mutual's products consist of a full range of permanent and term life insurance, disability income insurance, long-term care insurance, mutual funds and annuities for personal, estate, retirement, business, and benefits planning. Northwestern Mutual provides its insurance products and services through an exclusive network of approximately 7,200 agents associated with over 100 general agencies nationwide. Northwestern Mutual leads the U.S. in both individual life insurance sold annually and total individual life insurance in force.

   ADVISOR AND ADMINISTRATOR. FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds. Prior to December 1, 1999, FRIMCo provided advisory and administrative services to the Funds pursuant to one Management Agreement for which Frank Russell Investment Company paid a single fee. Effective December 1, 1999, FRIMCo's advisory and administrative services are provided under separate agreements. FRIMCo provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties such as the money managers (in the case of the Underlying Funds) and custodian. FRIMCo also develops the investment programs for each of the Funds, selects money managers for the Underlying Funds (subject to approval by the Board), allocates assets among money managers, monitors the money managers' investment programs and results, and may exercise investment discretion over assets invested in the Underlying Funds' Liquidity Portfolios. (See, "Investment Policies of the Underlying Funds -- Liquidity Portfolios.") FRIMCo also acts as FRIC's transfer agent and dividend disbursing agent. FRIMCo, as agent for FRIC, pays the money managers' fees for the Underlying Funds, as a fiduciary for the Underlying Funds, out of the advisory fee paid by the Underlying Funds to FRIMCo. The remainder of the advisory fee is retained by FRIMCo as compensation for the services described above and to pay expenses.

   Each of the Funds incurs an annual advisory fee and an annual administrative fee payable to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by FRIMCo pursuant to an Administrative Agreement for a fee of

 0.05% of each Fund's average daily net asset value. (See the Prospectuses for the Underlying Funds' annual percentage rates.)

   The following LifePoints Funds paid FRIMCo the listed management (or advisory) fees for the years ended December 31, 1998 and 1997, representing the fee paid for both advisory and administrative services. The LifePoints Funds commenced operations during calendar year 1997 and therefore incurred management fees due to FRIMCo for only a portion of the year 1997.

                                                  12/31/98      12/31/97
                                                  --------      --------
     Equity Balanced Fund                         $ 151,953     $  1,140
     Aggressive Strategy Fund                        96,256        1,727
     Balanced Strategy Fund                         277,200        1,187
     Moderate Strategy Fund                          30,361          151
     Conservative Strategy Fund                       6,465            8


   FRIMCo voluntarily agreed to waive its management fee (including its advisory and administrative fees) during the years ended December 31, 1998 and December 31, 1997.

   While FRIMCo will perform investment advisory services for the LifePoints Funds (i.e., determining the percentages of the Underlying Funds which will be purchased by each LifePoints Fund, and periodically adjusting the percentages and the Underlying Funds), FRIMCo has waived its management, advisory and administrative fees since the LifePoints Funds' inception and presently intends to waive its 0.20% advisory fee through December 31, 1999 but may terminate its waiver at any time thereafter without notice to shareholders. Advisory fees do not vary among classes of shares. For the fiscal years ended December 31, 1998 and 1997, respectively, each LifePoints Fund waived the following amounts:
Equity Balanced Strategy Fund: $151,953 and $1,140; Aggressive Strategy Fund:
$96,256 and $1,727; Balanced Strategy Fund: $277,200 and $1,187; Moderate Strategy Fund: $30,361 and $151; and Conservative Strategy Fund: $6,465 and $8. Each of the LifePoints Funds will indirectly bear their proportionate share of the combined advisory and administrative fees paid by the Underlying Funds in which they invest. While a shareholder of a LifePoints Fund will also bear a proportionate part of the combined advisory and administrative fees paid by an Underlying Fund, those fees paid are based upon the services received by the respective Underlying Fund.

   The Underlying Funds in which the LifePoints Funds currently invest paid FRIMCo the listed management fees for the periods ended December 31, 1998, 1997, and 1996 (representing the fee paid for both advisory and administrative purposes):


                                                   YEARS ENDED
                                                   -----------
                                      12/31/98        12/31/97        12/31/96
                                    ----------      ----------      ----------
     Diversified Equity             $9,580,094      $6,906,245      $4,728,098
     Special Growth                  5,901,577       4,556,999       3,307,757
     Quantitative Equity             9,056,015       6,616,377       4,455,041
     International Securities        8,859,189       7,751,289       6,498,479
     Diversified Bond                3,407,594       2,755,500       2,360,391
     Short Term Bond                 1,216,062       1,184,588         988,312
     Multistrategy Bond              3,241,445       2,225,087       1,673,473
     Real Estate Securities          5,183,218       4,428,351       2,943,292
     Emerging Markets*               4,020,121       4,167,163       2,773,817


   *Prior to April 1, 1995, the Emerging Markets and Short Term Bond Funds paid no management fees to FRIMCo, as each shareholder of the Fund had entered into a written Asset Management Services Agreement with FRIMCo. Under such Agreements, the shareholders had agreed to pay annual fees, billed quarterly on a pro rata basis and calculated as a specified percentage of the average assets which the shareholder had invested at each month end in the Fund. Beginning April 1, 1995, FRIC's Management Agreement was amended to provide that the Emerging Markets and Short Term Bond Funds would pay an annual management fee, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund. When applicable, a shareholder of the Emerging Markets or the Short Term Bond Fund or the shareholder's financial intermediary continues to enter into a separate written agreement with FRIMCo to obtain separate individual shareholder services, and pays fees under such agreement based on a specified percentage of average assets which are subject to the agreement relating to FRIMCo's provision of individual shareholder investment services with respect to that shareholder.

   Effective May 1, 1996, FRIMCo agreed to waive its management fee for the Emerging Markets and Multistrategy Bond Funds, to the extent Fund level expenses of these Funds exceed 1.95% and 0.80% of average daily net assets on an annual basis, respectively. In 1996, waivers and reimbursements for Multistrategy Bond Fund amounted to $157,752. No waiver or reimbursement was necessary for the Emerging Markets Fund. As a result of the waivers and reimbursements, management fees paid by the Multistrategy Bond Fund amounted to $1,515,721.

   In 1997, waivers for Multistrategy Bond Fund amounted to $126,393. No waiver or reimbursement was necessary for the Emerging Markets Fund. As a result of the waivers, management fees paid by the Multistrategy Bond Fund amounted to $2,225,087.

   In 1998, waivers for Multistrategy Bond Fund amounted to $55,624. No waiver or reimbursement was necessary for the Emerging Markets Fund. As a result of the waivers, management fees paid by the Multistrategy Bond Fund amounted to $3,158,957.

   Through March 31, 1995, FRIMCo reimbursed the Emerging Markets Fund for all expenses exceeding 0.80% of average daily net assets on an annual basis. Effective April, 1995 through April 30, 1996, FRIMCo reimbursed the Emerging Markets Fund for all expenses exceeding 2.00% of average daily net assets on an annual basis. From May 1, 1996 FRIMCo has agreed to reimburse the Emerging Markets Fund for all expenses exceeding 1.95% of average daily net assets on an annual basis. In 1995, reimbursements for the Emerging Markets Fund were $37,115. As a result of the reimbursements, management fees paid by the Emerging Markets Fund amounted to $1,343,434. FRIMCo made no reimbursements to the Emerging Markets Fund in 1996, 1997 or 1998.

   FRIMCo is a wholly owned subsidiary of Frank Russell Company, a subsidiary of The Northwestern Mutual Life Insurance Company. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

   MONEY MANAGERS. The money managers of the Underlying Funds have no affiliations or relationships with FRIC or FRIMCo other than as discretionary managers for all or a portion of a Fund's portfolio, except some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see, "Brokerage Allocations" and "Brokerage Commissions"). Money managers may serve as advisors or discretionary managers for Frank Russell Trust Company, other investment vehicles sponsored or advised by Frank Russell Company or its affiliates, other consulting clients of Frank Russell Company, other offshore vehicles and/or for accounts which have no business relationship with the Frank Russell Company organization

   From its advisory fees received from the Underlying Funds, FRIMCo, as agent for FRIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the period ended December 31, 1998, management fees paid to the money managers of the Underlying Funds were:

                                                      ANNUAL RATE
          FUND             $ AMOUNT PAID   (AS A % OF AVERAGE DAILY NET ASSETS)
------------------------   -------------   -----------------------------------

Diversified Equity         $   2,556,100                   0.21%
Special Growth                 2,419,648                   0.39%
Quantitative Equity            2,153,019                   0.19%
International Securities       3,505,016                   0.37%
Diversified Bond                 529,842                   0.07%
Short Term Bond                  414,057                   0.17%
Multistrategy Bond               990,456                   0.19%
Real Estate Securities         1,757,612                   0.29%
Emerging Markets               2,230,317                   0.66%

   Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after FRIC has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by Frank Russell Company as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker-dealer affiliates.

   DISTRIBUTOR. Russell Fund Distributors, Inc. (the "Distributor") serves as the distributor of FRIC shares. The Distributor receives no compensation from FRIC for its services other than 12b-1 compensation and shareholder services compensation for certain classes of shares pursuant to FRIC's Rule 12b-1 Distribution Plan and its Shareholder Services Plan, respectively. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

   CUSTODIAN. State Street Bank and Trust Company ("State Street") serves as custodian for FRIC. State Street also provides the basic portfolio recordkeeping required by each of the Underlying Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee, in accordance with the following: domestic custody - an annual fee, payable monthly on a pro rata basis, based on the following percentages of the month end net assets of all domestic funds: $0 up to and including $10 billion -0.0075%; over $10 billion -0.0065%; global custody - an annual fee, payable monthly on a pro rata basis, based on other month-end net assets and geographic classification of the investments in the international funds; fund accounting - (i) an annual fee of $10,000 - $24,000 per portfolio per fund, (ii) an annual fee of 0.015% - 0.030%, payable monthly on a pro rata basis, based on daily average net assets of each Fund; securities transaction charges from $6.50 to $100.00 per transaction; monthly pricing fees of $375.00 per portfolio and $6.00 to $12.00 per security; multiple class fee of $15,000 per year for each additional class of shares; and yield calculation fees of $4,200 per fixed income fund per year. State Street is reimbursed by the Funds for supplying certain out-of-pocket expenses, including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. Additionally, the following fees will be assessed for the LifePoints Funds: (i) daily priced accounting fee of $1,000 per month, (ii) monthly priced accounting fee of $500 per month and (iii) transaction fee of $5 per transaction. In addition, interest earned on uninvested cash balances is used to offset the custodian expense. The mailing address for State Street is 1776 Heritage Drive, North Quincy, MA 02171.

   TRANSFER AND DIVIDEND DISBURSING AGENT. FRIMCo serves as Transfer Agent for FRIC. For this service FRIMCo is paid a per-account fee for transfer agency and dividend disbursing services provided to FRIC. From this fee FRIMCo compensates unaffiliated agents who assist in providing these services. FRIMCo is also reimbursed by FRIC for certain out-of-pocket expenses, including postage, taxes, wires, stationery and telephone. The LifePoints Funds' investments in the Underlying Funds will not be charged a fee. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

   ORDER PLACEMENT DESIGNEES. FRIC has authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for FRIC shares. Certain Financial Intermediaries are authorized, subject to approval of FRIC's Distributor, to designate other intermediaries to accept purchase and redemption orders on FRIC's behalf. FRIC will be deemed to have received a purchase or redemption order when such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund's net asset value next computed after they are accepted by Financial Intermediary or an authorized designee, provided that the Financial Intermediary or an authorized designee timely transmits the customer order to FRIC.

   INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP serves as the independent accountants of FRIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with generally accepted accounting practices and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is One Post Office Square, Boston, MA 02109.

   PLAN PURSUANT TO RULE 18F-3. On February 23, 1995, the Securities and Exchange Commission (the "SEC") adopted Rule 18f-3 under the 1940 Act, which permit a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of trustees that is filed with the SEC. At a meeting held on April 22, 1996, the Board adopted and, on November 4, 1996, June 3, 1998 and November 9, 1998 amended, a plan pursuant to Rule 18f-3 (the "Rule 18f-3 Pan") on behalf of each Fund that issues multiple classes of shares (each a "Multiple Class Fund"). On November 9, 1998, the Board again amended the Rule 18f-3 Plan to revise the previously authorized classes. The key features of the Rule 18f-3 plan are as follows: shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(1) each class of shares offered in connection with a Rule 12b-1 plan would bear certain fees under its respective Rule 12b-1 plan and would have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of shares may contain a conversion feature; (3) each class of shares may bear differing amounts of certain expenses allowable to such class; (4) different policies may be established with respect to the payment of distributions on the classes of shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) a class of shares of a Multiple Class Fund might have different exchange privileges from another class;
(6) each class of shares of a Multiple Class Fund would have a different class designation from another class of that Fund; and (7) each class of shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

   DISTRIBUTION PLAN. Under the 1940 Act, the SEC has adopted Rule 12b-1 ("Rule 12b-1"), which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Accordingly, the LifePoints Funds have adopted a distribution plan (the "Distribution Plan") for the LifePoints Funds' Class C and Class D Shares, which is described in the Prospectus. In adopting the Distribution Plan, a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of FRIC and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan (the "Independent Trustees"), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective LifePoints Fund and its shareholders. In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the LifePoints Funds by enabling the LifePoints Funds to reach and retain more investors and Financial Intermediaries (including brokers, banks, financial planners, and other financial institutions), although it is impossible to know for certain, in the absence of the Distribution Plan or under an alternative distribution agreement, the level of sales and asset retention that a LifePoints Fund would enjoy.

   The Distribution Plan provides that each LifePoints Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class C and Class D Shares for any activities or expenses primarily intended to result in the sale of Class C and Class D Shares of a LifePoints Fund. Such payments by FRIC will be calculated daily and paid periodically and shall not be made less frequently than quarterly. The Board has currently determined to limit payment under the Distribution Plan to 0.25% of average daily net assets of the Class D Shares, and to 0.75% of the average daily net assets of the Class C Shares. Any amendment to increase materially the amount that may be spent for distribution pursuant to the Distribution Plan must be approved by a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Class C or Class D Shares of a LifePoints Fund or (b) sixty-seven percent (67%) or more of the Class C or Class D Shares of a LifePoints Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding shares of such LifePoints Fund are present or represented by proxy. The Distribution Plan does not provide for the LifePoints Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. Continuation of the Distribution Plan must be approved annually by a majority of the Trustees including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. The Distribution Plan is terminable, as to a LifePoints Fund's Class C or Class D Shares, without penalty, at any time, by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Class C or Class D Shares of a LifePoints Fund or (ii) sixty-seven (67%) or more of the Class C or Class D Shares of a LifePoints Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy.

   Under the Distribution Plan, the LifePoints Funds may also enter into agreements ("Selling Agent Agreements") with financial intermediaries and with the Distributor ("Selling Agents"), to provide the distribution activities provided by the Selling Agents with respect to the Class C or Class D Shares held by or for the customers of the Selling Agents.

   Under the Distribution Plan, the following Multiple Class Funds' Class D Shares accrued expenses in the following amounts, payable to the Distributor, for the period ended December 31, 1998 (these amounts were for compensation to dealers):

                                                                 Class D
                                                           -------------------

     Equity Balanced Strategy Fund                                      $5,319
     Aggressive Strategy Fund                                            4,738
     Balanced Strategy Fund                                              3,851
     Moderate Strategy Fund                                              2,378
     Conservative Strategy Fund                                          1,147

Class C Shares were not issued during the period ended December 31, 1998.

   SHAREHOLDER SERVICES PLAN. A majority of the Trustees, including a majority of the Independent Trustees, has also adopted, on behalf of each LifePoints Fund, a Shareholder Services Plan pertaining to the LifePoints Funds' Class C, Class D Shares and Class E Shares (the "Service Plan").

   Under the Service Plan, FRIC may compensate the Distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class C, Class D or Class E Shares of any of the LifePoints Funds offering such shares ("Servicing Agents"), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class C, Class D or Class E Shares of the LifePoints Funds. Such payments by FRIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class C, Class D or Class E Shares of any LifePoints Fund may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund's Class C, Class D or Class E Shares.

   Among other things, the Service Plan provides that (1) the Distributor shall provide to FRIC's officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by FRIC pursuant to the Service Plan, or by Servicing Agents pursuant to the Service Plan and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and
(4) the Service Plan is terminable, as to a LifePoints Funds' Class C, Class D or Class E Shares, by a vote of a majority of the Independent Trustees.

   Under the Service Plan, the following Multiple Class Funds' Class D and Class E Shares accrued expenses in the following amounts payable to the Distributor, for the period ended December 31, 1998:

                                                       Class D      Class E
                                                       -------      -------

     Equity Balanced Strategy Fund                     $ 5,319     $146,635
     Aggressive Strategy Fund                            4,738       91,518
     Balanced Strategy Fund                              3,851      273,349
     Moderate Strategy Fund                              2,378       27,983
     Conservative Strategy Fund                          1,147        5,318

Class C Shares were not issued during the period ended December 31, 1998.

   The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings and loan association) from being an underwriter or distributor of most securities. In the event that the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board will consider appropriate changes in the services.

   State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from the Glass-Steagall Act. Therefore, banks and financial institutions may be required to register as dealers under state law. In addition, some state securities laws may require administrators to register as brokers and dealers.

   UNDERLYING FUND EXPENSES. The Underlying Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Underlying Funds is the annual advisory fee and annual administrative fee, each payable to FRIMCo. The Underlying Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, and portfolio and shareholder recordkeeping services, and maintenance of tax records payable to Frank Russell Company; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of FRIC to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

   Whenever an expense can be attributed to a particular Underlying Fund, the expense is charged to that Underlying Fund. Other common expenses are allocated among the Underlying Funds based primarily upon their relative net assets.

   As of the date of this Statement, FRIMCo has voluntarily agreed to waive all or a portion of its advisory and administrative fees with respect to certain Underlying Funds. This waiver may be changed or rescinded at any time.

   LIFEPOINTS FUND OPERATING EXPENSES. Each LifePoints Fund is expected to have a low operating expense ratio although, as a shareholder of the Underlying Funds, each LifePoints Fund indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. It is currently contemplated that all other operating expenses (shareholder servicing, legal, accounting, etc.) except for the 0.20% advisory fee and any Rule 12b-1 Fees and Shareholder Service Fees will be paid for in accordance with these Special Servicing Agreements (each a "Servicing Agreement") among each LifePoints Fund, its Underlying Funds and FRIMCo. Under the Servicing Agreement, FRIMCo arranges for all services pertaining to the operations of the LifePoints Funds, including transfer agency services but not including any services covered by the LifePoints Funds' advisory fee or any Rule 12b-1 or Shareholder Service Fees. However, it is expected that the additional assets invested in the Underlying Funds by the LifePoints Funds will produce economies of operations and other savings for the Underlying Funds which will exceed the cost of the services required for the operation of the LifePoints Funds. In this case, the Servicing Agreement provides that the officers of FRIC, at the direction of the Trustees, may apply such savings to payment of the aggregate operating expenses of LifePoints Funds which have invested in that Underlying Fund, so that the Underlying Fund will bear those operating expenses in proportion to the average daily value of the shares owned by the LifePoints Fund, provided that no Underlying Fund will bear such operating expenses in excess of the estimated savings to it. In the event that the aggregate financial benefits to the Underlying Funds do not exceed the costs of the LifePoints Funds, the Servicing Agreement provides that either FRIMCo or the Underlying Funds will bear that portion of costs determined to be greater than the benefits. Those costs include Fund accounting, custody, auditing, legal, blue sky and, as well as organizational, transfer agency, prospectus, shareholder reporting, proxy, administrative and miscellaneous expenses.

   VALUATION OF THE LIFEPOINTS FUND SHARES. The net asset value per share of Class C, Class D and Class E Shares is calculated separately for each LifePoints Fund on each business day on which shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange is open for trading. Currently, the New York Stock Exchange is open for trading every weekday, except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund's assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent.

   PRICING OF SECURITIES. The Class S Shares of the Underlying Funds held by each LifePoints Fund are valued at their net asset value. The Emerging Markets, International Securities, Diversified Bond, and Multistrategy Bond Funds' portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Underlying Funds do not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of the Class S Shares of the Underlying Fund when a shareholder (such as a LifePoints Fund) is not able to purchase or redeem Underlying Fund shares. Further, because foreign securities markets may close prior to the time the Underlying Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Underlying Funds calculate net asset value may not be reflected in the calculation of net asset value unless FRIMCo determines that a particular event would materially affect the net asset value.

     PORTFOLIO TURNOVER RATES OF THE LIFEPOINTS FUNDS. The portfolio turnover rate for each LifePoints Fund is calculated by dividing the lesser of purchases or sales of Underlying Fund shares for the particular year, by the monthly average value of the Underlying Fund shares owned by the LifePoints Fund during the year. Each LifePoints Fund's portfolio turnover rate is expected not to exceed 25%. The LifePoints Funds will purchase or sell Underlying Fund shares to: (i) accommodate purchases and sales of each LifePoints Fund's shares; (ii) change the percentages of each LifePoints Fund's assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each LifePoints Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

     The portfolio turnover rates for the last two years for each Fund were:

                                      YEARS ENDED
                                      -----------

                                 12/31/98    12/31/97
                                 --------    --------
Equity Balanced Strategy Fund     73.95%      48.30%
Aggressive Strategy Fund          93.08       56.88
Balanced Strategy Fund            78.85       29.58
Moderate Strategy Fund           175.58        9.66
Conservative Strategy Fund       169.79          --

     PORTFOLIO TRANSACTION POLICIES OF THE UNDERLYING FUNDS. Decisions to buy and sell securities for the Underlying Funds are made by the money managers for the assets assigned to them, and by FRIMCo or the money manager for the Underlying Funds' Liquidity Portfolios. The Underlying Funds do not give significant weight to attempting to realize long-term, rather than short-term, capital gains while making portfolio investment decisions. The portfolio turnover rates for certain Underlying Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. The money managers make decisions to buy or sell securities independently from other money managers. Thus, one money manager could be selling a security when another money manager for the same Underlying Fund (or for another series of FRIC) is purchasing the same security. In addition, when a money manager's services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Underlying Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The annual portfolio turnover rates for each of the Underlying Funds for the periods ended December 31, 1998 and 1997, respectively, were as follows: Diversified Equity Fund, 100.31% and 114.11%%; Special Growth Fund, 129.19% and 97.19%; Quantitative Equity Fund, 77.23% and 87.67%; International Securities Fund, 68.46% and 73.54%; Diversified Bond Fund, 216.88% and 172.43%; Short Term Bond Fund, 129.85% and 213.14%; Multistrategy Bond Fund, 334.86% and 263.75%; Real Estate Securities Fund, 42.58% and 49.40%; and Emerging Markets Fund, 59.35% and 50.60%.

     BROKERAGE ALLOCATIONS. Transactions on US stock exchanges involve the payment of negotiated brokerage commissions; on non-US exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed payment in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the money manager of the Underlying Fund. FRIC's advisory agreements with FRIMCo and the money managers provide, in substance and subject to specific directions from officers of FRIC or FRIMCo, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Underlying Fund. Securities will ordinarily be purchased in the primary markets, and the money manager shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In addition, the advisory agreements authorize FRIMCo and the money managers, respectively, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the

Underlying Fund, FRIMCo and/or to the money manager (or their affiliates). FRIMCo and the money managers are authorized to cause the Underlying Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commissions another broker or dealer would have charged for effecting that transaction. FRIMCo or the money manager, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which FRIMCo or the money manager exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with FRIC's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

     FRIMCo does not expect FRIC ordinarily to effect a significant portion of FRIC's total brokerage business for the Underlying Funds with broker- dealers affiliated with its money managers. However, a money manager may effect portfolio transactions for the segment of an Underlying Fund's portfolio assigned to the money manager with a broker-dealer affiliated with the manager, as well as with brokers affiliated with other money managers.

     FRIMCo arranges for the purchase and sale of FRIC's securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. FRIMCo may select brokers and dealers which provide it with research services and may cause FRIC to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable FRIMCo to supplement its own research and analysis.

     The Underlying Funds may effect portfolio transactions with or through Frank Russell Securities, Inc., an affiliate of FRIMCo, only when the applicable money manager determines that the Underlying Fund will receive competitive execution, price and commissions. Frank Russell Securities, Inc. refunds to the Underlying Fund up to 70% of the commissions paid by that Underlying Fund when it effects such transactions, after reimbursement for research services provided to FRIMCo. As to brokerage transactions effected by money managers on behalf of the Underlying Funds through Frank Russell Securities, Inc. at the request of the money manager, research services obtained from third party service providers at market rates are provided to the Underlying Funds by Frank Russell Securities, Inc. Such research services include performance measurement statistics, fund analytics systems and market monitoring systems. As to other brokerage transactions effected by the Underlying Funds through Frank Russell Securities, Inc. research services provided by Frank Russell Company and Russell Data Services are provided to the money managers. Such services include market performance indices, investment adviser performance information and market analysis. This arrangement is used by the Diversified Equity, Special Growth, Quantitative Equity, International Securities, Emerging Markets and Real Estate Securities Funds. All Underlying Funds may also effect portfolio transactions through and pay brokerage commissions to the money managers (or their affiliates). Generally, securities are purchased for Diversified Equity, Quantitative Equity, International Securities, Diversified Bond, Emerging Markets and Real Estate Securities Funds for investment income and/or capital appreciation and not for short-term trading profits. However, these Underlying Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers. Special Growth, Short Term Bond and Multistrategy Bond Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for these three Underlying Funds.

     BROKERAGE COMMISSIONS. The Board reviews, at least annually, the commissions paid by the Underlying Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Underlying Funds. Frank Russell Company maintains an extensive database showing commissions paid by institutional investors, which is the primary basis for making this evaluation. Certain services received by FRIMCo or money managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the money manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the money managers are not reduced by reason of their receipt of such brokerage and research services.

     For information regarding brokerage commissions paid by the Underlying Funds and the Underlying Funds' holdings of securities issued by the top ten broker dealers used by those Funds, refer to the Statement of Additional Information for the Underlying Funds.

     YIELD AND TOTAL RETURN QUOTATIONS. The LifePoints Funds compute their average annual total return by using a standardized method of calculation required by the SEC, and report average annual total return for each class of shares which they offer. Because the Class C and Class D Shares are subject to Rule 12b-1 fees, the average annual total return performance of the Class C and Class D Shares may be different from the Class E Shares.

     Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the LifePoints Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)/n/ = ERV

Where:    P    =    a hypothetical initial payment of $1,000;
          T    =    average annual total return;
          n    =    number of years; and
          ERV  =    ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof).

     The calculation assumes that all dividends and distributions of each LifePoints Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for the Class C, Class D and Class E Shares will be reported in the Prospectus.

     Yields are computed by using standardized methods of calculation required by the SEC. Similar to average annual total return calculations, a LifePoints Fund calculates yields for each class of shares which it offers. Yields for the LifePoints Funds, which do not invest primarily in money market instruments, are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b+1)/6/ -1]
                                   ----------------
                                          cd

Where:    a    =    dividends and interest earned during the period
          b    =    expenses accrued for the period (net of reimbursements)
          c    =    average daily number of shares outstanding during the period that were entitled to receive dividends
          d    =    the maximum offering price per share on the last day of the period.

     The yields for the LifePoints Funds investing primarily in fixed-income instruments are reported in the Prospectus.

     Each LifePoints Fund may, from time to time, advertise non-standard performances, including average annual total return.

     Each LifePoints Fund may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indices.

                     INVESTMENT RESTRICTIONS, POLICIES AND
                       PRACTICES OF THE LIFEPOINTS FUNDS

     Each LifePoints Fund's investment objective is "fundamental" which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Other policies may be changed by a Fund without shareholder approval. The LifePoints Funds' investment objectives are set forth in the respective Prospectus.

     INVESTMENT RESTRICTIONS. Each LifePoints Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. No LifePoints Fund will:

     1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies (including the Underlying Funds); and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such LifePoints Fund.

     2. Invest 25% or more of the value of the LifePoints Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities, and shares of the Underlying Funds).

     3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer, except with respect to shares of FRIC Funds.

     4. Invest in companies for the purpose of exercising control or management.

     5. Purchase or sell real estate; provided that each LifePoints Fund may invest in the Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     6.   Purchase or sell commodities or commodities contracts.

     7. Borrow money, except that the Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that the Fund may borrow to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days. Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restrictions, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     8. Purchase securities on margin or effect short sales (except that a LifePoints Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

     9    Engage in the business of underwriting securities issued by others or purchase securities.

     10. Participate on a joint or a joint and several basis in any trading account in securities except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act. The "bunching" of orders for the sale or purchase of marketable portfolio securities with two or more Funds, or with a Fund and such other accounts under the management of FRIMCo or any money manager for the Funds to save brokerage costs or to average prices among them shall not be considered a joint securities trading account.

     11. Make loans of money or securities to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the entry into "repurchase agreements;" or (ii) the lending of portfolio securities in the manner generally described in the LifePoints Funds' Prospectus' section "Investment Policies, Restrictions and Risks of the LifePoints Funds -- Lending Portfolio Securities."

     12.  Purchase or sell options.

     13. Purchase the securities of other investment companies except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act (and as described below).

     14. Purchase from or sell portfolio securities to the officers, the Trustees or other "interested persons" (as defined in the 1940 Act) of the Investment Company, including the Underlying Funds' money managers and their affiliates, except as permitted by the 1940 Act, SEC rules or exemptive orders.

     15. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from making any otherwise permissible borrowings, mortgages or pledges, entering into permissible reverse repurchase agreements, or issuing shares of beneficial interest in multiple classes.

     Because of their investment objectives and policies, the LifePoints Funds will concentrate more than 25% of their assets in the mutual fund industry. In accordance with the LifePoints Funds' investment policies set forth in the Prospectus, each of the LifePoints Funds may invest more than 25% of its assets in the Underlying Funds. However, each of the Underlying Funds in which each LifePoints Fund will invest (other than the Real Estate Securities Fund) will not concentrate more than 25% of its total assets in any one industry. The Real Estate Securities Fund may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry.

INVESTMENT POLICIES AND PRACTICES OF THE LIFEPOINTS FUNDS

     REPURCHASE AGREEMENTS. Each LifePoints Fund may enter into repurchase agreements with the seller -- a bank or securities dealer -- who agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next day). The securities purchased by a LifePoints Fund have a total value in excess of the value of the repurchase agreement and are held by the LifePoints Fund's Custodian until repurchased. Repurchase agreements assist a LifePoints Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The LifePoints Funds will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US government securities whose creditworthiness is continually monitored and found satisfactory by FRIMCo.

     MONEY MARKET INSTRUMENTS. Each LifePoints Fund may invest in securities maturing within 397 days or less at the time from the trade date or such other date upon which a LifePoints Fund's interest in a security is subject to market action. Each LifePoints Fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund's securities. The procedures also address such matters as diversification and credit quality of the securities the LifePoints Funds purchase, and were designed to ensure compliance by the Funds with the requirements of Rule 2a-7 of the 1940 Act.

     ILLIQUID SECURITIES. The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the LifePoints Funds pursuant to Rule 144A, as explained in the Prospectus) may be negotiated at the time such securities are purchased by a LifePoints Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, the LifePoints Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A LifePoints Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

     The guidelines adopted by the Board for the determination of liquidity of securities take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

                  INVESTMENT POLICIES OF THE UNDERLYING FUNDS

     The investment objective and principal investment strategy for each of the Underlying Funds is provided in the LifePoints Prospectus. The following table illustrates the investments that the Underlying Funds primarily invest in or are permitted to invest in.

                                         DIVERSIFIED    SPECIAL   QUANTITATIVE  INTERNATIONAL   DIVERSIFIED   SHORT TERM
                                           EQUITY       GROWTH       EQUITY       SECURITIES        BOND         BOND
     TYPE OF PRACTICE                       FUND         FUND         FUND           FUND           FUND         FUND
     ----------------                       ----         ----         ----           ----           ----         ----
Common stocks..........................      M            M             M              M
Common stock equivalents
   (warrants)..........................      M            M             M              M
Common stock equivalents
   (options)...........................      M            M             M              M
Common stock equivalents (convertible
   debt securities)....................      M            M             M              M                           M
Common stock equivalents
   (depository receipts)...............      M            M             M              M
Preferred stocks.......................      M            M             M              M                           M
Equity derivative securities...........      M            M             M              M                           M
Debt securities (below investment
grade or junk bonds)
US government securities...............      M            M             M              M              M            M
Municipal obligations..................                                                                            M
Investment company securities..........      M            M             M              M              M            M
Foreign securities.....................      M            M             M              M              M            M

                                              MULTISTRATEGY  REAL ESTATE   EMERGING
                                                  BOND        SECURITIES    MARKETS
     TYPE OF PRACTICE                             FUND           FUND        FUND
     ----------------                             ----           ----        ----
   ....................................
Common stocks..........................                           M             M
Common stock equivalents
   (warrants)..........................                           M             M
Common stock equivalents                                          M             M
   (options)...........................
Common stock equivalents (convertible
   debt securities)....................                           M             M
Common stock equivalents...............                                         M
   (depository receipts)...............
Preferred stocks.......................                           M             M
Equity derivative securities...........                           M             M
Debt securities (below investment
grade or junk bonds)...................             M                           M
US government securities...............             M             M             M
Municipal obligations..................             M
Investment company securities..........             M             M             M
Foreign securities.....................             M             M             M

     OTHER INVESTMENT PRACTICES OF THE UNDERLYING FUNDS.   The Underlying Funds
     ----------------------------------------------------
use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Underlying Funds, each of which may involve certain special risks. The Glossary located at the back of the SAI describes each of the investment techniques identified below.

                                             DIVERSIFIED    SPECIAL   QUANTITATIVE  INTERNATIONAL   DIVERSIFIED   SHORT TERM
                                               EQUITY       GROWTH       EQUITY       SECURITIES        BOND         BOND
     TYPE OF PRACTICE                           FUND         FUND         FUND           FUND           FUND         FUND
     ----------------                           ----         ----         ----           ----           ----         ----
Cash reserves...............................      M             M           M           M             M             M
Repurchase agreements(1)....................                                            M             M             M
When-issued and forward commitment
 securities.................................                                            M             M             M
Reverse repurchase agreements...............                                            M             M             M
Lending portfolio securities, not to
 exceed 33 1/3%of total Fund assets.........      M             M           M           M             M             M
Illiquid securities (limited to 15% of
 Fund's net assets).........................      M             M           M           M             M             M
Forward currency contracts(2)...............                                M           M             M             M
Write (sell) call and put options on
 securities, securities indexes and
 foreign currencies(3)......................      M             M           M           M             M             M
Purchase options on securities,
 securities indexes, and currencies(3)......      M             M           M           M             M             M
Interest rate futures contracts, stock
 index futures contracts, foreign
 currency contracts and options
on futures(4)...............................      M             M           M           M             M             M
Liquidity portfolio.........................      M             M           M           M

                                                  MULTISTRATEGY  REAL ESTATE     EMER
                                                      BOND        SECURITIES    MARKE
     TYPE OF PRACTICE                                 FUND           FUND          FUND
     ----------------
Cash reserves...............................           M              M              M
Repurchase agreements(1)....................           M              M              M
When-issued and forward commitment
 securities.................................           M              M              M
Reverse repurchase agreements...............                          M              M
Lending portfolio securities, not to
 exceed 33 1/3%of total Fund assets.........           M              M              M
Illiquid securities (limited to 15% of
 Fund's net assets).........................           M              M              M
Forward currency contracts(2)...............           M                             M
Write (sell) call and put options on
 securities, securities indexes and
 foreign currencies(3)......................           M              M              M
Purchase options on securities,
 securities indexes, and currencies(3)......                          M              M
Interest rate futures contracts, stock
 index futures contracts, foreign
 currency contracts and options
on futures(4)...............................           M              M              M
Liquidity portfolio.........................                          M              M

________________
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) International Securities, Diversified Bond, Multistrategy Bond, Short Term Bond and Emerging Markets and Short Term Bond Funds may not invest more than one-third of its assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

     FORWARD COMMITMENTS. Each Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with each Fund's ability to manage its investment portfolio and honor redemption requests. When effecting such transactions, liquid assets of the Underlying Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

     Additionally, under certain circumstances, the International Securities and Emerging Markets Funds may occasionally engage in "free trade" transactions in which delivery of securities sold by the Underlying Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. "Free trade" transactions involve the risk of loss to an Underlying Fund if the other party to the "free trade" transaction fails to complete the transaction after the Fund has tendered cash payment or securities, as the case may be.

     LENDING PORTFOLIO SECURITIES. Cash collateral received by a Fund when it lends its portfolio securities is invested in high-quality short-term debt instruments, short-term bank collective investment and money market mutual funds (including funds advised by the Custodian, for which it may receive an asset-based fee), and other investments meeting certain quality and maturity established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities then to pay for lending transaction costs, and then the remainder is divided between the Fund and the lending agent.

     Each Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

     FRIC may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.

     ILLIQUID SECURITIES. The Underlying Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the Underlying Funds will not invest more than 10% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, an Underlying Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

     CASH RESERVES. Each Underlying Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by an Underlying Fund) in money market instruments and in debt securities which are at least comparable in quality to the Underlying Fund's permitted investments. In lieu of having each of the Underlying Funds make separate, direct investments in money market instruments, each Underlying Fund and its money managers may elect to invest the Fund's cash reserves in FRIC's Money Market Fund.

     The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short-term money market instruments. The Underlying Funds will use this procedure only so long as doing so does not adversely affect the portfolio management and operations of the Money Market Fund and FRIC's other Funds. The Money Market Fund and the Underlying Funds investing in the Money Market Fund treat such investments as the purchase and redemption of Money Market Fund shares. Any Underlying Fund investing in the Money Market Fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains and net assets of the Money Market Fund, and will have all rights and obligations of a shareholder as provided in FRIC's Master Trust Agreement, including voting rights. However, shares of the Money Market Fund issued to the Underlying Funds will be voted by the Trustees of FRIC in the same proportion as the shares of the Money Market Fund which are held by shareholders which are not Underlying Funds. Underlying Funds investing in the Money Market Fund currently do not pay a management fee to the Money Market Fund.

     LIQUIDITY PORTFOLIO. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may effect an Underlying Fund's performance since the money manager sells the securities for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests. The holding of significant amounts of cash is contrary, however, to the investment objectives of the Diversified Equity, Special Growth, Quantitative Equity and International Securities Funds. The more cash these Underlying Funds hold, the more difficult it is for their returns to meet or surpass their respective benchmarks. FRIMCo will exercise investment discretion or select a money manager to exercise investment discretion for approximately 5-15% of the Funds' assets assigned to a "Liquidity Portfolio."

     A Liquidity Portfolio addresses this potential detriment by having FRIMCo or a money manager selected for this purpose create temporarily an equity exposure for cash reserves through the use of options and futures contracts until those cash reserves are invested in securities or used for Underlying Fund transactions. This will enable those four Underlying Funds to hold cash while receiving a return on the cash which is similar to holding equity securities.

     MONEY MARKET INSTRUMENTS. Similar to the LifePoints Funds, and as described earlier in this Statement, the Underlying Funds may invest in money market instruments.

     US GOVERNMENT OBLIGATIONS. The types of US government obligations the Underlying Funds may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, (b) US Treasury notes at time of issuance have maturities of one to ten years and
(c) US Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Underlying Funds may purchase US government obligations on a forward commitment basis.

     RUSSELL 1000 INDEX. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10K report with the SEC, foreign securities and ADRs.

     The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index. Changes for mergers and acquisitions are made when trading ceases in the acquirer's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.

     The Russell 1000(R) Index is used as the basis for the Quantitative Equity Fund's performance because it, in FRIMCo's opinion, represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

     Frank Russell Company chooses the stocks to be included in the Index solely on a statistical basis and it is not an indication that Frank Russell Company or FRIMCo believes that the particular security is an attractive investment.

     REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with the seller -- a bank or securities dealer -- who agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by a Fund have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. Repurchase agreements assist a Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US government securities whose creditworthiness is continually monitored and found satisfactory by the Funds' money managers.

     REVERSE REPURCHASE AGREEMENTS. A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund's money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securities' market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

     HIGH RISK BONDS. The Underlying Funds, other than the Emerging Markets and Multistrategy Bond Funds, do not invest their assets in securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's are the lowest ratings which are considered "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Underlying Funds, other than Emerging Markets and Multistrategy Bond Funds, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings. The market value of debt securities generally varies inversely in relation to interest rates.

     The Emerging Markets and Multistrategy Bond Funds will invest in "investment grade" securities and may invest up to 5% of its total assets (in the case of the Emerging Markets Fund) and 25% of its total assets (in the case of the Multistrategy Bond Fund) in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers of the Funds to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Underlying Funds' ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The money managers of the Multistrategy Bond and Emerging Markets Funds will seek to reduce the risks associated with investing in such securities by limiting the Funds' holdings in such securities and by the depth of their own credit analysis.

     Securities rated BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories.

   Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. For further description of the various rating categories, see "Ratings of Debt Instruments."

     RISK FACTORS. The growth of the market for lower rated debt securities has paralleled a long period of economic expansion. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

     In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund's shares.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

     The managers of the Emerging Markets and Multistrategy Bond Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     INVESTMENT IN FOREIGN SECURITIES. The Underlying Funds may invest in foreign securities. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Underlying Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Underlying Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     DEPOSITORY RECEIPTS. An Underlying Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally,

ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of an Underlying Fund's investment policies, the Underlying Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

     ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respect similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Underlying Funds may invest in sponsored and unsponsored ADRs.

     OPTIONS AND FUTURES. The Underlying Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Underlying Funds may also use those instruments, provided that FRIC's Board determines that their use is consistent with the Underlying Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Underlying Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be used only for hedging purposes).

     CALL AND PUT OPTIONS ON SECURITIES. A call option on a specific security gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option on a specific security gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

     An Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. An Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

     An Underlying Fund may write a call or a put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligations as the writer of the option.

     To close out a position when writing covered options, an Underlying Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, an Underlying Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Underlying Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

     The Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities.

     The Underlying Funds intend to purchase and write call and put options on specific securities.

     SECURITIES INDEX OPTIONS. An option on a securities index is a contract which gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange on which the stock index is traded. It is similar to an option on a specific security except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in the specific security. None of the Underlying Funds, other than the Diversified Equity, Special Growth, Quantitative Equity, International Securities and Emerging Markets Funds, currently intends to purchase and write call and put options on securities indexes.

     OPTIONS ON FOREIGN CURRENCY. The Underlying Funds may purchase and write call and put options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. (See also "Call and Put Options on Securities" above.) None of the Underlying Funds, other than the Multistrategy Bond and Emerging Markets Funds, currently intends to write or purchase such options.

     OPTIONS ON SECURITIES AND INDEXES. Each Underlying Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the- counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Underlying Funds' ability to hold illiquid securities. The Underlying Funds intend to purchase and write call and put options on specific securities.

     An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

     An Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. An Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

     An Underlying Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Custodian) upon conversion or exchange of other securities held by the Underlying Fund. For a call option on an index, the option is covered if the Underlying Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is "covered" if the Underlying Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in liquid assets in a segregated account with the Custodian.

     If an option written by an Underlying Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Fund realizes a capital loss (long or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

     To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Underlying Fund desires.

     An Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Underlying Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by an Underlying Fund is an asset of the Fund. The premium received for an option written by an Underlying Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

   There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. If an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, an Underlying Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

   If trading were suspended in an option purchased by an Underlying Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Underlying Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

   FOREIGN CURRENCY. An Underlying Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. An Underlying Fund may use interest rate, foreign currency or index futures contracts. An interest rate or foreign currency futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500; the Russell 2000(R); Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; US Treasury bonds; US Treasury notes; GNMA Certificates; three-month US Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the ECU. It is expected that other futures contracts will be developed and traded in the future.

   An Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out before exercise or expiration by an offsetting purchase or sale on option on a futures contract of the same series.

   There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an Underlying Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

   An Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. An Underlying Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). An Underlying Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options on Securities and Indexes" above.

   An Underlying Fund may enter into contracts and options on futures contracts for "bona fide hedging" purposes, as defined under the rules of the Commodity Futures Trading Commission (the "CFTC"). An Underlying Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the Fund's net assets.

   As long as required by regulatory authorities, each Underlying Fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, an Underlying Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

   When a purchase or sale of a futures contract is made by an Underlying Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or US government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Underlying Fund expects to earn interest income on its initial margin deposits.

   A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Underlying Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by an Underlying Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Underlying Fund will mark-to- market its open futures positions.

   An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Underlying Fund.

   Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Underlying Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Underlying Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

   LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. An Underlying Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

   When purchasing a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   When selling a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Underlying Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

   When selling a call option on a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Underlying Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

   When selling a put option on a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Underlying Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

   In order to comply with applicable regulations of the CFTC pursuant to which the Underlying Funds avoid being deemed to be a "commodity pools," the Funds are limited in entering into future contracts and options on future contracts to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and with respect to positions which do not qualify under for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund as determined under the CFTC Rules.

   The requirements for qualification as a regulated investment company also may limit the extent to which an Underlying Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation."

   RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

   Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

   There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

   ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACT AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

   HEDGING STRATEGIES. Stock index futures contracts may be used by the Diversified Equity, Special Growth, Quantitative Equity, International Securities and Emerging Markets Funds as an "equitization" vehicle for cash reserves held by the Funds. For example: equity index futures contracts are purchased to correspond with the cash reserves in each of the Funds. As a result, an Underlying Fund will realize gains or losses based on the performance of the equity market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, each Underlying Fund's cash reserves always will be fully exposed to equity market performance.

   Financial futures contracts may be used by the International Securities, Diversified Bond, Short Term Bond, Multistrategy Bond and Emerging Markets Funds as a hedge during or in anticipation of interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in the Fund's portfolio would decline, but the futures contract value would decrease, partly offsetting the loss in value of the fixed-income security by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position.

   The Underlying Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

   When purchasing a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, an Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   FOREIGN CURRENCY FUTURES CONTRACTS. The Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

   A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

   The Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the US dollar. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Underlying Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Underlying Fund may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Underlying Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

   RISK FACTORS. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing an Underlying Fund to be unable to close out the futures contract thereby affecting a Fund's hedging strategy.

   In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

   FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS ("FORWARD CURRENCY CONTRACTS"). The International Securities, Diversified Bond, Short Term Bond, Multistrategy Bond and Emerging Markets Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts ("forward contract") to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen - at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. An Underlying Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. An Underlying Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Underlying Funds may, however, enter into a position hedging transaction with respect to a currency other than that held in the Funds' portfolios, if such a transaction is deemed a hedge. If an Underlying Fund enters into this type of hedging transaction, liquid assets will be placed in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the

Underlying Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into US dollars or into other appropriate currencies.

   At or before the maturity of a forward foreign currency contract, an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency or offsets will be available to a Fund.

   Upon maturity of a forward currency contract, the Underlying Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. An Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Underlying Funds.

   The cost to an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

   If a devaluation is generally anticipated, an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. An Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

   Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

   The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

  A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

  Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts

  The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict an Underlying Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Underlying Funds are engaged in that strategy.

   An Underlying Fund's ability to dispose of its positions in forward contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward contracts. Forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that an Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above.

  BANK INSTRUMENTS. The Diversified Bond, Short Term Bond and Multistrategy Bond Funds may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money managers when evaluating credit risk in the selection of investments.

  INDEXED COMMERCIAL PAPER. Indexed commercial paper is US-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the US dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on US-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the US dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Currently only the Multistrategy Bond Fund intends to invest in indexed commercial paper, and then only for hedging purposes. The staff of the SEC is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security." If required by the appropriate authorities to assure that investments in indexed commercial paper are not used to achieve investment leverage, a Fund will segregate liquid assets in an amount at all times equal or exceeding the Fund's commitment with respect to these contracts.

   ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The forms of mortgage related and other asset-backed securities the Underlying Funds may invest in include the securities described below:

   MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the GNMA, which is a wholly-owned US government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

   COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

   ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

   RISK FACTORS. Prepayment of principal on mortgage or asset-backed securities may expose an Underlying Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

  LOAN PARTICIPATIONS. The Multistrategy Bond Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. In purchasing the loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale.

   INTEREST RATE TRANSACTIONS. The Short Term Bond and Multistrategy Bond Funds may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the money managers and the Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. To the extent that the Funds enter into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

  The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was not used.

   A Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

  INVESTMENT IN EMERGING MARKETS. Foreign investment may include emerging market debt. Emerging markets consist of countries determined by the money managers of the Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The Funds may invest in the following types of emerging market debt -- bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar.

Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

   FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.


   OTHER DEBT SECURITIES. Multistrategy Bond Fund may invest in debt securities issued by supranational organizations such as:


     The World Bank -- An international bank which was chartered to finance development projects in developing member countries.


     The European Community -- An organization which consists of certain European states engaged in cooperative economic activities.


     The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.


     The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.


   Multistrategy Bond Fund may also invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies. The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.

   BRADY BONDS. The Multistrategy Bond Fund may invest in Brady Bonds, the products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US-dollar) and are actively traded on the over-the-counter market. Brady Bonds have been issued only recently and accordingly they do not have a long payment history.

                                     TAXES

   DISTRIBUTIONS
   -------------

   DISTRIBUTIONS OF NET INVESTMENT INCOME. The LifePoints Funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a LifePoints Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by a LifePoints Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

   DISTRIBUTIONS OF CAPITAL GAINS. The LifePoints Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a LifePoints Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the LifePoints Fund. Any net short-term or long-term capital gains realized by a LifePoints Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a LifePoints Fund.

   INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each LifePoints Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held a LifePoints Fund's shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in a LifePoints Fund.

   TAXES
   -----

   Election to be Taxed as a Regulated Investment Company. Each LifePoints Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"), has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year.
As a regulated investment company, a LifePoints Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of a LifePoints Fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, a LifePoints Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of a LifePoints Fund's available earnings and profits.

   EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a LifePoints Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each LifePoints Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

   REDEMPTION OF FUND SHARES. Redemptions and exchanges of a LifePoints Fund's shares are taxable transactions for federal and state income tax purposes that cause you to recognize a gain or loss. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a LifePoints Fund on those shares.

   All or a portion of any loss that you realize upon the redemption of your LifePoints Fund shares will be disallowed to the extent that you purchase other shares in such LifePoints Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

                           MONEY MANAGER INFORMATION
                             FOR UNDERLYING FUNDS

                            DIVERSIFIED EQUITY FUND

   Alliance Capital Management L.P. is a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

   Barclays Global Fund Advisors N.A. is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

   Equinox Capital Management, Inc. is a registered investment adviser with majority ownership held by Ron Ulrich.

   INVESCO Capital Management, Inc. is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by Dave Flowler, Jay Freedman, Parker Hall, Richard Knee, Ken Meyer and Ray Zemon.

  Morgan Stanley Dean Witter Investment Management, Inc. is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Sanford C. Bernstein & Co., Inc. is a registered investment adviser.   Founded
in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.


                              SPECIAL GROWTH FUND

  Delphi Management, Inc. is 100% owned by Scott Black.

  Fiduciary International, Inc., an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P. is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc. is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc. is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

  Westpeak Investment Advisors, L.P., a registered investment adviser that is indirectly controlled by Metropolitan Life Insurance Company.

                           QUANTITATIVE EQUITY FUND

  Barclays Global Fund Advisors, See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc. is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                         INTERNATIONAL SECURITIES FUND

  Delaware International Advisers Limited is an investment adviser whose ultimate parent is Lincoln National Corporation, a publicly traded company.

  Fidelity Management Trust Company is a bank as defined in the investment advisors Act of 1940 and is a wholly owned subsidiary of FMR Corp. Members of the Edward C. Johnson 3rd family are predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Mastholm Asset Management, LLC is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph P. Jordan, Arthur M. Tyson and Theordore J. Tyson.

  Montgomery Asset Management LLC is a Delaware limited liability company with majority ownership held by Commerzbank AG, a foreign banking organization.

  Oeschle International Advisors, LLC is a Delaware limited liability company that is controlled by the following members: S. Dewey Keesler, Stephen P. Langer, Walter Oeschle, L. Sean Roche, Steven H. Schaefer, Warren R. Walker and Andrew S. Parlin.

  Sanford C. Bernstein & Co., Inc., See:  Diversified Equity Fund.

  The Boston Company Asset Management, Inc. is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                             SHORT TERM BOND FUND

  BlackRock Financial Management is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc. See: Diversified Bond Fund.

  STW Fixed Income Management Ltd. is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                            MULTISTRATEGY BOND FUND

  Credit Suisse Asset Management is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

  AEW Capital Management, L.P. is a wholly-owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly held corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd. is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd. is controlled 55% by management and assorted interests, and the balance held by outside shareholders, with the largest single holding being 15%.

  J.P. Morgan Investment Management Inc. See: Quantitative Equity Fund.

  Montgomery Asset Management LLC See; International Securities Fund.


                          RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

   MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

   Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

   Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

   Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   STANDARD & POOR'S RATINGS GROUP ("S&P"):

   AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of
   instances   they differ from AAA issues only in small degree.

   A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

   BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

   B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

   CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

   C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

   D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the appropriate category.

   Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

   STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES. MOODY'S:

   Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

   MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

   MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

   S&P:

   A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

   -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

   -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

   Note rating symbols are as follows:

   SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

   SP-2 -- Satisfactory capacity to pay principal and interest.

   S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

   The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used to denote the put option (for example, "AAA/A-1+") or if the nominal maturity is short, a rating of "SP-1+/AAA" is assigned.

COMMERCIAL PAPER RATINGS.

   MOODY'S:

   Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (l) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-l, Prime-2, or Prime-3.

   Prime-1 - indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

   Prime-2 - indicates a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   S&P:

   Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-l, A-2, or A-3.

   A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

   A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

   DUFF & PHELPS, INC.:

   Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

   Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

   The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carries the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

   Duff 1+ -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

   Duff 1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

   Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

   Good Grade

   Duff 2 -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

   Satisfactory Grade

   Duff 3 -- Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

   Non-Investment Grade

   Duff 4 -- Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

   Default

   Duff 5 -- Issuer failed to meet scheduled principal and/or interest payments.

   IBCA, INC.:

   In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

   IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

   Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While this confidential data cannot be disclosed in reports, it is taken into account when assigning ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.
   IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

   A1+ -- Obligations supported by the highest capacity for timely repayment.

   A1 -- Obligations supported by a very strong capacity for timely repayment.

   A2 -- Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

   B1 -- Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

   B2 -- Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

   C1 -- Obligations for which there is an inadequate capacity to ensure timely repayment.

   D1 -- Obligations which have a high risk of default or which are currently in default.

   FITCH INVESTORS SERVICE, INC. ("FITCH"):

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

   Fitch short-term ratings are as follows:

   F-1+ -- Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1 -- Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

   F-2 -- Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

   F-3 -- Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

   F-5 -- Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

   D -- Default. Issues assigned this rating are in actual or imminent payment default.

THOMSON BANKWATCH ("TBW") SHORT-TERM RATINGS:

   The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

   These ratings are derived exclusively from a quantitative analysis of publicly available information. Qualitative judgments have not been incorporated. The ratings are intended to be applicable to all operating entities of an organization but there may be in some cases more credit liquidity and/or risk in one segment of the business than another.

   The TBW short-term rating applies only to unsecured instruments that have a maturity of one year or less, and reflects the likelihood of an untimely payment of principal or interest.

   TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

   TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

   TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

   TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                             FINANCIAL STATEMENTS

  The 1998 annual financial statements of the LifePoints Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the LifePoints Funds Annual Report to Shareholders. A copy of the Fund's Annual Report dated December 31, 1998 accompanies this Statement of Additional Information and is incorporated herein by reference.

                                   GLOSSARY


  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs"). ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank demonimated is US dollars and held in the United States.

  Brady Bonds -- Product of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

  Board -- The Board of Trustees of FRIC.

  Cash reserves -- The Underlying Funds are authorized to invest its cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by a Fund) in money market instruments and in debt securities of comparable quality to the Fund's permitted investments. As an alternative to an Underlying Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Fund's cash reserves in FRIC's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in FRIC's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, FRIC's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts, Global Depository Receipts, and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Funds under a contract with FRIC.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have been selected by FRIMCo or by FRIC's Distributor, and institutions or individuals who have acquired Fund shares through such institutions or Financial Intermediaries, and trustees, officers, employees and certain third-party contractors of FRIC and its affiliates and their spouses and children.

  Emerging market companies -- A company in an emerging market means (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- A bank trust department, registered investment adviser, broker-dealer or other financial services organization that has been selected by FRIMCo or by FRIC's Distributor.

  FNMA -- Federal National Mortgage Association.

  Forward commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year, and they typically enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, the Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIC -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC

  FRIMCo -- Frank Russell Investment Management Company, FRIC's administrator, manager and transfer and dividend paying agent.

  Funds -- The 27 investment series of FRIC. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association

  Illiquid securities -- The Underlying Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Underlying Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service

  Lending portfolio securities -- Each Underlying Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Diversified Equity, Special Growth, Quantitative Equity, International Securities, Real Estate Securities and Emerging Markets Funds' assets assigned to a Liquidity portfolio. The Liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Fund of FRIC. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a Fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's

  NYSE -- New York Stock Exchange

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. Emerging Markets Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers

  REITs -- Real estate investment trusts

  Repurchase agreements -- An Underlying Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- A Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds

  Russell 1000(R) Index. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Quantitative Equity Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to FRIC and to the Funds

  S&P -- Standard & Poor's Ratings Group, an NRSRO

  S&P 500 -- Standard & Poor's 500 Composite Price Index

  SAI -- FRIC's Statement of Additional Information.

  SEC -- US Securities and Exchange Commission

  Shares -- The Class Shares in the Funds described in the Prospectuses. Each Class Share of a Fund represents a share of beneficial interest in the Fund.

  Transfer Agent -- FRIMCo, in its capacity as FRIC's transfer and dividend paying agent

  Underlying Funds -- The FRIC Funds in which the LifePoints Funds invest in.

  US -- United States

  US government obligations -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities. US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Variable amount demands master notes -- These notes represent borrowing arrangements between commercial paper issuers and institutional lenders, such as the Funds.

  Variable rate obligation -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of FRIC and the Funds.

     1933 Act -- The Securities Act of 1933, as amended.

                                     FRANK RUSSELL INVESTMENT COMPANY
                                     --------------------------------

                                     File No. 2-71299 and 811-3153
                                     1933 Act Post-Effective Amend. No. 43
                                     1940 Act Amendment No. 43

                                     PART C
                               OTHER INFORMATION
                               -----------------

Item 23.  Exhibits
          --------

             1(a) Master Trust Agreement (incorporated by reference to Item 24(b)(1)(a) filed under Post-Effective Amendment No. 32)

             1(b) 11/29/84 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(b) filed under Post-Effective Amendment No. 32)

             1(c) 5/29/85 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(c) filed under Post-Effective Amendment No. 32)

             1(d) 1/26/87 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(d) filed under Post-Effective Amendment No. 32)

             1(e) 2/23/89 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(e) filed under Post-Effective Amendment No. 32)

             1(f) 5/11/92 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(f) filed under Post-Effective Amendment No. 32)

             1(g) 3/22/96 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(g) filed under Post-Effective Amendment No. 32)

             1(h) 4/22/96 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(h) filed under Post-Effective Amendment No. 33)

             1(i) 11/4/96 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(i) filed under Post-Effective Amendment No. 36)

             1(j) 4/27/98 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(j) filed under Post-Effective Amendment No. 40)

             1(k) 4/27/98 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(k) filed under Post-Effective Amendment No. 40)

             1(l) 6/3/98 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(l) filed under Post-Effective Amendment No. 40)

             1(m) 10/5/98 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(m) filed under Post-Effective Amendment No. 41)

             1(n) 11/9/98 Amendment to Master Trust Agreement (incorporated by reference to Item 24(b)(1)(n) filed under Post-Effective Amendment No. 41)

             2 Bylaws (incorporated by reference to Post-Effective Amendment No. 38)

             3        Specimen Certificates of Shares of the Registrant

             3(a) Equity I Fund, Equity II Fund, Equity III Fund, Fixed Income I Fund, Fixed Income II Fund, International Fund and Money Market Fund (incorporated by reference to Item 24(b)(4)(a) filed under Post-Effective Amendment No. 39)

             3(b) Diversified Equity Fund, Special Growth Fund, Equity Income Fund, Diversified Bond Fund, Volatility Constrained Bond Fund, International Securities Fund, Limited Volatility Tax Free Fund and U.S. Government Money Market Fund (incorporated by reference to Item 24(b)(4)(b) filed under Post-Effective Amendment No. 39)

             3(c) Quantitative Equity, Equity Q and Tax Free Money Market Funds (incorporated by reference to Item 24(b)(4)(c) filed under Post-Effective Amendment No. 39)

             3(d)     Real Estate Securities Fund (incorporated by reference to
                      Item 24(b)(4)(d) filed under Post-Effective Amendment No.
                      39)

             4(a) Advisory Agreement with Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(5)(a) filed under Post-Effective Amendment No. 40)

             4(a)(1) Advisory Agreement with Frank Russell Investment Management Company dated January 1, 1999 (incorporated by reference to Post-Effective Amendment No. 42)

             4(b)(1) Service Agreement with Frank Russell Company and Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(5)(b)(1) filed under Post-Effective Amendment No. 38)

             4(b)(2) Letter Agreement adding Real Estate Securities Fund to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(2) filed under Post-Effective Amendment No.
                      38)

             4(b)(3) Amendment 1 to Service Agreement with Frank Russell Company and Frank Russell Investment Management Company changing services and fees (incorporated by reference to Item 24(b)(5)(b)(3) filed under Post-Effective Amendment No. 38)

             4(b)(4) Letter Agreement adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(4) filed under Post-Effective Amendment No. 38)

             4(b)(5) Amendment No. 2 to the Service Agreement with Frank Russell Company and Frank Russell Investment Management Company amending Section 4 of the Agreement (incorporated by reference to Item 24(b)(5)(b)(5) filed under Post-Effective Amendment No. 32)

             4(b)(6) Letter Agreement adding Equity T Fund to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(6) filed under Post-Effective Amendment No.
                      32)

             4(b)(7) Letter Agreement with State Street Bank and Trust Company for development of a Tax Accounting System (incorporated by reference to Item 24(b)(5)(b)(7) filed under Post-Effective Amendment No. 32)

             4(b)(8) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate

                      Strategy, Conservative Strategy and Equity Balanced Strategy Funds to the Yield Calculation Services Agreement (incorporated by reference to Item 24(b)(5)(b)(8) filed under Post-Effective Amendment No. 36)

             4(b)(9) Letter Agreement to the Yield Calculation Services Agreement redesignating Class C Shares as Class E Shares and the existing shares of Institutional Funds to Class I Shares (incorporated by reference to Post-Effective Amendment No. 42)

             4(b)(10) Letter Agreement to the Yield Calculation Services
                      Agreement redesignating Premier Adviser Class Shares as Premier Class Shares and Premier Institutional Class Shares as Class E Shares (incorporated by reference to Post-Effective Amendment No. 42)

             4(c)(1) Portfolio Management Contract, as amended, with Money Managers and Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(5)(c)(1) filed under Post-Effective Amendment No. 32)

             4(c)(2) Portfolio Management Contract, as amended, with Money Managers and Frank Russell Investment Management Company


             4(d) Administrative Agreement with Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(5)(d) filed under Post-Effective Amendment No. 40)


             4(d)(1) Administrative Agreement with Frank Russell Investment Management Company dated January 1, 1999 due to change in control (incorporated by reference to Post-Effective Amendment No. 42)

             5(a)(1) Distribution Agreement with Russell Fund Distributors, Inc. (incorporated by reference to Item 24(b)(6)(a)(1) filed under Post-Effective Amendment No. 38)

             5(a)(2) Letter Agreement adding Real Estate Securities Fund to the Distribution Agreement (incorporated by reference to Item 24(b)(6)(a)(2) filed under Post-Effective Amendment No.
                      38)

             5(a)(3) Letter Agreement adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Distribution Agreement (incorporated by reference to Item 24(b)(6)(a)(3) filed under Post-Effective Amendment No.
                      38)

             5(a)(4) Letter Agreement adding Equity T Fund to the Distribution Agreement (incorporated by reference to Item 24(b)(6)(a)(4) filed under Post-Effective Amendment No.
                      32)

             5(a)(5) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds to the Distribution Agreement (incorporated by reference to Item 24(b)(6)(a)(5) filed under Post-Effective Amendment No.
                      36)

             5(a)(6) Distribution Agreement with Russell Fund Distributors, Inc. dated January 1, 1999 due to change in control (incorporated by reference to Post-Effective Amendment No.
                      42)

             5(a)(7) Letter Agreement to the Distribution Agreement with Russell Fund Distributors adding Class C Shares of Short Term Bond and Class C and E Shares of Tax Exempt Bond Fund (incorporated by reference to Post-Effective Amendment No.
                      42)

             6        Bonus or Profit Sharing Plans (none)

             7(a) Custodian Agreement with State Street Bank and Trust Company (incorporated by reference to Item 24(b)(8)(a) filed under Post-Effective Amendment No. 38)

             7(b) Letter Agreement adding Real Estate Securities Fund to the Custodian Agreement (incorporated by reference to Item 24(b)(8)(b) filed under Post-Effective Amendment No. 38)

             7(c) Letter Agreement adding Fixed Income III and Multistrategy Bond Funds to the Custodian Agreement (incorporated by reference to Item 24(b)(8)(c) filed under Post-Effective Amendment No. 38)

             7(d) Letter Agreement adding Emerging Markets Fund to the Custodian Agreement (incorporated by reference to Item 24(b)(8)(d) filed under Post-Effective Amendment No. 38)

             7(e) Amendment No. 1 to Custodian Agreement with State Street Bank and Trust Company amending Section 3.5 of the Agreement (incorporated by reference to Item 24(b)(8)(e) filed under Post-Effective Amendment No. 38)

             7(f) Form of Amendment to Custodian Agreement with State Street Bank and Trust Company amending Sections 2.2 and 2.7 of the Agreement (incorporated by reference to Item 24(b)(8)(f) filed under Post-Effective Amendment No. 38)

             7(g) Amendment to the Custodian Agreement with State Street Bank and 2.7 of the Agreement (incorporated by reference to Item 24(b)(8)(g) filed under Post-Effective Amendment No. 38)

             7(h) Amendment to the Fee Schedule of the Custodian Agreement with State Street Bank and Trust Company (incorporated by reference to Item 24(b)(8)(h) filed under Post-Effective Amendment No. 38)

             7(i) Amendment to the Custodian Agreement with State Street Bank and Trust Company for addition of Omnibus accounts (incorporated by reference to Item 24(b)(8)(i) filed under Post-Effective Amendment No. 32)

             7(j) Amendment to the Custodian Agreement with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for all Funds except the Emerging Markets Fund (incorporated by reference to Item 24(b)(8)(j) filed under Post-Effective Amendment No. 32)

             7(k) Amendment to the Custodian Agreement with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for the Emerging Markets Fund (incorporated by reference to Item 24(b)(8)(k) filed under Post-Effective Amendment No. 32)

             7(l) Amendment to the Custodian Agreement with State Street Bank and Trust Company adding Equity T Fund (incorporated by reference to Item 24(b)(8)(l) filed under Post-Effective Amendment No. 32)

             7(m) Amendment to the Custodian Agreement with State Street Bank and Trust Company adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds (incorporated by reference to Item 24(b)(8)(m) filed under Post-Effective Amendment No. 36)

             8(a)(1) Agency Agreement with Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(9)(a)(1) filed under Post-Effective Amendment No. 38)

             8(a)(2) Letter Agreement adding Real Estate Securities Fund to the (Transfer) Agency Agreement (incorporated by reference to
                      Item 24(b)(9)(a)(2) filed under Post-Effective Amendment No. 38)

             8(a)(3) Letter Agreement adding Fixed III Income, Multistrategy Bond and Emerging Markets Funds to the (Transfer) Agency Agreement (incorporated by reference to Item 24(b)(9)(a)(3) filed under Post-Effective Amendment No.
                      38)

             8(a)(4) Letter Agreement amending Schedule A of the Transfer and Dividend Disbursing Agency Agreement with Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(9)(a)(4) filed under Post-Effective Amendment No. 32)

             8(a)(5) Letter Agreement adding Equity T Fund to the Transfer and Dividend Agency Agreement (incorporated by reference to
                      Item 24(b)(9)(a)(5) filed under Post-Effective Amendment No. 32)

             8(a)(6) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds to the Transfer and Dividend Disbursing Agency Agreement (incorporated by reference to Item 24(b)(9)(a)(6) filed under Post-Effective Amendment No. 36)

             8(a)(7) Letter Agreement to Transfer and Dividend Disbursing Agreement redesignating Class C Shares as Class E Shares and the existing shares of the Institutional Funds as Class I Shares (incorporated by reference to Post-Effective Amendment No. 42)

             8(a)(8) Letter Agreement to Transfer and Dividend Disbursing Agreement redesignating Premier Adviser Class Shares as Premier Class Shares and Premier Institutional Class Shares as Class E Shares (incorporated by reference to Post-Effective Amendment No. 42)

             8(a)(9) Form of Letter Agreement to Transfer and Dividend Disbursing Agency Agreement for reimbursement for shareholder search expenses.

             8(b) General forms of Frank Russell Investment Management Company's Asset Management Services Agreements with Bank Trust Departments and with other clients (incorporated by reference to Item 24(b)(9)(b) filed under Post-Effective Amendment No. 38)

             8(c) General forms of Frank Russell Investment Management Company's Asset Management Services Agreement with its clients (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38)

             8(d) General form of Frank Russell Investment Management Company's Asset Management Services Agreement with Private Investment Consulting clients of Frank Russell Company (incorporated by reference to Item 24(b)(9)(d) filed under Post-Effective Amendment No. 38)

             8(e) Form of Shareholder Servicing Plan including forms of related agreements (incorporated by reference to Item 24(b)(9)(e) filed under Post-Effective Amendment No. 41)

             8(f) General Form of Frank Russell Investment Management Company Asset Management Services Agreement with non-compete clause customers (incorporated by reference to
                      Item 24(b)(9)(f) filed under Post-Effective Amendment No.
                      38)

             8(g) Form of Letter Agreements regarding fee waivers & reimbursements

             9 Opinion and Consent of Counsel (incorporated by reference to Item filed under Post-Effective Amendment No. 39)

             10(a)    Other Opinions - Consent of Independent Accountants

             10(b) Limited Power of Attorney with respect to Amendments to the SEC Registration Statements of Frank Russell Investment Company of Frank Russell Investment Company Trustees (incorporated by reference to Item 24(b)(11)(b) filed under Post Effective Amendment No. 38)

             11       Financial Statements omitted from Item 22 (none)

             12 Agreement related to Initial Capital provided by Frank Russell Company (incorporated by reference to Item 24(b)(13) filed under Post-Effective Amendment No. 38)

             13 Form of Rule 12b-1 Distribution Financing Plan including forms of related agreements (incorporated by reference to
                      Item 24(b)(15) filed under Post-Effective Amendment No.
                      41)

             27 Financial Data Schedules for Frank Russell Investment Company Funds

             15 Form of Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by referenced to Item 24(b)(18) filed under Post-Effective Amendment No. 41)

Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------
          None

Item 25.  Indemnification
          ---------------
          Incorporated by reference to Item 27 filed under Post-Effective Amendment No. 6.

Item 26.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------
          See Registrant's prospectus sections "The Purpose of the Fund--Multi-Style, Multi-Manager Diversification," "The Money Managers", "Money Manager Profiles," and "Management of the Funds", the Statement of Additional Information sections "Structure and Governance--Trustees and Officers," and "Operation of Investment Company--Consultant."

Item 27.  Principal Underwriters
          ----------------------
          (a)  SSgA Funds

          (b) Russell Fund Distributors, Inc. is the principal underwriter of the Registrant. The directors and officers of Russell Fund Distributors, Inc., their principal business address, and positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:

         Name and                       Positions and                         Position and
    Principal Business                  Officers with                         Offices with
         Address                         Registrant                           Underwriter
         -------                         ----------                           -----------
     George F. Russell, Jr.        Trustee Emeritus, Chairman of        None
                                   the Board

     Lynn L. Anderson              Trustee, President, Chief            Director, Chairman of the Board
                                   Executive Officer                    and Chief Executive Officer

     Mark E. Swanson               Treasurer and Chief                  None
                                   Accounting Officer

     Karl J. Ege                   Secretary and General                Secretary and General Counsel
                                   Counsel

     Randall P. Lert               Director of Investments              Director

     J. David Griswold             Assistant Secretary                  Assistant Secretary and
                                                                        Associate General Counsel

     Gregory J. Lyons              Assistant Secretary and              Assistant Secretary
                                   Associate General Counsel

     Deedra S. Walkey        Assistant Secretary      None

     Amy Osler               Assistant Secretary      None

     Rick J. Chase           Assistant Treasurer      None

     Ryan C. Finnigan        Assistant Treasurer      None

     Eric A. Russell         None                     Director and President

     B. James Rohrbacher     None                     Director of Compliance and
                                                      Internal Audit, Chief
                                                      Compliance Officer

     Linda L. Gutmann        None                     Treasurer and Controller

     Mary E. Hughs           None                     Assistant Secretary

     Carla L. Anderson       None                     Assistant Secretary

     John James              None                     Assistant Secretary

(c)  Inapplicable.

Item 28.  Location of Accounts and Records
          --------------------------------
          All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:


          FRIC                                   FRIMCo
          ----                                   ------
          Frank Russell Investment Company       Frank Russell Investment
          909 A Street                           Management Company
          Tacoma, Washington 98402               909 A Street
                                                 Tacoma, Washington 98402

          SS                                     MM
          --                                     --
          State Street Bank & Trust Company      Money Managers
          1776 Heritage Drive JA4N               See, Prospectus Section
                                                 ---
          North Quincy, Massachusetts 02171      "Money Manager Profiles"
                                                 for Names and Addresses

        Rule 31a-1
        ----------
        (a) Records forming basis for financial statements - at principal offices of SS, FRIC, FRIMCo, and MM for each entity

        (b)       FRIC Records:
             (1)    SS - Journals, etc.
             (2)    SS - Ledgers, etc.
             (3)    Inapplicable
             (4)    FRIC - Corporate charter, etc.
             (5)    MM - Brokerage orders
             (6)    MM - Other portfolio purchase orders
             (7)    SS - Contractual commitments
             (8)    SS and FRIC - Trial balances
             (9)    MM - Reasons for brokerage allocations
             (10)   MM - Persons authorizing purchases and sales
             (11)   FRIC and MM - Files of advisory material
             (12)   ---
        (c)       Inapplicable
        (d)       FRIMCo - Broker-dealer records, to the extent applicable
        (e)       Inapplicable
        (f)       FRIMCo and MM - Investment adviser records

Item 29.  Management Services
          -------------------
          None except as described in Parts A and B.

Item 30.  Undertakings
          ------------
        Registrant has elected to include its Management's discussion of Fund performance required under N-1A, Item 5A in its annual report. Registrant therefore undertakes to provide annual reports without charge to any recipient of a Prospectus who requests the information.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Frank Russell Investment Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) of the Securities Act of 1933 and has duly caused this Post Effective Amendment No.43 to its Registration Statements to be signed on its behalf by the undersigned thereto duly authorized, in the City of Tacoma, and State of Washington, on this 15th day of April, 1999.


                              FRANK RUSSELL INVESTMENT COMPANY
                              --------------------------------
                                        Registrant

                                       By: /s/ Lynn L. Anderson
                                           -------------------------------------
                                         Lynn L. Anderson, Trustee and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 15, 1999.

Signatures                         Title
----------                         -----

/s/ Lynn L. Anderson          Trustee and President,
-----------------------
Lynn L. Anderson*             in his capacity as
                              Chief Executive Officer

/s/ Mark E. Swanson           Treasurer, in his capacity
-----------------------
Mark E. Swanson*              as Chief Accounting Officer

                              Trustee
_______________________
Paul E. Anderson*
                              Trustee
_______________________

Paul Anton, PhD*

                              Trustee
_______________________

William E. Baxter*

                              Trustee
_______________________
Lee C. Gingrich*

                              Trustee
_______________________
Eleanor W. Palmer*

By: /s/Gregory J. Lyons       Assistant Secretary
    -------------------
   Gregory J. Lyons

* Original Powers of Attorney authorizing the President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary, and each of them singly to sign this Amendment on behalf of each member of the Board of Trustees of Frank Russell Investment Company which have been filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX
                                 -------------

Name of Exhibit
---------------
Exhibit  Number
---------------

Portfolio Management Contract , as amended,                            4(c)(2)
with Money Managers and
Frank Russell Investment Management Company


Form of Letter Agreement to Transfer and Dividend                      8(a)(9)
Disbursing Agency Agreement for reimbursement for shareholder search expenses.


Form of Letter Agreements regarding fee waivers
& reimbursements                                                       8(g)

Other Opinions - Consent of Independent Accountants                    10(a)

Financial Data Schedules for Frank Russell Investment Company Funds    27

                       FRANK RUSSELL INVESTMENT COMPANY

                               FILE NO. 2-71299
                               FILE NO. 811-3153
                               -----------------


                                   EXHIBITS
                                   --------

                           Listed in Part C, Item 23

                      To Post-Effective Amendment No. 43
                             and Amendment No. 43
                                      to
                      Registration Statement on Form N-1A
                                     Under
                            Securities Act of 1933
                                      and
                        Investment Company Act of 1940